File No. 333-73406

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-4

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

☐ Pre-Effective Amendment No.	☒ Post-Effective Amendment No. 3

and/or

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 38

Massachusetts Mutual Variable Annuity Separate Account 4

(Exact Name of Registrant)

Massachusetts Mutual Life Insurance Company

(Name of Depositor)

1295 State Street, Springfield, Massachusetts 01111

(Address of Depositor’s Principal Executive Offices)

(413) 788-8411

Robert Liguori

Senior Vice President and Co-General Counsel

Massachusetts Mutual Life Insurance Company

1295 State Street

Springfield, Massachusetts 01111

(Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering:    Continuous.

It is proposed that this filing will become effective (check appropriate box)

☐	immediately upon filing pursuant to paragraph (b) of Rule 485.

☒	on May 1, 2005 pursuant to paragraph (b) of Rule 485.

☐	60 days after filing pursuant to paragraph (a) of Rule 485.

☐	on pursuant to paragraph (a) of Rule 485.

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

CROSS REFERENCE TO ITEMS

REQUIRED BY FORM N-4

N-4 Item	Caption in Prospectus
1	Cover Page

2	Index of Special Terms

3	Table of Fees and Expenses

4	Condensed Financial Information; Performance

5	The Company; Investment Choices

6	Expenses; Distribution

7	Ownership; Purchasing a Contract; Voting Rights; Reservation of Rights; Contract Value; Cover Page

8	The Income Phase

9	Death Benefit

10	Contract Value; Distribution

11	Highlights; Withdrawals

12	Taxes

13	Legal Proceedings

14	Additional Information Caption in Statement of Additional Information

Caption in Statement of Additional Information
15	Cover Page

16	Table of Contents

17	Company

18	Distribution; Experts; Custodian

19	Purchase of Securities Being Offered

20	Distribution

21	Not Applicable

22	Annuity Payments

23	Financial Statements

PART A

INFORMATION REQUIRED IN A PROSPECTUS

Massachusetts Mutual Life Insurance Company

Massachusetts Mutual Variable Annuity

Separate Account 4

MassMutual Transitions®

This prospectus describes an individual or group deferred variable annuity contract offered by Massachusetts Mutual Life Insurance Company. It provides for accumulation of contract value and annuity payments on a fixed and variable basis.

There are two versions of this contract available: (1) the Transitions Custom Plan and (2) the Transitions Package Plan. The Transitions Custom Plan allows contract owners to custom build their own contract by adding additional contract features to the standard Transitions Custom Plan contract. The Transitions Custom Plan also allows contract owners to change certain contract features at a later date. The Transitions Package Plan consists of three distinct packages of contract features called Transitions Package I, Transitions Package II, and Transitions Package III. Please refer to pg 5 of this prospectus for more detail regarding the Transitions Custom Plan and the Transitions Package Plan.

Certain contract features available under the Transitions Custom Plan involve payment of a credit. If you elect any of these contract features, your contract expenses may be higher than the expenses for a contract where these contract features have not been elected. The amount of the credits may be more than offset by the charges for these additional contract features.

You, the contract owner, have a number of investment choices in this contract. Subject to state availability, these investment choices include multiple fixed account options as well as the following funds which are offered through our separate account, Massachusetts Mutual Variable Annuity Separate Account 4.

AIM Variable Insurance Funds

•	AIM V.I. Financial Services Fund (Series I Shares)
•	AIM V.I. Health Sciences Fund (Series I Shares)#
•	AIM V.I. Technology Fund (Series I Shares)

American Century® Variable Portfolios, Inc.

•	American Century VP Income & Growth Fund
•	American Century VP Value Fund

American Funds Insurance Series®

•	American Funds® Asset Allocation Fund (Class 2)
•	American Funds® Growth-Income Fund (Class 2)

Calvert Variable Series, Inc.

•	Calvert Social Balanced Portfolio

Fidelity® Variable Insurance Products Fund

•	VIP Contrafund® Portfolio (Initial Class)
•	VIP Growth Portfolio (Service Class)

Franklin Templeton Variable Insurance Products Trust

•	Franklin Small Cap Value Securities Fund (Class 2)
•	Templeton Foreign Securities Fund (Class 2)

Janus Aspen Series

•	Janus Aspen Balanced Portfolio (Service Shares)
•	Janus Aspen Forty Portfolio (Service Shares)
•	Janus Aspen Worldwide Growth Portfolio (Service Shares)

MFS® Variable Insurance TrustSM

•	MFS® Investors Trust Series
•	MFS® New Discovery Series

MML Series Investment Fund and MML Series Investment Fund II

(Series II denoted by an asterisk)

•	MML Blend Fund*
•	MML Emerging Growth Fund
•	MML Enhanced Index Core Equity Fund*
•	MML Equity Fund*
•	MML Equity Index Fund (Class I)
•	MML Growth Equity Fund
•	MML Inflation – Protected Bond Fund*
•	MML Large Cap Value Fund
•	MML Managed Bond Fund*
•	MML Small Cap Equity Fund*
•	MML Small Cap Growth Equity Fund
•	MML Small Company Opportunities Fund*

Oppenheimer Variable Account Funds

•	Oppenheimer Aggressive Growth Fund/VA
•	Oppenheimer Balanced Fund/VA
•	Oppenheimer Capital Appreciation Fund/VA
•	Oppenheimer Global Securities Fund/VA
•	Oppenheimer High Income Fund/VA
•	Oppenheimer Main Street Fund®/VA
•	Oppenheimer Money Fund/VA
•	Oppenheimer Strategic Bond Fund/VA

Panorama Series Fund, Inc.

•	Oppenheimer International Growth Fund/VA

Scudder Investment VIT Funds

•	Scudder VIT EAFE® Equity Index Fund†
•	Scudder VIT Small Cap Index Fund

T. Rowe Price Equity Series, Inc.

•	T. Rowe Price Blue Chip Growth Portfolio
•	T. Rowe Price Equity Income Portfolio
•	T. Rowe Price Mid-Cap Growth Portfolio††

#	As of July 1, 2005, this fund will be called AIM V.I. Global Health Care Fund (Series I Shares).
†	Unavailable in contracts issued on or after May 1, 2005. For contracts issued prior to May 1, 2005, purchase payment allocations or transfers are allowed until July 25, 2005. The fund is being liquidated on July 25, 2005, at which time any contract value remaining in the fund will be transferred to the Oppenheimer Money Fund/VA.
††	Unavailable in contracts issued on or after May 1, 2004.

Please read this prospectus before investing. You should keep it for future reference. It contains important information about the contract.

To learn more about the contract, you can obtain a copy of the Statement of Additional Information (SAI), dated May 1, 2005. We filed the SAI with the Securities and Exchange Commission (SEC) and it is legally a part of this prospectus. The SEC maintains a web site (http://www.sec.gov) that contains the SAI, material incorporated by reference and other information regarding companies that file electronically with the SEC. The Table of Contents of the SAI is on page 69 of this prospectus. For a free copy of the SAI, or for general inquiries, call our Annuity Service Center at (800) 272-2216 (press 2) or write to: MassMutual Financial Group, Annuity Service Center HUB, P.O. Box 9067, Springfield, MA 01102-9067.

The contract:

•	is not a bank or credit union deposit or obligation.
•	is not FDIC or NCUA insured.
•	is not insured by any federal government agency.
•	is not guaranteed by any bank or credit union.
•	may go down in value.

The SEC has not approved this contract or determined that this prospectus is accurate or complete. Any representation that it has is a criminal offense.

May 1, 2005

Index of Special Terms

We have tried to make this prospectus as readable and understandable for you as possible. By the very nature of the contract, however, certain technical words or terms are unavoidable. We have identified the following as some of these words or terms. The page that is indicated here is where we believe you will find the best explanation for the word or term.

Page

Accumulation Phase	15

Accumulation Unit	30

Age	19

Annuitant	19

Annuity Date	43

Annuity Options	44

Annuity Payments	44

Annuity Service Center	1

Annuity Unit Value	44

Contract Anniversary	37

Free Withdrawals	40

Income Phase	43

Interest Rate Factor Adjustment	30

Non-Qualified	63

Purchase Payment	20

Qualified	63

Separate Account	21

Tax Deferral	15

Window Period	29

Index of Special Terms

Highlights

The Prospectus and the Contract. This prospectus describes general provisions of the contract, but is not intended to address all details of the contract. Where the prospectus and contract differ, the contract will control. You should read your contract for more information about its terms and conditions. Your contract may include state specific requirements which are not described in this prospectus. You may review a copy of the contract upon request.

Free Look

You have a right to examine your contract. If you change your mind about owning your contract, you can cancel it within 10 days after receiving it. However, this time period may vary by state. When you cancel the contract within this time period, we will not assess a contingent deferred sales charge. You will receive your contract value as of the business day we receive your contract and your written request at our Annuity Service Center. If you purchase this contract as an IRA or your state requires it, we will return your purchase payments less any withdrawals taken. For contracts issued in New York, you will receive your contract value plus any previously deducted charges.

Contingent Deferred Sales Charge

We do not deduct a sales charge when we receive a purchase payment from you. However, we may assess a contingent deferred sales charge if you withdraw any part of the contract value or apply your contract value to an annuity option. The amount of the contingent deferred sales charge depends on the amount you withdraw or apply to an annuity option and the length of time between when we issued your contract and when you make a withdrawal or apply your contract value to an annuity option. The contingent deferred sales charge period depends upon the version of the contract that you have selected. The contingent deferred sales charge ranges from 7% to 0% for Transitions Packages I, II, and III, and the Transitions Custom Plan. In return for receiving a credit to your contract, the Transitions Custom Plan allows you to select a contingent deferred sales charge that ranges from 8% to 0%.

Federal Income Tax Penalty

If you withdraw any of the contract value from your non-qualified contract, a 10% federal income tax penalty may be applied to the amount of the withdrawal that is includible in your gross income for tax purposes. Some withdrawals may be exempt from the penalty tax. They include any amounts:

•	paid on or after you reach age 59 1/2;

•	paid to your beneficiary after you die;

•	paid if you become totally disabled as that term is defined in the Internal Revenue Code;

•	paid in a series of substantially equal periodic payments made annually or more frequently, for life or your life expectancy or for the joint lives or joint life expectancies of you and your designated beneficiary;

•	paid under an immediate annuity; or

•	which come from purchase payments made before August 14, 1982.

The Internal Revenue Code (the Code) treats any withdrawals (1) allocable to purchase payments made after August 13, 1982 in an annuity contract entered into prior to August 14, 1982 and (2) from an annuity contract entered into after August 13, 1982, as first coming from earnings and then from your purchase payments. Separate tax penalties and restrictions apply to withdrawals under qualified contracts. Please refer to the Taxes section of this prospectus for more information.

Highlights

Description of the Transitions Custom Plan and the Transitions Package Plan

There are two versions of this contract available: (1) the Transitions Custom Plan and (2) the Transitions Package Plan. The Transitions Custom Plan allows contract owners to custom build their own contract by adding additional contract features to the standard Transitions Custom Plan contract. The Transitions Custom Plan also allows contract owners to change certain contract features at a later date. The Transitions Package Plan consists of three distinct packages of contract features called Transitions Package I, Transitions Package II, and Transitions Package III. Both versions of this contract may not be available in all states.

You elect either the Transitions Custom Plan or the Transitions Package Plan at the time you purchase the contract. If you elect the Transitions Package Plan, you must also elect among Transitions Package I, II, or III at the time you purchase the contract. If you elect Transitions Package I, II, or III, you may transfer among those three packages beginning on your second contract anniversary and on any contract anniversary thereafter. However, you cannot transfer from Transitions Package I, II, or III to the Transitions Custom Plan. If you elect the Transitions Custom Plan, you cannot transfer to Transitions Package I, II, or III, but you can add or change certain features after we issue your contract.

As reflected in the Tables of Fees and Expenses, certain contract features can have a different cost under the Transitions Custom Plan, where they are purchased separately, than they will under the Transitions Package Plan, where they are purchased as part of a package of contract features. In fact, as illustrated in Table II on page 17, the maximum charges for a Transitions Custom Plan, with essentially the same features as a Transitions Package Plan, may be significantly higher than the maximum charges under the Transitions Package Plan. Please consult with a qualified financial professional when you are evaluating whether to elect the Transitions Custom Plan or the Transitions Package Plan.

We have provided further detail regarding the differences between the Transitions Custom Plan and the Transitions Package Plan on page 16 of the prospectus.

Description of the Transitions Custom Plan and the Transitions Package Plan

Table of Fees and Expenses for the

Transitions Custom Plan

Standard Contract Expenses

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the contract.

I. The first table describes the fees and expenses that you will pay at the time that you transfer the value between investment choices, or surrender the contract. We do not deduct a sales charge when we receive a purchase payment, but we may assess a contingent deferred sales charge as noted below. Premium taxes may also be deducted, but are not reflected below.

Contract Owner Transaction Expenses
	Current	Maximum

Transfer Fee
During the Accumulation Phase	12 free transfers per calendar year, thereafter, $20 per transfer.*	12 free transfers per calendar year, thereafter, $20 per transfer.
*	Currently, any transfers made as part of the Separate Account Dollar Cost Averaging Program, the Interest Sweep Option, the DCA Fixed Accounts or the Automatic Rebalancing Program are not subject to the assessment of a transfer fee, and therefore, do not count toward your 12 free transfers every calendar year.

Contingent Deferred Sales Charge (as a percentage of the amount withdrawn or applied to an annuity option)	Current	Maximum

Standard	0%—7%**	7%**

Optional Nine Year (Credit provided if elected)	0%—8%**	8% **

**Contingent Deferred Sales Charge Schedules
Standard
Contract Year	1	2	3	4	5	6	7	8 and later
Percentage	7%	7%	7%	6%	5%	4%	3%	0%

Optional Nine Year (Credit provided if elected)
Contract Year	1	2	3	4	5	6	7	8	9	10 or later
Percentage	8%	8%	7%	6%	5%	4%	3%	2%	1%	0%

II. The next table describes fees and expenses you will pay periodically during the time you own the contract, not including fees and expenses deducted by the funds you select.

Annual Contract Maintenance Charge	Current	Maximum

	$40***	$60
***	Currently waived if contract value is $100,000 or greater when we are to assess the charge.

Separate Account Annual Expenses
(as a percentage of average account value)	Current	Maximum

Mortality and Expense Risk Charge	0.80%	1.50%

Administrative Charge	0.15%	0.25%

Total Separate Account Annual Expenses	0.95%	1.75%

Table of Fees and Expenses

Additional Transitions Custom Plan Contract Owner Expenses:

For an additional charge, there are a number of additional contract features available to you if you elect the Transitions Custom Plan. You must elect these features when you apply for a contract unless otherwise stated. If you elect an additional feature after the time you apply for a contract, the effective date of your election must be on your contract anniversary date immediately following your election. If you elect an additional feature, it will replace the corresponding standard feature available under the Transitions Custom Plan. Certain contract features may not be available in all states.

If you elect one or more of the following additional features, we will deduct a corresponding charge for each feature you elect. Charges for the additional features are in addition to the standard contract expenses.

In the first contract year, we base all charges for additional contract features on your purchase payments received by us during that contract year. We will assess a charge for each additional contract feature upon our receipt of each purchase payment made to your contract during your first contract year.

At the end of your first contract year and at the end of every contract year thereafter, we will calculate the charge for each additional contract feature based on your contract value at that time and we will deduct the charge on each contract anniversary while the feature is in effect.

Five Year Contingent Deferred Sales Charge Feature

For an additional charge, you can elect to receive a five year contingent deferred sales charge schedule instead of the standard Transitions Custom Plan seven year contingent deferred sales charge schedule.

	Current Charge	Maximum Charge
FiveYear Contingent Deferred Sales Charge Feature	0.20%	0.20%

Additional Free Withdrawal Features

For an additional charge, you can elect one of the following free withdrawal features as a replacement for the standard Transitions Custom Plan 10% free withdrawal provision:

	Current Charge	Maximum Charge

1. 10%/20% Free Withdrawal Feature	0.25%	0.25%

	Current Charge	Maximum Charge
2. 15%/Cumulative to 30% Free Withdrawal Feature	0.15%	0.15%

Additional Death Benefit Features

For an additional charge, you can elect one of the following death benefit features as a replacement for the basic death benefit which is the standard death benefit for the Transitions Custom Plan:

	Current Charge	Maximum Charge Ages:
		18-60	61-70	71+
1. Basic Death Benefit with 3 Year Reset Feature	0.10%	0.20%	0.30%	0.70%

	Current Charge	Maximum Charge Ages:
		18-60	61-70	71+
2. Basic Death Benefit with 5% Roll-up Feature	0.40%	0.50%	0.75%	1.20%

	Current Charge	Maximum Charge Ages:
		18-60	61-70	71+
3. Basic Death Benefit with Annual Ratchet Feature	0.25%	0.35%	0.55%	0.80%

Table Of Fees And Expenses

	Current Charge	Maximum Charge Ages:
		18-60	61-70	71+

4. Basic Death Benefit with Combination Feature	0.45%	0.50%	0.80%	1.25%

Earnings Enhancement Benefit Feature

For an additional charge, you can elect the earnings enhancement benefit to supplement any death benefit feature you have elected under the Transitions Custom Plan.

	Current Charge	Maximum Charge

1. Earnings Enhancement Benefit if added to the Basic Death Benefit	0.25%	0.45%

	Current Charge	Maximum Charge

2. Earnings Enhancement Benefit if added to the Contract Value Death Benefit	0.30%	0.45%

	Current Charge	Maximum Charge

3. Earnings Enhancement Benefit if added to the Basic Death Benefit with 3 Year Reset Feature	0.20%	0.45%
	Current Charge	Maximum Charge

4. Earnings Enhancement Benefit if added to the Basic Death Benefit with 5% Roll-Up Feature	0.15%	0.45%

	Current Charge	Maximum Charge

5. Earnings Enhancement Benefit if added to the Basic Death Benefit with Annual Ratchet Feature	0.15%	0.45%

	Current Charge	Maximum Charge

6. Earnings Enhancement Benefit if added to the Basic Death Benefit with Combination Feature	0.15%	0.45%

Guaranteed Minimum Income Benefits

For an additional charge, you can elect one of the following three guaranteed minimum income benefit options as an additional feature for a Transitions Custom Plan contract:

	Current Charge	Maximum Charge

1. Return of Purchase Payment Guaranteed Minimum Income Benefit	0.05%	0.20%

	Current Charge	Maximum Charge

2. 3% Guaranteed Minimum Income Benefit	0.20%	0.30%

	Current Charge	Maximum Charge

3. 5% Guaranteed Minimum Income Benefit	0.35%	0.55%

Guaranteed Minimum Accumulation Benefits

For an additional charge, you can elect one of the following two guaranteed minimum accumulation benefit options as an additional feature for a Transitions Custom Plan contract:

	Current Charge	Maximum Charge

1. Return of Purchase Payment Guaranteed Minimum Accumulation Benefit	0.35%	0.50%

Table Of Fees And Expenses

	Current Charge	Maximum Charge

2. Two Times Return of Purchase Payment Guaranteed Minimum Accumulation Benefit	0.35%	0.50%

Nursing Home Waiver Benefit

For an additional charge, you can elect the nursing home waiver as an additional feature for a Transitions Custom Plan contract:

	Current Charge	Maximum Charge

Nursing Home Waiver Feature	0.05%	0.10%

Equalizer Benefit

For an additional charge, you can elect the equalizer benefit as an additional feature for a Transitions Custom Plan contract:

	Current Charge	Maximum Charge

Equalizer Benefit Feature	0.50%	0.60%

Table Of Fees And Expenses

Table of Fees and Expenses for the Transitions Packages I, II & III

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the contract.

I. The first table describes the fees and expenses that you will pay at the time that you transfer the value between investment choices, or surrender the contract. We do not deduct a sales charge when we receive a purchase payment, but we may assess a contingent deferred sales charge as noted below. Premium taxes may also be deducted, but are not reflected below.

Contract Owner Transaction Expenses

	Current	Maximum
Transfer Fee
During the Accumulation Phase	12 free transfers per calendar year, thereafter, $20 per transfer.*	12 free transfers per calendar year, thereafter, $20 per transfer.
*	Currently, any transfers made as part of the Separate Account Dollar Cost Averaging Program, the Interest Sweep Option, the DCA Fixed Accounts or the Automatic Rebalancing Program are not subject to the assessment of a transfer fee, and therefore, do not count toward your 12 free transfers every calendar year.

	Current	Maximum
Contingent Deferred Sales Charge (as a percentage of the amount withdrawn or applied to an annuity option)	0%—7%**	7%**
**	Contingent Deferred Sales Charge Schedule

Contract Year	1	2	3	4	5	6	7	8 and later
Percentage	7%	7%	7%	6%	5%	4%	3%	0%

II. The next table describes fees and expenses you will pay periodically during the time you own the contract, not including fees and expenses deducted by the funds you select.

	Current	Maximum
Annual Contract Maintenance Charge	$40***	$60

***	Currently waived if contract value is $100,000 or greater when we are to assess the charge.

Separate Account Annual Expenses
(as a percentage of average account value)	Current	Maximum

	Transitions Package I	Transitions Package I

Mortality and Expense Risk Charge	0.80%	1.50%

Administrative Charge	0.15%	0.25%

Total Separate Account Annual Expenses	0.95%	1.75%

	Transitions Package II	Transitions Package II

Mortality and Expense Risk Charge	1.15%	1.50%

Administrative Charge	0.15%	0.25%

Total Separate Account Annual Expenses	1.30%	1.75%

	Transitions Package III	Transitions Package III

Mortality and Expense Risk Charge	1.40%	1.50%

Administrative Charge	0.15%	0.25%

Total Separate Account Annual Expenses	1.55%	1.75%

Table Of Fees and Expenses

Annual Fund Operating Expenses

While you own the contract, if your assets are invested in any of the sub-accounts, you will be subject to the fees and expenses charged by the fund in which that sub-account invests. The first table shows the minimum and maximum total operating expenses charged by any of the funds, expressed as a percentage of average net assets, for the year ended December 31, 2004. More detail concerning each fund’s fees and expenses that you may pay periodically during the time that you own the contract, is contained in the second table below and each fund prospectus.

Charge	Minimum	Maximum
Total Annual Fund Operating Expenses that are deducted from fund assets, including management fees, distribution, and/or 12b-1 fees, and other expenses.	0.41%	1.62%

The following table provides more specific information about the total fund operating expenses of each fund. The fees and expenses reflected in this table are expressed as a percentage of average net assets for the year ended December 31, 2004.

Investment Management Fees and Other Expenses

Fund Name	Management Fees		Other Expenses	12b-1 Fees		Total Fund Operating Expenses
AIM V.I. Financial Services Fund (Series I Shares)	0.75%		0.37%	—		1.12%	[1]
AIM V.I. Health Sciences Fund (Series I Shares)[2]	0.75%		0.36%	—		1.11%	[1,3]
AIM V.I. Technology Fund (Series I Shares)	0.75%		0.40%	—		1.15%	[1]
American Century VP Income & Growth Fund	0.70%	[4]	0.00%	—		0.70%
American Century VP Value Fund	0.93%	[4]	0.00%	—		0.93%
American Funds® Asset Allocation Fund (Class 2)	0.36%		0.01%	0.25%		0.62%
American Funds® Growth — Income Fund (Class 2)	0.29%	[5]	0.02%	0.25%		0.56%	[5]
Calvert Social Balanced Portfolio	0.70%		0.21%	—		0.91%	[6]
Fidelity® VIP Contrafund® Portfolio (Initial Class)	0.57%		0.11%	—		0.68%	[7]
Fidelity® VIP Growth Portfolio (Service Class)	0.58%		0.10%	0.10%		0.78%	[7]
Franklin Small Cap Value Securities Fund (Class 2)	0.53%		0.18%	0.25%	[8]	0.96%	[9]
Janus Aspen Balanced Portfolio (Service Shares)	0.55%	[10]	0.01%	0.25%	[11]	0.81%	[10]
Janus Aspen Forty Portfolio (Service Shares)[12]	0.64%	[10]	0.02%	0.25%	[11]	0.91%	[10]
Janus Aspen Worldwide Growth Portfolio (Service Shares)	0.60%	[10]	0.03%	0.25%	[11]	0.88%	[10]
MFS® Investors Trust Series	0.75%		0.11%	—		0.86%	[13]
MFS® New Discovery Series	0.90%		0.11%	—		1.01%	[13]
MML Blend Fund	0.39%		0.03%	—		0.42%	[14]
MML Emerging Growth Fund	1.05%		0.57%	—		1.62%	[14]
MML Enhanced Index Core Equity Fund	0.55%		0.26%	—		0.81%	[14]
MML Equity Fund	0.38%		0.03%	—		0.41%	[14]
MML Equity Index Fund (Class I)	0.10%		0.34%	—		0.44%
MML Growth Equity Fund	0.80%		0.20%	—		1.00%	[14]
MML Inflation-Protected Bond Fund	0.60%		0.06%	—		0.66%	[14]
MML Large Cap Value Fund	0.80%		0.07%	—		0.87%	[14]
MML Managed Bond Fund	0.45%		0.01%	—		0.46%	[14]
MML Small Cap Equity Fund	0.65%		0.06%	—		0.71%	[14]
MML Small Cap Growth Equity Fund	1.07%		0.14%	—		1.21%	[14]
MML Small Company Opportunities Fund	1.05%		0.10%	—		1.15%	[14]
Oppenheimer Aggressive Growth Fund/VA	0.67%		0.02%	—		0.69%
Oppenheimer Balanced Fund/VA	0.72%		0.02%	—		0.74%
Oppenheimer Capital Appreciation Fund/VA	0.64%		0.02%	—		0.66%
Oppenheimer Global Securities Fund/VA	0.63%		0.03%	—		0.66%
Oppenheimer High Income Fund/VA	0.72%		0.03%	—		0.75%
Oppenheimer International Growth Fund/VA	1.00%		0.08%	—		1.08%
Oppenheimer Main Street Fund®/VA	0.66%		0.01%	—		0.67%
Oppenheimer Money Fund/VA	0.45%		0.03%	—		0.48%
Oppenheimer Strategic Bond Fund/VA	0.71%		0.03%	—		0.74%
Scudder VIT EAFE® Equity Index Fund[15]	0.45%		0.37%	—		0.82%	[16]

Table Of Fees And Expenses

Fund Name	Management Fees	Other Expenses	12b-1 Fees	Total Fund Operating Expenses
Scudder VIT Small Cap Index Fund	0.35%	0.13%	—	0.48%	[17]
T. Rowe Price Blue Chip Growth Portfolio	0.85%	0.00%	—	0.85%
T. Rowe Price Equity Income Portfolio	0.85%	0.00%	—	0.85%
T. Rowe Price Mid-Cap Growth Portfolio[18]	0.85%	0.00%	—	0.85%
Templeton Foreign Securities Fund (Class 2)	0.68%	0.19%	0.25%	1.12%	[9]

[1]	The fund’s advisor has contractually agreed to waive advisory fees and/or reimburse expenses of Series I Shares to the extent necessary to limit Total Annual Fund Operating Expenses (excluding certain items discussed below) of Series I Shares to 1.30% of average daily net assets for each series portfolio of AIM Variable Insurance Funds. In determining the advisor’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses to exceed the limit stated above: (i) Rule 12b-1 plan fees, if any; (ii) interest; (iii) taxes; (iv) dividend expense of short sales; (v) extraordinary items (these are expenses that are not anticipated to arise from the fund’s day-to-day operations), or items designated as such by the fund’s Board of Trustees; (vi) expenses related to a merger or reorganization, as approved by the fund’s Board of Trustees; and (vii) expenses that the fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the only expense offset arrangements from which the fund benefits are in the form of credits that the fund receives from banks where the fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the fund. The expense limitation is in effect through April 30, 2006.

[2]	As of July 1, 2005, this fund will be called AIM V.I. Global Health Care Fund (Series I Shares).

[3]	Effective January 1, 2005 through June 30, 2009, the advisor has contractually agreed to waive a portion of its advisory fees. If this waiver were included, the Total Fund Operating Expenses would have been 1.10%.

[4]	Based on expenses incurred by the fund, as stated in the most recent shareholder report. The fund has a stepped fee schedule. As a result, the fund’s management fee rate generally decreases as fund assets increase.

[5]	The fund’s investment adviser is voluntarily waiving a portion of management fees. If this waiver were included, the management fees would have been 0.28%, and the total expenses would have been 0.55%.

[6]	Expenses are based on expenses for the Portfolio’s most recent fiscal year. Management fees include the Subadvisory fees paid by the Advisor (“Calvert”), to the Subadvisors, and the administrative fee paid by the Portfolio to Calvert Administrative Services Company, an affiliate of Calvert.

[7]	A portion of the brokerage commissions that the fund pays may be reimbursed and used to reduce the fund’s expenses. In addition, through arrangements with the fund’s custodian, credits realized as a result of uninvested cash balances are used to reduce the fund’s custodian expenses. Including these reductions, the total class operating expenses would have been: Fidelity® VIP Contrafund® Portfolio (Initial Class) 0.66% and Fidelity® VIP Growth Portfolio (Service Class) 0.75%. These offsets may be discontinued at any time.

[8]	While the maximum amount payable under the fund’s class rule 12b-1 plan is 0.35% per year of the fund’s class average annual net assets, the fund’s Board of Trustees (Board) has set the current rate at 0.25% per year.

[9]	The fund’s manager has agreed in advance to reduce its fees from assets invested by the fund in a Franklin Templeton Money Market Fund (the Sweep Money Fund). This reduction is required by the fund’s Board of Trustees (Board) and an order of the Securities and Exchange Commission. If this reduction were reflected, total net fund operating expenses would be: 0.92% for the Franklin Small Cap Value Securities Fund and 1.07% for the Templeton Foreign Securities Fund.

[10]	Fees and expenses shown were determined based on net assets as of the fiscal year ended December 31, 2004, restated to reflect reductions in the Portfolio’s management fees, effective July 1, 2004.

[11]	Because the 12b-1 fee is charged as an ongoing fee, over time the fee will increase the cost of your investment and may cost you more than paying other types of sales charges.

[12]	Prior to May 1, 2005, this fund was called Janus Aspen Capital Appreciation Portfolio.

[13]	Each series has an expense offset arrangement that reduces the series’ custodian fee based upon the amount of cash maintained by the series with its custodian and dividend disbursing agent. Each series may have entered into or may enter into brokerage arrangements, that reduce the series’ expenses. “Other Expenses” do not take into account these expense reductions, and are therefore higher than the actual expenses of the series. Had these fee reductions been taken into account, “Net Expenses” would be lower for certain series and would equal 0.85% for MFS® Investors Trust Series and 1.00% for MFS® New Discovery Series.

[14]	MassMutual has agreed to bear expenses of the Funds (other than the management fee, interest, taxes, brokerage commissions and extraordinary expenses) in excess of 0.11% of the average daily net asset value of the funds through April 30, 2006. The expenses shown for MML Emerging Growth Fund, MML Enhanced Index Core Equity Fund, MML Growth Equity Fund, and MML Small Cap Growth Equity Fund do not include this reimbursement. If this table did reflect these reimbursements, the Total Net Operating Expenses would be 1.16%, 0.66%, 0.91%, and 1.18%, respectively. We did not reimburse any expenses of the MML Blend Fund, MML Equity Fund, MML Inflation-Protected Bond Fund, MML Large Cap Value Fund, MML Managed Bond Fund, MML Small Cap Equity Fund and MML Small Company Opportunities Fund in 2004.

[15]	Unavailable in contracts issued on or after May 1, 2005. For contracts issued prior to May 1, 2005, purchase payment allocations or transfers are allowed until July 25, 2005. The fund is being liquidated on July 25, 2005, at which time any contract value remaining in the fund will be transferred to the Oppenheimer Money Fund/VA.

[16]	Pursuant to their respective agreements with Scudder VIT Funds, the investment manager, the underwriter and the accounting agent have agreed, for the one-year period commencing on May 1, 2005, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses to 0.65%.

[17]	Pursuant to their respective agreements with Scudder VIT Funds, the investment manager, the underwriter and the accounting agent have agreed, for the one-year period commencing on May 1, 2005, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses to 0.45%.

[18]	Unavailable in contracts issued on or after May 1, 2004.

(See the fund prospectuses for more information.)

Table Of Fees And Expenses

Examples – Transitions Custom Plan

These Examples are intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include contract owner transaction expenses, contract fees, separate account annual expenses, and fund fees and expenses.

Examples Using Maximum Expenses

Example I assumes that you withdraw all your contract value at the end of each year shown.

Example II assumes you do not withdraw all contract value at the end of each year shown, or that you decide to begin the income phase at the end of each year shown.

Both Example I and Example II assume:

• that you invest $10,000 in the contract for the time periods indicated,

• that you allocate it to a sub-account that has a 5% return each year,

• that the maximum fees and expenses in the Table of Fees and Expenses apply (the maximum expenses include separate account expenses of 1.75% and a charge of 3.90%, which is the maximum charge for the maximum number of additional contract features under the Transitions Custom Plan), and

• that you selected one of two sub-accounts 1) the one that invests in the fund with the maximum total operating expenses, or 2) the one that invests in the fund with the minimum total operating expenses.

Based on the above assumptions, your costs would be as shown in the following table. Your actual costs may be higher or lower.

	Example I				Example II
Years	1	3	5	10	1	3	5	10
Sub-account with maximum total operating expenses	$1,342	$2,654	$3,829	$6,558	$729	$2,136	$3,476	$6,558
Sub-account with minimum total operating expenses	$1,235	$2,357	$3,372	$5,820	$613	$1,818	$2,996	$5,820

Examples Using Current Expenses

Example I assumes that you withdraw all your contract value at the end of each year shown.

Example II assumes you do not withdraw all contract value at the end of each year shown, or that you decide to begin the income phase at the end of each year shown.

Both Example I and Example II assume:

• that you invest $10,000 in the contract for the time periods indicated,

• that you allocate it to a sub-account that has a 5% return each year,

• that you purchased the standard Transitions Custom Plan contract and did not elect any additional contract features (0.95% total separate account expenses),

• that the current fees and expenses in the Table of Fees and Expenses apply, and

• that you selected one of two sub-accounts 1) the one that invests in the fund with the maximum total operating expenses, or 2) the one that invests in the fund with the minimum total operating expenses.

Based on the above assumptions, your costs would be as shown in the following table. Your actual costs may be higher or lower.

	Example I				Example II
Years	1	3	5	10	1	3	5	10
Sub-account with maximum total operating expenses	$914	$1,499	$1,908	$2,976	$267	$821	$1,401	$2,976
Sub-account with minimum total operating expenses	$801	$1,156	$1,321	$1,716	$146	$453	$783	$1,716

The examples using current expenses reflect the annual contract maintenance charge of $40 as an annual charge of 0.07%. The examples using maximum expenses reflect the annual contract maintenance charge of $60 as an annual charge of 0.11%. This charge is based on an anticipated average contract value of $55,000.

The examples do not reflect any premium taxes.   However, premium taxes may apply.

There is an accumulation unit value history in Appendix A - Condensed Financial Information.

The examples should not be considered a representation of past or future expenses.

Table Of Fees And Expenses

Examples – Transitions Packages I, II & III

These Examples are intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include contract owner transaction expenses, contract fees, separate account annual expenses, and fund fees and expenses.

Examples Using Maximum Expenses

Example I assumes that you withdraw all your contract value at the end of each year shown.

Example II assumes you do not withdraw all contract value at the end of each year shown, or that you decide to begin the income phase at the end of each year shown.

Both Example I and Example II assume:

• that you invest $10,000 in the contract for the time periods indicated,

• that you allocate it to a sub-account that has a 5% return each year,

• that the maximum fees and expenses in the Table of Fees and Expenses apply (for total separate account charges we assumed the maximum charge for Transitions Packages I, II & III of 1.75%), and

• that you selected one of two sub-accounts 1) the one that invests in the fund with the maximum total operating expenses, or 2) the one that invests in the fund with the minimum total operating expenses.

Based on the above assumptions, your costs would be as shown in the following table. Your actual costs may be higher or lower.

	Example I				Example II
Years	1	3	5	10	1	3	5	10
Sub-account with maximum total operating expenses	$956	$1,584	$2,187	$3,755	$351	$1,068	$1,807	$3,755
Sub-account with minimum total operating expenses	$844	$1,246	$1,620	$2,604	$230	$709	$1,215	$2,604

Examples Using Current Expenses

Example I assumes that you withdraw all your contract value at the end of each year shown.

Example II assumes you do not withdraw all contract value at the end of each year shown, or that you decide to begin the income phase at the end of each year shown.

Both Example I and Example II assume:

• that you invest $10,000 in the contract for the time periods indicated,

• that you allocate it to a sub-account that has a 5% return each year,

• that the current fees and expenses in the Table of Fees and Expenses apply (for total separate account charges we assumed the current charge for Transitions Package III of 1.55%), and

• that you selected one of two sub-accounts 1) the one that invests in the fund with the maximum total operating expenses, or 2) the one that invests in the fund with the minimum total operating expenses.

Based on the above assumptions, your costs would be as shown in the following table. Your actual costs may be higher or lower.

	Example I				Example II
Years	1	3	5	10	1	3	5	10
Sub-account with maximum total operating expenses	$934	$1,519	$2,079	$3,542	$327	$999	$1,694	$3,542
Sub-account with minimum total operating expenses	$822	$1,179	$1,505	$2,361	$206	$637	$1,094	$2,361

The examples using current expenses reflect the annual contract maintenance charge of $40 as an annual charge of 0.07%. The examples using maximum expenses reflect the annual contract maintenance charge of $60 as an annual charge of 0.11%. This charge is based on an anticipated average contract value of $55,000.

The examples do not reflect any premium taxes.   However, premium taxes may apply.

There is an accumulation unit value history in Appendix A – Condensed Financial Information.

The examples should not be considered a representation of past or future expenses.

Table Of Fees And Expenses

The Company

In this prospectus, “we,” “us,” and “our” refer to Massachusetts Mutual Life Insurance Company (“MassMutual”). MassMutual is a diversified financial services company providing life insurance, annuities, disability income insurance, long-term care insurance, structured settlements, retirement and other products to individual and institutional customers. MassMutual is organized as a mutual life insurance company.

The MassMutual Transitions Variable Annuity Contract

General Overview

This annuity is a contract between “you”, the owner, and “us”, MassMutual. The contract is intended for retirement savings or other long-term investment purposes. In exchange for your purchase payments, we agree to pay you an income when you choose to receive it. You select the income period beginning on a date you designate. According to your contract, this date must be at least 5 years (13 months for contracts issued in New York) from when you purchase the contract for both full and partial annuity payments.

The contract, like all deferred annuity contracts, has two phases—the accumulation phase and the income phase. Your contract is in the accumulation phase until you decide to begin receiving annuity payments. During the accumulation phase, you can apply purchase payments to your contract. Once you begin receiving annuity payments, your contract enters the income phase. You can participate in both phases simultaneously if you apply a portion of your contract value to an annuity option.

You are generally not taxed on contract earnings until you take money from your contract. This is known as tax deferral. Tax deferral is automatically provided by tax-qualified retirement plans. There is no additional tax deferral provided when a variable annuity contract is used to fund a tax-qualified retirement plan.

The contract is called a variable annuity because you can choose to allocate your purchase payments among various investment choices. Subject to state availability, your choices include over forty funds and multiple fixed accounts. The amount of money you are able to accumulate in your contract during the accumulation phase depends upon the investment performance of the funds you select as well as the interest we credit on the fixed accounts.

At the beginning of an income phase, you can choose to receive annuity payments on a variable basis, fixed basis or a combination of both. If you choose variable payments, the amount of the annuity payments will fluctuate depending on the investment performance of the funds you select for the income phase. If you select to receive payments on a fixed basis, the payments you receive will remain level.

We may issue the contract as an individual or group variable annuity contract. In those states where we issue a group contract, we issue certificates to individuals, and these individuals are considered participants. The certificate is subject to the terms of the group contract under which we issue the certificate. You may become a participant under the group contract by completing an application and having it forwarded to us along with an initial purchase payment. The certificate we issue indicates the participant’s rights and benefits under the group contract. Terms of the group contract are controlling.

The participant, as an owner, may exercise all rights and benefits of the certificate without the consent of the group contract owner. Unless we state otherwise, the owner of the certificate under a group contract and the owner of an individual contract have the same rights and benefits. As a result, the term “contract” means either an individual deferred variable annuity or a certificate issued under the group deferred variable annuity.

The Company/General Overview

Table I describes the differences between Transitions Packages I, II, and III and the Transitions Custom Plan. Table II provides a comparison of the charges for certain contract features available under both the Transitions Custom Plan and the Transitions Package Plan. Table III provides additional detail about the Transitions Custom Plan.

Please refer to the Description of the Transitions Custom Plan and the Transitions Package Plan on page 5 of this prospectus for more detail on the differences between these two versions of the contract.

Table I – Transitions Custom Plan and Transitions Packages I, II, and III
Contract Feature*	Package I	Package II	Package III	Custom Plan
Total Separate Account Annual Expenses[1]	0.95%	1.30%	1.55%	0.95%
Death Benefit[2]	Basic Death Benefit	Basic Death Benefit with 5% Roll-up Feature[8]	Basic Death Benefit with Annual Ratchet Feature	A choice of six death benefits (a charge or credit may apply)
Earnings Enhancement Benefit[2]	Not Available	Not Available	Automatically added as a supplement to the Basic Death Benefit with Annual Ratchet Feature	Available as a supplement to any of the death benefit features for an additional charge
Free Withdrawals[3]	10% free withdrawal provision	10% free withdrawal provision	15%/cumulative to 30% free withdrawal provision	A choice of three free withdrawal features. (a charge may apply)
Nursing Home Waiver– Waiver of Contingent Deferred Sales Charge[4]	Not Available	Included	Included	Available for an additional charge
Contingent Deferred Sales Charge[5]	7 year contingent deferred sales charge schedule	7 year contingent deferred sales charge schedule	7 year contingent deferred sales charge schedule	Choice of three contingent deferred sales charge schedules (a credit or charge may apply)
Credit Features[6]	Case Size Credit; Electronic Document Delivery Credit	Case Size Credit; Electronic Document Delivery Credit	Case Size Credit; Electronic Document Delivery Credit	Case Size Credit; Electronic Document Delivery Credit; Persistency Credit
Guaranteed Minimum Income Benefit Feature[7]	Not Available	Not Available	Not Available	Available with an additional charge
Guaranteed Minimum Accumulation Benefit Feature[7]	Not Available	Not Available	Not Available	Available with an additional charge
Equalizer Benefit Feature[7]	Not Available	Not Available	Not Available	Available with an additional charge

*Certain contract features may not be available in all states.

1See “Table of Fees and Expenses” and “Expenses” for further explanation.

2See “Death Benefit” and “Additional Transitions Custom Plan Contract Features” for further explanation.

3See “Free Withdrawals” and “Additional Transactions Custom Plan Contract Features” for further explanation.

4See “Nursing Home Waiver Benefit” and “Additional Transitions Custom Plan Contract Features” for further explanation.

5See “Contingent Deferred Sales Charge” and “Additional Transitions Custom Plan Contract Features” for further explanation.

6See “Credit Features” for further explanation.

7See “Additional Transitions Custom Plan Contract Features” for further explanation.

8In certain states, the Package II Death Benefit may be the Basic Death Benefit with 3 Year Reset Feature.

General Overview

Table II

There are potential cost differences between the Transitions Custom Plan and the Transitions Package Plan, even when contract features are selected under the Transitions Customs Plan to match the features of a Transitions Package Plan. The table illustrates the current and maximum charges you would incur if you elected contract features under the Transitions Custom Plan that match the contract features that are included under each of the Transitions Package Plans.

	Custom Plan		Package I
Contract Features1	Current	Maximum	Current	Maximum

Basic Death Benefit	—	—	—	—
10% Free Withdrawal	—	—	—	—

Total Separate Account Expenses	0.95%	1.75%	0.95%	1.75%
Total Charges	0.95%	1.75%	0.95%	1.75%

	Custom Plan		Package II
Contract Features1	Current	Maximum	Current	Maximum

Basic Death Benefit with 5% Roll-up Feature3	0.40%	0.50%- 1.20%[2]	—	—
10% Free Withdrawal	—	—	—	—
Nursing Home Waiver	0.05%	0.10%	—	—
Total Separate Account Expenses	0.95%	1.75%	1.30%	1.75%
Total Charges	1.40%	2.35%- 3.05%	1.30%	1.75%

	Custom Plan		Package III
Contract Features1	Current	Maximum	Current	Maximum

Basic Death Benefit with Annual Ratchet Feature	0.25%	0.35%- 0.80%[2]	—	—
Earnings Enhancement Benefit	0.15%	0.45%	—	—
15% Cumulative to 30% Free Withdrawal	0.15%	0.15%	—	—
Nursing Home Waiver	0.05%	0.10%	—	—
Total Separate Account Expenses	0.95%	1.75%	1.55%	1.75%
Total Charges	1.55%	2.80%- 3.25%	1.55%	1.75%

1Certain contract features may not be available in all states.

2The maximum charges for these contract features vary by age. Please see the Table of Fees and Expenses for the Transitions Custom Plan for further explanation.

3In certain states, the death benefit available under Transitions Package II may be the Basic Death Benefit with 3 Year Reset Feature. The total current and maximum charges under Transitions Package II in these states are 1.30% and 1.75%, respectively. The current charge for this death benefit feature under the Transitions Custom Plan is 0.10%. The maximum charge for this death benefit feature under the Transitions Custom Plan varies by age and is 0.20%-0.70%. The total current and maximum charges for a Transitions Custom Plan with contract features that match Transitions Package II contract features (as available in contracts issued in these states) are 1.10% and 2.05%-2.55%, respectively. Please see the Table of Fees and Expenses for the Transitions Custom Plan for further explanation of the maximum charges for this death benefit feature.

Please note that, at your option, you may select additional contract features under the Transitions Custom Plan, for additional charges, that are not available under the Transitions Package Plan. We also note that the persistency credit is automatically included in the Transitions Custom Plan and not in the Transitions Package Plan; the persistency credit is included in the price of the Transitions Custom Plan.

General Overview

Table III – Transitions Custom Plan
Contract Feature**
Total Separate Account Annual Expenses[1]	0.95%
Death Benefit[2]

You automatically receive the Basic Death Benefit, unless you choose one of the following features.

Instead of the Basic Death Benefit, you can choose any one of the following:

• Contract Value Death Benefit (credit)

• Basic Death Benefit with 3 Year Reset Feature (charge)

• Basic Death Benefit with 5% Roll-up Feature (charge)

• Basic Death Benefit with Annual Ratchet Feature (charge)

• Basic Death Benefit with Combination Feature (charge)

Earnings Enhancement Benefit[2]

Available, for an additional charge, if you add it to one of the following Death Benefits:

• Contract Value Death Benefit

• Basic Death Benefit

• Basic Death Benefit with 3 Year Reset Feature

• Basic Death Benefit with 5% Roll-up Feature

• Basic Death Benefit with Annual Ratchet Feature

• Basic Death Benefit with Combination Feature

Free Withdrawals*[3]

You automatically receive a 10% free withdrawal feature, unless you replace this with one of the following features:

Instead of the 10% free withdrawal feature, you can elect one of the following:

• 10%/20% Free Withdrawal Feature (charge)

• 15%/Cumulative to 30% Free Withdrawal Feature (charge)

Nursing Home Waiver – Waiver of Contingent Deferred Sales Charge*[4]	Available for an additional charge.
Contingent Deferred Sales Charge*[5]

You automatically receive the 7 year contingent deferred sales charge schedule.

Instead of the 7 year contingent deferred sales charge schedule, you may elect one of the following with a credit given or a charge assessed:

• 5 year contingent deferred sales charge schedule (charge)

• 9 year contingent deferred sales charge schedule (credit)

Credit Features[6]	• Case Size Credit • Electronic Document Delivery Credit • Persistency Credit
Guaranteed Minimum Income Benefit Feature[7]

You may elect, for an additional charge, one of the following Guaranteed Minimum Income Benefit features:

• Return of Purchase Payment

• 3% Guaranteed Minimum Income Benefit

• 5% Guaranteed Minimum Income Benefit

Guaranteed Minimum Accumulation Benefit Feature[7]	You may elect, for an additional charge, one of the following Guaranteed Minimum Accumulation Benefit features: • Return of Purchase Payment • Two Times Return of Purchase Payment
Equalizer Benefit Feature*[7]	Available for an additional charge

*Contract features marked with an asterisk (*) under the Transitions Custom Plan are only available for selection at the time you purchase your contract.

**Certain contract features may not be available in all states.

1See “Table of Fees and Expenses” and “Expenses” for further explanation.

2See “Death Benefit” and “Additional Transitions Custom Plan Contract Features” for further explanation.

3See “Free Withdrawals” and “Additional Transitions Custom Plan Contract Features” for further explanation.

4See “Nursing Home Waiver Benefit” and “Additional Transitions Custom Plan Contract Features” for further explanation.

5See “Contingent Deferred Sales Charge” and “Additional Transitions Custom Plan Contract Features” for further explanation.

6See “Credit Features” for further explanation.

7See “Additional Transitions Custom Plan Contract Features” for further explanation.

General Overview

Ownership of the Contract

Owner

In this prospectus, “you” and “your” refer to the owner. The owner is named at the time you apply for a contract. The owner can be an individual or a non-natural person (e.g., a corporation, limited liability company, partnership or certain other entities). We will not issue a contract to you if you have passed age 90 (age 85 for New York contracts) as of the date we proposed to issue the contract.

If your contract is non-qualified and owned by a non-natural person, the contract will generally not be treated as an annuity for tax purposes. This means that gain in the contract will be taxed each year while the contract is in the accumulation phase. This treatment is not applied to a contract held by a trust or other entity as an agent for a natural person. Before purchasing a contract to be owned by a non-natural person or before changing ownership on an existing contract that will result in it being owned by a non-natural person, you should consult a tax adviser to determine the tax impact.

As the owner of the contract, you exercise all rights under the contract. You may change the owner of a non-qualified contract at any time prior to the annuity date by written request. Changing the owner may result in tax consequences. On and after the annuity date, you continue as the owner.

Joint Owner

Non-qualified contracts can be owned by joint owners. We will use the age of the oldest joint owner to determine all applicable benefits under the contract. We will not issue a contract to you if either proposed joint owner has passed age 90 (age 85 for New York contracts) as of the date we proposed to issue the contract.

If a joint owner dies, we will treat the surviving joint owner as the primary beneficiary. We will treat any other beneficiary designation at the time of death as a contingent beneficiary. Unless otherwise indicated in the prospectus, we require the signatures of both the owner and joint owner for all transactions if there are joint owners.

Annuitant

The annuitant is the person on whose life we base annuity payments. You designate the annuitant at the time of application. We will not issue a contract to you if the proposed annuitant has passed age 90 (age 85 for New York contracts) as of the date we proposed to issue the contract. You may change the annuitant before the annuity date, subject to our underwriting rules. However, the annuitant may not be changed on a contract owned by a non-natural person. We will use the age of the annuitant to determine all applicable benefits under a contract owned by a non-natural person.

Beneficiary

The beneficiary is the person(s) or entity you name to receive any death benefit. You name the beneficiary at the time of application. Unless an irrevocable beneficiary has been named, you can change the beneficiary at any time before you die.

A surviving spouse who is the primary beneficiary under the contract may elect to continue the contract in his or her own name at the death benefit amount and exercise all of the contract owner’s rights under the contract, elect a lump sum payment of the death benefit, or apply the death benefit to an annuity option. This election can only be made once while the contract is in effect. If your spouse does not make an election within 60 calendar days of our receipt of due proof of death, we will consider your surviving spouse to have continued the contract in his/her name.

Age

The term “age,” except when discussed in regards to specific tax provisions, is defined as a person’s age on his/her birthday nearest the date for which the age is being determined. For example, age 80 is the period of time between age 79 years, 6 months and 1 day and age 80 and 6 months. Based on the contract’s definition, you attain age 80 at calendar age 79 years, 6 months and 1 day.

Ownership of the Contract

Purchasing a Contract

Purchase Payments

The minimum amount we accept for your initial purchase payment is:

•	$15,000 when the contract is bought as a non-qualified contract; or

•	$2,000 if you are buying the contract as part of an IRA (Individual Retirement Annuity).

The minimum amount that you may allocate to a Long-Term Guarantee Fixed Account is $1,000.

If, when you apply for your contract, you elect to make purchase payments under our automatic investment plan option, we will allow you to satisfy the minimum initial payment requirement by making 12 consecutive monthly payments of as little as:

•	$1,250 for a non-qualified contract, or

•	$166.66 for an IRA contract.

Additional purchase payments may be made to this contract. However, additional purchase payments of less than $250 are subject to our approval. We will accept additional purchase payments of as little as $100 if you have selected our automatic investment plan option, described below.

The maximum amount of cumulative purchase payments we accept without our prior approval is based on your age when we issued the contract. The maximum amount is:

•	$1 million up to age 75 1/2; or

•	$500,000 if older than age 75 1/2.

If the owner is not a natural person, these purchase payment limits will apply to the annuitant’s age. If there are joint owners, age refers to the oldest joint owner.

You may make your initial purchase payment, along with your complete application, by giving them to your registered representative. You can make additional purchase payments:

•	By mailing your check that clearly indicates your name and contract number to our lockbox:

•	First Class Mail:

MassMutual Transitions

Annuity Payment Services

P.O. Box 74908

Chicago, IL 60675-4908

•	Overnight Mail:

MassMutual Transitions

350 North Orleans Street

Receipt & Dispatch, 8th Floor

Suite 4908

Chicago, IL 60654

•	By instructing your bank to wire transfer funds to:

JP Morgan Chase Bank

New York, New York

ABA #021000021

MassMutual Account 323956297

Ref: Annuity Contract #

Name: (Your Name)

We have the right to reject any application or purchase payment.

Automatic Investment Plan (AIP).  Under the AIP, you may authorize us to periodically draw funds from an account of your choosing (restrictions may apply) for the purpose of making purchase payments to your contract. Payments through AIP may be as little as $100. Contact the Annuity Service Center for information regarding setting up an AIP and any restrictions regarding use of AIP.

Allocation of Purchase Payments

When you purchase your contract, you choose how we will apply your purchase payments among the investment choices. If you make additional purchase payments, we will apply them in the same way as your first purchase payment, unless you allocated your initial purchase payment to a DCA Fixed Account or you give us different allocation instructions. If you own the contract with a joint owner, we will accept allocation instructions from either you or the other owner, unless we are instructed otherwise.

Purchasing a Contract

Currently, there is no limit to the number of investment choices that you may invest in at any one time. However, we reserve the right to limit the number of investment choices that you may invest in to a maximum of 18 investment choices (including the fixed accounts) at any one time in the event administrative burdens require such a limitation.

Once we receive your initial purchase payment and the necessary information at our Annuity Service Center, we will issue your contract and apply your initial purchase payment within 2 business days. If you do not give us all of the information we need to issue your contract, we will contact you to obtain it. When we receive all of the necessary information, we will then apply your first purchase payment within 2 business days. If for some reason we are unable to complete this process within 5 business days, we will either send back your money or obtain your permission to keep it until we obtain all of the necessary information.

If you add more money to your contract by making additional purchase payments, we will credit these amounts to your contract on the business day we receive them at our Annuity Service Center or lockbox as long as you have provided us with the necessary information to apply the purchase payment. If you do not provide us all of the information we need, we will contact you to obtain it. We will then apply your purchase payment on the business day that we obtain the necessary information from you. Our business day closes when the New York Stock Exchange closes, usually 4:00 p.m. Eastern time. If we receive your purchase payment at our Annuity Service Center or lockbox on a non-business day or after the business day closes, we will credit the amount to your contract effective the next business day.

Investment Choices

You have a number of investment choices in this contract. These investment choices currently include multiple fixed account options as well as over forty funds which are offered through our separate account. All of the investment choices are currently available under the Transitions Custom Plan and the Transitions Package Plan versions of the contract.

The Separate Account

We established a separate account, Massachusetts Mutual Variable Annuity Separate Account 4 (separate account), to hold the assets that underlie the contracts. Our Board of Directors adopted a resolution to establish the separate account under Massachusetts insurance law on July 9, 1997. We have registered the separate account with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940.

MassMutual owns the assets of the separate account. However, those separate account assets equal to the reserves and other contract liabilities are not chargeable with liabilities arising out of any other business we may conduct. All the income, gains and losses (realized or unrealized) resulting from these assets are credited to, or charged against, the contracts and not against any other contracts we may issue. We are required to maintain sufficient assets in the separate account to meet the anticipated obligations of the contracts funded by the separate account.

We currently divide the separate account into multiple sub-accounts. Each of these sub-accounts invests in a fund. You bear the complete investment risk for purchase payments that you allocate to a fund.

Currently, there is no limit to the number of investment choices that you may invest in at any one time. However, we reserve the right to limit the number of investment choices that you may invest in to a maximum of 18 investment choices (including the fixed accounts) at any one time in the event administrative burdens require such a limitation.

Purchasing a Contract/Investment Choices

The Funds

The contract offers the following funds. We may add or eliminate funds.

Investment Funds in which the Sub-Accounts Purchase Shares	Investment Fund’s Adviser and Sub-Adviser	Investment Objective
AIM Variable Insurance Funds
AIM V.I. Financial Services Fund (Series I Shares)	Adviser: A I M Advisors, Inc. Sub-Adviser: N/A	Seeks capital growth. The fund normally invests at least 80% of its net assets in the equity securities and equity-related instruments of companies involved in the financial services sector.
AIM V.I. Health Sciences Fund (Series I Shares)[1]	Adviser: A I M Advisors, Inc. Sub-Adviser: N/A	Seeks capital growth. The fund seeks to meet its objective by investing, normally, at least 80% of its assets in securities of health care industry companies.
AIM V.I. Technology Fund (Series I Shares)	Adviser: A I M Advisors, Inc. Sub-Adviser: N/A	Seeks capital growth. The fund normally invests at least 80% of its net assets in the equity securities and equity-related instruments of companies engaged in technology-related industries.
American Century® Variable Portfolios, Inc.
American Century VP Income & Growth Fund	Adviser: American Century Investment Management, Inc. Sub-Adviser: N/A	Seeks growth of capital by investing in common stocks. Income is a secondary objective. The fund pursues a total return and dividend yield that exceed those of the S&P 500® Index[2] by investing in stocks of companies with strong expected returns.
American Century VP Value Fund	Adviser: American Century Investment Management, Inc. Sub-Adviser: N/A	Seeks long-term capital growth by investing primarily in common stocks of companies believed to be undervalued at the time of purchase. Income is a secondary objective.
American Funds Insurance Series®
American Funds® Asset Allocation Fund (Class 2)	Adviser: Capital Research and Management Company Sub-Adviser: N/A	Seeks to provide high total return (including income and capital gains) consistent with preservation of capital over the long-term by investing in a diversified portfolio of common stocks and other equity securities, bonds and other intermediate and long-term debt securities, and money market instruments (debt securities maturing in one year or less).
American Funds® Growth-Income Fund (Class 2)	Adviser: Capital Research and Management Company Sub-Adviser: N/A	Seeks capital appreciation and income by investing primarily in common stocks or other securities which demonstrate the potential for appreciation and/or dividends.

Investment Choices

Investment Funds in which the Sub-Accounts Purchase Shares	Investment Fund’s Adviser and Sub-Adviser	Investment Objective
Calvert Variable Series, Inc.
Calvert Social Balanced Portfolio	Adviser: Calvert Asset Management Company, Inc. Sub-Adviser: SSgA Funds Management, Inc. and New Amsterdam Partners, LLC	Seeks to achieve a competitive total return through an actively managed portfolio of stocks, bonds, and money market instruments which offer income and capital growth opportunity and that satisfy the portfolio’s investment and social criteria.
Fidelity® Variable Insurance Products (“VIP”) Fund
Fidelity® VIP Contrafund® Portfolio (Initial Class)	Adviser: Fidelity Management & Research Company Sub-Adviser: FMR Co., Inc.	Seeks long-term capital appreciation as its investment objective. The fund’s principal investment strategies include: Normally investing primarily in common stocks; Investing in securities of companies whose value it believes is not fully recognized by the public; Investing in domestic and foreign issuers; Investing in either “growth” stocks or “value” stocks or both; Using fundamental analysis of each issuer’s financial condition and industry position and market and economic conditions to select investments.
Fidelity® VIP Growth Portfolio (Service Class)	Adviser: Fidelity Management & Research Company Sub-Adviser: FMR Co., Inc.	Seeks to achieve capital appreciation as its investment objective. The fund’s principal investment strategies include: Normally investing primarily in common stocks; Investing in companies that it believes have above-average growth potential (stocks of these companies are often called “growth” stocks); Investing in domestic and foreign issuers; Using fundamental analysis of each issuer’s financial condition and industry position and market and economic conditions to select investments.
Franklin Templeton Variable Insurance Products Trust
Franklin Small Cap Value Securities Fund (Class 2)	Adviser: Franklin Advisory Services, LLC Sub-Adviser: N/A	Seeks long-term total return. The fund normally invests at least 80% of its net assets in investments of small capitalization companies. For this fund, small cap companies are those with market cap values not exceeding $2.5 billion, at the time of purchase. The fund invests in small companies that the fund’s manager believes are undervalued.
Templeton Foreign Securities Fund (Class 2)	Adviser: Templeton Investment Counsel, LLC Sub-Adviser: N/A	Seeks long-term capital growth. The fund normally invests at least 80% of its net assets in investments of issuers located outside the U.S., including those in emerging markets.

Investment Choices

Investment Funds in which the Sub-Accounts Purchase Shares	Investment Fund’s Adviser and Sub-Adviser	Investment Objective
Janus Aspen Series
Janus Aspen Balanced Portfolio (Service Shares)	Adviser: Janus Capital Management, LLC Sub-Adviser: N/A	Seeks long-term capital growth consistent with preservation of capital and balanced by current income by normally investing 40-60% of its assets in securities selected primarily for their growth potential and 40-60% of its assets in securities selected primarily for their income potential. The portfolio will normally invest at least 25% of its assets in fixed-income securities.
Janus Aspen Forty Portfolio[3] (Service Shares)	Adviser: Janus Capital Management, LLC Sub-Adviser: N/A	Seeks long-term growth of capital. The portfolio will pursue its objective by investing primarily in a core group of 20 to 40 common stocks selected for their growth potential.
Janus Aspen Worldwide Growth Portfolio (Service Shares)	Adviser: Janus Capital Management, LLC Sub-Adviser: N/A	Seeks long-term growth of capital in a manner consistent with the preservation of capital by investing primarily in common stocks of companies of any size located throughout the world. The portfolio normally invests in issuers from at least five different countries, including the United States. The portfolio may, under unusual circumstances, invest in fewer than five countries or even a single country.
MFS® Variable Insurance TrustSM
MFS® Investors Trust Series	Adviser: Massachusetts Financial Services Company Sub-Adviser: N/A	Seeks long-term growth of capital with a secondary objective to seek reasonable current income. It normally invests at least 65% of its net assets in common stocks and related securities with a focus on companies with larger market capitalizations.
MFS® New Discovery Series	Adviser: Massachusetts Financial Services Company Sub-Adviser: N/A	Seeks capital appreciation. It normally invests 65% of its net assets in equity securities of smaller emerging-growth companies.
MML Series Investment Fund and MML Series Investment Fund II (Series II denoted by an asterisk)
MML Blend Fund*	Adviser: MassMutual Sub-Adviser: Babson Capital Management LLC	Seeks to achieve as high a level of total rate of return over an extended period of time as is considered consistent with prudent investment risk and the preservation of capital.
MML Emerging Growth Fund	Adviser: MassMutual Sub-Adviser: RS Investment Management, L.P.	Seeks capital appreciation.

Investment Choices

Investment Funds in which the Sub-Accounts Purchase Shares	Investment Fund’s Adviser and Sub-Adviser	Investment Objective
MML Enhanced Index Core Equity Fund*	Adviser: MassMutual Sub-Adviser: Babson Capital Management LLC	Seeks to out-perform the total return performance of its benchmark index, the S&P 500® Index[2], while maintaining risk characteristics similar to those of the benchmark.
MML Equity Fund*	Adviser: MassMutual Sub-Advisers: Babson Capital Management LLC and Alliance Capital Management L.P.	Seeks as its primary objective to achieve a superior total rate of return over an extended period of time from both capital appreciation and current income. Its secondary objective is the preservation of capital when business and economic conditions indicate that investing for defensive purposes is appropriate.
MML Equity Index Fund (Class I)	Adviser: MassMutual Sub-Adviser: Northern Trust Investments, N.A.	Seeks to provide investment results that correspond to the price and yield performance of publicly traded common stocks in the aggregate as represented by the S&P 500® Index[2].
MML Growth Equity Fund	Adviser: MassMutual Sub-Adviser: Grantham, Mayo, Van Otterloo & Co. LLC	Seeks long-term growth of capital and future income.
MML Inflation-Protected Bond Fund*	Adviser: MassMutual Sub-Adviser: Babson Capital Management LLC	Seeks to achieve as high a total rate of real return on an annual basis as is considered consistent with prudent investment risk and the preservation of capital.
MML Large Cap Value Fund	Adviser: MassMutual Sub-Adviser: Davis Selected Advisers, L.P.	Seeks both capital growth and income.
MML Managed Bond Fund*	Adviser: MassMutual Sub-Adviser: Babson Capital Management LLC	Seeks to achieve as high a total rate of return on an annual basis as is considered consistent with the preservation of capital.
MML Small Cap Equity Fund*	Adviser: MassMutual Sub-Adviser: Babson Capital Management LLC	Seeks to achieve long-term growth of capital and income by investing primarily in a diversified portfolio of equity securities of smaller companies.
MML Small Cap Growth Equity Fund	Adviser: MassMutual Sub-Adviser: Waddell & Reed Investment Management Company and Wellington Management Company, LLP	Seeks long-term capital appreciation.

Investment Choices

Investment Funds in which the Sub-Accounts Purchase Shares	Investment Fund’s Adviser and Sub-Adviser	Investment Objective
MML Small Company Opportunities Fund*	Adviser: MassMutual Sub-Adviser: Babson Capital Management LLC	Seeks long-term capital appreciation through investment primarily in common stocks of smaller, faster-growing companies whose securities at the time of purchase are considered by the Sub-Adviser, Babson Capital Management LLC, to be realistically valued.
Oppenheimer Variable Account Funds
Oppenheimer Aggressive Growth Fund/VA	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A	Seeks capital appreciation by investing in “growth type” companies.
Oppenheimer Balanced Fund/VA	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A	Seeks a high total investment return, which includes current income and capital appreciation in the value of its shares.
Oppenheimer Capital Appreciation Fund/VA	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A	Seeks capital appreciation by investing mainly in equity securities of well-known, established companies.
Oppenheimer Global Securities Fund/VA	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A	Seeks long-term capital appreciation. The fund invests a substantial portion of its assets in securities of foreign issuers, “growth-type” companies, cyclical industries and special situations considered to have appreciation possibilities.
Oppenheimer High Income Fund/VA	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A	Seeks a high level of current income from investment in high-yield fixed-income securities.
Oppenheimer Main Street Fund®/VA	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A	Seeks high total return (which includes share-value growth and current income) from equity and debt securities.
Oppenheimer Money Fund/VA	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A	Seeks maximum current income from investments in money market securities consistent with low capital risk and maintenance of liquidity.
Oppenheimer Strategic Bond Fund/VA	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A	Seeks a high level of current income principally derived from interest on debt securities.
Panorama Series Fund, Inc.
Oppenheimer International Growth Fund/VA	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A	Seeks long-term growth of capital by investing under normal circumstances, at least 90% of its total assets in equity securities of companies wherever located, the primary stock market of which is outside the United States.

Investment Choices

Investment Funds in which the Sub-Accounts Purchase Shares	Investment Fund’s Adviser and Sub-Adviser	Investment Objective
Scudder Investment VIT Funds
Scudder VIT EAFE® Equity Index Fund[4]	Adviser: Deutsche Asset Management, Inc. Sub-Adviser: Northern Trust Investments, N.A.	Seeks to match, as closely as possible, before expenses, the risk and return characteristics of the Morgan Stanley Capital International Europe, Australasia and Far East Index (“EAFE Index”)[5]. The fund will invest primarily in stocks of companies that comprise the EAFE Index, in approximately the same weightings as the EAFE Index.
Scudder VIT Small Cap Index Fund	Adviser: Deutsche Asset Management, Inc. Sub-Adviser: Northern Trust Investments, N.A.	Seeks to match, as closely as possible, before expenses, the performance of the Russell 2000® Index[6], which emphasizes stocks of small U.S. companies.
T. Rowe Price Equity Series, Inc.
T. Rowe Price Blue Chip Growth Portfolio	Adviser: T. Rowe Price Associates, Inc. Sub-Adviser: N/A	Seeks long-term capital growth through investment in common stocks of large and medium-sized blue chip growth companies. Income is a secondary objective.
T. Rowe Price Equity Income Portfolio	Adviser: T. Rowe Price Associates, Inc. Sub-Adviser: N/A	Seeks substantial dividend income and long-term capital growth through investment in common stocks of established companies.
T. Rowe Price Mid-Cap Growth Portfolio[7]	Adviser: T. Rowe Price Associates, Inc. Sub-Adviser: N/A	Seeks long-term capital appreciation through investment in stocks of mid-cap companies with potential for above-average earnings growth. T. Rowe Price defines mid-cap companies as those with market capitalizations within the range of companies in the S&P Mid-Cap 400® Index or the Russell Midcap® Growth Index[6].

1	As of July 1, 2005, this fund will be called AIM V.I. Global Health Care Fund (Series I Shares).
2	The S&P 500® Index is the Standard & Poor’s Composite Index of 500 stocks, an unmanaged index of common stock prices. The index does not reflect any fees or expenses. Standard & Poor’s is a division of The McGraw-Hill Companies, Inc. The S&P 500 Index is a registered trademark of The McGraw-Hill Companies, Inc., and has been licensed for use by the fund. The fund is not sponsored, endorsed, sold, or promoted by Standard & Poor’s or The McGraw-Hill Companies, Inc.
3	Prior to May 1, 2005, this fund was called Janus Aspen Capital Appreciation Portfolio.
4	Unavailable in contracts issued on or after May 1, 2005. For contracts issued prior to May 1, 2005, purchase payment allocations or transfers are allowed until July 25, 2005. The fund is being liquidated on July 25, 2005, at which time any contract value remaining in the fund will be transferred to the Oppenheimer Money Fund/VA.
5	The MSCI EAFE Index is the exclusive property of Morgan Stanley. Morgan Stanley Capital International is a service of Morgan Stanley and has been licensed for use by Deutsche Asset Management, Inc.
6	Frank Russell Company is the owner of the trademarks and copyrights relating to the Russell indexes.
7	Unavailable in contracts issued on or after May 1, 2004.

Investment Choices

There is no assurance that the funds will achieve their stated objective. The fund prospectuses contain more detailed information about the funds. We will deliver copies of the current fund prospectuses to you. You may also contact the Annuity Service Center and request copies of the current fund prospectuses at any time. You should read the information contained in the fund prospectuses carefully before investing.

Compensation We Receive From Funds and Advisers

Compensation We Receive From Advisers.  We and certain of our insurance affiliates receive compensation from the advisers to some of the funds. We receive this compensation for making those funds available as investment choices within both this contract and other variable annuity and variable life insurance products issued by us and our affiliates (“MassMutual’s variable contracts”), and in some cases, for providing administrative services (such as preparing shareholder communications and recordkeeping) to those funds or the fund’s adviser. The amount of this compensation is determined by multiplying a specified annual percentage rate by the average net assets held in that fund that are attributable to MassMutual’s variable contracts. These percentage rates differ, but currently do not exceed 0.30%. Some advisers pay us more than others; some advisers do not pay us any such compensation.

This compensation is not reflected in the expenses that are disclosed in the Table of Fees and Expenses – Annual Fund Operating Expenses for the funds because this compensation is not paid out of the funds’ assets. For a list of the funds whose advisers currently pay such compensation, visit massmutual.com/compensation or call the Annuity Service Center at the number shown on page 1 of this prospectus.

In addition, we may receive fixed dollar payments from the advisers to certain funds so that the adviser can participate in sales meetings conducted by MassMutual. Attending such meetings provides advisers with opportunities to discuss and promote their funds.

Compensation We Receive From Funds.  We and certain of our affiliates also receive compensation from certain funds pursuant to Rule 12b-1 under the Investment Company Act of 1940. This compensation is paid out of the fund’s assets and may be as much as 0.25% of the average net assets of an underlying fund which are attributable to MassMutual’s variable contracts. This compensation is specified as 12b-1 fees in the Table of Fees and Expenses – Annual Fund Operating Expenses. An investment in a fund with a 12b-1 fee will increase the cost of your investment in this contract.

Compensation In General.  The compensation (as described above) that we receive may be significant. We benefit from this compensation, and may use it for any corporate purpose, including paying expenses that we incur in promoting, issuing, distributing and administering the contract. Additionally, when selecting the funds that will be available with MassMutual’s variable contracts, we consider the amount of compensation that we receive from the funds, their advisers, or their distributors along with the funds’ name recognition, asset class, the manager’s reputation, and fund performance.

The Fixed Accounts

In most states, we offer the following fixed accounts as investment choices:

•	Fixed Accounts for Dollar Cost Averaging (the “DCA Fixed Accounts”);

•	Fixed Accounts with a Long-Term Guarantee (the “Long-Term Guarantee Fixed Accounts”); and

•	The Fixed Account (collectively, “the fixed accounts”).

The fixed accounts are investment options within our general account. Amounts that you allocate to the fixed accounts become part of our general account assets and are subject to the claims of all our creditors. All of our general account assets will be available to fund benefits under a contract. We have not registered the interests in the fixed accounts with the SEC in reliance on exemptions under the Securities Act of 1933.

DCA Fixed Accounts.  Each DCA Fixed Account is a fixed account from which assets are systematically transferred to any fund(s) you select. You may not transfer your contract value in the DCA Fixed Account to The Fixed Account or a Long-Term Guarantee Fixed Account. During the accumulation phase, you may choose to have your purchase payments allocated to a DCA Fixed Account for the period of the DCA Fixed Account

Investment Choices

Term (DCA Term). Your election must be in writing.

Currently, you have a choice of three DCA Fixed Accounts:

a)	DCA Fixed Account with a DCA Term of 6 months;

b)	DCA Fixed Account with a DCA Term of 12 months; or

c)	DCA Fixed Account with a DCA Term of 18 months.

To the extent permitted by law, we reserve the right to change the duration of the DCA Term in the future. Your DCA Term will terminate upon payment of the death benefit. You may participate in only one DCA Fixed Account at a time.

We will only accept a purchase payment into a DCA Fixed Account as of the beginning of a DCA Term. A purchase payment includes any purchase payments assigned to us and accepted by us from financial institutions as of the start of the DCA Term. However, purchase payments which originate from an annuity contract or certificate issued by us or any of our affiliates cannot be allocated to the DCA Fixed Account. You cannot transfer current contract value to a DCA Fixed Account. We will only accept a new purchase payment of at least $5,000. We reserve the right to reject purchase payments.

We only make scheduled monthly transfers from the DCA Fixed Account. The minimum amount you can transfer is $250. The first transfer will occur 5 business days after we receive your payment allocated to the DCA Fixed Account and a completed DCA Fixed Account election form. You may not take partial withdrawals from the DCA Fixed Account. If you withdraw the entire contract value during a DCA term we will apply our normal withdrawal provisions.

You may make a one-time transfer for your remaining contract value in the DCA Fixed Account into any of the funds prior to the expiration of your DCA Term. Your transfer will be effective on the business day we receive your completed written request or request over the telephone.

We reserve the right to assess a fee for processing transactions under the DCA Fixed Account.

If you elect to make an allocation to the DCA Fixed Account at a time when your annuity date would be less than the currently offered DCA Term, the expiration of your DCA Term will be your annuity date. We will transfer any contract value remaining in the DCA Fixed Account on your annuity date in accordance with your DCA Fixed Account transfer instructions in effect at that time. No amounts will remain in the DCA Fixed Account after the expiration of the DCA Term.

We periodically set the interest rate we credit to the DCA Fixed Account. We will credit an interest rate at a rate not less than the minimum allowed by state law at the time we issue your contract. We reserve the right to change the guaranteed minimum interest rate for newly issued contracts, subject to applicable state law. The interest rate you will receive for the entire DCA Term is the interest rate in effect on the date your DCA Term begins. We guarantee the interest rate for the full DCA Term.

Long-Term Guarantee Fixed Accounts.  We currently offer four Long-Term Guarantee Fixed Accounts. You may allocate purchase payments or transfer part of your contract value to the Long-Term Guarantee Fixed Accounts during the accumulation phase of your contract. We will only accept a purchase payment or transfer to a Long-Term Guarantee Fixed Account as of the beginning of a guarantee period. The minimum purchase payment or transfer amount we permit to any of the Long-Term Guarantee Fixed Accounts is $1,000. You may only transfer contract value from a Long-Term Guarantee Fixed Account during the window period. The window period is the last 15 calendar days of a guarantee period and the first 15 calendar days of the immediately following guarantee period.

Each Long-Term Guarantee Fixed Account guarantees that we will credit your value in that fixed account with a specific rate of interest for a specific guarantee period. The guarantee periods of the Long-Term Guarantee Fixed Accounts are currently 3, 5, 7, and 10 years. The guarantee period for a Long-Term Guarantee Fixed Account begins on the date we apply the purchase payment or transferred contract value to the Long-Term Guarantee Fixed Account and ends on the last day of a guarantee period. Amounts you allocate or transfer to any of the Long-Term Guarantee Fixed Accounts earn interest at the guaranteed rate applicable to the Long-Term Guarantee Fixed Account on the date we credit the amount to the Long-Term Guarantee Fixed Account. The interest rate we credit remains constant during the

Investment Choices

Long-Term Guarantee Fixed Account guarantee period. You may allocate amounts to multiple Long-Term Guarantee Fixed Accounts. We may change the terms of the Long-Term Guarantee Fixed Accounts at any time.

We will notify you in writing regarding your renewal options prior to the last day of a guarantee period. If we receive a written request at our Annuity Service Center at least 3 business days prior to the last day of a guarantee period, you may elect a renewal guarantee period from any of the guarantee periods that we are currently offering at that time to new contract owners. Alternatively, you may transfer your contract value in the Long-Term Guarantee Fixed Account to another investment choice. If you have not elected otherwise by written request sent to our Annuity Service Center, we will automatically invest your contract value in the Long-Term Guarantee Fixed Account as of the last day of the guarantee period in a Long-Term Guarantee Fixed Account with the same guarantee period as the immediately preceding guarantee period. If we are not offering a guarantee period for the same length of time as your guarantee period just ended, we will invest your contract value in a Long-Term Guarantee Fixed Account with the next shorter guarantee period being offered by us to new contract owners at that time.

A renewal guarantee period cannot be less than 12 months and cannot extend beyond your annuity date unless the period from the last day of the guarantee period to your annuity date is less than 12 months. If the period from the last day of the guarantee period to your annuity date is less than 12 months, your renewal guarantee period will be the shortest guarantee period we offer and your annuity date will become the last day of your new guarantee period.

We will send you a written notice of the guaranteed interest rate for a renewal Long-Term Guarantee Fixed Account for each available guarantee period before the last day of each guarantee period. We will credit an interest rate at a rate not less than the minimum allowed by state law at the time we issue your contract. We reserve the right to change the guaranteed minimum interest rate for newly issued contracts, subject to applicable state law.

Except during the window period, we will apply an interest rate factor adjustment to any partial or full withdrawal of contract value from a Long-Term Guarantee Fixed Account. Any withdrawal of contract value may also be subject to a contingent deferred sales charge even if the withdrawal occurs during the window period. We will apply the interest rate factor adjustment prior to assessing a contingent deferred sales charge. The interest rate factor adjustment may increase or decrease your contract value.

Please refer to Appendix B to review the formula used to calculate the interest rate factor adjustment.

The Fixed Account.  You may allocate purchase payments to The Fixed Account. You can also make transfers of your contract value into or from The Fixed Account, subject to certain limitations. You do not participate in the investment performance of the assets in The Fixed Account. Instead, we credit your contract with interest at a specified rate that we declare in advance. We will credit an interest rate at a rate not less than the minimum allowed by state law at the time we issue your contract. We reserve the right to change the guaranteed minimum interest rate for newly issued contracts, subject to applicable state law. We may credit a higher rate of interest at our discretion.

Your contract value is the sum of your value in the separate account and the fixed accounts.

Your value in the separate account will vary depending on the investment performance of the funds you choose. In order to keep track of your contract value invested in the separate account, we use a unit of measure called an accumulation unit. During the income phase of your contract we call the unit an annuity unit.

Accumulation Units

Every day we determine the value of an accumulation unit for each of the separate account sub-accounts. Changes in the accumulation unit value reflect the

Contract Value

Investment Choices/Contract Value

investment performance of the fund as well as deductions for insurance and other charges.

The value of an accumulation unit may go up or down from business day to business day.

The Statement of Additional Information contains more information on the calculation of the accumulation unit value.

When you make a purchase payment, we credit your contract with accumulation units. We determine the number of accumulation units to credit by dividing the amount of the purchase payment allocated to a separate account sub-account by the value of the accumulation unit for that separate account sub-account. When you make a withdrawal, we deduct from your contract accumulation units representing the withdrawal amount.

We calculate the value of an accumulation unit for each separate account sub-account after the New York Stock Exchange closes each business day. Any change in the accumulation unit value will be reflected in your contract value.

Example:

On Monday we receive an additional purchase payment of $5,000 from you. You have told us you want this to go to the MML Managed Bond Fund. When the New York Stock Exchange closes on that Monday, we determine that the value of an accumulation unit for the MML Managed Bond Fund is $13.90. We then divide $5,000 by $13.90 and credit your contract on Monday night with 359.71 accumulation units for the MML Managed Bond Fund.

We have the right to terminate, suspend, or modify the transfer and transfer program provisions described in this prospectus.

Transfers Among Investment Choices. Generally, you can transfer all or part of your contract value among investment choices. However, there are restrictions that are detailed later in this section.

Transfer Requests. You can transfer all or part of your contract value. Subject to state availability, you can make transfers by telephone, by internet, or by other means we authorize. To make transfers other than by telephone, you must submit a written request. If you own the contract with a joint owner, we will accept transfer instructions from either you or the other owner, unless we are instructed otherwise. We will use reasonable procedures to confirm that instructions given to us are genuine. We may be liable for any losses due to unauthorized or fraudulent instructions, if we fail to use such procedures. We may tape record all telephone instructions.

Transfer Effective Date. Your transfer is effective on the business day we receive your request at our Annuity Service Center. Our business day closes when the New York Stock Exchange closes, usually 4:00 p.m. Eastern time. If we receive your transfer request at our Annuity Service Center on a non-business day or after our business day closes, your transfer request will be effective on the next business day.

Transfers During the Accumulation Phase

Transfer Fee. You can make a transfer to or from any fund, the Long-Term Guarantee Fixed Accounts, and The Fixed Account. You can make 12 transfers every calendar year during the accumulation phase without charge. If you make more than 12 transfers in a year, we will deduct a transfer fee. The fee is $20 per transfer.

Any transfers made as part of the Separate Account Dollar Cost Averaging Program, the Interest Sweep Option, the DCA Fixed Accounts or the Automatic Rebalancing Program are not subject to the assessment of a transfer fee, and therefore, do not count toward your 12 free transfers every calendar year.

Transfer Amounts. Currently, the minimum amount that you can transfer to a Long-Term Guarantee Fixed Account is $1,000. We currently do not restrict the amount that you can transfer to a fund or The Fixed Account. However, we reserve the right to institute a minimum transfer amount equal to $1,000 or the entire value in a fund or The Fixed Account, if less.

We currently do not require that a minimum balance remain in the fund, The Fixed Account or Long-Term Guarantee Fixed Accounts after a transfer. However, we reserve the right to impose

Transfers And Transfer Programs

Contract Value/Transfers And Transfer Programs

a requirement that a $1,000 minimum balance remain in these investment choices after a transfer.

You must clearly indicate the amount and investment choices from and to which you wish to transfer.

Limits on Transfers.

(1)	We limit transfers out of The Fixed Account. During the first contract year, we limit transfers from The Fixed Account to 30% of your contract value allocated to The Fixed Account as of the time of the first transfer. We limit transfers from The Fixed Account during any subsequent contract year to 30% of your contract value in The Fixed Account as of the end of the previous contract year. However, if you transfer 30% of your contract value in The Fixed Account for three consecutive contract years, your transfer in the fourth consecutive contract year may be for the entire amount in The Fixed Account, provided that you have not applied payments or transferred contract value into The Fixed Account from the time the first annual transfer was made. We measure a contract year from the anniversary of the day we issued your contract. We calculate transfers out of The Fixed Account on a first-in, first-out basis. In other words, we transfer amounts attributed to the oldest purchase payments first; then we transfer amounts attributed to the next oldest purchase payment; and so on.

(2)	We allow transfers from a Long-Term Guarantee Fixed Account only during the window period. We will not apply an interest rate factor adjustment to a transfer from a Long-Term Guarantee Fixed Account during the window period. The window period is the last 15 calendar days of a guarantee period and the first 15 calendar days of the following guarantee period.

(3)	You may not transfer contract value from The Fixed Account to the Long-Term Guarantee Fixed Accounts or the Oppenheimer Money Fund/VA. For a period of 90 days after you transfer contract value out of The Fixed Account, you may not transfer any contract value into The Fixed Account, the Long-Term Guarantee Fixed Accounts or the Oppenheimer Money Fund/VA.

Limits on Frequent Trading and Market Timing Activity

This contract and its investment choices are not designed to serve as vehicles for what we have determined to be frequent trading or market timing trading activity. We consider these activities to be abusive trading practices that can disrupt the management of a fund in the following ways:

•	by requiring the fund to keep more of its assets liquid rather than investing them for long-term growth, resulting in lost investment opportunity; and

•	by causing unplanned portfolio turnover.

These disruptions, in turn, can result in increased expenses and can have an adverse effect on fund performance that could impact all contract owners and beneficiaries under the contract, including long-term contract owners who do not engage in these activities. Therefore, we discourage frequent trading and market timing trading activity and will not accommodate frequent transfers of contract value among the funds. Organizations and individuals that intend to trade frequently and/or use market timing investment strategies should not purchase this contract.

We have adopted policies and procedures to help us identify those individuals or entities that we determine may be engaging in frequent trading and/or market timing trading activities. We monitor trading activity to uniformly enforce those procedures. However, those who engage in such activities may employ a variety of techniques to avoid detection. Therefore, despite our efforts to prevent frequent trading and the market timing of funds among the sub-accounts of the separate account, there can be no assurance that we will be able to identify all those who trade frequently or those who employ a market timing strategy, and curtail their trading in every instance.

In addition, some of the funds are available with variable products issued by other insurance companies. We do not know the effectiveness of the policies and procedures used by these other insurance companies to detect frequent trading and/or market timing. As a result of these factors, the funds may reflect lower performance and higher expenses across all contracts as a result of undetected abusive trading practices.

If we, or the investment adviser to any of the funds available with this contract, determine that a

Transfers And Transfer Programs

contract owner’s transfer patterns reflect frequent trading or employment of a market timing strategy, we will not allow the contract owner to submit transfer requests by overnight mail, facsimile transmissions, the telephone, our web- site, or any other type of electronic medium. Additionally, we may reject any single trade that we determine to be abusive or harmful to the fund. Orders for the purchase of fund shares may be subject to acceptance by the fund. Therefore, we reserve the right to reject, without prior notice, any fund transfer request if the investment in the fund is not accepted for any reason. You should read the fund prospectuses for a description of their frequent trading and/or market timing policies.

We will notify you in writing if we reject a transfer or if we implement a restriction due to frequent trading or the use of market timing investment strategies. If we do not accept a transfer request, the contract value will remain in the investment choice from which the transfer was attempted. We will then allow you to resubmit the rejected transfer by regular mail only.

Additionally, we may in the future take any of the following restrictive actions that are designed to prevent the employment of a frequent trading or market timing strategy:

•	not accept transfer instructions from a contract owner or other person authorized to conduct a transfer;

•	limit the number of transfer requests that can be made during a contract year; and

•	require the value transferred into a fund to remain in that fund for a particular period of time before it can be transferred out of the fund.

We will apply any restrictive action we take uniformly to all contract owners we believe are employing a frequent trading or market timing strategy. These restrictive actions may not work to deter frequent trading or market timing activity.

We reserve the right to revise our procedures for detecting frequent trading and/or market timing at any time without prior notice if we determine it is necessary to do so in order to better detect frequent trading and/or market timing, to comply with state or federal regulatory requirements, or to impose different restrictions on frequent traders and/or market timers. If we modify our procedures, we will apply the new procedure uniformly to all contract owners.

Transfers During the Income Phase

You may make 6 transfers between the funds each calendar year. We will not assess a transfer fee on those transfers. You cannot transfer from the general account to a fund, but you can transfer from one or more funds to the general account once a contract year. We currently do not restrict the amount that you can transfer. However, we reserve the right to institute a minimum transfer amount equal to $1,000 or the entire value in a fund, The Fixed Account, or Long-Term Guarantee Fixed Account, if less. After a transfer, the minimum amount which must remain in a fund, The Fixed Account, or Long-Term Guarantee Fixed Account is $1,000 unless you have transferred the entire value.

Separate Account Dollar Cost Averaging Program

The Separate Account Dollar Cost Averaging Program allows you to systematically transfer a set amount from a selected fund to any of the other funds. By allocating amounts on a regular schedule as opposed to allocating the total amount at one particular time, you may be less susceptible to the impact of market fluctuations. The Separate Account Dollar Cost Averaging Program is available only during the accumulation phase.

Dollar cost averaging does not assure a profit and does not protect you against loss in declining markets. Since dollar cost averaging involves continuous investment in securities regardless of fluctuating price levels of such securities, you should consider your financial ability to continue the Separate Account Dollar Cost Averaging Program through periods of fluctuating price levels.

You must have at least $600 in the fund you have selected to transfer contract value from in order to participate in the Separate Account Dollar Cost Averaging Program. The minimum amount you can currently transfer is $100. We reserve the right to increase that minimum to $250.

The minimum duration of participation in any Separate Account Dollar Cost Averaging Program is currently 6 months. You can choose the frequency at which the dollar cost averaging transfers are to be made, i.e., monthly, quarterly, semi-annually or annually. You will also choose the specific date when the first dollar cost averaging transfer is made. However, if we receive your fully completed written request or your request over the telephone at our Annuity Service Center less than 5 business days

Transfers And Transfer Programs

from the date you selected for your first dollar cost averaging transfer, we may defer the first transfer for one month. If you do not select a start date, we will automatically start the Separate Account Dollar Cost Averaging Program within 5 business days from the date we receive your fully completed election form or your request over the telephone and payment. You may make changes to your selection, including termination of the program, by written request or by request over the telephone.

If you participate in the Separate Account Dollar Cost Averaging Program, we do not take the transfers made under the program into account in determining any transfer fee.

You can only participate in one Separate Account Dollar Cost Averaging Program at a time. Further, if you are participating in the Separate Account Dollar Cost Averaging Program you cannot also participate in the Automatic Rebalancing Program, Interest Sweep Option, or a DCA Fixed Account.

Your Separate Account Dollar Cost Averaging Program will terminate:

•	if you withdraw your total contract value;

•	if the last transfer you selected has been made;

•	upon payment of the death benefit;

•	if there is insufficient contract value to make the transfer; or

•	if we receive from you a written request or request over the telephone to terminate the program at our Annuity Service Center at least 5 business days prior to the next transfer date.

We do not charge you for participation in the Separate Account Dollar Cost Averaging Program. We have the right to modify, terminate or suspend the Separate Account Dollar Cost Averaging Program.

Automatic Rebalancing Program

Over time, the performance of each fund may cause your allocation to shift from your original allocation. You can direct us to automatically rebalance your contract value allocated to the funds in order to return to your original percentage allocations by selecting our Automatic Rebalancing Program. Contract value allocated to the fixed accounts cannot participate in the Automatic Rebalancing Program.

You can tell us whether to rebalance monthly, quarterly, semi-annually or annually. The Automatic Rebalancing Program is available only during the accumulation phase. If you participate in the Automatic Rebalancing Program, the transfers made under the program are not taken into account in determining any transfer fee.

We do not charge you for participation in the Automatic Rebalancing Program. You cannot participate in the Automatic Rebalancing Program if you are participating in a Separate Account Dollar Cost Averaging Program, a DCA Fixed Account, or the Interest Sweep Option.

You can terminate the Automatic Rebalancing Program at anytime by giving us written notice or notice over the telephone. Any unscheduled transfer request will automatically terminate the Automatic Rebalancing Program election.

Example:

Assume that you want your initial purchase payment split between 2 funds. You want 40% to be in the MML Managed Bond Fund and 60% to be in the Oppenheimer Aggressive Growth Fund/VA. Over the next 2 1/2 months the bond market does very well while the stock market performs poorly. At the end of the first quarter, the MML Managed Bond Fund now represents 50% of your holdings because of its increase in value. If you had chosen to have your holdings rebalanced quarterly, on the first day of the next quarter, we would sell some of your units in the

MML Managed Bond Fund to bring its value back to 40% and use the money to buy more units in the Oppenheimer Aggressive Growth Fund/VA to increase those holdings to 60%.

Interest Sweep Option

Under this program, we will automatically transfer earnings from your contract value in The Fixed Account to one or more selected funds, except the Oppenheimer Money Fund/VA. By allocating these earnings to the funds, you can pursue further growth in the value of your contract through more aggressive investments. However, the Interest Sweep Option does not assure profit and does not protect against loss in declining markets. The Interest Sweep Option is

Transfers And Transfer Programs

available only during the accumulation phase. You may request that the earnings be transferred from The Fixed Account on a monthly, quarterly, semiannual or annual frequency.

To participate in this program, you must have at least $5,000 in The Fixed Account at the time of transfer. While the program is in effect, you can adjust your allocations as necessary.

This program will terminate:

•	if you withdraw the total contract value from The Fixed Account;

•	if, at time of transfer, no interest is available for transfer (for example, if the interest earned is required to cover contract related charges or has been part of a partial withdrawal);

•	upon payment of the death benefit;

•	if you begin the income phase of your contract; or

•	if we receive your written request or request over the telephone to terminate the program at least 5 business days prior to the next scheduled transfer date.

We do not charge you for participation in the Interest Sweep Option. You may not participate in the Interest Sweep Option if you are participating in a Separate Account Dollar Cost Averaging Program, a DCA Fixed Account, or Automatic Rebalancing Program.

Withdrawals

During the accumulation phase you may withdraw all or a portion of your contract value at any time.

When a partial withdrawal is made from a contract, we reflect the withdrawal as a reduction to the value of the contract’s death benefit and any elected guaranteed minimum accumulation benefit or guaranteed minimum income benefit. We describe this reduction under each feature’s description. Where we reflect the reduction as a percentage of contract value withdrawn, the reduction will be greater when the value of your contract investment choices is lower due to market performance or other variables.

After you withdraw your full contract value, the contract does not provide a death benefit, guaranteed minimum accumulation benefit or guaranteed minimum income benefit.

Unless you instruct us otherwise, we will take any partial withdrawal proportionally from your contract value in the funds, The Fixed Account, and Long-Term Guarantee Fixed Accounts. Currently, the minimum withdrawal amount must be $100 or the entire value in a fund, The Fixed Account, or a Long-Term Guarantee Fixed Account, if less. However, we reserve the right to increase the minimum withdrawal amount to $250.

For non-qualified contracts, after you make a partial withdrawal, you must keep at least $5,000 in your contract. For qualified contracts the amount is $2,000, unless your partial withdrawal is a minimum required distribution. Withdrawals may be subject to the assessment of a contingent deferred sales charge. Unless the withdrawal is during the window period, any withdrawal of contract value from a Long-Term Guarantee Fixed Account will also be subject to an interest rate factor adjustment.

We calculate partial withdrawals from The Fixed Account and Long-Term Guarantee Fixed Accounts on a first-in, first-out basis. In other words, we withdraw amounts attributed to the oldest purchase payments first; then we withdraw amounts attributed to the next oldest purchase payment; and so on.

When you make a total withdrawal you will receive the value of your contract:

•	less any contingent deferred sales charge, if applicable;

•	less any applicable premium tax;

•	less any interest rate factor adjustment, if applicable;

•	less any contract maintenance charge, if applicable, and

Transfers And Transfer Programs/Withdrawals

•	less any purchase payments we credited to your contract that have not cleared the bank, until they clear the bank.

Requests in Writing.  To request a withdrawal in writing, you must submit to the Annuity Service Center, our fully completed partial surrender or surrender form. If your withdrawal involves an exchange or transfer of assets to another financial institution, we also require a “letter of acceptance” from the financial institution.

Requests by Telephone.  We do not allow full withdrawal requests by telephone. However, you may request a partial withdrawal by telephone subject to the following rules:

•	The person requesting the partial withdrawal is the contract owner;

•	The withdrawal amount may not exceed $25,000;

•	The check will be made payable to the contract owner and joint contract owner, if applicable;

•	The check will be sent to the address of the contract owner requesting the partial withdrawal;

•	A change of address must not have been made within 30 calendar days prior to the partial withdrawal request;

•	The request must not be for a withdrawal that is part of a series of substantially equal periodic payments made for life or your life expectancy or for the joint lives or joint life expectancies of you and your designated beneficiary;

•	The contract must be a non-qualified contract or IRA contract (excluding deferred compensation plans); and

•	Partial withdrawal requests by telephone will not be available to you if you have elected the nursing home waiver benefit and the benefit is in effect.

Withdrawal Effective Date.  For written requests, your withdrawal is effective on the business day we receive, at the Annuity Service Center, our fully completed partial surrender or surrender form and, if applicable, a “letter of acceptance.” If we receive this item(s) at our Annuity Service Center on a non-business day or after our business day closes, your withdrawal request will be effective on the next business day. For telephone requests, your withdrawal is effective on the business day we receive your call. For calls received after the close of the business day, your withdrawal will be effective on the next business day.

Delivery of Withdrawal Amount.  We will pay any withdrawal amount within 7 days of the withdrawal effective date, unless we are required to suspend or postpone withdrawal payments.

Systematic Withdrawal Program

This program provides for an automatic monthly, quarterly, semi-annual or annual payment to you from your contract of at least $100. Your contract value must be at least $10,000 to initiate the withdrawal plan. We do not assess a charge if you participate in this program.

You may elect this program in writing or over the telephone. Requests made over the telephone are subject to the rules for requests by telephone described under “Withdrawals — Requests by Telephone.” You may not participate in the systematic withdrawal program if we are currently waiving the contingent deferred sales charge in accordance with the nursing home waiver benefit.

Your systematic withdrawal program will begin on the start date you selected as long as we receive a fully completed written request or your request over the telephone at least five business days before the start date you selected. If you elect to receive your payment pursuant to an electronic funds transfer (“EFT”), we must receive a fully completed written request at least 10 business days before the start date you elected.

We may defer the start of your systematic withdrawal program for one month if your systematic withdrawal start date is less than 5 business days (10 business days for an EFT) after we receive your fully completed written request or request over the telephone. If you do not select a start date, we will automatically begin systematic withdrawals within 5 business days (10 business days for an EFT) after we receive your fully completed written request or request over the telephone. If you are currently participating in a Systematic Withdrawal Program and you want to begin receiving your payments pursuant to an EFT, we require 10 business days notice to implement this change.

Your contract value in a Long-Term Guarantee Fixed Account or in a DCA Fixed Account is not eligible to participate in a systematic withdrawal program.

Your systematic withdrawal program ends:

•	if you withdraw your total contract value;

Withdrawals

•	if the next systematic withdrawal will lower your contract value below the minimum contract value we allow following a partial withdrawal unless your withdrawal is a minimum required distribution;

•	if we process the last withdrawal you selected;

•	upon payment of the death benefit;

•	if your value in a selected fund or The Fixed Account is insufficient to complete the withdrawal;

•	if you begin receiving annuity payments; or

•	if you give us a written request or request over the telephone to terminate your program. We must receive your request at least 5 business days before the next withdrawal date.

Income taxes, tax penalties, contingent deferred sales charges, and certain restrictions may apply to any withdrawal you make.

Transfers Between Transitions Packages I, II & III

If you elect Transitions Package I, II, or III, you may transfer among those three packages beginning on your second contract anniversary and on any contract anniversary thereafter. However, you cannot transfer from Transitions Package I, II, or III to the Transitions Custom Plan. If you elect the Transitions Custom Plan, you cannot transfer to Transitions Package I, II, or III.

If you elect Transitions Package I, II, or III, you may transfer among those three Transition Packages subject to the following rules:

•	You will not be able to move between the Transition Packages until your second contract anniversary and then only on any contract anniversary thereafter. Your contract anniversary is one calendar year from the date we issued your contract.

•	In order to transfer between Transitions Packages, we must receive your written request for the transfer at our Annuity Service Center from you at least 7 calendar days prior to your contract anniversary.

•	The effective date of your newly elected Transitions Package is the contract anniversary at the end of the 7 calendar day election period.

•	Your policy must meet the minimum contract values ($15,000 for non-qualified contracts and $2,000 for qualified contracts).

•	Only one Transitions Package may be in effect at any time.

•	We will issue you a new contract schedule upon your transfer.

Withdrawals/Transfers Between Transitions Packages I, II & III

Expenses

There are charges and other expenses associated with the contract that reduce the return on your investment in the contract. These charges and expenses are:

Insurance Charges

Each business day we deduct our insurance charges from the assets of the separate account. We do this as part of our calculation of the value of the accumulation units and the annuity units. The insurance charge has two parts: (1) the mortality and expense risk charge and (2) the administrative charge.

Mortality and Expense Risk Charge

This charge is equal, on an annual basis, to the following percentages of the daily value of the assets invested in each fund, after fund expenses are deducted:

	Transitions Package Plan
Transitions Custom Plan	Transitions Package I	Transitions Package II	Transitions Package III
0.80%	0.80%	1.15%	1.40%

This charge is for:

•	the mortality risk associated with the insurance benefits provided, including our obligation to make annuity payments after the annuity date regardless of how long all annuitants live, the death benefits, and the guarantee of rates used to determine your annuity payments during the income phase;

•	the expense risk that the current charges will be insufficient to cover the actual cost of administering the contract.

If the current mortality and expense risk charge is not sufficient to cover the mortality and expense risk, we will bear the loss. If this is the case, we may raise the mortality and expense risk charge in order to restore profitability. In no case will we raise the charge above the guaranteed amount, which is 1.50% for the Transitions Custom Plan and Transitions Packages I, II and III. If the amount of the charge is more than sufficient to cover the mortality and expense risk, we will make a profit on the charge. We may use this profit for any purpose, including the payment of marketing and distribution expenses for the contract.

Administrative Charge

This charge is equal, on an annual basis, to the following percentages of the daily value of the assets invested in each fund, after fund expenses are deducted:

	Transitions Package Plan
Transitions Custom Plan	Transitions Package I	Transitions Package II	Transitions Package III
0.15%	0.15%	0.15%	0.15%

We assess this charge, together with the annual contract maintenance charge, to reimburse us for all the expenses associated with the administration of the contract and the separate account. Some of these expenses are: preparation of the contract, confirmations, annual reports and statements, maintenance of contract records, personnel costs, legal and accounting fees, filing fees, and computer and systems costs. We can increase this charge, but the charge will never exceed 0.25% for the Transitions Custom Plan or Transitions Packages I, II, and III.

Annual Contract Maintenance Charge

At the end of each contract year, we deduct $40 from your contract as an annual contract maintenance charge. We may increase this charge, but it will not exceed $60. If we increase this charge, we will give you 90 days prior notice. Currently, we will not deduct this charge if, when we are to make the deduction, the value of your contract is $100,000 or more. Subject to state regulations, we will deduct the annual contract maintenance charge proportionately from the investment choices you have selected. The amount of this charge may vary by state.

If you make a total withdrawal of your contract value, and your contract value is less than $100,000, we will deduct the full annual contract maintenance charge. If you apply your entire contract value to an annuity option on a date other than your contract anniversary and your contract value is less than $100,000, we will deduct a pro rata portion of the charge. During the income phase, we will deduct the annual contract

Expenses

maintenance charge pro rata from each payment regardless of the contract value.

Contingent Deferred Sales Charge

We do not deduct a sales charge when we receive a purchase payment. However, we may assess a contingent deferred sales charge on any amount you withdraw that exceeds the free withdrawal amount and the amount you apply to an annuity option. We use this charge to cover certain expenses relating to the sale of the contract.

If you withdraw:

•	from more than one investment choice, we will deduct the contingent deferred sales charge proportionately from the amounts remaining in the investment choice(s) you selected.

•	the total value from an investment choice, we will deduct the contingent deferred sales charge proportionately from amounts remaining in the investment choices that still have value.

•	your entire contract value, we will deduct the contingent deferred sales charge from the contract value. You will receive a check for the net amount.

The amount of the charge depends on the amount you withdraw or apply to an annuity option and the length of time between when we issued your contract and when you make a withdrawal or apply an amount to an annuity option. The contingent deferred sales charge for the standard Transitions Custom Plan contract and Transitions Packages I, II & III is assessed as follows:

Contract Year of Withdrawal or Annuity Date	Charge
1st Year	7%
2nd Year	7%
3rd Year	7%
4th Year	6%
5th Year	5%
6th Year	4%
7th Year	3%
8th Year and thereafter	0%

We guarantee that the aggregate contingent deferred sales charge will never exceed 9% of your total purchase payments.

In addition to the free withdrawals and nursing home waiver benefit described later in this section, we will not impose a contingent deferred sales charge under the following circumstances.

•	Upon payment of the death benefit.

•	Currently, upon payment of a minimum required distribution attributable to this contract that exceeds the free withdrawal amount.

•	When you apply all or part of your contract value to an annuity option (except as described under Annuity Option E);

•	If contract value has been applied to an annuity option providing guaranteed payments and upon the annuitant’s death there are remaining guaranteed payments withdrawn by the beneficiary;

•	If you redeem “excess contributions” from a plan qualifying for special income tax treatment. These types of plans are referred to as Qualified Plans, including Individual Retirement Annuities (IRAs). We look to the Internal Revenue Code for the definition and description of excess contributions.

•	If we are currently waiving the contingent deferred sales charge in accordance with the nursing home waiver benefit.

•	When the contract is exchanged for another variable annuity contract issued by us or one of our affiliated insurance companies, of the type and class which we determine is eligible for such an exchange. A contingent deferred sales charge may apply to the contract received in the exchange. A reduced contingent deferred sales charge schedule may apply under this contract if another variable annuity contract issued by us or one of our affiliated insurance companies is exchanged for this contract. Exchange programs may not be available in all states. We have the right to modify, suspend or terminate any exchange program any time without prior notification. If you want more information about our current exchange programs, contact your registered representative or us at our Annuity Service Center.

In most states, you may elect a different contingent deferred sales charge schedule under the Transitions Custom Plan. We will provide a credit to your contract or assess an additional

Expenses

charge to your contract depending upon the contingent deferred sales charge feature you elect. Please refer to the Additional Transitions Custom Plan Contract Features section of this prospectus for more information.

Free Withdrawals

The following free withdrawal provisions are available:

Transitions Custom Plan:

In your first contract year, you may withdraw, without incurring a contingent deferred sales charge, up to 10% of your purchase payments reduced by any free withdrawal amount previously taken during the contract year. Beginning in the second contract year, you may withdraw up to 10% of your contract value as of the end of the previous contract year, plus 10% of any purchase payment received in the current contract year, reduced by any free withdrawal amount previously taken during the current contract year.

You may take the 10% in multiple withdrawals each contract year.

In most states, there are other free withdrawal features available under the Transitions Custom Plan for an additional charge. Please refer to the Additional Transitions Custom Plan Contract Features section of this prospectus for more information.

Transitions Packages I & II:

In your first contract year, you may withdraw, without incurring a contingent deferred sales charge, up to 10% of your purchase payments reduced by any free withdrawal amount previously taken during the contract year. Beginning in the second contract year, you may withdraw up to 10% of your contract value as of the end of the previous contract year, plus 10% of any purchase payment received in the current contract year, reduced by any free withdrawal amount previously taken during the current contract year.

You may take the 10% in multiple withdrawals each contract year.

Transitions Package III:

In your first contract year, you may withdraw, without incurring a contingent deferred sales charge, up to 15% of your purchase payments reduced by any free withdrawal amount previously taken during the contract year. Beginning in the second contract year, you may withdraw up to 15% of your contract value as of the end of the previous contract year, plus 15% of any purchase payment received in the current contract year, reduced by any free withdrawal amount previously taken during the current contract year.

For partial withdrawals only, you may carry forward any unused portion of the free withdrawal amount into successive years, up to a maximum of 30% of your previous contract year-end contract value plus any purchase payment received in the current contract year. There will be no allowance for unused free withdrawal amounts accumulated while you participated in Transitions Package I or II.

You may take the 15% in multiple withdrawals each contract year.

Nursing Home Waiver Benefit

Also known in certain states as the Nursing Home Waiver of Contingent Deferred Sales Charge Rider.

Subject to state availability, if you have elected Transitions Package II or III , you may withdraw all or a portion of your contract value without incurring a contingent deferred sales charge if we receive written confirmation at our Annuity Service Center that you have been admitted to a licensed nursing care facility after your purchase of this contract subject to the following requirements:

•	The nursing home waiver is not in effect until one contract year has elapsed since you elected Transitions Package II or III.

•	If you resided in a licensed nursing care facility within 2 years prior to electing Transitions Package II or III, the waiver is not available to you; however, for contracts issued in New York, if the waiver is unavailable to you for reasons just described, you will automatically become eligible 2 years following the date of discharge from a licensed nursing care facility.

•	Your stay in a licensed nursing care facility must be prescribed by a physician and be medically necessary.

•	We will require that you provide us with written documentation satisfactory to us that confirms that you still reside in a licensed

Expenses

nursing care facility every time you request a partial withdrawal.

•	You must make each withdrawal request while you are presently confined in a licensed nursing care facility for a period of not less than 90 days.

•	If you transfer to Transitions Package I from either Transitions Package II or III, the nursing home waiver will no longer be available as of the effective date of your transfer to Transitions Package I.

•	If we are currently waiving the contingent deferred sales charge in accordance with this benefit, you may not participate in a systematic withdrawal program.

We define a licensed nursing care facility to be an institution licensed by the state in which it is located to provide skilled nursing care, intermediate nursing care or custodial nursing care.

The nursing home waiver benefit is not a standard feature in the Transitions Custom Plan contract. However, in most states you may elect the nursing home waiver benefit as an additional contract feature for an additional charge. Please refer to the Additional Transitions Custom Plan Contract Features section of this prospectus for more information.

Premium Taxes

Some states and other governmental entities charge premium taxes or similar taxes. We are responsible for the payment of these taxes and will make a deduction from your contract value for them. Some of these taxes are due when your contract value is issued, others are due when annuity payments begin. Currently we do not charge you for these taxes until you begin receiving annuity payments or you make a total withdrawal. We may discontinue this practice and assess the charge when the tax is due. Premium taxes generally range from 0% to 3.5%, depending on the state.

Transfer Fee

During the accumulation phase, you can make 12 free transfers every calendar year. If you make more than 12 transfers a calendar year, we will deduct a transfer fee of $20 per transfer. Any transfers made as part of the Separate Account Dollar Cost Averaging Program, the Interest Sweep Option, the DCA Fixed Accounts or the Automatic Rebalancing Program are not subject to the assessment of a transfer fee, and therefore, do not count toward your 12 free transfers every calendar year.

If you request to transfer a dollar amount, we will deduct any transfer fee from the amount transferred. If you request to transfer a percentage of your value in an investment choice, we will deduct the transfer fee from the amount remaining in the investment choice. If you transfer the entire amount in an investment choice, we will deduct the transfer fee from the amount you transfer. If you transfer contract value from more than one investment choice, we will allocate any transfer fee on a pro-rata basis in proportion to the amount you transferred from each investment choice.

During the income phase, we allow 6 transfers each calendar year and they are not subject to a transfer fee.

We consider all transfers made on one business day as one transfer.

Income Taxes

We will deduct from the contract any income taxes that we incur because of the operation of the separate account. At the present time, we are not making any such deductions. We will deduct any withholding taxes required by law.

Fund Expenses

The Separate Account purchases shares of the funds at net asset value. The net asset value of each fund reflects investment management fees and other expenses already deducted from the assets of the fund. In addition, one or more of the funds available as an investment choice may pay a distribution fee out of the fund’s assets to us called a “12b-1” fee. Any investment in one of the funds with a 12b-1 fee will increase the cost of your investment in this contract. Please refer to the fund prospectuses for more information regarding these expenses.

Expenses

Credit Features

In most states, the contract provides for three credit features. We will pay the case size credit from the expense efficiencies that result from contracts with higher contract values. We will pay the electronic document delivery credit from the expense savings that result from the delivery of documents related to the contract in electronic format rather than paper format. We will pay the persistency credit out of increased revenues we receive from contract charges assessed against contracts that are in force for longer periods of time. We provide these credit amounts in lieu of reducing expenses directly.

Except for the Electronic Document Delivery Credit, we calculate all credits based on your contract value as of the end of the contract year. We will apply credits on your immediately following contract anniversary proportionally to the funds that you are invested in as of the date we calculate the credit. If you are not invested in any of the funds when we apply the credit, we will automatically apply the credit to the Oppenheimer Money Fund/VA.

These credit amounts may be subject to the assessment of a contingent deferred sales charge upon withdrawal or if you elect to receive an annuity payment.

Case Size Credit

We will provide a credit under the Transitions Custom Plan and Transitions Packages I, II & III to your contract if it exceeds a certain average contract value as of the end of each contract year. We will determine the average contract value for each contract by taking the average of your contract value at the end of each contract year quarter during the current contract year.

We will provide a 0.05% credit to your contract on your contract anniversary if your average contract value is between $250,000 and $1 million as of the end of the immediately preceding contract year.

We will provide a 0.10% credit to your contract on your contract anniversary if your average contract value exceeds $1 million as of the end of the immediately preceding contract year.

Electronic Document Delivery Credit

For any contract year prior to 2008, we will provide an annual $24 credit under the Transitions Custom Plan and Transitions Packages I, II & III to your contract on your contract anniversary in each contract year if you are participating in our e-DocumentsSM Program as of your contract anniversary. Participation in our e-DocumentsSM Program will provide you with documents related to your contract in electronic format rather than paper format. Examples of these documents include the prospectus, prospectus supplements, and annual and semi-annual reports of the underlying funds.

For instructions on how to participate, call the Annuity Service Center or see the instructions on the inside cover wrapping this prospectus.

We reserve the right to terminate this credit feature at any time after 2007.

Persistency Credit

At the end of each contract year following the expiration of the contingent deferred sales charge period associated with your contract, we will calculate a credit in the amount of 0.05% and apply that credit to your contract on your immediately following contract anniversary date.

This credit is available only under the Transitions Custom Plan. We reserve the right to reduce this credit to 0.02% in the future.

Credit Features

The Income Phase

Overview.  If you want to receive regular income from your annuity, you can elect to apply all or part of your contract value so that you can receive fixed and/or variable annuity payments under one of the annuity options described in this section. If you do not choose an annuity option, we will assume that you elected Option B with variable payments and 10 years of payments guaranteed. We may base annuity payments on the age and sex of the annuitant under all options except Annuity Option E. We may require proof of age and sex before annuity payments begin.

If your contract value is less than $2,000 on the annuity date, we reserve the right to pay you a lump sum rather than a series of annuity payments. If any annuity payment is less than $100 ($20 for contracts issued in New York), we reserve the right to change the payment basis to equivalent less frequent payments.

Applying Part of Your Contract Value to an Annuity Option.  If you elect to apply part of your contract value to an annuity option, we will treat the amount applied as a withdrawal. You must specify the portion of your contract value to be applied to an annuity option, and if it is not the full contract value, the amount must be at least $10,000.

We currently do not restrict the number of times in a contract year that you can elect to apply part of your contract value to an annuity option. However, we reserve the right to limit the number of times that you can elect to apply part of your contract value to an annuity option to once a contract year.

Prior to applying a portion of your contract value to an annuity option, you should consult a tax adviser and discuss the tax implications associated with such a transaction. There is uncertainty as to how the Internal Revenue Service would treat this transaction and the resulting annuity payments. Adverse tax consequences could apply.

Annuity Payment Start Date.  You can choose the month and year in which annuity payments begin. We call that date the annuity date. This date cannot be earlier than five years (13 months for contracts issued in New York) after you purchase your contract. You choose your annuity date when you purchase your contract. You can change it at any time before the annuity date provided you give us 30 days written notice.

Annuity payments must begin by the earlier of:

(1)	The 100th birthday of the annuitant or oldest joint annuitant (90th birthday for contracts issued in New York);

(2)	Your 100th birthday if you are not the annuitant or the 100th birthday of the oldest joint owner (90th birthday for contracts issued in New York); or

(3)	The latest date permitted under state law.

Required Minimum Distributions for Tax-Qualified Contracts. In order to avoid adverse tax consequences, you should begin to take distributions from your contract no later than the beginning date required by the Internal Revenue Service. These distributions can be withdrawals or annuity payments. The distributions should be at least equal to the minimum amount required by the Internal Revenue Service or paid through an annuity option that complies with the required minimum distribution rules of Internal Revenue Code Section 401(a)(9). If your contract is an individual retirement annuity, the required beginning date should be no later than April 1 of the year after you reach age 70 1/2.

Investment Options and Annuity Payments.  At the annuity date, you have the same fund choices that you had in the accumulation phase and you can choose whether payments will be fixed, variable, or a combination of both. If you do not tell us otherwise, we will base your annuity payments on the investment allocations that are in place on the annuity date. Therefore, any amounts in the funds will be applied to a variable payout and any amounts in The Fixed Account or a Long-Term Guarantee Fixed Account will be applied to a fixed payout.

Fixed Annuity Payments.  If you choose fixed payments, the payment amount will not vary. The payment amount will depend upon the following:

•	the value of your contract on the annuity date or your Guaranteed Minimum Income Benefit value on the annuity date, if applicable;

•	the annuity option you elect;

The Income Phase

•	the age and sex of the annuitant or joint annuitants, if applicable;

•	the deduction of a contingent deferred sales charge (may be deducted under Annuity Option E only);

•	the deduction of the annual contract maintenance charge, if applicable;

•	the deduction of an interest rate factor adjustment, if applicable; and

•	the deduction of premium taxes, if applicable.

In most states, if the single premium immediate annuity rates offered by MassMutual on the annuity date are more favorable than the minimum guaranteed rates listed in your contract, those rates will be used.

Variable Annuity Payments.  You may not elect a variable annuity payment if you are exercising the Guaranteed Minimum Income Benefit.

If you choose variable payments, the payment amount will vary with the investment performance of the funds. The first payment amount will depend on the following:

•	the value of your contract on the annuity date;

•	the annuity option you elect;

•	the age and sex of the annuitant or joint annuitants, if applicable;

•	an assumed investment rate (AIR) of 4% per year;

•	the deduction of a contingent deferred sales charge (may be deducted under Annuity Option E only);

•	the deduction of the annual contract maintenance charge, if applicable;

•	the deduction of an interest rate factor adjustment, if applicable; and

•	the deduction of premium taxes, if applicable.

Future variable payments will depend on the performance of the funds you selected. If the actual performance on an annualized basis exceeds the 4% assumed investment rate plus the deductions for expenses, your annuity payments will increase. Similarly, if the actual rate is less than 4% annualized plus the amount of the deductions, your annuity payments will decrease.

Annuity Unit Values.  In order to keep track of the value of your variable annuity payment, we use a unit of measure called an annuity unit. We calculate the number of your annuity units at the beginning of the income phase. During the income phase, the number of annuity units will not change. However, the value of your annuity units will change to reflect the investment performance of the funds you selected. The insurance charge applied as part of the calculation of the annuity unit value will be the insurance charge assessed at the time you apply all or part of your contract value to an annuity option. The Statement of Additional Information contains more information on how annuity payments and annuity unit values are calculated.

Annuity Options.  The available annuity options are listed in this section in the Annuity Options table. We may consent to other plans of payment in addition to those listed. After annuity payments begin, you cannot change the annuity option, the frequency of annuity payments, or make withdrawals, except as described under Annuity Option E.

Limitation on Payment Options.  If you purchased the contract as a tax-qualified contract, the Internal Revenue Code may impose restrictions on the types of payment options that you may elect.

The Income Phase

Annuity Options

Lifetime Contingent Options
Annuity Option A – Life Income. (variable and/or fixed payments)	Number of Annuitants: one Length of Payment Period: For as long as the annuitant lives. Annuity Payments After Death: None. All payments end upon the annuitant’s death.
Annuity Option B – Life Income with Period Certain. (variable and/or fixed payments)

Number of Annuitants: one

Length of Payment Period: For a guaranteed period of either 5, 10 or 20 years or as long as the annuitant lives, whichever is longer.

Annuity Payments After Death: When the annuitant dies, if there are remaining guaranteed payments, the beneficiary may elect a lump sum payment equal to the commuted value of the remaining guaranteed annuity payments.

Annuity Option C – Joint and Last Survivor Annuity. (variable and/or fixed payments)

Number of Annuitants: two

Length of Payments: For as long as either annuitant lives.

Annuity Payments After Death: 100% of the payment will continue to the surviving annuitant. No payments will continue after the death of both annuitants.

Annuity Option D – Joint and 2/3 Survivor Annuity. (variable and/or fixed payments)

Number of Annuitants: two

Length of Payments: For as long as either annuitant lives.

Annuity Payments After Death: Two-thirds of the payment will continue to the surviving annuitant. No payments will continue after the death of both annuitants.

Non-Lifetime Contingent Options
Annuity Option E – Period Certain Annuity. (variable and/or fixed payments)

Number of Annuitants: one

Length of Payment Period: For a specified period no less than five years and no greater than 30 years.

Withdrawal Option/Switch Annuity Option: If, after you begin receiving payments, you would like to receive all or part of the commuted value of the remaining guaranteed payments under this annuity option at any time, you may elect to receive it in a lump sum or have it applied to another annuity option. If you so elect, your future payments will be adjusted accordingly.

Contingent Deferred Sales Charge: In most states, we will deduct a contingent deferred sales charge if you apply all or a part of your contract value to this option and the period certain is less than 10 years. If it is permitted in your state, but we do not deduct a contingent deferred sales charge at that time, we will deduct a contingent deferred sales charge if you subsequently request a commuted lump-sum payment to yourself or a commuted value to apply to another annuity option.

Annuity Payments After Death: When the annuitant dies, if there are remaining guaranteed payments, the beneficiary may elect a lump sum payment equal to the commuted value of the remaining guaranteed annuity payments. We will not deduct a contingent deferred sales charge.

The Income Phase

Death Benefit

Death of Contract Owner During the Accumulation Phase

If you or the joint owner dies during the accumulation phase, we will pay a death benefit to your primary beneficiary. If the joint owner dies, we will treat the surviving joint owner, if any, as the primary beneficiary. We will treat any other beneficiary designation on record at the time of death as a contingent beneficiary unless you have changed it in writing.

Your beneficiary may request that the death benefit be paid under one of the death benefit options. If the beneficiary is your spouse, he or she may elect to become the owner of the contract at the death benefit amount payable.

Death Benefit Amount During the Accumulation Phase

The death benefit depends upon the death benefit feature in effect at the time of your death, the age of the oldest joint owner, or the annuitant’s death, if the contract is owned by a non-natural entity.

If you are age 80 or beyond when you elect a death benefit feature or transfer between Transition Packages, the only death benefit features that you may elect are the basic death benefit and the basic death benefit with annual ratchet feature.

If your death benefit amount is greater than your contract value at the time you transfer between the Transitions Packages or change death benefit features under the Transitions Custom Plan, the change in death benefit features may result in a decrease in your death benefit amount. Please contact your registered representative for more information on the impact of changing death benefit features after we issue your contract.

Impact of Withdrawals on the

Death Benefit Amount

When calculating the death benefit amount payable from your contract, we reflect each withdrawal of contract value as a deduction. Generally, the deduction equals the dollar amount of each withdrawal. We use the phrase “less any” to describe this treatment of withdrawals within our formulas. In some cases, we reflect each withdrawal of contract value as a percentage of the contract value withdrawn. We use the percentage of contract value withdrawn to lower the death benefit by the same percentage. We use the phrase “adjusted for any” to describe this treatment of withdrawals within our formulas. Because this formula uses the percent of contract value withdrawn, the reduction will be greater when the value of your contract investment choices is lower due to market performance or other variables.

Transitions Custom Plan:

There are a number of death benefit features available under the Transitions Custom Plan. However, certain death benefit features may not be available in all states.

You may elect only one death benefit feature at a time. If you do not elect a death benefit feature when we issue your contract, the death benefit feature under your contract will be the basic death benefit. We do not assess an additional charge for the basic death benefit. However, we will provide your contract with a credit or assess an additional charge to your contract if you elect one of the other death benefit features. You may add or terminate a death benefit feature on any contract anniversary as long as we receive written notice of your intention to do so at our Annuity Service Center at least 7 calendar days prior to your contract anniversary date. Please refer to the Additional Transitions Custom Plan Contract Features section of this prospectus for more information.

Basic Death Benefit:  Prior to you reaching age 80, the death benefit is the greater of:

•	your contract value, or

•	your purchase payments, less* any withdrawals and any applicable charges

Death Benefit

determined as of the business day we receive proof of death and election of the payment method at our Annuity Service Center.

*(For contracts issued on or after October 1, 2003, subject to state approval and implementation, the word “less” is replaced with “adjusted for”.)

At age 80 and beyond, the death benefit is your contract value as of the business day we receive proof of death and election of the payment method at our Annuity Service Center.

If there are joint owners of the contract, we will use the age of the oldest joint owner to determine the death benefit amount. If the contract is owned by a non-natural person, we will use the age of the annuitant to determine the death benefit amount.

We consider requests to apply part of your contract value to an annuity option as a withdrawal for purposes of calculating the death benefit amount.

Transitions Package I:

The death benefit feature available under Transitions Package I is the basic death benefit.

Basic Death Benefit.  Prior to you reaching age 80, the death benefit is the greater of:

•	your contract value, or

•	your purchase payments, less* any withdrawals and any applicable charges determined as of the business day we receive proof of death and election of the payment method at our Annuity Service Center.

*(For contracts issued on or after October 1, 2003, subject to state approval and implementation, the word “less” is replaced with “adjusted for”.)

At age 80 and beyond, the death benefit is your contract value as of the business day we receive proof of death at our Annuity Service Center and election of the payment method.

If there are joint owners of the contract, we will use the age of the oldest joint owner to determine the death benefit amount. If the contract is owned by a non-natural person, we will use the age of the annuitant to determine the death benefit amount.

We consider requests to apply part of your contract value to an annuity option as a withdrawal for purposes of calculating the death benefit amount.

Transitions Package II:

The death benefit feature available under Transitions Package II is the basic death benefit with 5% roll-up feature.

Basic Death Benefit with 5% Roll-up Feature.  Prior to you reaching age 80, the death benefit is the greatest of:

•	your contract value,

•	your purchase payments less* withdrawals and applicable charges, or

*(For contracts issued on or after October 1, 2003, subject to state approval and implementation, the word “less” is replaced with “adjusted for”)

•	the value of the roll-up feature

determined as of the business day we receive proof of death and election of the payment method at our Annuity Service Center.

We recalculate the roll-up feature when we receive a purchase payment from you or if you make a withdrawal as follows:

1.	The roll-up feature is equal to the accumulation at interest of all purchase payments adjusted for any withdrawals and applicable charges, but not more than twice the sum of purchase payments less* any withdrawals and applicable charges. We will use an effective annual rate of interest of 5% in the following calculations for any period prior to you reaching age 80 and 0% thereafter.

*(For contracts issued on or after October 1, 2003, subject to state approval and implementation, the word “less” is replaced with “adjusted for”.)

2.	For purchase payments, the roll-up feature is equal to the most recently calculated roll-up feature accumulated to the date of the purchase payment plus the purchase payment.

3.	For withdrawals, the roll-up feature is equal to the most recently calculated roll-up feature accumulated to the date of the withdrawal reduced by an adjustment for withdrawals. The adjustment for withdrawals is equal to:

•	the withdrawal amount, including any applicable charges, divided by your contract value immediately prior to the withdrawal

•	with the result multiplied by the most recently calculated roll-up feature accumulated to the date of withdrawal.

Death Benefit

4.	On any other date, the roll-up feature is equal to the most recently calculated roll-up feature accumulated to that date.

If you elect Transitions Package II when we issue your contract, the initial roll-up feature will be equal to your initial purchase payment. If you transfer to Transitions Package II from Transitions Package I, your contract value on the effective date of the transfer will act as your initial roll-up feature amount, subject to the cap of two times the total of all purchase payments less* withdrawals. If you transfer to Transitions Package II from Transitions Package III, we will calculate your initial roll-up feature amount as if you elected Transitions Package II when we issued your previous Transitions Package.

*(For contracts issued on or after October 1, 2003, subject to state approval and implementation, the word “less” is replaced with “adjusted for”.)

If you transfer from Transitions Package II to Transitions Package I or III, the roll-up feature will not be in effect and the death benefit will be reset to the death benefit available under your new Transitions Package.

If there are joint owners of the contract, we will use the age of the oldest joint owner to determine the death benefit amount. If the contract is owned by a non-natural person, we will use the age of the annuitant to determine the death benefit amount.

We consider requests to apply part of your contract value to an annuity option as a withdrawal for purposes of calculating the death benefit amount.

In certain states, the death benefit feature available under Transitions Package II may be the basic death benefit with 3 year reset feature.

Basic Death Benefit with 3 Year Reset Feature.  The death benefit will be the greatest of:

•	your contract value,

•	your purchase payments, less* any withdrawals and applicable charges, or

*(For contracts issued on or after October 1, 2003, subject to state approval and implementation, the word “less” is replaced with “adjusted for”)

•	the value of the 3 year reset feature

determined as of the business day we receive proof of death and election of the payment method at our Annuity Service Center.

Prior to you reaching age 80, we will recalculate the 3 year reset feature on each 3 year contract anniversary following the date your election of this death benefit is effective or when we receive your purchase payment or you take a withdrawal as follows:

1.	On each 3 year contract anniversary date following the date your election of this death benefit is effective, the 3 year reset feature is equal to your contract value at that time.

2.	For purchase payments, the 3 year reset feature is equal to the most recently calculated 3 year reset feature plus the purchase payment.

3.	For withdrawals, the 3 year reset feature is equal to the most recently calculated 3 year reset feature, reduced by an adjustment for withdrawals. The adjustment for withdrawals is equal to:

•	the withdrawal amount, including any applicable charges, divided by your contract value immediately prior to the withdrawal

•	with the result multiplied by the most recently calculated 3 year reset feature.

At age 80 and beyond, the 3 year reset feature is the 3 year reset feature at age 80, adjusted for subsequent purchase payments and withdrawals pursuant to the 3 year reset feature calculation described in 2 and 3 above.

If you elect Transitions Package II when we issue your contract, the initial 3 year reset feature will be equal to your initial purchase payment. If you transfer to Transitions Package II from Transitions Package I or III after we issue your contract, the initial 3 year reset feature will be equal to your purchase payments less any withdrawals and applicable charges. If you transfer from Transitions Package II to Transitions Package I or III, the 3 year reset feature will not be in effect and the death benefit will be reset to the death benefit available under your new Transitions Package.

If there are joint owners of the contract, we will use the age of the oldest joint owner to determine the death benefit amount. If the contract is owned by a non-natural person, we will use the age of the annuitant to determine the death benefit amount.

We consider requests to apply part of your contract value to an annuity option as a withdrawal for purposes of calculating the death benefit amount.

Transitions Package III:

The death benefit feature available under Transitions Package III is the basic death benefit

Death Benefit

with annual ratchet feature.  In addition, we will automatically add the earnings enhancement benefit to your basic death benefit with annual ratchet feature. If you elect Transitions Package III after age 80, the earnings enhancement benefit will have no value.

Annual Ratchet Death Benefit Feature.  The amount of the death benefit will be the greatest of

•	your contract value,

•	your purchase payments less* withdrawals and applicable charges, or

*(For contracts issued on or after October 1, 2003, subject to state approval and implementation, the word “less” is replaced with “adjusted for”)

•	the value of the annual ratchet feature

determined as of the business day we receive proof of death and election of the payment method at our Annuity Service Center.

Prior to you reaching age 80, we recalculate the annual ratchet feature on a contract anniversary, when we receive a purchase payment from you, or when you make a withdrawal as follows:

1.	On each contract anniversary, the annual ratchet feature is equal to the greater of:

•	Your contract value or

•	the most recently calculated annual ratchet feature.

2.	For purchase payments, the annual ratchet feature is equal to the most recently calculated annual ratchet feature plus the purchase payment.

3.	For withdrawals, the annual ratchet feature is equal to the most recently calculated annual ratchet feature reduced by an adjustment for withdrawals. The adjustment for withdrawals is equal to:

•	the withdrawal amount, including any applicable charges, divided by your contract value immediately prior to the withdrawal

•	with the result multiplied by the most recently calculated annual ratchet feature.

At age 80 and beyond, the annual ratchet feature is the value of the annual ratchet feature at age 80 adjusted pursuant to the annual ratchet feature recalculation formula as described in “2” and “3” above.

If you elect Transitions Package III when we issue your contract, the initial annual ratchet feature will be equal to your initial purchase payment. If you transfer to Transitions Package III sometime after the issuance of your contract from either Transitions Package I or II, the initial annual ratchet feature is equal to your contract value on the effective date of your transfer to Transitions Package III. If you transfer from Transitions Package III to Transitions Package I or II, the annual ratchet feature will not be in effect and the death benefit will be reset to the death benefit available under your new Transitions Package.

If there are joint owners of the contract, we will use the age of the oldest joint owner to determine the death benefit amount. If the contract is owned by a non-natural person, we will use the age of the annuitant to determine the death benefit amount.

We consider requests to apply part of your contract value to an annuity option as a withdrawal for purposes of calculating the death benefit amount.

Earnings Enhancement Benefit.  Subject to state availability, the earnings enhancement benefit acts as a supplement to the basic death benefit with annual ratchet feature. If you elect Transitions Package III after you reach age 80, the earnings enhancement benefit will have no value.

The additional benefit amount is a percentage of your contract’s earnings since you last elected Transitions Package III to the date we determine the death benefit amount. For the purposes of this benefit, we define earnings as the difference between:

•	your contract value and

•	your purchase payments less withdrawals

as of the date of your death.

We base the applicable percentage upon your age as of the date of your last election of Transitions Package III as outlined in the following table:

Ages	Percentage of Earnings
0-69	40%
70-72	25%
73-75	18%
76-78	11%
79-80	7%
81+	0%

Death Benefit

If your age is less than 70 as of the date your election of Transitions Package III is effective, this benefit is subject to a maximum benefit amount of 100% of your purchase payments less withdrawals and any applicable charges. If your age is 70 or over as of the date your election of Transitions Package III is effective, this benefit is subject to a maximum of 40% of your purchase payments less withdrawals and any applicable charges.

If you transfer to Transitions Package III after we issue your contract, we will treat the greater of your contract value as of the effective date of your transfer to Transitions Package III or your purchase payments less any withdrawals, as your purchase payment amount for determining your benefit. If you transfer from Transitions Package III to Transitions Package I or II, we will reset the benefit amount and the death benefit under your new Transitions Package will be available. For the purposes of this benefit, we will take any withdrawals from earnings first.

If there are joint owners of the contract, we will use the age of the oldest joint owner to determine the death benefit amount. If the contract is owned by a non-natural person, we will use the age of the annuitant to determine the death benefit amount.

We consider requests to apply part of your contract value to an annuity option as a withdrawal for purposes of calculating the death benefit amount.

Death Benefit Payment Options During the Accumulation Phase

A beneficiary, who is not your surviving spouse, must elect to receive the death benefit under one of the following options, in the event you die during the accumulation phase:

Option 1 – lump sum payment of the death benefit; or

Option 2 – the payment of the entire death benefit within 5 years of the date of death; or

Option 3 – payment of the death benefit under an annuity option over the lifetime of the beneficiary or over a period not extending beyond the life expectancy of the beneficiary with distribution beginning within 1 year of the date of your death or any joint participant.

If a lump sum payment is requested, we will pay the amount within 7 days after we receive due proof of death and other necessary information at our Annuity Service Center, unless we are required to suspend or delay payment. Payment to the beneficiary, in any form other than a lump sum, may only be elected during the 60 day period beginning with the date of receipt by us of proof of death.

The availability of certain death benefit options may be limited for tax qualified contracts in order to comply with the required minimum distribution rules.

A surviving spouse who is the primary beneficiary under the contract may elect to continue the contract in his or her own name at the death benefit amount and exercise all of the contract owner’s rights under the contract, elect a lump sum payment of the death benefit, or apply the death benefit to an annuity option. This election can only be made once while the contract is in effect. If your spouse does not make an election within 60 calendar days of our receipt of due proof of death, we will consider your surviving spouse to have continued the contract in his/her name.

Death of Contract Owner During the Income Phase

If you or the joint owner dies during the income phase, but the annuitant is still alive, we will pay the remaining payments under the annuity option elected at least as rapidly as under the method of distribution in effect at the time of your death.

Death of Annuitant

If the annuitant, who is not the owner or joint owner, dies during the accumulation phase, you can name a new annuitant subject to the underwriting rules we have in effect at the time. If you do not name an annuitant within 30 days of the death of the annuitant, you will become the annuitant. However, if the owner is a non-natural person we will treat the death of the annuitant as the death of the owner, and you may not name a new annuitant. You cannot name a new annuitant once the Income Phase begins.

Upon the death of the annuitant on or after the annuity date, the death benefit, if any, is as specified in the annuity option elected. We will pay death benefits at least as rapidly as under the method of distribution in effect at the annuitant’s death.

Death Benefit

Additional Transitions Custom Plan Contract Features

For an additional charge or credit, there are a number of additional contract features available to you if you elect the Transitions Custom Plan. You must elect these features when you apply for a contract unless otherwise stated. If you elect an additional feature after you apply for a contract, the effective date of your election must be on your contract anniversary date immediately following your election. If you elect an additional feature, it will replace the corresponding standard feature available under the Transitions Custom Plan. Certain features may not be available in all states.

If you elect one or more of the following additional features, we will deduct a corresponding charge for each feature you elect or provide your contract with a credit. Charges for the additional features are in addition to the standard contract expenses.

In the first contract year, we base all charges for additional contract features on your purchase payments received by us during that contract year. We will assess a charge for each additional contract feature upon our receipt of each purchase payment made to your contract during your first contract year.

At the end of your first contract year and at the end of every contract year thereafter, we will calculate the charge for each additional contract feature based on your contract value at that time and we will deduct the charge on each contract anniversary while the feature is in effect. We will deduct the entire charge proportionally as follows:

1.	First, from the funds you are invested in as of the time we deduct the charge(s);

2.	If you do not have sufficient value invested in the funds to deduct the entire charge(s) from the funds, then we will deduct the entire charge(s) from the funds plus the fixed accounts you are invested in as of the time we deduct the charge(s) (excluding the Long-Term Guarantee Fixed Accounts); or

3.	If you do not have sufficient value invested in the funds and the fixed accounts (excluding the Long-Term Guarantee Fixed Accounts) to deduct the entire charge(s) from those investment choices, then we will deduct the entire charge(s) from the funds plus all of the fixed accounts you are invested in as of the time we deduct the charge(s).

For contracts issued in New York, charges will only be deducted from your contract value in the funds. We will not deduct charges from your contract value in the fixed accounts.

We calculate a charge assessed out of The Fixed Account and Long-Term Guarantee Fixed Accounts on a first-in, first out basis. In other words, we assess the charge attributed to the oldest purchase payments first; then we assess the charge attributed to the next oldest purchase payment; and so on.

Except for the Electronic Document Delivery Credit, we calculate all credits based on your contract value as of the end of the contract year. We will apply credits on your next succeeding contract anniversary proportionally to the funds that you are invested in as of the date we calculate the credit. If you are not invested in any of the funds when we apply the credit, we will automatically apply the credit to the Oppenheimer Money Fund/VA.

These credit amounts may be subject to the assessment of a contingent deferred sales charge upon withdrawal or if you elect to receive an annuity payment.

Additional Contingent Deferred Sales Charge Features

Five Year Contingent Deferred Sales Charge Feature:

The Transitions Custom Plan has a standard seven year contingent deferred sales charge schedule. For an additional charge of 0.20%, you can elect a five year contingent deferred sales charge schedule instead of the standard seven year contingent deferred sales charge schedule. You must elect this additional feature at the time you apply for a contract. We will assess this charge during the first

Additional Transitions Custom Plan Contract Features

five contract years while the contingent deferred sales charge schedule is in effect.

The five year contingent deferred sales charge schedule is as follows:

Contract Year of Withdrawal or Annuity Date	CDSC Percentage
1	7%
2	7%
3	7%
4	6%
5	5%
6 or more	0%

Nine Year Contingent Deferred Sales Charge Feature:

The Transitions Custom Plan has a standard seven year contingent deferred sales charge schedule. You can elect a nine year contingent deferred sales charge schedule instead of the standard seven year contingent deferred sales charge schedule. If you so elect, we will credit your contract in an amount equal to 0.10% of your contract value as of the end of each contract year. We will apply this credit while the contingent deferred sales charge schedule is in effect. You must elect this additional feature at the time you apply for a contract.

The nine year contingent deferred sales charge schedule is as follows:

Contract Year of Withdrawal or Annuity Date	CDSC Percentage
1	8%
2	8%
3	7%
4	6%
5	5%
6	4%
7	3%
8	2%
9	1%
10 or more	0%

Additional Free Withdrawal Features

For an additional charge, you can elect one of the following free withdrawal features as a replacement for the standard Transitions Custom Plan 10% free withdrawal provision.

10%/20% Free Withdrawal Feature:

The Transitions Custom Plan has a standard 10% free withdrawal provision. For an additional charge of 0.25%, you can elect the following free withdrawal provision instead of the standard 10% free withdrawal provision:

In your first contract year, you may withdraw, without incurring a contingent deferred sales charge, up to 10% of your purchase payments reduced by any free withdrawal amount previously taken during the contract year. Beginning in the second contract year, you may withdraw up to 20% of your contract value as of the end of the previous contract year, plus 20% of any purchase payment received in the current contract year, reduced by any free withdrawal amount previously taken during the current contract year.

You may take your free withdrawal amount in multiple withdrawals each contract year. You must elect this additional feature at the time you apply for a contract. We will assess the charge for this feature while your contingent deferred sales charge schedule is in effect.

15%/Cumulative to 30% Free Withdrawal Feature:

The Transitions Custom Plan has a standard 10% free withdrawal provision. For an additional charge of 0.15%, you can elect the following free withdrawal provision instead of the standard 10% free withdrawal provision:

In your first contract year, you may withdraw, without incurring a contingent deferred sales charge, up to 15% of your purchase payments reduced by any free withdrawal amount previously taken during the contract year. Beginning in the second contract year, you may withdraw up to 15% of your contract value as of the end of the previous contract year, plus 15% of any purchase payment received in the current contract year, reduced by any free withdrawal amount previously taken during the current contract year. For partial withdrawals only, you may carry forward any unused portion of the free withdrawal amount into successive years, up to a maximum of 30% of your previous contract year-end contract value plus any purchase payment received in the current contract year.

Additional Transitions Custom Plan Contract Features

You may take your free withdrawal amount in multiple withdrawals each contract year. You must elect this additional feature at the time you apply for a contract. We will assess this charge while your contingent deferred sales charge schedule is in effect.

Additional Death Benefit Features

There are a number of death benefit features available under the Transitions Custom Plan. However, certain additional death benefit features may not be available in all states.

You may elect only one death benefit feature at a time. If you do not elect a death benefit feature when we issue your contract, the death benefit feature under your contract will be the basic death benefit. We do not assess an additional charge for the basic death benefit. However, we will provide your contract with a credit or assess an additional charge to your contract if you elect one of the additional death benefit features. You may add or terminate a death benefit feature on any contract anniversary as long as we receive written notice of your intention to do so at our Annuity Service Center at least 7 calendar days prior to your contract anniversary date.

If you are age 80 or beyond when you elect a death benefit feature, the only death benefit features that you may elect are the basic death benefit and the basic death benefit with annual ratchet feature.

If your death benefit amount is greater than your contract value at the time you change death benefit features under the Transitions Custom Plan, the change in death benefit features may result in a decrease in your death benefit amount. Please contact your registered representative for more information on the impact of changing death benefit features after we issue your contract.

Impact of Withdrawals on the

Death Benefit Amount

When calculating the death benefit amount payable from your contract, we reflect each withdrawal of contract value as a deduction. Generally, the deduction equals the dollar amount of each withdrawal. We use the phrase “less any” to describe this treatment of withdrawals within our formulas. In some cases, we reflect each withdrawal of contract value as a percentage of the contract value withdrawn. We use the percentage of contract value withdrawn to lower the death benefit by the same percentage. We use the phrase “adjusted for any” to describe this treatment of withdrawals within our formulas. Because this formula uses the percent of contract value withdrawn, the reduction will be greater when the value of your contract investment choices is lower due to market performance or other variables.

Contract Value Death Benefit:

You can elect the contract value death benefit to serve as your Transitions Custom Plan death benefit instead of the basic death benefit. If you so elect, we currently calculate a credit in the amount of 0.05% of your contract value as of the end of each contract year while this death benefit feature is in effect. We apply the credit on your immediately following contract anniversary. We reserve the right to reduce this credit to 0.02% in the future.

The contract value death benefit is equal to your contract value as of the business day we receive proof of death and election of the payment method at our Annuity Service Center.

Basic Death Benefit with 3 Year Reset Feature:

You can elect the basic death benefit with 3 year reset feature to serve as your Transitions Custom Plan death benefit instead of the basic death benefit. If you so elect, we currently deduct an additional charge of 0.10%. We reserve the right to increase this charge, but it may never exceed 0.20% if you are age 60 or less; 0.30% if you are age 61 through age 70; or 0.70% if you are age 71 or older.

The death benefit will be the greatest of:

•	your contract value,

•	your purchase payments, less* any withdrawals and applicable charges,

*(For contracts issued on or after October 1, 2003, subject to state approval and implementation, the word “less” is replaced with “adjusted for”), or

•  the value of the 3 year reset feature

Additional Transitions Custom Plan Contract Features

determined as of the business day we receive proof of death and election of the payment method at our Annuity Service Center.

Prior to you reaching age 80, we will recalculate the 3 year reset feature on each 3 year contract anniversary following the date your election of this death benefit is effective or when we receive your purchase payment or you take a withdrawal as follows:

1.	On each 3 year contract anniversary date following the date your election of this death benefit is effective, the 3 year reset feature is equal to your contract value at that time.

2.	For purchase payments, the 3 year reset feature is equal to the most recently calculated 3 year reset feature plus the purchase payment.

3.	For withdrawals, the 3 year reset feature is equal to the most recently calculated 3 year reset feature, reduced by an adjustment for withdrawals. The adjustment for withdrawals is equal to:

•	the withdrawal amount, including any applicable charges, divided by your contract value immediately prior to the withdrawal

•	with the result multiplied by the most recently calculated 3 year reset feature.

At age 80 and beyond, the 3 year reset feature is the 3 year reset feature at age 80, adjusted for subsequent purchase payments and withdrawals pursuant to the 3 year reset feature calculation described in 2 and 3 above.

If you elect this death benefit feature after we issue your contract, the initial 3 year reset feature on the date your election of this death benefit is effective will be equal to the lesser of your contract value or your purchase payments, less withdrawals. If you terminate this death benefit feature, your death benefit will be reset to the basic death benefit unless you select another death benefit feature instead.

If there are joint owners of the contract, we will use the age of the oldest joint owner to determine the death benefit amount. If the contract is owned by a non-natural person, we will use the age of the annuitant to determine the death benefit amount.

We consider requests to apply part of your contract value to an annuity option as a withdrawal for purposes of calculating the death benefit amount.

Basic Death Benefit with 5% Roll-up Feature:

You can elect the basic death benefit with 5% roll-up feature to serve as your Transitions Custom Plan death benefit instead of the basic death benefit. If you so elect, we currently deduct an additional charge of 0.40%. We reserve the right to increase this charge, but it may never exceed 0.50% if you are age 60 or less; 0.75% if you are age 61 through age 70; or 1.20% if you are age 71 or older.

Prior to you reaching age 80, the death benefit is the greatest of:

•	your contract value,

•	your purchase payments less* withdrawals and applicable charges,

*(For contracts issued on or after October 1, 2003, subject to state approval and implementation, the word “less” is replaced with “adjusted for”), or

•	the value of the roll-up feature

determined as of the business day we receive proof of death and election of the payment method at our Annuity Service Center.

We recalculate the roll-up feature when we receive a purchase payment from you or if you make a withdrawal as follows:

1.	The roll-up feature is equal to the accumulation at interest of all purchase payments adjusted for any withdrawals and applicable charges, but not more than twice the sum of purchase payments adjusted for any withdrawals and applicable charges. We will use an effective annual rate of interest of 5% in the following calculations for any period prior to you reaching age 80 and 0% thereafter.

2.	For purchase payments, the roll-up feature is equal to the most recently calculated roll-up feature accumulated to the date of the purchase payment plus the purchase payment.

3.	For withdrawals, the roll-up feature is equal to the most recently calculated roll-up feature accumulated to the date of the withdrawal reduced by an adjustment for withdrawals. The adjustment for withdrawals is equal to:

•	the withdrawal amount, including any applicable charges, divided by your contract value immediately prior to the withdrawal

Additional Transitions Custom Plan Contract Features

•	with the result multiplied by the most recently calculated roll-up feature accumulated to the date of withdrawal.

4.	On any other date, the roll-up feature is equal to the most recently calculated roll-up feature accumulated to that date.

If you elect this death benefit feature after we issue your contract, the initial roll-up feature on the date your election of this death benefit feature is effective is equal to your contract value at that time. If you elect this death benefit feature after we issue your contract and your prior death benefit feature was not the basic death benefit with combination feature, we must add the earnings enhancement benefit feature to your death benefit. Under these circumstances, the maximum benefit for the roll-up feature is equal to two times the contract value at the time of your election of the feature adjusted for subsequent purchase payments and withdrawals. If you elect this death benefit feature after we issue your contract and your previous death benefit feature was the basic death benefit with combination feature, the 5% roll-up death benefit feature will continue to accrue and the maximum limit will remain the same as under the basic death benefit with combination feature. If you terminate this death benefit feature, your death benefit will be reset to the basic death benefit unless you select another death benefit feature instead.

If there are joint owners of the contract, we will use the age of the oldest joint owner to determine the death benefit amount. If the contract is owned by a non-natural person, we will use the age of the annuitant to determine the death benefit amount.

We consider requests to apply part of your contract value to an annuity option as a withdrawal for purposes of calculating the death benefit amount.

Basic Death Benefit with Annual Ratchet Feature:

You can elect the basic death benefit with the annual ratchet feature to serve as your Transitions Custom Plan death benefit instead of the basic death benefit. If you so elect, we currently deduct an additional charge of 0.25%. We reserve the right to increase this charge, but it may never exceed 0.35% if you are age 60 or less; 0.55% if you are age 61 through age 70; or 0.80% if you are age 71 or older.

The amount of the death benefit will be the greatest of

•	your contract value,

•	your purchase payments less* withdrawals and applicable charges,

*(For contracts issued on or after October 1, 2003, subject to state approval and implementation, the word “less” is replaced with “adjusted for”), or

•	the value of the annual ratchet feature

determined as of the business day we receive proof of death and election of the payment method at our Annuity Service Center.

Prior to you reaching age 80, we recalculate the annual ratchet feature on a contract anniversary, when we receive a purchase payment from you, or when you make a withdrawal as follows:

1.	On each contract anniversary, the annual ratchet feature is equal to the greater of:

•	your contract value or

•	the most recently calculated annual ratchet feature.

2.	For purchase payments, the annual ratchet feature is equal to the most recently calculated annual ratchet feature plus the purchase payment.

3.	For withdrawals, the annual ratchet feature is equal to the most recently calculated annual ratchet feature reduced by an adjustment for withdrawals. The adjustment for withdrawals is equal to:

•	the withdrawal amount, including any applicable charges, divided by your contract value immediately prior to the withdrawal

•	with the result multiplied by the most recently calculated annual ratchet feature.

At age 80 and beyond, the annual ratchet feature is the value of the annual ratchet feature at age 80 adjusted pursuant to the annual ratchet feature recalculation formula as described in “2” and “3” above.

If you elect this death benefit feature after we issue your contract, the initial annual ratchet feature on the date your election of this death benefit feature is effective is equal to the lesser of your contract value or your purchase payments less withdrawals. If you elect this death benefit

Additional Transitions Custom Plan Contract Features

feature after we issue your contract and your previous death benefit feature was the basic death benefit with combination feature, the annual ratchet feature will continue under this death benefit feature. If you terminate this death benefit feature, your death benefit will be reset to the basic death benefit unless you select another death benefit feature instead.

If there are joint owners of the contract, we will use the age of the oldest joint owner to determine the death benefit amount. If the contract is owned by a non-natural person, we will use the age of the annuitant to determine the death benefit amount.

We consider requests to apply part of your contract value to an annuity option as a withdrawal for purposes of calculating the death benefit amount.

Basic Death Benefit with Combination Feature:

You can elect the basic death benefit with the combination feature to serve as your Transitions Custom Plan death benefit instead of the basic death benefit. If you so elect, we currently deduct an additional charge of 0.45%. We reserve the right to increase this charge, but it may never exceed 0.50% if you are age 60 or less; 0.80% if you are age 61 through age 70; or 1.25% if you are age 71 or older.

The basic death benefit with combination feature is a combination of the basic death benefit with 5% roll-up feature and the basic death benefit with annual ratchet feature.

The death benefit is the greatest of:

•	your contract value,

•	your purchase payments, less* any withdrawals and any applicable charges,

*(For contracts issued on or after October 1, 2003, subject to state approval and implementation, the word “less” is replaced with “adjusted for”), or

•	the value of the annual ratchet feature, or

•	the value of the roll-up feature

determined as of the business day we receive proof of death and election of the payment method at our Annuity Service Center.

Please refer to the Basic Death Benefit with Annual Ratchet Feature and the Basic Death Benefit with 5% Roll-Up Feature for an explanation as to how we calculate those two features.

If you elect this death benefit feature after we issue your contract and your previous death benefit feature was neither the basic death benefit with annual ratchet feature nor the basic death benefit with 5% roll-up feature, your contract value on the date your election of this death benefit feature is effective will act as the initial purchase payment. If your previous death benefit feature was the basic death benefit with annual ratchet feature, the annual ratchet feature will continue to accrue and the 5% roll-up feature will start accruing at your contract value at the time your election of this death benefit feature is effective. If your previous death benefit feature was the basic death benefit with 5% roll-up feature, the 5% roll-up death benefit will continue to accrue subject to its maximum limitation, and the annual ratchet death benefit will start accruing at your contract value at the time your election of this death benefit feature is effective.

If you elect this death benefit feature after we issue your contract and your previous death benefit option was neither the basic death benefit with annual ratchet feature nor the basic death benefit with 5% roll-up feature, we will automatically add the earnings enhancement death benefit feature to your death benefit as of the time your election of this death benefit feature is effective. If you terminate this death benefit feature, your death benefit will be reset to the basic death benefit unless you select another death benefit feature instead.

If there are joint owners of the contract, we will use the age of the oldest joint owner to determine the death benefit amount. If the contract is owned by a non-natural person, we will use the age of the annuitant to determine the death benefit amount.

We consider requests to apply part of your contract value to an annuity option as a withdrawal for purposes of calculating the death benefit amount.

Earnings Enhancement Benefit Feature

For an additional charge, you can elect the earnings enhancement benefit to supplement any death benefit feature you have elected under the Transitions Custom Plan. If you so elect, the charge we deduct will depend upon the death

Additional Transitions Custom Plan Contract Features

benefit feature you have elected. We deduct an additional charge currently at the following rates:

Death Benefit Feature	Charge
Basic Death Benefit	0.25%
Contract Value Death Benefit	0.30%
Basic Death Benefit with 3 Year Reset Feature	0.20%
Basic Death Benefit with 5% Roll-up Feature	0.15%
Basic Death Benefit with Annual Ratchet Feature	0.15%
Basic Death Benefit with Combination Feature	0.15%

We reserve the right to increase this charge, but it may never exceed 0.45%.

The additional benefit amount is a percentage of your contract’s earnings since your election of this feature is effective to the date we determine the death benefit amount. For the purposes of this benefit, we define earnings as the difference between:

•	your contract value and

•	your purchase payments less withdrawals as of the date of your death.

We base the applicable percentage upon your age as of the date of your last election of this feature as outlined in the following table:

Ages	Percentage of Earnings
0-69	40%
70-72	25%
73-75	18%
76-78	11%
79-80	7%
81+	0%

If your age as of the date your election of this feature is effective is less than age 70, this benefit is subject to a maximum benefit amount of 100% of your purchase payments less withdrawals and any applicable charges. If your age as of the date your election of this feature is effective is age 70 or over, this benefit is subject to a maximum of 40% of your purchase payments less withdrawals and any applicable charges. For the purposes of this benefit, we will take any withdrawals from earnings first.

If you terminate this feature, the earnings enhancement feature benefit amount will no longer be payable. If you elect this feature after we issue your contract, we will treat the greater of your contract value as of the effective date of your election of this feature or your purchase payments less any withdrawals as your purchase payment amount for determining your benefit.

You may not elect the Earnings Enhancement Benefit after you reach age 80.

If there are joint owners of the contract, we will use the age of the oldest joint owner to determine the death benefit amount. If the contract is owned by a non-natural person, we will use the age of the annuitant to determine the death benefit amount.

We consider requests to apply part of your contract value to an annuity option as a withdrawal for purposes of calculating the death benefit amount.

Guaranteed Minimum Income Benefits

For an additional charge, the Transitions Custom Plan offers three distinct guaranteed minimum income benefits. A guaranteed minimum income benefit ensures the availability of a minimum amount when you choose to apply your contract value to an annuity option. We refer to this minimum amount as the guaranteed annuitization value. If you do not choose to apply your entire contract value to an annuity option, you will not receive a benefit under any of the guaranteed minimum income benefits. The guaranteed minimum income benefit may provide protection in the event of lower contract values that may result from the investment performance of the contract.

You may elect a guaranteed minimum income benefit when you apply for your contract and on any contract anniversary after we issue your contract as long as we receive written notice of your intention to do so at our Annuity Service Center at least 7 calendar days prior to your contract anniversary date. If you elect this benefit when we issue your contract, your initial guaranteed annuitization value will be your initial purchase payment. If you add this benefit after we issue your contract, your initial guaranteed annuitization value will be the lesser of:

•	your total purchase payments less withdrawals or

Additional Transitions Custom Plan Contract Features

•	your contract value

as of the date you elect this benefit.

We will add your additional purchase payments to the guaranteed minimum income benefit amount and accumulate them from the date we receive the purchase payment until you reach the maximum benefit amount. For withdrawals, the benefit amount is equal to the most recently calculated guaranteed minimum income benefit reduced by an adjustment for withdrawals. The adjustment for withdrawals is equal to:

•	the withdrawal amount, including any applicable charges, divided by your contract value immediately prior to the withdrawal

•	with the result multiplied by the most recently calculated guaranteed minimum income benefit.

The three guaranteed minimum income benefits are subject to the following restrictions:

•	The guaranteed minimum income benefit becomes irrevocable 30 calendar days after your election of this benefit is effective.

•	The guaranteed minimum income benefit is available only when you apply the full amount of your contract value to an annuity option.

•	The maximum benefit is 200% of your purchase payments adjusted for withdrawals.

•	Accumulation of the benefit will stop when the annuitant reaches age 80 or the maximum benefit amount is achieved, whichever occurs first.

•	You may not elect the guaranteed minimum income benefit feature once the annuitant reaches age 80.

•	You may apply the guaranteed minimum annuitization value to an annuity payment option once this benefit has been in effect for 7 years and the annuitant reaches age 60.

•	You can apply the benefit only to receive fixed payments from any life contingent annuity option. (Currently, Annuity Options A, B, C and D).

•	If you elect either the 3% or 5% guaranteed minimum income benefit and your contract value invested in the fixed accounts and the Oppenheimer Money Fund/VA exceeds 30% of your total contract value at any time during the contract year due to:

•	the application of additional purchase payments,

•	withdrawals, or

•	transfers into any of the fixed accounts or the Oppenheimer Money Fund/VA,

we will not credit any interest to your guaranteed minimum income benefit for the entire contract year. However, if your investment in the fixed accounts and the Oppenheimer Money Fund/VA exceeds 30% of your total contract value solely as a result of fluctuations in the performance of the funds in which you are invested, then we will continue to credit the applicable rate of interest to your guaranteed minimum income benefit.

We use the age of the annuitant or the oldest joint annuitant, if applicable, to determine the guaranteed minimum income benefit.

We consider requests to apply part of your contract value to an annuity option as a withdrawal for purposes of calculating the guaranteed minimum income benefit.

Important Guaranteed Minimum Income Benefit (GMIB) Considerations

A GMIB ensures the availability of a minimum amount when you choose to receive fixed payments from any life contingent annuity option. This feature may provide protection in the event of lower contract values that may result from the performance of the investment choices you choose. However, this feature may not be appropriate for all contract owners. You should understand the GMIB completely before you elect this feature.

•	A GMIB does not in any way guarantee the performance of any of the investment choices available under this contract.

•	This feature does not restrict your right to use your contract value rather than the guaranteed minimum annuitization value to receive annuity payments should your contract value be greater than the guaranteed annuitization value when you decide to receive annuity payments.

•	The GMIB becomes irrevocable 30 calendar days after your election of this feature is effective. Therefore, if you elect to use your contract value to receive annuity payments because it is greater than the guaranteed annuitization value, we will not refund to you the charges we have assessed against your contract for electing this feature.

•	Consult a tax adviser before considering the GMIB in conjunction with a tax-qualified

Additional Transitions Custom Plan Contract Features

contract because the GMIB has limited usefulness if the contract is subject to IRS minimum distribution requirements.

•	Please consult with a qualified financial professional when you are evaluating the GMIB and all other aspects of the contract.

Purchase Rates and the GMIB. The purchase rates available in connection with the GMIB are the minimum guaranteed purchase rates displayed in your contract. If you do not apply the GMIB value to an annuity option, alternative purchase rates, which may be more favorable, may apply to your contract value applied to an annuity option.

Return of Purchase Payment Guaranteed Minimum Income Benefit:

The return of purchase payment guaranteed minimum income benefit provides that the guaranteed annuitization value will be your total purchase payments adjusted for withdrawals that you have taken. If you elect the return of purchase payment guaranteed minimum income benefit, we currently deduct an additional charge of 0.05%. We reserve the right to increase this charge, but it may never exceed 0.20%. We will continue to assess this charge until the earlier of when you elect to apply your contract value to an annuity option or you terminate the guaranteed minimum income benefit feature.

3% Guaranteed Minimum Income Benefit:

The 3% guaranteed minimum income benefit provides that the guaranteed annuitization value will be accumulated at a compounded annual rate of 3% starting on the date you elected this feature. If you elect the 3% guaranteed minimum income benefit, we currently deduct an additional charge of 0.20%. We reserve the right to increase this charge, but it may never exceed 0.30%. We will continue to assess this charge until the earlier of when you elect to apply your contract value to an annuity option or you terminate the guaranteed minimum income benefit feature.

5% Guaranteed Minimum Income Benefit:

The 5% guaranteed minimum income benefit provides that the guaranteed annuitization value will be accumulated at a compounded annual rate of 5% starting on the date you elected this feature. If you elect the 5% guaranteed minimum income benefit, we currently deduct an additional charge of 0.35%. We reserve the right to increase this charge, but it may never exceed 0.55%. We will continue to assess this charge until the earlier of when you elect to apply your contract value to an annuity option or you terminate the guaranteed minimum income benefit feature.

Guaranteed Minimum Accumulation Benefits

For an additional charge, the Transitions Custom Plan offers two distinct guaranteed minimum accumulation benefits. A guaranteed minimum accumulation benefit ensures the availability of a minimum contract value at the end of a specified benefit period. Unlike the guaranteed minimum income benefit, you do not have to elect to receive annuity payments in order to utilize the guaranteed minimum accumulation benefit. The guaranteed minimum accumulation benefit may provide protection in the event of lower contract values that may result from the investment performance of the contract.

You may elect a guaranteed minimum accumulation benefit when you apply for your contract or on any contract anniversary after we issue your contract as long as we receive written notice of your intention to do so at our Annuity Service Center at least 7 calendar days prior to your contract anniversary date. The guaranteed minimum accumulation benefit becomes irrevocable 30 calendar days after your election of the benefit is effective.

Important Guaranteed Minimum Accumulation Benefit (GMAB) Considerations

A GMAB ensures the availability of a minimum contract value at the end of a specified benefit period. This feature may provide protection in the event of lower contract values that may result from the performance of the investment choices you choose. However, this feature may not be appropriate for all contract owners. You should understand the GMAB completely before you elect this feature.

•	A GMAB does not in any way guarantee the performance of any of the investment choices available under this contract.

•	The GMAB becomes irrevocable 30 calendar days after your election of this feature is

Additional Transitions Custom Plan Contract Features

effective. Therefore, if your contract value is greater than your benefit amount as of the end of the benefit period, we will not refund to you the charges we have assessed against your contract for electing this feature.

•	Consult a tax adviser before considering the GMAB in conjunction with a tax-qualified contract because the GMAB has limited usefulness if the contract is subject to IRS minimum distribution requirements.

•	Please consult with a qualified financial professional when you are evaluating the GMAB and all other aspects of the contract.

Return of Purchase Payment Guaranteed Minimum Accumulation Benefit:

The return of purchase payment guaranteed minimum accumulation benefit provides for a minimum benefit after a specified period of time. If you elect the return of purchase payment guaranteed minimum accumulation benefit when we issue your contract, the guaranteed minimum accumulation benefit will be your total purchase payments as of the end of the second contract year after you elect this benefit, adjusted for any withdrawals you have taken during the benefit period. If you elect this benefit after we have issued your contract, the guaranteed minimum accumulation benefit is the lesser of:

•	your total purchase payments less any withdrawals or

•	your contract value as of the date your election of this benefit is effective,

plus your purchase payments made for two contract years following the effective date of your election adjusted for subsequent withdrawals until the benefit is payable.

For withdrawals, the benefit amount is equal to the most recently calculated guaranteed minimum accumulation benefit reduced by an adjustment for withdrawals. The adjustment for withdrawals is equal to:

•	the withdrawal amount, including any applicable charges, divided by your contract value immediately prior to the withdrawal

•	with the result multiplied by the most recently calculated guaranteed minimum accumulation benefit

The benefit period for the return of purchase payment guaranteed minimum accumulation benefit is ten years after your election of this benefit is effective. Your benefit is not available to you until the end of the benefit period. At the end of the benefit period, we will increase your contract value to equal the guaranteed minimum accumulation benefit amount if the guaranteed minimum accumulation benefit amount exceeds your contract value at that time. If your contract value exceeds the guaranteed minimum accumulation benefit amount at the end of the benefit period, we will not increase your contract value. In either case, the guaranteed minimum accumulation benefit feature will terminate at this time and no benefits or charges will accrue thereafter. The benefit period may vary in certain states.

We consider requests to apply part of your contract value to an annuity option as a withdrawal for purposes of calculating the guaranteed minimum accumulation benefit.

If you elect the return of purchase payment guaranteed minimum accumulation benefit, we currently deduct an additional charge of 0.35%. We reserve the right to increase this charge, but it may never exceed 0.50%. We will continue to assess this charge until the earlier of the end of the benefit period or termination of the guaranteed minimum accumulation benefit feature by you.

Two Times Return of Purchase Payment Guaranteed Minimum Accumulation Benefit:

The two times return of purchase payment guaranteed minimum accumulation benefit provides for a minimum benefit after a specified period of time. If you elect the two times return of purchase payment guaranteed minimum accumulation benefit when we issue your contract, the guaranteed minimum accumulation benefit will be two times your total purchase payments as of the end of the second contract year after you elect this benefit, adjusted for any withdrawals you have taken during the benefit period. If you elect this benefit after we have issued your contract, the guaranteed minimum accumulation benefit is the lesser of:

•	two times your total purchase payments less any withdrawals or

•	two times your contract value as of the date your election of this benefit is effective,

Additional Transitions Custom Plan Contract Features

plus two times your purchase payments made for two contract years following the effective date of your election adjusted for subsequent withdrawals until the benefit is payable.

For withdrawals, the benefit amount is equal to the most recently calculated guaranteed minimum accumulation benefit reduced by an adjustment for withdrawals. The adjustment for withdrawals is equal to:

•	the withdrawal amount, including any applicable charges, divided by your contract value immediately prior to the withdrawal

•	with the result multiplied by the most recently calculated guaranteed minimum accumulation benefit

The benefit period for the two times return of purchase payment guaranteed minimum accumulation benefit is twenty years (twenty-six years for contracts issued in New York) after your election of this benefit is effective. Your benefit is not available to you until the end of the benefit period. At the end of the benefit period we will increase your contract value to equal the guaranteed accumulation benefit amount if the guaranteed minimum accumulation benefit amount exceeds your contract value at that time. If your contract value exceeds the guaranteed minimum accumulation benefit amount at the end of the benefit period, we will not increase your contract value. In either case, the guaranteed minimum accumulation benefit feature will terminate at this time and no benefits or charges will accrue thereafter. The benefit period may vary in certain states.

You may not elect the two times return of purchase payment guaranteed minimum accumulation benefit feature once you reach age 80. This age restriction may vary in certain states.

We consider requests to apply part of your contract value to an annuity option as a withdrawal for purposes of calculating the guaranteed minimum accumulation benefit.

If you elect the two times return of purchase payment guaranteed minimum accumulation benefit, we currently deduct an additional charge of 0.35%. We reserve the right to increase this charge, but it may never exceed 0.50%. We will continue to assess this charge until the earlier of the end of the benefit period or termination of the guaranteed minimum accumulation benefit feature by you.

Nursing Home Waiver Benefit

Also known in certain states as the Nursing Home Waiver of Contingent Deferred Sales Charge Rider.

For an additional charge, the Transitions Custom Plan offers a nursing home waiver benefit. If you elect the nursing home waiver benefit, we currently deduct an additional charge of 0.05%. We reserve the right to increase this charge, but it may never exceed 0.10%. We will assess this charge while the contingent deferred sales charge schedule is in effect. You must elect this additional feature at the time you apply for a contract.

If you have elected the nursing home waiver benefit, you may withdraw all or a portion of your contract value without incurring a contingent deferred sales charge if we receive written confirmation at our Annuity Service Center that you have been admitted to a licensed nursing care facility after your purchase of this contract subject to the following requirements:

•	The nursing home waiver is not in effect until one contract year has elapsed since you elected this benefit.

•	This waiver is not available if you resided in a licensed nursing care facility within 2 years prior to your election of this benefit.

•	Your stay in a licensed nursing care facility must be prescribed by a physician and be medically necessary.

•	We will require that you provide us with written documentation satisfactory to us that confirms that you still reside in a licensed nursing care facility every time you request a partial withdrawal.

•	You must make each withdrawal request while you are presently confined in a licensed nursing care facility for a period of not less than 90 days.

You may not participate in the systematic withdrawal program if you elected the nursing home waiver benefit and we are currently waiving the contingent deferred sales charge in accordance with that benefit.

We define a licensed nursing care facility to be an institution licensed by the state in which it is located to provide skilled nursing care, intermediate nursing care or custodial nursing care.

Additional Transitions Custom Plan Contract Features

Equalizer Benefit

For an additional charge, the Transitions Custom Plan offers a type of earnings adjustment benefit called the equalizer benefit. If you elect the equalizer benefit, we deduct an additional charge of 0.50%. We reserve the right to increase this charge, but it may never exceed 0.60%. We will assess this charge while the benefit is in effect. You must elect this additional feature at the time you apply for a contract.

The equalizer benefit provides a credit at the end of the following benefit periods:

•	the tenth contract year and

•	every five year contract period thereafter.

We base the credit on 10% of net earnings for each benefit period. The credit will never be less than zero. When determining earnings, we add additional purchase payments to the remaining purchase payments and we deduct withdrawals as earnings first. For the initial benefit period, we define earnings as the difference between your contract value and your remaining purchase payments as of the end of the benefit period.

For subsequent benefit periods after the tenth contract year, we define earnings as:

•	your contract value at the end of the benefit period;

•	minus your contract value at the end of the immediately preceding benefit period;

•	minus your purchase payments;

•	plus withdrawals;

•	minus the equalizer benefit from the immediately preceding benefit period.

We will not count benefits that are paid as earnings when we determine the earnings amount for the subsequent benefit period. We will pay the equalizer benefit only until you reach age 80. We will limit individual payments of the benefit to 40% of the amount of your total purchase payments less any withdrawals. If you terminate this benefit during a benefit period, we will not pay you any benefit for that benefit period.

We will not subject this credit amount to the assessment of a contingent deferred sales charge upon withdrawal or if you elect to apply your contract value to an annuity option.

If there are joint owners of the contract, we will use the age of the oldest joint owner to determine the equalizer benefit. If the contract is owned by a non-natural person, we will use the age of the annuitant to determine the equalizer benefit.

You may not elect the equalizer benefit once you reach age 70. We consider requests to apply part of your contract value to an annuity option as a withdrawal for purposes of calculating the equalizer benefit.

Taxes

NOTE:  We have prepared the following information on taxes as a general discussion of the subject. It is not intended as tax advice to any individual. You should consult your own tax adviser about your own circumstances. We have included in the Statement of Additional Information an additional discussion regarding taxes.

Annuity Contracts In General

Annuity contracts are a means of setting aside money for future needs – usually retirement. Congress recognized how important saving for retirement was and provided special rules in the Internal Revenue Code (Code) for annuities.

Simply stated, these rules provide that you will generally not be taxed on the earnings on the money held in your annuity contract until you take the money out. This is referred to as tax deferral.

For variable annuity contracts, tax deferral depends on the insurance company, and not you having control of the assets held in the separate accounts. You can allocate account value from one fund of the separate account to another but cannot direct the investments each fund makes. If you have too much “investor control” of the assets supporting the separate account funds, then you will be taxed on the gain in the contract as it is earned rather than when it is withdrawn.

Additional Transitions Custom Plan Contract Features/Taxes

The Internal Revenue Service (IRS) has provided some guidance on investor control but several issues remain unclear. One unanswered question is whether an owner can have too much investor control if the variable contract offers a large choice of funds in which to invest account values.

We do not know if the IRS will issue any guidance on this question. We do not know if any guidance would have a retroactive effect. Consequently, we reserve the right to modify the contract, as necessary, so that you will not be treated as having investor control of the assets held under the separate account.

There are different rules as to how you are taxed depending on how you take the money out and the type of contract – qualified or non-qualified (see following sections).

You, as the owner of a non-qualified annuity, will generally not be taxed on increases in the value of your contract until a distribution occurs – either as a withdrawal or as annuity payments. When you make a withdrawal, you are taxed on the amount of the withdrawal that is earnings. For annuity payments, different rules apply. A portion of each annuity payment is treated as a partial return of your purchase payments and is not taxed. The remaining portion of the annuity payment is treated as ordinary income. How the annuity payment is divided between taxable and non-taxable portions depends upon the period over which the annuity payments are expected to be made. Annuity payments received after you have recovered all of your purchase payments are fully includible in income.

Certain states treat individuals in a same-sex marriage, civil union or domestic partnership as spouses for purposes of state law. However, current federal income tax law only recognizes spouses if they are married individuals of the opposite sex. Consequently, certain transactions such as a change of ownership or continuation of the contract after death, will be reported as taxable if the individuals involved in the transaction are of the same sex, despite their treatment as spouses under state law. A tax adviser should be consulted to determine proper federal and state tax treatment of any of the transactions described above.

When a non-qualified contract is owned by a non-natural person (e.g., a corporation, limited liability company, partnership or certain other entities) the contract will generally not be treated as an annuity for tax purposes. This means that gain in the contract will be taxed each year while the contract is in the accumulation phase. This treatment is not applied to a contract held by a trust or other entity as an agent for a natural person. Before purchasing a contract to be owned by a non-natural person or changing ownership on an existing contract that will result in it being owned by a non-natural person, you should consult a tax adviser to determine the tax impact.

On June 7, 2001, President Bush signed into law the “Economic Growth and Tax Relief Reconciliation Act of 2001” (“EGTRRA”). Some of EGTRRA’s provisions include increased contribution limits for tax-qualified retirement plans, catch-up contribution limits for eligible participants and enhanced rollover opportunities. It is important to note that some states do not automatically conform their state income tax codes to reflect changes to the federal income tax code. Consequently, these states will not follow the provisions enacted by EGTRRA until they conform their income tax codes to the federal code. This nonconformity may result in stated income tax consequences to participants of qualified retirement arrangements. Accordingly, participants of qualified retirement arrangements are urged to seek the advice of their independent tax counsel to determine whether any adverse state income tax consequences would result from their compliance with EGTRRA’s provisions.

Qualified and Non-Qualified Contracts

If you purchase the contract as an individual and not under any tax-qualified plan, specially sponsored program or an individual retirement annuity, your contract is referred to as a non-qualified contract.

If you purchase the contract under a tax-qualified plan, specially sponsored program, or an individual retirement annuity, (IRA) your contract is referred to as a qualified contract. Examples of tax-qualified plans are: deductible and non-deductible IRAs, Tax Sheltered Annuities (TSAs), and pension and profit-sharing plans, which include 401(k) plans and H.R. 10 Plans.

Taxes

Withdrawals – Non-Qualified Contracts

The Code generally treats any withdrawals (1) allocable to purchase payments made after August 13, 1982 in an annuity contract entered into prior to August 14, 1982 and (2) from an annuity contract entered into after August 13, 1982, as first coming from earnings and then from your purchase payments. The withdrawn earnings are includible in income.

The Code also provides that any amount received under an annuity contract which is included in income may be subject to a penalty. The amount of the penalty is equal to 10% of the amount that is includible in income. Some withdrawals will be exempt from the penalty. They include any amounts:

(1)	paid on or after you reach age 59 1/2;

(2)	paid to your beneficiary after you die;

(3)	paid if you become totally disabled (as that term is defined in the Code);

(4)	paid in a series of substantially equal periodic payments made annually (or more frequently) for life or your life expectancy or for the joint lives or joint life expectancies of you and your designated beneficiary;

(5)	paid under an immediate annuity; or

(6)	which come from purchase payments made before August 14, 1982.

Withdrawals – Qualified Contracts

If you have no cost basis for your interest in a qualified contract, the full amount of any distribution is taxable to you as ordinary income. If you do have a cost basis for your interest, a portion of the distribution is taxable, generally based on the ratio of your cost basis to your total contract value. Special tax rules may be available for certain distributions from a qualified contract.

Section 72(t) of the Code imposes a 10% penalty tax on the taxable portion of any distribution from tax-qualified retirement plans, including contracts issued and qualified under Code Sections 408 (Individual Retirement Annuities – IRAs) and 408A (Roth IRAs). Exceptions from the penalty tax are as follows:

•	distributions made on or after you reach age 59 1/2;

•	distributions made after your death or disability (as defined in Code Section 72(m)(7));

•	after severance from employment, distributions that are part of a series of substantially equal periodic payments made not less frequently than annually for your life (or life expectancy) or the joint lives (or joint life expectancies) of you and your designated beneficiary (in applying this exception to distributions from IRAs, a severance from employment is not required);

•	distributions made after severance from employment if you have reached age 55 (not applicable to distributions from IRAs);

•	distributions made to you up to the amount allowable as a deduction to you under Code Section 213 for amounts you paid during the taxable year for medical care;

•	distributions made on account of an IRS levy made on a tax-qualified retirement plan or IRA;

•	distributions made to an alternate payee pursuant to a qualified domestic relations order (not applicable to distributions from IRAs);

•	distributions from an IRA for the purchase of medical insurance (as described in Code Section 213(d)(1)(D)) for you and your spouse and dependents if you received unemployment compensation for at least 12 weeks and have not been re-employed for at least 60 days);

•	distributions from an IRA to the extent they do not exceed your qualified higher education expenses (as defined in Code Section 72(t)(7)) for the taxable year; and

•	distributions from an IRA which are qualified first-time home buyer distributions (as defined in Code Section 72(t)(8)).

Generally, distributions from a tax-qualified retirement plan must begin no later than April 1st of the calendar year following the later of (a) the year in which you attain age 70 1/2 or (b) the calendar year in which you retire. The date set forth in (b) does not apply to an IRA. Required distributions do not apply to a Roth IRA during your lifetime. Required distributions generally must be over a period not exceeding your life expectancy or the joint lives or joint life expectancies of you and your designated beneficiary. Under the Code Section 401(a)(9) regulations, required distributions may be made

Taxes

over joint lives or joint life expectancies if your designated beneficiary is your spouse who is more than 10 years younger than you. If required minimum distributions are not made, a 50% penalty tax is imposed on the amount that should have been distributed.

The regulations under Code section 401(a)(9) include a provision that could increase the dollar amount of required minimum distributions for individuals who fund their IRA, 403(b) Tax- Sheltered Annuity or tax-qualified retirement plan with an annuity contract. During the accumulation phase of the annuity contract, Treasury Regulations section 1.401(a)(9)-6, Q&A-12 requires that individuals add the actuarial present value of any additional benefits provided under the annuity (such as certain living or death benefits) to the dollar amount credited to the owner or beneficiary under the contract in order to determine the fair market value of the contract. A larger fair market value will result in the calculation of a higher required minimum distribution amount. Please consult your tax adviser to determine how this may impact your specific circumstances. More details can be found in the Statement of Additional Information.

Non-Resident Aliens

Generally, a pre-death distribution from a contract to a non-resident alien is subject to federal tax withholding at a rate of 30% of the amount of income that is distributed. A “non-resident alien” is a person who is neither a US citizen nor resident in the US. We are required to withhold this tax and send it to the Internal Revenue Service. Some distributions to non-resident aliens may be subject to a lower (or no) tax if a treaty applies. In order to obtain the benefits of such a treaty, the non-resident alien must claim the treaty benefit on a Form W8-BEN, providing us with: (1) proof of residency (in accordance with Internal Revenue Service requirements); and (2) an US individual taxpayer identification number. If the non-resident alien does not meet the above conditions, we will withhold 30% of income from the distribution.

Other Information

Performance

We may advertise certain performance-related information. This information reflects historical performance and is not intended to indicate or predict the future performance.

Standardized Total Returns

We will show standardized average annual total returns for sub-accounts that have been in existence for more than one year. These returns assume you made a single $1,000 payment at the beginning of the period and withdrew the entire amount at the end of the period. The returns assume that the contract owner has elected Transitions Package III. The returns reflect all fund expenses, total separate account expenses for Transitions Package III of 1.55%, the annual contract maintenance charge, and the 7 year contingent deferred sales charge schedule available under all three Transitions Package Plans and the standard Transitions Custom Plan contract. The returns do not reflect premium taxes nor do they reflect charges for any additional contract features under the Transitions Custom Plan. The returns do not reflect the lower total separate account expenses under Transitions Package I (0.95%) and II (1.30%). The lower total separate account expenses under Transitions Package I and II, if included instead of the higher total separate account expenses under Transitions Package III, would increase the returns shown. The returns under the Transitions Custom Plan may be higher or lower depending upon the additional contract features elected.

If a sub-account has been in existence for less than one year, we will show the aggregate total return. This assumes you made a single $1,000 payment at the beginning of the period and withdrew the entire amount at the end of the period. The return reflects the change in unit value and a deduction of the contingent deferred sales charge.

Nonstandard Total Returns

We will also show total returns based on historical performance of the sub-accounts and underlying funds. We may assume the contracts were in existence prior to their inception date, which they were not. Total returns assume that you elected

Taxes/Other Information

Transitions Package I. The returns reflect all fund expenses, total separate account expenses for Transitions Package I of 0.95%, the annual contract maintenance charge, and the 7 year contingent deferred sales charge schedule available under all three Transitions Package Plans and the standard Transitions Custom Plan contract. The returns do not reflect premium taxes nor do they reflect charges for any additional contract features under the Transitions Custom Plan. The higher total separate account expenses under Transitions Package II and III, if included instead of the lower total separate account expenses under Transitions Package I, would decrease the returns shown. The returns under the Transitions Custom Plan would be lower if additional contract features were elected.

We may also calculate total return percentages which assume that you elected Transitions Package I and reflect all fund expenses and the total separate account expenses for Transitions Package I of 0.95%. The returns do not reflect premium taxes, a contingent deferred sales charge, and the higher total separate account expenses under Transitions Package II and III. They also do not reflect any additional contract features under the Transitions Custom Plan. The higher total separate account expenses under Transitions Package II and III, if included instead of the lower total separate account expenses under Transitions Package I, would decrease the returns shown. The returns under the Transitions Custom Plan would be lower if additional contract features were elected.

Total Returns compare the value of an accumulation unit at the beginning of a period with the value of an accumulation unit at the end of the period.

Average Annual Total Returns measure this performance over a period of time greater than one year. Average annual total returns compare values over a given period of time and express the percentage as an average annual rate.

Yield and Effective Yield

We may also show yield and effective yield for the Oppenheimer Money Fund/VA over a seven-day period, which we then “annualize”. This means that when we calculate yield, we assume that the amount of money the investment earns for the week is earned each week over a 52-week period. We show this as a percentage of the investment. We calculate the effective yield similarly, but when we annualize the amount, we assume the income earned is re-invested. Therefore, the effective yield may be slightly higher than the yield because of the compounding effect.

Related Performance

Some of the funds available to you are similar to mutual funds offered in the retail marketplace. These funds generally have the same investment objectives, policies and portfolio managers as the retail mutual funds and usually were formed after the retail mutual funds. While these funds generally have identical investment objectives, policies and portfolio managers, they are separate and distinct from retail mutual funds. In fact, performance of these funds may be dramatically different from the performance of the retail mutual funds. This is due to differences in the funds’ sizes, dates shares of stocks are purchased and sold, cash flows and expenses. You should remember that retail mutual fund performance is not the performance of the funds available in this contract and is not an indication of future performance of these funds.

Distribution

MML Distributors, LLC (“MML Distributors”), a limited liability corporation, is the principal underwriter of the contract. MML Distributors is a broker-dealer registered with the Securities and Exchange Commission and is a member of the National Association of Securities Dealers, Inc. MML Distributors is a subsidiary of MassMutual. Pursuant to an Underwriting and Servicing Agreement, MML Distributors receives compensation for its activities as underwriter for the contract.

The contract is sold by both registered representatives of MML Investors Services, Inc. (“MMLISI”), a subsidiary of MassMutual, and by registered representatives of other broker-dealers who have entered into distribution agreements with MML Distributors (“broker-dealers”). Commissions are paid to MMLISI and all broker-dealers who sell the contract. Commissions for sales of the contract by MMLISI registered representatives are paid by MassMutual through MMLISI to those registered representatives. Commissions for sales of the contract by registered representatives of other broker-dealers are paid by MassMutual through MML Distributors to those broker-dealers.

Additional Compensation Paid to MMLISI. Most MMLISI registered representatives are also

Other Information

MassMutual insurance agents, and as such, are eligible for certain cash and non-cash benefits from MassMutual. Cash compensation includes bonuses and allowances based on factors such as sales, productivity and persistency. Non-cash compensation includes various recognition items such as prizes and awards as well as attendance at, and payment of the costs associated with attendance at, conferences, seminars and recognition trips. Sales of this contract may help these registered representatives and their supervisors qualify for such benefits.

Additional Compensation Paid to Certain Broker-Dealers. We and MML Distributors make additional commission payments to certain broker-dealers in the form of asset-based payments and sales-based payments. We also make cash payments and non-cash payments to certain broker-dealers. The asset-based and sales-based payments are made to participate in those broker-dealers’ preferred provider programs or marketing support programs, or to otherwise promote this contract. Asset-based payments are based on the value of the assets in the MassMutual contracts sold by that broker-dealer. Sales-based payments are paid on each sale of the contract and each subsequent purchase payment applied to the contract. Cash payments are made to attend sales conferences and educational seminars sponsored by certain broker-dealers. Non-cash payments include various promotional items. The total compensation paid for the sale of this contract, including commissions and cash payments, may range up to 8.0% of purchase payments made to a contract and/or 1.50% of contract value annually. For a list of the broker-dealers to whom we currently pay additional commissions in the form of asset-based or sales-based payments for selling this contract, visit www.massmutual.com/compensation or call the Annuity Service Center at the number shown on page 1 of this prospectus.

The additional compensation arrangements described in the preceding paragraphs are not offered to all broker-dealers and the terms of such arrangements may differ among broker-dealers. Some broker-dealers may receive two or more of these payments. Such payments may give us greater access to the registered representatives of the broker-dealers that receive such compensation or may influence the way that a broker-dealer markets the contract. Any such compensation will be paid by MML Distributors or us out of the assets of either MML Distributors or us and will not result in any additional direct charge to you.

The additional compensation arrangements may provide a registered representative with an incentive to sell this contract over other available variable annuity contracts whose issuers do not provide such compensation or who provide lower levels of such compensation. You may want to take these compensation arrangements into account when evaluating any recommendations regarding this contract. You may contact your broker-dealer or registered representative to find out more information about the compensation they may receive in connection with your purchase of a contract.

We intend to recoup a portion of the cash and non-cash compensation payments that we make through the assessment of certain charges described in this prospectus, including the contingent deferred sales charge. We may also use some of the 12b-1 distribution fee payments and other payments that we receive from certain funds to help us make these cash and non-cash payments.

Special Arrangements

For certain group or sponsored arrangements there may be expense savings that could be passed on to the customer because our cost for sales, administration, and mortality generally vary with the size of the customer. We will consider factors such as the size of the group, the nature of the sale, the expected purchase payment volume, and other factors we consider significant in determining whether to reduce charges. Subject to applicable state laws and regulations, we reserve the right to reduce the mortality and expense risk charge, the administrative charge, or any other charge that is appropriate to reflect any expense savings. We will make any reductions according to our rules in effect when an application for a contract is approved. We may change these rules from time to time. Any reduction in charges will reflect differences in costs or services, and will not be unfairly discriminatory.

We reserve the right to modify or terminate this arrangement.

Electronic Transmission of Application Information

Upon agreement with a limited number of broker-dealers, we will accept electronic data transmissions of application information. Our

Other Information

Annuity Service Center will accept this information at the time the initial purchase payment is transmitted by wire. We will not allow you to exercise any ownership rights in the contract until you have signed and returned to us one of the following: an application; a delivery receipt; or what we consider to be their equivalent. Please contact your registered representative for more information.

Assignment

You can assign the contract at any time during your lifetime. We will not be bound by the assignment until we receive written notice of the assignment. We will not be liable for any payment or other action we take in accordance with the contract before we receive notice of the assignment. You may be subject to tax consequences if you assign your contract.

If the contract is issued pursuant to a qualified plan, there may be limitations on your ability to assign the contract. If you assign your contract, your rights may only be exercised with the consent of the assignee of record. We require consent of any irrevocable beneficiary before we assign proceeds.

Replacement of Life Insurance or Annuities

A “replacement” occurs when a new policy or contract is purchased and, in connection with the sale, an existing policy or contract is surrendered, lapsed, forfeited, assigned to the replacing insurer, otherwise terminated, or used in a financial purchase. A “financial purchase” occurs when the purchase of a new life insurance policy or annuity contract involves the use of funds obtained from the values of an existing life insurance policy or annuity contract through withdrawal, surrender or loan.

There are circumstances in which replacing your existing life insurance policy or annuity contract can benefit you. As a general rule, however, replacement is not in your best interest. Accordingly, you should make a careful comparison of the costs and benefits of your existing policy or contract and the proposed policy or contract to determine whether replacement is in your best interest.

Suitability

According to federal securities law, a registered representative is required to recommend a security only when he/she believes that the security is suitable for the customer. The registered representative must have reasonable grounds for believing that the recommendation is suitable for such customer based upon the facts disclosed by the customer as to his/her other security holdings and his/her financial situation and needs.

Please note that we and our affiliates offer a variety of annuity contracts. Each contract is designed to satisfy a customer’s need for a long-term retirement product. Please ask your registered representative for more information about the annuity contracts we issue to determine if one of them is a suitable investment for you based upon your needs and financial situation.

Voting Rights

We are the legal owner of the fund shares. However, when a fund solicits proxies in conjunction with a vote of shareholders, it is required to obtain from you and other owners, instructions as to how to vote those shares. When we receive those instructions, we will vote all of the shares, for which we have not received voting instructions, in proportion to those instructions. This will also include any shares that we own on our own behalf. If we determine that we are no longer required to comply with the above, we will vote the shares in our own right.

During the accumulation phase of your contract and while the annuitant is living, we determine the number of shares you may vote by dividing your contract value in each fund, if any, by $100. Fractional shares are counted. During the income phase or after the annuitant dies, we determine the number of shares you may vote based on our liability for future variable monthly annuity payments.

Reservation of Rights

We reserve the right to:

•	substitute another fund for one of the funds you selected, and

•	add or eliminate sub-accounts.

Other Information

If we exercise any of these rights, we will receive prior approval from the Securities and Exchange Commission, if necessary. We will also give you notice of our intent to exercise any of these rights.

Suspension of Payments or Transfers

We may be required to suspend or postpone payments for withdrawals or transfers from the funds for any period when:

•	the New York Stock Exchange is closed (other than customary weekend and holiday closings); or

•	trading on the New York Stock Exchange is restricted;

•	an emergency exists as a result of which disposal of shares of the funds is not reasonably practicable or we cannot reasonably value the shares of the funds;

•	during any other period when the Securities and Exchange Commission, by order, so permits for your protection.

We reserve the right to defer payment for a withdrawal from The Fixed Account and a Long-Term Guarantee Fixed Account for the period permitted by law but not for more than six months.

Legal Proceedings

We are involved in litigation arising in and out of the normal course of business, including class action and purported class action suits, which seek both compensatory and punitive damages. While we are not aware of any actions or allegations that should reasonably give rise to any material adverse impact, the outcome of litigation cannot be foreseen with certainty. It is the opinion of management, after consultation with legal counsel, that the ultimate resolution of these matters will not materially impact our financial position or liquidity. The outcome of a particular proceeding may be material to our operating results for a particular period depending upon, among other factors, the size of the loss or liability and the level of our income for the period.

Financial Statements

We have included our company statutory financial statements and those of the separate account in the Statement of Additional Information.

Additional Information

For further information about the contract, you may obtain a Statement of Additional Information. You can call the telephone number indicated on the cover page or you can write to us. For your convenience we have included a form for that purpose.

The Table of Contents of this statement is as follows:

1.	Company

2.	Custodian

3.	Assignment of Contract

4.	Distribution

5.	Purchase of Securities Being Offered

6.	Accumulation Units and Unit Value

7.	Transfers During the Income Phase

8.	Payment of Death Benefit

9.	Annuity Payments

10.	Federal Tax Matters

11.	Experts

12.	Financial Statements

Other Information

[This page intentionally left blank]

To:	MassMutual Financial Group

Annuity Service Center HUB

P.O. Box 9067

Springfield, MA 01102-9067

Please send me a Statement of Additional Information for MassMutual Transitions®.

Name

Address

City	State	Zip

Telephone

[This page intentionally left blank]

Appendix A

Condensed Financial Information

The following schedules include accumulation unit values for the periods indicated. We have extracted this data from the separate account’s audited financial statements. You should read this information in conjunction with the separate account’s audited financial statements and related notes that are included in the Statement of Additional Information.

Accumulation Unit Values – Custom Plan

Sub-Account	Dec. 31, 2004	Dec. 31, 2003	Dec. 31, 2002	Value at Inception Date
American Century VP Income & Growth	$11.89	$10.62	$8.29	$10.00(a)
American Century VP Value	12.45	11.00	8.61	10.00(a)
American Funds® Asset Allocation	12.48	11.63	N/A	10.00(c)
American Funds® Growth Income	13.74	12.57	N/A	10.00(c)
Calvert Social Balanced	11.53	10.75	9.10	10.00(a)
Fidelity® VIP Contrafund®	12.71	11.11	8.73	10.00(a)
Fidelity® VIP Growth	10.37	10.14	7.71	10.00(a)
Franklin Small Cap Value Securities	16.25	13.25	N/A	10.00(c)
INVESCO VIF – Financial Services(d)	11.60	10.77	8.39	10.00(a)
INVESCO VIF – Health Sciences(e)	11.26	10.57	8.35	10.00(a)
INVESCO VIF – Technology(f)	9.98	9.63	6.69	10.00(a)
Janus Aspen Balanced	11.22	10.46	9.29	10.00(a)
Janus Aspen Capital Appreciation(g)	12.18	10.42	8.75	10.00(a)
Janus Aspen Worldwide Growth	10.04	9.69	7.91	10.00(a)
MFS® Investors Trust	11.15	10.11	8.36	10.00(a)
MFS® New Discovery	10.83	10.26	7.75	10.00(a)
MML Blend	11.40	10.59	9.00	10.00(a)
MML Emerging Growth	11.69	10.29	7.12	10.00(a)
MML Enhanced Index Core Equity	11.37	10.35	8.22	10.00(a)
MML Equity	12.07	10.52	8.33	10.00(a)
MML Equity Index	11.39	10.42	8.21	10.00(a)
MML Growth Equity	10.20	9.82	8.06	10.00(a)
MML Inflation-Protected Bond	10.94	10.40	N/A	10.00(c)
MML Large Cap Value	12.14	10.96	8.54	10.00(a)
MML Managed Bond	11.41	11.03	10.54	10.00(a)
MML Small Cap Equity	12.66	10.98	8.44	10.00(a)
MML Small Cap Growth Equity	13.11	11.69	7.94	10.00(a)
MML Small Company Opportunities	14.41	12.24	8.69	10.00(a)
Oppenheimer Aggressive Growth	11.78	9.93	7.98	10.00(a)
Oppenheimer Balanced	12.25	11.23	9.07	10.00(a)
Oppenheimer Capital Appreciation	11.03	10.41	8.03	10.00(a)
Oppenheimer Global Securities	13.05	11.06	7.80	10.00(a)
Oppenheimer High Income	12.74	11.80	9.61	10.00(a)
Oppenheimer International Growth	12.15	10.41	7.00	10.00(a)
Oppenheimer Main Street	11.15	10.29	8.19	10.00(a)
Oppenheimer Money	10.01	10.01	10.03	10.00(a)
Oppenheimer Strategic Bond	13.03	12.11	10.35	10.00(a)
Scudder VIT EAFE® Equity Index(h)	12.05	10.21	7.73	10.00(a)
Scudder VIT Small Cap Index	13.22	11.34	7.82	10.00(a)
T. Rowe Price Blue Chip Growth	11.38	10.57	8.29	10.00(a)
T. Rowe Price Equity Income	11.88	10.44	8.40	10.00(a)
T. Rowe Price Mid-Cap Growth(b)	12.88	10.99	8.02	10.00(a)
Templeton Foreign Securities	11.87	10.11	7.72	10.00(a)

(a)	Commencement of public offering was May 28, 2002.
(b)	Unavailable in contracts issued on or after May 1, 2004.
(c)	Commencement of public offering was May 1, 2003.
(d)	The INVESCO VIF – Financial Services Sub-Account is now called the AIM V.I. Financial Services Sub-Account and invests in the AIM V.I. Financial Services Fund.
(e)	The INVESCO VIF – Health Sciences Sub-Account is now called the AIM V.I. Health Sciences Sub-Account and invests in the AIM V.I. Health Sciences Fund. As of July 1, 2005, this Sub-Account will be called AIM V.I. Global Health Care Sub-Account.
(f)	The INVESCO VIF – Technology Sub-Account is now called the AIM V.I. Technology Sub-Account and invests in the AIM V.I. Technology Fund.
(g)	As of May 1, 2005, this Sub-Account will be called Janus Aspen Forty Sub-Account.
(h)	Unavailable in contracts issued on or after May 1, 2005. For contracts issued prior to May 1, 2005, purchase payment allocations or transfers are allowed until July 25, 2005. The Sub-Account is being liquidated on July 25, 2005, at which time any contract value remaining in the Sub-Account will be transferred to the Oppenheimer Money Sub-Account.

Appendix A

Accumulation Unit Values – Package I

Sub-Account	Dec. 31, 2004	Dec. 31, 2003	Dec. 31, 2002	Value at Inception Date
American Century VP Income & Growth	$11.89	$10.62	$ 8.29	$10.00(a)
American Century VP Value	12.45	11.00	8.61	10.00(a)
American Funds® Asset Allocation	12.48	11.63	N/A	10.00(c)
American Funds® Growth-Income	13.74	12.57	N/A	10.00(c)
Calvert Social Balanced	11.53	10.75	9.10	10.00(a)
Fidelity® VIP Contrafund®	12.71	11.11	8.73	10.00(a)
Fidelity® VIP Growth	10.37	10.14	7.71	10.00(a)
Franklin Small Cap Value Securities	16.25	13.25	N/A	10.00(c)
INVESCO VIF – Financial Services(d)	11.60	10.77	8.39	10.00(a)
INVESCO VIF – Health Sciences(e)	11.26	10.57	8.35	10.00(a)
INVESCO VIF – Technology(f)	9.98	9.63	6.69	10.00(a)
Janus Aspen Balanced	11.22	10.46	9.29	10.00(a)
Janus Aspen Capital Appreciation(g)	12.18	10.42	8.75	10.00(a)
Janus Aspen Worldwide Growth	10.04	9.69	7.91	10.00(a)
MFS® Investors Trust	11.15	10.11	8.36	10.00(a)
MFS® New Discovery	10.83	10.26	7.75	10.00(a)
MML Blend	11.40	10.59	9.00	10.00(a)
MML Emerging Growth	11.69	10.29	7.12	10.00(a)
MML Enhanced Index Core Equity	11.37	10.35	8.22	10.00(a)
MML Equity	12.07	10.52	8.33	10.00(a)
MML Equity Index	11.39	10.42	8.21	10.00(a)
MML Growth Equity	10.20	9.82	8.06	10.00(a)
MML Inflation-Protected Bond	10.94	10.40	N/A	10.00(c)
MML Large Cap Value	12.14	10.96	8.54	10.00(a)
MML Managed Bond	11.41	11.03	10.54	10.00(a)
MML Small Cap Equity	12.66	10.98	8.44	10.00(a)
MML Small Cap Growth Equity	13.11	11.69	7.94	10.00(a)
MML Small Company Opportunities	14.41	12.24	8.69	10.00(a)
Oppenheimer Aggressive Growth	11.78	9.93	7.98	10.00(a)
Oppenheimer Balanced	12.25	11.23	9.07	10.00(a)
Oppenheimer Capital Appreciation	11.03	10.41	8.03	10.00(a)
Oppenheimer Global Securities	13.05	11.06	7.80	10.00(a)
Oppenheimer High Income	12.74	11.80	9.61	10.00(a)
Oppenheimer International Growth	12.15	10.41	7.00	10.00(a)
Oppenheimer Main Street	11.15	10.29	8.19	10.00(a)
Oppenheimer Money	10.01	10.01	10.03	10.00(a)
Oppenheimer Strategic Bond	13.03	12.11	10.35	10.00(a)
Scudder VIT EAFE® Equity Index(h)	12.05	10.21	7.73	10.00(a)
Scudder VIT Small Cap Index	13.22	11.34	7.82	10.00(a)
T. Rowe Price Blue Chip Growth	13.38	10.57	8.29	10.00(a)
T. Rowe Price Equity Income	11.88	10.44	8.40	10.00(a)
T. Rowe Price Mid-Cap Growth(b)	12.88	10.99	8.02	10.00(a)
Templeton Foreign-Securities	11.87	10.11	7.72	10.00(a)

(a)	Commencement of public offering was May 28, 2002.
(b)	Unavailable in contracts issued on or after May 1, 2004.
(c)	Commencement of public offering was May 1, 2003.
(d)	The INVESCO VIF – Financial Services Sub-Account is now called the AIM V.I. Financial Services Sub-Account and invests in the AIM V.I. Financial Services Fund.
(e)	The INVESCO VIF – Health Sciences Sub-Account is now called the AIM V.I. Health Sciences Sub-Account and invests in the AIM V.I. Health Sciences Fund. As of July 1, 2005, this Sub-Account will be called AIM V.I. Global Health Care Sub-Account.
(f)	The INVESCO VIF – Technology Sub-Account is now called the AIM V.I. Technology Sub-Account and invests in the AIM V.I. Technology Fund.
(g)	As of May 1, 2005, this Sub-Account will be called Janus Aspen Forty Sub-Account.
(h)	Unavailable in contracts issued on or after May 1, 2005. For contracts issued prior to May 1, 2005, purchase payment allocations or transfers are allowed until July 25, 2005. The Sub-Account is being liquidated on July 25, 2005, at which time any contract value remaining in the Sub-Account will be transferred to the Oppenheimer Money Sub-Account.

Appendix A

Accumulation Unit Values – Package II

Sub-Account	Dec. 31, 2004	Dec. 31, 2003	Dec. 31, 2002	Value at Inception Date
American Century VP Income & Growth	$11.78	$10.56	$ 8.27	$10.00(a)
American Century VP Value	12.34	10.93	8.59	10.00(a)
American Funds® Asset Allocation	12.41	11.60	N/A	10.00(c)
American Funds® Growth-Income	13.66	12.54	N/A	10.00(c)
Calvert Social Balanced	11.43	10.69	9.08	10.00(a)
Fidelity® VIP Contrafund®	12.60	11.05	8.71	10.00(a)
Fidelity® VIP Growth	10.28	10.08	7.69	10.00(a)
Franklin Small Cap Value Securities	16.15	13.22	N/A	10.00(c)
INVESCO VIF – Financial Services(d)	11.49	10.71	8.38	10.00(a)
INVESCO VIF – Health Sciences(e)	11.16	10.51	8.33	10.00(a)
INVESCO VIF – Technology(f)	9.89	9.58	6.68	10.00(a)
Janus Aspen Balanced	11.12	10.40	9.27	10.00(a)
Janus Aspen Capital Appreciation(g)	12.07	10.36	8.73	10.00(a)
Janus Aspen Worldwide Growth	9.94	9.64	7.89	10.00(a)
MFS® Investors Trust	11.05	10.05	8.34	10.00(a)
MFS® New Discovery	10.73	10.20	7.73	10.00(a)
MML Blend	11.29	10.53	8.98	10.00(a)
MML Emerging Growth	11.59	10.24	7.11	10.00(a)
MML Enhanced Index Core Equity	11.27	10.29	8.20	10.00(a)
MML Equity	11.96	10.46	8.31	10.00(a)
MML Equity Index	11.29	10.36	8.19	10.00(a)
MML Growth Equity	10.10	9.76	8.05	10.00(a)
MML Inflation-Protected Bond	10.88	10.37	N/A	10.00(c)
MML Large Cap Value	12.03	10.90	8.52	10.00(a)
MML Managed Bond	11.31	10.97	10.52	10.00(a)
MML Small Cap Equity	12.54	10.92	8.43	10.00(a)
MML Small Cap Growth Equity	13.00	11.62	7.93	10.00(a)
MML Small Company Opportunities	14.28	12.18	8.67	10.00(a)
Oppenheimer Aggressive Growth	11.67	9.87	7.96	10.00(a)
Oppenheimer Balanced	12.14	11.17	9.06	10.00(a)
Oppenheimer Capital Appreciation	10.93	10.35	8.01	10.00(a)
Oppenheimer Global Securities	12.93	11.00	7.79	10.00(a)
Oppenheimer High Income	12.62	11.74	9.59	10.00(a)
Oppenheimer International Growth	12.04	10.35	6.98	10.00(a)
Oppenheimer Main Street	11.05	10.23	8.18	10.00(a)
Oppenheimer Money	9.92	9.96	10.01	10.00(a)
Oppenheimer Strategic Bond	12.91	12.04	10.33	10.00(a)
Scudder VIT EAFE® Equity Index(h)	11.94	10.16	7.72	10.00(a)
Scudder VIT Small Cap Index	13.11	11.27	7.80	10.00(a)
T. Rowe Price Blue Chip Growth	11.27	10.51	8.27	10.00(a)
T. Rowe Price Equity Income	11.78	10.38	8.38	10.00(a)
T. Rowe Price Mid-Cap Growth(b)	12.76	10.93	8.00	10.00(a)
Templeton Foreign Securities	11.77	10.06	7.71	10.00(a)

(a)	Commencement of public offering was May 28, 2002.
(b)	Unavailable in contracts issued on or after May 1, 2004.
(c)	Commencement of public offering was May 1, 2003.
(d)	The INVESCO VIF – Financial Services Sub-Account is now called the AIM V.I. Financial Services Sub-Account and invests in the AIM V.I. Financial Services Fund.
(e)	The INVESCO VIF – Health Sciences Sub-Account is now called the AIM V.I. Health Sciences Sub-Account and invests in the AIM V.I. Health Sciences Fund. As of July 1, 2005, this Sub-Account will be called AIM V.I. Global Health Care Sub-Account.
(f)	The INVESCO VIF – Technology Sub-Account is now called the AIM V.I. Technology Sub-Account and invests in the AIM V.I. Technology Fund.
(g)	As of May 1, 2005, this Sub-Account will be called Janus Aspen Forty Sub-Account.
(h)	Unavailable in contracts issued on or after May 1, 2005. For contracts issued prior to May 1, 2005, purchase payment allocations or transfers are allowed until July 25, 2005. The Sub-Account is being liquidated on July 25, 2005, at which time any contract value remaining in the Sub-Account will be transferred to the Oppenheimer Money Sub-Account.

Appendix A

Accumulation Unit Values – Package III

Sub-Account	Dec. 31, 2004	Dec. 31, 2003	Dec. 31, 2002	Value at Inception Date
American Century VP Income & Growth	$11.70	$10.52	$ 8.26	$10.00(a)
American Century VP Value	12.26	10.89	8.58	10.00(a)
American Funds® Asset Allocation	12.36	11.58	N/A	10.00(c)
American Funds® Growth-Income	13.60	12.52	N/A	10.00(c)
Calvert Social Balanced	11.35	10.65	9.07	10.00(a)
Fidelity® VIP Contrafund®	12.51	11.01	8.70	10.00(a)
Fidelity® VIP Growth	10.21	10.04	7.68	10.00(a)
Franklin Small Cap Value Securities	16.08	13.20	N/A	10.00(c)
INVESCO VIF – Financial Services(d)	11.42	10.67	8.36	10.00(a)
INVESCO VIF – Health Sciences(e)	11.08	10.46	8.32	10.00(a)
INVESCO VIF – Technology(f)	9.83	9.54	6.67	10.00(a)
Janus Aspen Balanced	11.05	10.36	9.25	10.00(a)
Janus Aspen Capital Appreciation(g)	11.99	10.32	8.72	10.00(a)
Janus Aspen Worldwide Growth	9.88	9.60	7.88	10.00(a)
MFS® Investors Trust	10.98	10.01	8.33	10.00(a)
MFS® New Discovery	10.66	10.16	7.72	10.00(a)
MML Blend	11.22	10.49	8.97	10.00(a)
MML Emerging Growth	11.51	10.20	7.10	10.00(a)
MML Enhanced Index Core Equity	11.19	10.25	8.19	10.00(a)
MML Equity	11.88	10.42	8.30	10.00(a)
MML Equity Index	11.22	10.32	8.18	10.00(a)
MML Growth Equity	10.04	9.72	8.03	10.00(a)
MML Inflation-Protected Bond	10.83	10.36	N/A	10.00(c)
MML Large Cap Value	11.95	10.85	8.51	10.00(a)
MML Managed Bond	11.24	10.92	10.51	10.00(a)
MML Small Cap Equity	12.46	10.88	8.41	10.00(a)
MML Small Cap Growth Equity	12.91	11.58	7.92	10.00(a)
MML Small Company Opportunities	14.19	12.13	8.65	10.00(a)
Oppenheimer Aggressive Growth	11.59	9.83	7.95	10.00(a)
Oppenheimer Balanced	12.06	11.13	9.04	10.00(a)
Oppenheimer Capital Appreciation	10.86	10.31	8.00	10.00(a)
Oppenheimer Global Securities	12.85	10.95	7.78	10.00(a)
Oppenheimer High Income	12.54	11.69	9.58	10.00(a)
Oppenheimer International Growth	11.96	10.31	6.97	10.00(a)
Oppenheimer Main Street	10.98	10.19	8.17	10.00(a)
Oppenheimer Money	9.86	9.92	9.99	10.00(a)
Oppenheimer Strategic Bond	12.83	11.99	10.31	10.00(a)
Scudder VIT EAFE® Equity Index(h)	11.86	10.12	7.70	10.00(a)
Scudder VIT Small Cap Index	13.02	11.23	7.79	10.00(a)
T. Rowe Price Blue Chip Growth	11.20	10.47	8.26	10.00(a)
T. Rowe Price Equity Income	11.70	10.34	8.37	10.00(a)
T. Rowe Price Mid-Cap Growth(b)	12.68	10.88	7.99	10.00(a)
Templeton Foreign Securities	11.69	10.02	7.70	10.00(a)

(a)	Commencement of public offering was May 28, 2002.
(b)	Unavailable in contracts issued on or after May 1, 2004.
(c)	Commencement of public offering was May 1, 2003.
(d)	The INVESCO VIF – Financial Services Sub-Account is now called the AIM V.I. Financial Services Sub-Account and invests in the AIM V.I. Financial Services Fund.
(e)	The INVESCO VIF – Health Sciences Sub-Account is now called the AIM V.I. Health Sciences Sub-Account and invests in the AIM V.I. Health Sciences Fund. As of July 1, 2005, this Sub-Account will be called AIM V.I. Global Health Care Sub-Account.
(f)	The INVESCO VIF – Technology Sub-Account is now called the AIM V.I. Technology Sub-Account and invests in the AIM V.I. Technology Fund.
(g)	As of May 1, 2005, this Sub-Account will be called Janus Aspen Forty Sub-Account.
(h)	Unavailable in contracts issued on or after May 1, 2005. For contracts issued prior to May 1, 2005, purchase payment allocations or transfers are allowed until July 25, 2005. The Sub-Account is being liquidated on July 25, 2005, at which time any contract value remaining in the Sub-Account will be transferred to the Oppenheimer Money Sub-Account.

Appendix A

Accumulation Units Outstanding – Custom Plan and Packages I, II, and III

Sub-Account	Dec. 31, 2004	Dec. 31, 2003	Dec. 31, 2002
American Century VP Income & Growth(a)	2,681,000	1,565,883	227,816
American Century VP Value(a)	5,121,020	2,819,290	614,246
American Funds® Asset Allocation(c)	6,516,791	2,159,858	N/A
American Funds® Growth-Income(c)	9,555,800	3,018,794	N/A
Calvert Social Balanced(a)	612,599	291,248	31,040
Fidelity® VIP Contrafund®(a)	6,602,444	3,230,275	537,729
Fidelity® VIP Growth(a)	2,359,784	1,179,124	187,759
Franklin Small Cap Value Securities(c)	1,843,632	375,542	N/A
INVESCO VIF – Financial Services(a),(d)	304,398	175,813	36,584
INVESCO VIF – Health Sciences(a),(e)	807,897	436,650	67,061
INVESCO VIF – Technology(a),(f)	608,673	320,507	59,615
Janus Aspen Balanced(a)	2,003,070	1,532,170	376,835
Janus Aspen Capital Appreciation(a),(g)	1,006,915	711,254	144,130
Janus Aspen Worldwide Growth(a)	692,746	446,172	72,411
MFS® Investors Trust(a)	536,426	350,415	51,300
MFS® New Discovery(a)	766,266	289,814	46,169
MML Blend(a)	813,307	585,685	154,550
MML Emerging Growth(a)	456,863	221,601	17,634
MML Enhanced Index Core Equity(a)	374,037	279,197	25,673
MML Equity(a)	843,344	441,343	61,466
MML Equity Index(a)	1,334,445	752,790	156,803
MML Growth Equity(a)	427,844	239,546	29,965
MML Inflation-Protected Bond(c)	3,225,425	836,822	N/A
MML Large Cap Value(a)	2,042,083	1,042,862	203,024
MML Managed Bond(a)	6,657,208	4,249,840	1,100,305
MML Small Cap Equity(a)	873,634	497,629	126,621
MML Small Cap Growth Equity(a)	1,243,653	606,336	118,674
MML Small Company Opportunities(a)	1,435,419	663,547	132,553
Oppenheimer Aggressive Growth(a)	1,770,373	672,374	122,865
Oppenheimer Balanced(a)	2,312,080	1,093,140	161,302
Oppenheimer Capital Appreciation(a)	7,466,521	3,421,262	476,070
Oppenheimer Global Securities(a)	8,433,658	3,591,006	653,942
Oppenheimer High Income(a)	3,782,757	1,992,817	257,466
Oppenheimer International Growth(a)	1,336,871	613,386	114,699
Oppenheimer Main Street(a)	3,781,265	2,457,506	493,905
Oppenheimer Money(a)	1,957,560	1,363,192	558,867
Oppenheimer Strategic Bond(a)	6,198,261	2,836,608	450,031
Scudder VIT EAFE® Equity Index(a),(h)	413,564	198,634	26,577
Scudder VIT Small Cap Index(a)	1,331,876	568,345	53,007
T. Rowe Price Blue Chip Growth(a)	2,569,648	1,170,721	202,915
T. Rowe Price Equity Income(a)	5,861,185	2,602,878	521,632
T. Rowe Price Mid-Cap Growth(a),(b)	4,489,308	3,116,696	487,818
Templeton Foreign Securities(a)	2,383,963	1,068,813	133,254

(a)	Commencement of public offering was May 28, 2002.
(b)	Unavailable in contracts issued on or after May 1, 2004.
(c)	Commencement of public offering was May 1, 2003.
(d)	The INVESCO VIF – Financial Services Sub-Account is now called the AIM V.I. Financial Services Sub-Account and invests in the AIM V.I. Financial Services Fund.
(e)	The INVESCO VIF – Health Sciences Sub-Account is now called the AIM V.I. Health Sciences Sub-Account and invests in the AIM V.I. Health Sciences Fund. As of July 1, 2005, this Sub-Account will be called AIM V.I. Global Health Care Sub-Account.
(f)	The INVESCO VIF – Technology Sub-Account is now called the AIM V.I. Technology Sub-Account and invests in the AIM V.I. Technology Fund.
(g)	As of May 1, 2005, this Sub-Account will be called Janus Aspen Forty Sub-Account.
(h)	Unavailable in contracts issued on or after May 1, 2005. For contracts issued prior to May 1, 2005, purchase payment allocations or transfers are allowed until July 25, 2005. The Sub-Account is being liquidated on July 25, 2005, at which time any contract value remaining in the Sub-Account will be transferred to the Oppenheimer Money Sub-Account.

Appendix A

Appendix B

The Long-Term Guarantee Fixed Account interest rate factor is determined by the following formula:

(1 + a)(n/12)/(1 + b)(n/12)

a =	The initial index rate. The initial index rate is the rate in the Treasury Constant Maturity Series determined for the week prior to the week in which we issue your contract or the most recent renewal of a Long-Term Guarantee Fixed Account falls, for a maturity equal to the length of the current guarantee period.
b =	The current index rate plus 0.25%. The current index rate is the interest rate in the Treasury Constant Maturity series for a maturity equal to the number of whole months between any day of a guarantee period and the last day of the guarantee period.
n =	The number of whole months left in the current guarantee period.

An interest rate factor adjustment for a partial withdrawal is calculated as follows:

(a + b) x (c-1)

c

a =	the partial withdrawal payment
b =	the contingent deferred sales charge for the partial withdrawal
c =	the interest rate factor

An interest rate factor adjustment for a full withdrawal is calculated as follows:

a × (b-1)

a =	the contract fund value on the business day we receive the request for a full surrender at our Annuity Service Center
b =	the interest rate factor

The contract fund value is equal to your net purchase payment on the day we issue your contract. On any day after we issue your contract, the contract fund value is equal to:

(a × b) - c

a =	the previous day’s contract fund value
b =	the sum of one plus the daily interest rate equivalent of the guaranteed interest rate
c =	any contract fund value reduction made on that day

Appendix B

B-1

MASSMUTUAL TRANSITIONS®

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

(Depositor)

MASSACHUSETTS MUTUAL VARIABLE ANNUITY SEPARATE ACCOUNT 4

(Registrant)

STATEMENT OF ADDITIONAL INFORMATION

May 1, 2005

This is not a prospectus. This Statement of Additional Information should be read in conjunction with the prospectus dated May 1, 2005, for the individual or group deferred variable annuity contract which is referred to herein.

For a copy of the prospectus call (800) 272-2216 (press 2) or write: MassMutual Financial Group, Annuity Service Center HUB, P.O. Box 9067, Springfield, MA 01102-9067.

Company	2
Custodian	2
Assignment of Contract	2
Distribution	3
Purchase of Securities Being Offered	3
Accumulation Units and Unit Value	3
Transfers During The Income Phase	4
Payment of Death Benefit	4
Annuity Payments	4
Federal Tax Matters	6
Experts	11
Financial Statements	final pages

1

COMPANY

In this Statement of Additional Information, “we,” “us,” and “our” refer to Massachusetts Mutual Life Insurance Company (“MassMutual”). MassMutual is a diversified financial services company providing life insurance, annuities, disability income insurance, long-term care insurance, structured settlements, retirement and other products to individual and institutional customers. MassMutual is organized as a mutual life insurance company.

CUSTODIAN

The shares of the underlying funds purchased by the sub-accounts are held by MassMutual as custodian of Massachusetts Mutual Variable Annuity Separate Account 4 (the “separate account”).

ASSIGNMENT OF CONTRACT

MassMutual will not be charged with notice of any assignment of a contract or of the interest of any beneficiary or of any other person unless the assignment is in writing and MassMutual receives the original or a true copy thereof at its Home Office. MassMutual assumes no responsibility for the validity of any assignment.

For qualified contracts, the following exceptions and provisions should be noted:

(1)  No person entitled to receive annuity payments under a contract or part or all of the contract’s value will be permitted to commute, anticipate, encumber, alienate or assign such amounts, except upon the written authority of the owner given during the annuitant’s lifetime and received in good order by MassMutual at its Annuity Service Center. To the extent permitted by law, no contract nor any proceeds or interest payable thereunder will be subject to the annuitant’s or any other person’s debts, contracts or engagements, nor to any levy or attachment for payment thereof;

(2)  If an assignment of a contract is in effect on the maturity date, MassMutual reserves the right to pay to the assignee in one sum the amount of the contract’s maturity value to which the assignee is entitled, and to pay any balance of such value in one sum to the owner, regardless of any payment options which the owner may have elected. Moreover, if an assignment of a contract is in effect at the death of the annuitant prior to the maturity date, MassMutual will pay to the assignee in one sum the death benefit amount which corresponds to the death benefit choice in effect at the time of the annuitant’s death. Any balance of such value will be paid to the beneficiary in one sum or applied under one or more of the payment options elected;

(3)  Contracts used in connection with a tax-qualified retirement plan must be endorsed to provide that they may not be sold, assigned or pledged for any purpose unless they are owned by the trustee of a trust described in Section 401(a) or by the administrator of an annuity plan described under Section 403(a) of the Code; and

(4)  Contracts issued under a plan for an Individual Retirement Annuity pursuant to Section 408 of the Code must be endorsed to provide that they are non-transferable. Such contracts may not be sold, assigned, discounted, or pledged as collateral for a loan or as security for the performance of an obligation or for any other purpose by the annuitant to any person or party other than MassMutual, except to a former spouse of the annuitant in accordance with the terms of a divorce decree or other written instrument incident to a divorce.

Assignments may be subject to federal income tax.

2

DISTRIBUTION

MML Distributors, LLC (“MML Distributors”) is the principal underwriter of the contract. MML Distributors is a limited liability corporation. MML Distributors is a broker-dealer registered with the Securities and Exchange Commission and is a member of the National Association of Securities Dealers, Inc. MML Distributors is an indirect wholly owned subsidiary of Massachusetts Mutual Life Insurance Company.

Pursuant to the Underwriting and Servicing Agreement, MML Distributors will receive compensation for its activities as the underwriter for the separate account. The compensation paid to MML Distributors in 2002, 2003 and 2004 was $2,500, $2,500, and $399,150, respectively. Commissions will be paid through MML Distributors to agents and selling brokers for selling the contract. During 2002, 2003, and 2004, commissions paid were $341,853, $2,673,544, and $5,130,057, respectively.

MML Distributors may enter into selling agreements with other broker-dealers which are registered with the Securities and Exchange Commission and are members of the National Association of Securities Dealers, Inc. (“selling brokers”). The contract is sold through agents who are licensed by state insurance officials to sell the contract. These agents are also registered representatives of selling brokers or of MML Investor Services, Inc.

The offering is on a continuous basis.

PURCHASE OF SECURITIES BEING OFFERED

Interests in the Separate Account are sold to Participants as accumulation units. Charges associated with such securities are discussed in the Expenses section of the prospectus for the contract. The contract does not offer any special purchase plan or exchange program not discussed in the prospectus. (For a discussion of instances when sales charges will be waived, see the Contingent Deferred Sales Charge section of the prospectus.)

ACCUMULATION UNITS AND UNIT VALUE

During the accumulation phase, accumulation units shall be used to account for all amounts allocated to or withdrawn from the sub-accounts of the separate account as a result of purchase payments, withdrawals, transfers, or fees and charges. MassMutual will determine the number of accumulation units of a sub-account purchased or canceled. This will be done by dividing the amount allocated to (or the amount withdrawn from) the sub-account by the dollar value of one accumulation unit of the sub-account as of the end of the business day during which the transaction is received at the annuity service center.

The accumulation unit value for each sub-account was set on the date such sub-account became operative. Subsequent accumulation unit values for each sub-account are determined for each day in which the New York Stock Exchange is open for business (“business day”) by multiplying the accumulation unit value for the immediately preceding business day by the net investment factor for the sub-account for the current business day.

The net investment factor for each sub-account is determined by dividing A by B and subtracting C where:

A is (i) the net asset value per share of the funding vehicle or portfolio of a funding vehicle held by the sub-account for the current business day; plus (ii) any dividend per share declared on behalf of such funding vehicle or portfolio of a funding vehicle that has an ex-dividend date within the current business day; less (iii) the cumulative charge or credit for taxes reserved which is determined by MassMutual to have resulted from the operation or maintenance of the sub-account.

B is the net asset value per share of the funding vehicle or portfolio held by the sub-account for the immediately preceding business day.

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C is the cumulative charge for the mortality and expense risk charge and for the administrative charge. The accumulation unit value may increase or decrease from business day to business day.

TRANSFERS DURING THE INCOME PHASE

Transfers of annuity reserves between sub-accounts will be made by converting the number of annuity units attributable to the annuity reserves being transferred to the number of annuity units of the sub-account to which the transfer is made, so that the next annuity payment if it were made at that time would be the same amount that it would have been without the transfer. Thereafter, annuity payments will reflect changes in the value of the new annuity units.

The amount transferred to the general account from a sub-account will be based on the annuity reserves for the participant in that sub-account. Transfers to the general account will be made by converting the annuity units being transferred to purchase fixed annuity payments under the annuity option in effect and based on the age of the annuitant at the time of the transfer.

See the Transfers During the Income Phase section in the prospectus for more information about transfers during the income phase.

PAYMENT OF DEATH BENEFIT

MassMutual will require due proof of death before any death benefit is paid. Due proof of death will be:

1.  a certified death certificate;

2.  a certified decree of a court of competent jurisdiction as to the finding of death; or

3.  any other proof satisfactory to MassMutual.

All death benefits will be paid in accordance with applicable law or regulations governing death benefit payments.

The beneficiary designation in effect on the date we issue the contract will remain in effect until changed. Unless the owner provides otherwise, the death benefit will be paid in equal shares to the beneficiary(ies) as follows:

1.  to the primary beneficiary(ies) who survive the owner’s and/or the annuitant’s death, as applicable; or if there are none

2.  to the contingent beneficiary(ies) who survive the owner’s and/or the annuitant’s death, as applicable; or if there are none

3.  to the estate of the owner.

You may name an irrevocable beneficiary(ies). In that case, a change of beneficiary requires the consent of any irrevocable beneficiary. If an irrevocable beneficiary is named, the owner retains all other contractual rights.

See the Death Benefit section in the prospectus for more information on death benefits.

ANNUITY PAYMENTS

A variable annuity payment is an annuity with payments which; (1) are not predetermined as to dollar amount; and (2) will vary in amount with the net investment results of the applicable sub-accounts of the separate

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account. Annuity Payments also depend upon the age of the annuitant and any joint annuitant and the assumed interest factor utilized. The annuity table used will depend upon the annuity option chosen. The dollar amount of annuity payments after the first is determined as follows:

1.  The dollar amount of the first annuity payment is divided by the value of an annuity unit as of the annuity date. This establishes the number of annuity units for each annuity payment. The number of annuity units remains fixed during the annuity period.

2.  For each sub-account, the fixed number of annuity units is multiplied by the annuity unit value on each subsequent annuity payment date.

3.  The total dollar amount of each variable annuity payment is the sum of all sub-account variable annuity payments.

The number of annuity units is determined as follows:

1.  The number of annuity units credited in each sub-account will be determined by dividing the product of the portion of the contract value to be applied to the sub-account and the annuity purchase rate by the value of one annuity unit in that sub-account on the annuity date. The purchase rates are set forth in the variable annuity rate tables in the certificate.

2.  For each sub-account, the amount of each annuity payment equals the product of the annuitant’s number of annuity units and the annuity unit value on the payment date. The amount of each payment may vary.

The value of any annuity unit for each sub-account of the separate account was set on the date such sub-account became operative. The sub-account annuity unit value at the end of any subsequent valuation period is determined as follows:

1.  The net investment factor for the current business day is multiplied by the value of the annuity unit for the sub-account for the immediately preceding business day.

2.  The result in (1) is then divided by an assumed investment rate factor. The assumed investment rate factor equals 1.00 plus the assumed investment rate for the number of days since the preceding business day. The assumed investment rate is based on an effective annual rate of 4%.

The value of an annuity unit may increase or decrease from business day to business day. See the Income Phase section in the prospectus for more information.

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FEDERAL TAX MATTERS

General

Note:  The following description is based upon MassMutual’s understanding of current federal income tax law applicable to annuities in general. MassMutual cannot predict the probability that any changes in such laws will be made. Purchasers are cautioned to seek competent tax advice regarding the possibility of such changes. MassMutual does not guarantee the tax status of the contracts. Purchasers bear the complete risk that the contracts may not be treated as “annuity certificates” under federal income tax laws. It should be further understood that the following discussion is not exhaustive and that special rules not described herein may be applicable in certain situations. Moreover, no attempt has been made to consider any applicable state or other tax laws.

Section 72 of the Code governs taxation of annuities in general. An owner is generally not taxed on increases in the value of a contract until distribution occurs, either in the form of a lump sum payment or as annuity payments under the annuity option selected. For a lump sum payment received as a total withdrawal (total surrender), the portion of the payment that exceeds the cost basis of the contract is subject to tax. For non-qualified contracts, this cost basis is generally the purchase payments, while for qualified contracts there may be no cost basis. The taxable portion of the lump sum payment is taxed at ordinary income tax rates.

For annuity payments, a portion of each payment in excess of an exclusion amount is includible in taxable income. The exclusion amount for payments based on a fixed annuity option is determined by multiplying the payment by the ratio that the cost basis of the contract (adjusted for any period or refund feature) bears to the expected return under the contract. The exclusion amount for payments based on a variable annuity option is determined by dividing the cost basis of the contract (adjusted for any period certain or refund guarantee) by the number of years over which the annuity is expected to be paid. Payments received after the investment in the contract has been recovered (i.e. when the total of the excludable amount equals the investment in the contract) are fully taxable. The taxable portion is taxed at ordinary income tax rates. For certain types of tax-qualified plans there may be no cost basis in the contract within the meaning of Section 72 of the Code. Owners, annuitants and beneficiaries under the contracts should seek competent financial advice about the tax consequences of any distributions.

MassMutual is taxed as a life insurance company under the Code. For federal income tax purposes, the separate account is not a separate entity from MassMutual, and its operations form a part of MassMutual.

Diversification

Section 817(h) of the Code imposes certain diversification standards on the underlying assets of variable annuity contracts. The Code provides that a variable annuity contract will not be treated as an annuity contract for any period (and any subsequent period) for which the investments are not, in accordance with regulations prescribed by the United States Treasury Department (“Treasury Department”), adequately diversified. Disqualification of the contract as an annuity contract would result in the imposition of federal income tax to the owner with respect to earnings allocable to the certificate prior to the receipt of payments under the contract. The Code contains a safe harbor provision which provides that annuity contracts such as the contract meet the diversification requirements if, as of the end of each quarter, the underlying assets meet the diversification standards for a regulated investment company and no more than fifty-five percent (55%) of the total assets consist of cash, cash items, U.S. Government securities and securities of other regulated investment companies.

On March 2, 1989, the Treasury Department issued Regulations (Treas. Reg.1.817-5), which established diversification requirements for the investment portfolios underlying variable contracts such as the contract. The regulations amplify the diversification requirements for variable contracts set forth in the Code and provide an alternative to the safe harbor provision described above. Under the regulations, an investment portfolio will be deemed adequately diversified if: (1) no more than 55% of the value of the total assets of the portfolio is

6

represented by any one investment; (2) no more than 70% of the value of the total assets of the portfolio is represented by any two investments; (3) no more than 80% of the value of the total assets of the portfolio is represented by any three investments; and (4) no more than 90% of the value of the total assets of the portfolio is represented by any four investments.

The Code provides that, for purposes of determining whether or not the diversification standards imposed on the underlying assets of variable contracts by Section 817(h) of the Code have been met, “each United States government agency or instrumentality shall be treated as a separate issuer.”

MassMutual intends that all investment portfolios underlying the contracts will be managed in such a manner as to comply with these diversification requirements.

The Treasury Department has indicated that the diversification regulations do not provide guidance regarding the circumstances in which owner control of the investments of the separate account will cause the owner to be treated as the owner of the assets of the separate account, thereby resulting in the loss of favorable tax treatment for the contract. At this time it cannot be determined whether additional guidance will be provided and what standards may be contained in such guidance.

The amount of owner control which may be exercised under the contract is different in some respects from the situations addressed in published rulings issued by the Internal Revenue Service in which it was held that the policy owner was not the owner of the assets of the separate account. It is unknown whether these differences, such as the owner’s ability to transfer among investment choices or the number and type of investment choices available, would cause the owner to be considered as the owner of the assets of the separate account resulting in the imposition of federal income tax to the participant with respect to earnings allocable to the contract prior to receipt of payments under the certificate.

In the event any forthcoming guidance or ruling is considered to set forth a new position, such guidance or ruling will generally be applied only prospectively. However, if such ruling or guidance was not considered to set forth a new position, it may be applied retroactively resulting in the participant being retroactively determined to be the owner of the assets of the separate account.

Due to the uncertainty in this area, MassMutual reserves the right to modify the contract in an attempt to maintain favorable tax treatment.

Multiple Contracts

The Code provides that multiple non-qualified annuity contracts which are issued within a calendar year to the same owner by one company or its affiliates are treated as one annuity contract for purposes of determining the tax consequences of any distribution. Such treatment may result in adverse tax consequences including more rapid taxation of the distributed amounts from such combination of contracts. Owners should consult a tax adviser prior to purchasing more than one non-qualified annuity contract in any calendar year.

Contracts Owned by Other than Natural Persons

When a non-qualified contract is owned by a non-natural person (e.g., a corporation, limited liability company, partnership or certain other entities) the contract will generally not be treated as an annuity for tax purposes. This means that gain in the contract will be taxed each year while the contract is in the accumulation phase. This treatment is not applied to a contract held by a trust or other entity as an agent for a natural person. Before purchasing a contract to be owned by a non-natural person or changing ownership on an existing contract that will result in it being owned by a non-natural person, you should consult a tax adviser to determine the tax impact.

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Tax Treatment of Assignments

An assignment or pledge of a contract may be a taxable event. Owners should therefore consult competent tax advisers if they wish to assign or pledge their certificates.

Income Tax Withholding

All distributions or the portion thereof which is includible in the gross income of the owner are subject to federal income tax withholding. Generally, amounts are withheld from periodic payments at the same rate as wages and at the rate of 10% from non-periodic payments. However, the owner, in most cases, may elect not to have taxes withheld or to have withholding done at a different rate.

Effective January 1, 1993, certain distributions from retirement plans qualified under Section 401 of the Code, which are not directly rolled over to another eligible retirement plan or individual retirement account or individual retirement annuity, are subject to a mandatory 20% withholding for federal income tax. The 20% withholding requirement generally does not apply to: a) a series of substantially equal payments made at least annually for the life or life expectancy of the owner or joint and last survivor expectancy of the owner and a designated beneficiary or for a specified period of 10 years or more; or b) distributions which are required minimum distributions; c) the portion of the distributions not includible in gross income (i.e., returns of after-tax contributions); or (d) hardship distributions from a 401(k) plan or a tax-sheltered annuity. Owners should consult their own tax counsel or other tax adviser regarding withholding requirements.

Tax Treatment of Withdrawals—Non-Qualified Contracts

Section 72 of the Code governs treatment of distributions from annuity contracts. It provides that if the contract value exceeds aggregate purchase payments made, any amount withdrawn which is attributable to (1) purchase payments made after August 13, 1982 in an annuity contract entered into prior to August 14, 1982 or (2) purchase payments made in an annuity contract entered into after August 13, 1982, will be treated as coming first from the earnings and then, only after the income portion is exhausted, as coming from principal. Withdrawn earnings are includible in gross income. It further provides that a ten percent (10%) penalty will apply to the income portion of any premature distribution. However, the penalty is not imposed on amounts received: (a) after the taxpayer reaches age 59 1/2; (b) after the death of the taxpayer; (c) if the taxpayer is totally disabled (for this purpose disability is as defined in Section 72(m)(7) of the Code); (d) in a series of substantially equal periodic payments made not less frequently than annually for the life (or life expectancy) of the taxpayer or for the joint lives (or joint life expectancies) of the taxpayer and his or her beneficiary; (e) under an immediate annuity; or (f) which are allocable to purchase payments made prior to August 14, 1982.

With respect to (d) above, if the series of substantially equal periodic payments is modified before the later of your attaining age 59 1/2 or 5 years from the date of the first periodic payment, then the tax for the year of the modification is increased by an amount equal to the tax which would have been imposed (the 10% tax penalty), but for the exception, plus interest for the tax years in which the exception was used. The rules governing substantially equal periodic payments are complex. You should consult your tax adviser for more specific information.

The above information does not apply to qualified contracts. However, separate tax withdrawal penalties and restrictions may apply to such qualified contracts. (See “Tax Treatment of Withdrawals—Qualified Contracts” below.)

Qualified Plans

The contracts offered herein are designed to be suitable for use under various types of qualified plans. Taxation of owners in each qualified plan varies with the type of plan and terms and conditions of each specific plan. Owners, annuitants and beneficiaries are cautioned that benefits under a qualified plan may be subject to the terms and conditions of the plan regardless of the terms and conditions of the contracts issued pursuant to

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the plan. Some retirement plans are subject to distribution and other requirements that are not incorporated into MassMutual’s administrative procedures. Owners and beneficiaries are responsible for determining that contributions, distributions and other transactions with respect to the contracts comply with applicable law. Following are general descriptions of the types of qualified plans with which the contracts may be used. Such descriptions are not exhaustive and are for general informational purposes only. The tax rules regarding qualified plans are very complex and will have differing applications depending on individual facts and circumstances. Each purchaser should obtain competent tax advice prior to purchasing a contract issued under a qualified plan.

Contracts issued pursuant to qualified plans include special provisions restricting contract provisions that may otherwise be available as described herein. Generally, contracts issued pursuant to qualified plans are not transferable except upon surrender or annuitization. Various penalty and excise taxes may apply to contributions or distributions made in violation of applicable limitations. Furthermore, certain withdrawal penalties and restrictions may apply to surrenders from qualified contracts. (See “Tax Treatment of Withdrawals—Qualified Contracts” below.)

On July 6, 1983, the Supreme Court decided in Arizona Governing Committee V. Norris that optional annuity benefits provided under an employer’s deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women. The contracts sold by MassMutual in connection with qualified plans will utilize annuity tables that do not differentiate on the basis of sex. Such annuity tables will also be available for use in connection with certain non-qualified deferred compensation plans.

Individual Retirement Annuities

Section 408(b) of the Code permits eligible individuals to contribute to an individual retirement program known as an “Individual Retirement Annuity” (“IRA”). Under applicable limitations, certain amounts may be contributed to an IRA which will be deductible from the individual’s gross income. These IRAs are subject to limitations on eligibility, contributions, transferability and distributions. (See “Tax Treatment of Withdrawals—Qualified Contracts”). Commencing on January 1, 2002, eligible rollover distributions from an IRA, TSA, tax-qualified plan or a governmental 457(b) deferred compensation plan may be rolled over into another IRA, TSA, tax-qualified plan or governmental 457(b) deferred compensation plan, if permitted by the plan. The distribution must meet the requirements of an eligible rollover distribution. Contracts issued for use with IRAs are subject to special requirements imposed by the Code, including the requirement that certain informational disclosure be given to persons desiring to establish an IRA. Purchasers of contracts to be qualified as Individual Retirement Annuities should obtain competent tax advice as to the tax treatment and suitability of such an investment.

Roth IRAs

Section 408A of the Code provides that beginning in 1998, individuals may purchase a new type of non-deductible IRA, known as a Roth IRA. Roth IRA purchase payments are $4,000 for tax years beginning in 2005 through 2007, and $5,000 for tax years beginning in 2008 and thereafter. In addition, eligible participants age 50 or older have an opportunity to make catch-up contributions, subject to limits contained in the Code. Lower maximum limitations apply to individuals with adjusted gross incomes between $95,000 and $110, 000 in the case of single taxpayers, between $150,000 and $160,000 in the case of married taxpayers filing joint returns, and between $0 and $10,000 in the case of married taxpayers filing separately. An overall $3,000 annual limitation applies to all of a taxpayer’s 2004 IRA contributions, including Roth IRA and non-Roth IRA, except in the case of those individuals age 50 or more, for which a higher limit applies.

Qualified distributions from Roth IRAs are free from federal income tax. A qualified distribution requires that an individual has held the Roth IRA for at least five years and, in addition, that the distribution is made either after the individual reaches age 59 1/2, on the individual’s death or disability, or as a qualified first-time home purchase, subject to a $10,000 lifetime maximum, for the individual, a spouse, child, grandchild, or

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ancestor. Any distribution which is not a qualified distribution is taxable to the extent of earnings in the distribution. Distributions are treated as made from contributions first and therefore no distributions are taxable until distributions exceed the amount of contributions to the Roth IRA. The 10% penalty tax and the regular IRA exceptions to the 10% penalty tax apply to taxable distributions from a Roth IRA.

Amounts may be rolled over from one Roth IRA to another Roth IRA. Furthermore, an individual may make a rollover contribution from a non-Roth IRA to a Roth IRA, unless the individual has adjusted gross income over $100,000 or the individual is a married taxpayer filing a separate return. The individual must pay tax on any portion of the IRA being rolled over that represents income or a previously deductible IRA contribution.

Purchasers of contracts to be qualified as a Roth IRA should obtain competent tax advice as to the tax treatment and suitability of such an investment.

Tax Treatment of Withdrawals—Qualified Contracts

In the case of a withdrawal under a qualified contract, a ratable portion of the amount received is taxable, generally based on the ratio of the individual’s cost basis to the individual’s total accrued benefit under the retirement plan. Special tax rules may be available for certain distributions from a qualified contract. Section 72(t) of the Code imposes a 10% penalty tax on the taxable portion of any distribution from qualified retirement plans, including contracts issued and qualified under Code Sections 408(b) (Individual Retirement Annuities) and 408A (Roth IRAs). To the extent amounts are not includible in gross income because they have been rolled over to an IRA or to another eligible qualified plan, no tax penalty will be imposed. The tax penalty will not apply to the following distributions: (a) if distribution is made on or after the date on which the owner or annuitant (as applicable) reaches age 59 1/2; (b) distributions following the death or disability of the owner or annuitant (as applicable) (for this purpose disability is as defined in Section 72(m) (7) of the Code); (c) after severance from employment, distributions that are part of a series of substantially equal periodic payments made not less frequently than annually for the life (or life expectancy) of the owner or annuitant (as applicable) or the joint lives (or joint life expectancies) of such owner or annuitant (as applicable) and his or her designated beneficiary; (d) distributions to an owner or annuitant (as applicable) who has a severance from employment after he has attained age 55; (e) distributions made to the owner or annuitant (as applicable) to the extent such distributions do not exceed the amount allowable as a deduction under Code Section 213 to the owner or annuitant (as applicable) for amounts paid during the taxable year for medical care; (f) distributions made to an alternate payee pursuant to a qualified domestic relations order; (g) distributions from an Individual Retirement Annuity for the purchase of medical insurance (as described in Section 213(d)(1)(D) of the Code) for the participant or annuitant (as applicable) and his or her spouse and dependents if the owner or annuitant (as applicable) has received unemployment compensation for at least 12 weeks (this exception will no longer apply after the owner or annuitant (as applicable) has been re-employed for at least 60 days); (h) distributions from an Individual Retirement Annuity made to the owner or annuitant (as applicable) to the extent such distributions do not exceed the qualified higher education expenses (as defined in Section 72(t)(7) of the Code) of the participant or annuitant (as applicable) for the taxable year; (i) distributions from an Individual Retirement Annuity made to the owner or annuitant (as applicable) which are qualified first-time home buyer distributions (as defined in Section 72(t)(8) of the Code; and (j) distributions made on account of an IRS levy made on a qualified retirement plan or IRA. The exceptions stated in (d) and (f) above do not apply in the case of an Individual Retirement Annuity. The exception stated in (c) above applies to an Individual Retirement Annuity without the requirement that there be a severance from employment.

With respect to (c) above, if the series of substantially equal periodic payments is modified before the later of your attaining age 59 1/2 or 5 years from the date of the first periodic payment, then the tax for the year of the modification is increased by an amount equal to the tax which would have been imposed (the 10% penalty tax) but for the exception, plus interest for the tax years in which the exception was used. The IRS has indicated that a modification will occur if, after the first valuation date there is (i) any addition to the account balance other than gains or losses, (ii) a nontaxable transfer of a portion of the account balance to another retirement plan, or (iii) a

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rollover by the taxpayer of the amount received resulting in such amount not being taxable. The rules governing substantially equal periodic payments are complex. You should consult your tax adviser or IRS Revenue Ruling 2002-62 for more specific information.

Generally, distributions from a qualified plan must begin no later than April 1st of the calendar year following the later of (a) the year in which the employee attains age 70 1/2 or (b) the calendar year in which the employee retires. The date set forth in (b) does not apply to an Individual Retirement Annuity. Required distributions do not apply to a Roth IRA during the lifetime of the participant. Required distributions generally must be over a period not exceeding the life expectancy of the individual or the joint lives or life expectancies of the individual and his or her designated beneficiary. Under the Code Section 401(a)(9) regulations, required distributions may be made over joint lives or joint life expectancies if your sole designated beneficiary is your spouse who is more than 10 years younger than you. If the required minimum distributions are not made, a 50% penalty tax is imposed as to the amount not distributed.

The regulations under Code section 401(a)(9) include a provision that could increase the dollar amount of required minimum distributions for individuals who fund their IRA, 403(b) Tax-Sheltered Annuity or tax-qualified retirement plan with an annuity contract. During the accumulation phase of an annuity contract, Treasury Regulations section 1.401(a)(9)-6, Q&A-12 requires that individuals add the actuarial present value of any additional benefits provided under the annuity (such as certain living or death benefits) to the dollar amount credited to the owner or beneficiary under the contract in order to determine the fair market value of the contract. A larger fair market value will result in the calculation of a higher required minimum distribution amount.

The actuarial value discussed above can be disregarded if the sum of the dollar amount credited to the owner or beneficiary and the actuarial present value of the additional benefits is no more than 120% of the dollar amount credited to the owner or beneficiary and the contract provides only the following benefits:

i.	Additional benefits that, in the case of a distribution, are reduced by an amount sufficient to ensure that the ratio of such sum to the dollar amount credited does not increase as a result of the distribution (i.e., benefits that are reduced proportionately upon withdrawal), and
ii.	An additional benefit that is the right to receive a final payment upon death that does not exceed the excess of premiums paid less the amount of prior distributions.

If the only additional benefit provided under the contract falls within (ii), above, it can be disregarded for purposes of calculating a required minimum distribution. A required minimum distribution from an annuity contract calculated for 2004 or 2005 will not fail to satisfy Code section 401(a)(9) provided the payments satisfy Code section 401(a)(9) based on a reasonable and good faith interpretation of its provisions. Please consult your tax adviser to determine how this may impact your specific circumstances.

EXPERTS

The financial statements of Massachusetts Mutual Variable Annuity Separate Account 4 as of December 31, 2004 and for the year then ended, and the statutory financial statements of Massachusetts Mutual Life Insurance Company as of December 31, 2004, and for the year then ended, included in this Statement of Additional Information, have been included herein in reliance upon the reports of KPMG LLP, an independent registered public accounting firm, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing. The KPMG LLP audit report dated February 23, 2005 refers to other auditors whose report on the financial statements of Massachusetts Mutual Variable Annuity Separate Account 4, for the period ended December 31, 2003 and financial highlights for each year in the four-year period then ended, dated February 23, 2005, expressed an unqualified opinion on those statements. The KPMG LLP audit report dated March 14, 2005 includes explanatory language that states that the Company prepared the statutory financial statements using statutory accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of

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Insurance, which practices differ from accounting principles generally accepted in the United States of America. Accordingly, the KPMG LLP audit report states that the statutory financial statements are not presented fairly in conformity with accounting principles generally accepted in the United States of America and further states that those statements are presented fairly, in all material respects, in conformity with statutory accounting practices. In addition, the KPMG LLP audit report refers to other auditors whose report on the statutory financial statements of Massachusetts Mutual Life Insurance Company, as of December 31, 2003, and for the years ended December 31, 2003 and 2002, dated March 5, 2004 (except with respect to the matter discussed in Note 17, as to which the date is March 14, 2005), expressed an unqualified opinion of those statements and included explanatory language that described the use of statutory accounting practices, which practices differ from accounting principles generally accepted in the United States of America, and the adoption effective January 1, 2003, of Statement of Statutory Accounting Principles No. 86, “Accounting for Derivative Instruments and Hedging, Income Generation, and Replication (Synthetic Asset) Transactions”. The principal business address of KPMG LLP is One Financial Plaza, 755 Main Street, Hartford, Connecticut 06103.

The financial statements included in this Statement of Additional Information for the Massachusetts Mutual Variable Annuity Separate Account 4 and the audited statutory statements of financial position of Massachusetts Mutual Life Insurance Company as of December 31, 2003, and the related statutory statements of income, changes in policyholders’ contingency reserves, and cash flows for the years ended December 31, 2003 and 2002 included elsewhere in this Statement of Additional Information have been audited by Deloitte & Touche LLP, Independent Registered Public Accounting Firm, as stated in their reports appearing herein and elsewhere in the registration statement (which report on Massachusetts Mutual Life Insurance Company expresses an unqualified opinion and includes explanatory paragraphs referring to the use of statutory accounting practices and the adoption, effective January 1, 2003, of Statement of Statutory Accounting Principles No. 86, “Accounting for Derivative Instruments and Hedging, Income Generation, and Replication (Synthetic Asset) Transactions,” both of which practices differ from accounting principles generally accepted in the United States of America and the effect of the presentation change regarding the statutory statements of cash flows for the years ended December 31, 2003 and 2002 to the direct method from the indirect method) and have been so included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing. The principal business address of Deloitte & Touche LLP is City Place I, 33rd Floor, 185 Asylum Street, Hartford, Connecticut 06103-3402.

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Report of Independent Registered Public Accounting Firm

The Board of Directors of Massachusetts Mutual Life Insurance Company and Contract Owners of Massachusetts Mutual Variable Annuity Separate Account 4:

We have audited the accompanying statement of assets and liabilities of Massachusetts Mutual Variable Annuity Separate Account 4 (comprised of the sub-accounts listed in Note 2) (collectively, “the Account”) as of December 31, 2004, and the related statements of operations and changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Account’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The accompanying statements of operations and changes in net assets of Massachusetts Mutual Variable Annuity Separate Account 4 for the period ended December 31, 2003, and financial highlights for each year in the four-year period then ended, were audited by other auditors whose report thereon dated February 23, 2005, expressed an unqualified opinion on these statements.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the underlying mutual funds or their transfer agent. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Massachusetts Mutual Variable Annuity Separate Account 4 as of December 31, 2004, and the results of its operations, changes in its net assets, and financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

/s/    KPMG LLP

Hartford, CT

February 23, 2005

Massachusetts Mutual Variable Annuity Separate Account 4

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2004

	American Century® VP Income & Growth Sub-Account	American Century® VP Value Sub-Account	American Funds® Asset Allocation Sub-Account	American Funds® Growth-Income Sub-Account	Calvert Social Balanced Sub-Account	Fidelity® VIP Contrafund® Sub-Account	Fidelity® VIP Growth Sub-Account	Fidelity® VIP Growth Opportunities Sub-Account	Franklin Small Cap Value Securities Sub-Account	*INVESCO Financial Services Sub-Account	**INVESCO Health Sciences Sub-Account
ASSETS
Investments
Number of shares	7,964,702	10,215,986	6,094,053	3,951,948	4,578,212	4,572,243	1,052,904	166,821	2,330,418	391,783	740,158

Identified cost	$51,163,801	$73,870,186	$88,426,968	$132,006,506	$8,009,141	$102,762,193	$32,095,320	$2,549,883	$31,364,716	$4,967,198	$12,435,806

Value	$58,301,615	$89,389,876	$93,970,294	$144,799,362	$8,570,413	$121,713,100	$33,566,585	$2,677,473	$36,471,036	$5,723,944	$13,988,978
Dividends receivable	-	-	-	-	-	-	-	-	-	-	-
Receivable from Massachusetts Mutual Life Insurance Company	20,538	283,767	151,542	378,417	60	360,757	-	-	12,440	-	64,402

Total assets	58,322,153	89,673,643	94,121,836	145,177,779	8,570,473	122,073,857	33,566,585	2,677,473	36,483,476	5,723,944	14,053,380

LIABILITIES
Annuitant mortality fluctuation reserve	-	-	1,411	-	-	-	-	-	-	-	-
Payable to Massachusetts Mutual Life Insurance Company	-	-	-	-	-	-	5,749	11,326	-	2,838	-

Total Liabilities	-	-	1,411	-	-	-	5,749	11,326	-	2,838	-

NET ASSETS	$58,322,153	$89,673,643	$94,120,425	$145,177,779	$8,570,473	$122,073,857	$33,560,836	$2,666,147	$36,483,476	$5,721,106	$14,053,380

Net Assets:
Accumulation units - value	$58,322,153	$89,673,643	$94,060,734	$145,177,779	$8,570,473	$122,073,857	$33,560,836	$2,666,147	$36,483,476	$5,721,106	$14,053,380
Annuity reserves	-	-	59,691	-	-	-	-	-	-	-	-

Net assets	$58,322,153	$89,673,643	$94,120,425	$145,177,779	$8,570,473	$122,073,857	$33,560,836	$2,666,147	$36,483,476	$5,721,106	$14,053,380

Outstanding units
Contract owners	4,824,405	6,973,450	7,586,230	10,653,909	771,332	9,266,749	3,528,328	362,581	2,343,925	476,787	1,271,343

UNIT VALUE
Panorama Premier	$13.01	$14.61	$12.39	$13.64	$9.55	$15.86	$7.79	$7.29	$16.12	$12.80	$10.83
Panorama Passage® (Note 1)
Tier 1	10.16	15.70	12.37	13.62	9.51	12.04	7.97	7.57	16.10	12.74	10.78
Tier 2	10.13	15.65	12.34	13.58	9.48	12.00	7.94	7.55	16.06	12.71	10.76
MassMutual Artistry	9.19	15.99	12.43	13.69	9.24	10.39	6.20	7.45	16.18	11.24	9.44
MassMutual Transitions® (Note 1)
Custom Plan	11.89	12.45	12.48	13.74	11.53	12.71	10.37	-	16.25	11.60	11.26
Package Plan I	11.89	12.45	12.48	13.74	11.53	12.71	10.37	-	16.25	11.60	11.26
Package Plan II	11.78	12.34	12.41	13.66	11.43	12.60	10.28	-	16.15	11.49	11.16
Package Plan III	11.70	12.26	12.36	13.60	11.35	12.51	10.21	-	16.08	11.42	11.08
MassMutual EvolutionSM (Note 1)
Tier 1	10.61	10.74	10.31	10.41	10.35	10.89	9.68	-	11.57	10.02	10.01
Tier 2	10.58	10.70	10.28	10.37	10.32	10.85	9.65	-	11.53	9.99	9.97
Tier 3	10.55	10.68	10.25	10.35	10.30	10.83	9.63	-	11.50	9.97	9.95
Tier 4	10.57	10.69	10.27	10.36	10.31	10.84	9.64	-	11.52	9.98	9.96
Tier 5	10.53	10.66	10.23	10.33	10.28	10.81	9.61	-	11.48	9.95	9.93
Tier 6	10.51	10.64	10.21	10.31	10.26	10.79	9.59	-	11.46	9.93	9.91
MassMutual Transitions SelectSM	11.26	11.09	10.80	11.16	10.81	11.65	11.28	-	11.91	11.00	11.07

*	This Sub-Account invests in AIM V.I. Financial Services Fund (Series I) (prior to October 15, 2004, known as INVESCO VIF-Financial Services Fund).
**	This Sub-Account invests in AIM V.I. Health Sciences Fund (Series I) (prior to October 15, 2004, known as INVESCO VIF-Health Sciences Fund).

See Notes to Financial Statements.

Massachusetts Mutual Variable Annuity Separate Account 4

STATEMENT OF ASSETS AND LIABILITIES (Continued)

December 31, 2004

	***INVESCO Technology Sub-Account	Janus Aspen Balanced (Institutional) Sub-Account	Janus Aspen Balanced (Service) Sub-Account	Janus Aspen Capital Appreciation (Institutional) Sub-Account	Janus Aspen Capital Appreciation (Service) Sub-Account	Janus Aspen Worldwide Growth (Institutional) Sub-Account	Janus Aspen Worldwide Growth (Service) Sub-Account	MFS® Investors Trust Sub-Account	MFS® New Discovery Sub-Account	MML Blend Sub-Account
ASSETS
Investments
Number of shares	643,673	544,274	897,570	544,498	504,893	422,648	261,545	540,569	597,604	1,923,156

Identified cost	$7,246,298	$11,967,072	$20,526,413	$14,087,874	$9,987,250	$14,294,235	$6,138,484	$8,736,262	$7,900,486	$28,714,549

Value	$7,994,413	$13,274,836	$22,654,656	$13,383,761	$12,314,328	$11,318,524	$6,962,333	$9,773,480	$8,886,369	$29,832,920
Dividends receivable	-	-	-	-	-	-	-	-	-	-
Receivable from Massachusetts Mutual Life Insurance Company	-	648	-	-	5,954	-	9,183	7,874	-	-

Total assets	7,994,413	13,275,484	22,654,656	13,383,761	12,320,282	11,318,524	6,971,516	9,781,354	8,886,369	29,832,920

LIABILITIES
Annuitant mortality fluctuation reserve	126	-	-	-	-	-	-	-	-	-
Payable to Massachusetts Mutual Life Insurance Company	10,115	-	13,830	5,483	-	12,793	-	-	11,399	7,661

Total Liabilities	10,241	-	13,830	5,483	-	12,793	-	-	11,399	7,661

NET ASSETS	$7,984,172	$13,275,484	$22,640,826	$13,378,278	$12,320,282	$11,305,731	$6,971,516	$9,781,354	$8,874,970	$29,825,259

Net Assets:
Accumulation units - value	$7,980,050	$13,275,484	$22,640,826	$13,378,278	$12,320,282	$11,305,731	$6,971,516	$9,781,354	$8,874,970	$29,825,259
Annuity reserves	4,122	-	-	-	-	-	-	-	-	-

Net assets	$7,984,172	$13,275,484	$22,640,826	$13,378,278	$12,320,282	$11,305,731	$6,971,516	$9,781,354	$8,874,970	$29,825,259

Outstanding units
Contract owners	1,278,112	1,322,321	2,018,462	1,343,212	1,012,358	1,341,424	694,847	965,337	811,631	2,936,037

UNIT VALUE
Panorama Premier	$2.77	$10.05	$-	$10.06	$-	$8.49	$-	$8.82	$13.41	$9.34
Panorama Passage® (Note 1)
Tier 1	2.76	10.00	-	10.14	-	8.33	-	9.24	13.39	10.01
Tier 2	2.76	9.98	-	10.11	-	8.31	-	9.22	13.36	9.99
MassMutual Artistry	2.64	10.03	-	7.39	-	5.89	-	8.23	13.46	9.96
MassMutual Transitions® (Note 1)
Custom Plan	9.98	-	11.22	-	12.18	-	10.04	11.15	10.83	11.40
Package Plan I	9.98	-	11.22	-	12.18	-	10.04	11.15	10.83	11.40
Package Plan II	9.89	-	11.12	-	12.07	-	9.94	11.05	10.73	11.29
Package Plan III	9.83	-	11.05	-	11.99	-	9.88	10.98	10.66	11.22
MassMutual EvolutionSM (Note 1)
Tier 1	9.94	-	10.45	-	11.10	-	9.83	10.63	9.88	10.37
Tier 2	9.90	-	10.42	-	11.06	-	9.80	10.60	9.84	10.34
Tier 3	9.88	-	10.40	-	11.04	-	9.77	10.57	9.82	10.31
Tier 4	9.89	-	10.41	-	11.05	-	9.79	10.59	9.84	10.33
Tier 5	9.86	-	10.38	-	11.02	-	9.75	10.55	9.80	10.29
Tier 6	9.84	-	10.35	-	10.99	-	9.73	10.53	9.78	10.27
MassMutual Transitions SelectSM	12.45	-	10.90	-	11.93	-	11.23	11.42	12.62	10.85

***	This Sub-Account invests in AIM V.I. Technology Fund (Series I) (prior to October 15, 2004, known as INVESCO VIF-Technology Fund).

See Notes to Financial Statements.

Massachusetts Mutual Variable Annuity Separate Account 4

STATEMENT OF ASSETS AND LIABILITIES (Continued)

December 31, 2004

	MML Emerging Growth Sub-Account	MML Enhanced Index Core Equity Sub-Account	MML Equity Sub-Account	MML Equity Index Sub-Account	MML Growth Equity Sub-Account	MML Inflation- Protected Bond Sub-Account	MML Large Cap Value Sub-Account	MML Managed Bond Sub-Account	MML OTC 100 Sub-Account	MML Small Cap Equity Sub-Account
ASSETS

Investments
Number of shares	1,014,482	479,869	1,076,117	1,579,481	918,356	4,447,027	3,279,907	7,079,510	240,107	1,515,502

Identified cost	$5,076,696	$4,007,505	$22,519,472	$21,136,013	$6,501,274	$48,179,573	$29,345,884	$88,856,548	$822,255	$15,347,951

Value	$6,000,844	$4,719,115	$25,465,770	$23,534,267	$6,458,752	$48,517,061	$34,061,475	$88,243,342	$991,678	$19,267,317
Dividends receivable	-	-	-	-	-	-	-	-	-	-
Receivable from Massachusetts Mutual Life Insurance Company	152,183	-	12,418	616	-	349,840	32,497	256,396	-	-

Total assets	6,153,027	4,719,115	25,478,188	23,534,883	6,458,752	48,866,901	34,093,972	88,499,738	991,678	19,267,317

LIABILITIES
Annuitant mortality fluctuation reserve	-	-	-	-	-	-	-	-	-	-
Payable to Massachusetts Mutual Life Insurance Company	-	170	-	-	443	-	-	-	95	13,045

Total Liabilities	-	170	-	-	443	-	-	-	95	13,045

NET ASSETS	$6,153,027	$4,718,945	$25,478,188	$23,534,883	$6,458,309	$48,866,901	$34,093,972	$88,499,738	$991,583	$19,254,272

Net Assets:
Accumulation units - value	$6,153,027	$4,718,945	$25,478,188	$23,534,883	$6,458,309	$48,866,901	$34,093,972	$88,499,738	$991,583	$19,254,272
Annuity reserves	-	-	-	-	-	-	-	-	-	-

Net assets	$6,153,027	$4,718,945	$25,478,188	$23,534,883	$6,458,309	$48,866,901	$34,093,972	$88,499,738	$991,583	$19,254,272

Outstanding units
Contract owners	600,477	421,533	2,511,303	2,277,191	696,634	4,519,520	2,944,579	7,728,398	245,790	1,398,499

UNIT VALUE
Panorama Premier	$5.53	$9.70	$8.60	$8.77	$7.82	$10.86	$10.02	$-	$3.92	$16.07
Panorama Passage® (Note 1)
Tier 1	5.51	9.67	9.68	9.22	7.67	10.85	9.97	13.30	3.90	14.67
Tier 2	5.50	9.64	9.65	9.20	7.65	10.82	9.95	13.27	3.89	14.63
MassMutual Artistry	5.62	13.23	9.93	8.06	5.69	10.90	10.03	12.83	3.98	13.52
MassMutual Transitions® (Note 1)
Custom Plan	11.69	11.37	12.07	11.39	10.20	10.94	12.14	11.41	-	12.66
Package Plan I	11.69	11.37	12.07	11.39	10.20	10.94	12.14	11.41	-	12.66
Package Plan II	11.59	11.27	11.96	11.29	10.10	10.88	12.03	11.31	-	12.54
Package Plan III	11.51	11.19	11.88	11.22	10.04	10.83	11.95	11.24	-	12.46
MassMutual EvolutionSM (Note 1)
Tier 1	10.66	10.46	10.96	10.46	9.91	10.18	10.40	10.11	10.74	10.99
Tier 2	10.62	10.43	10.92	10.42	9.88	10.14	10.37	10.07	10.70	10.95
Tier 3	10.60	10.41	10.90	10.40	9.86	10.12	10.35	10.05	10.68	10.93
Tier 4	10.62	10.42	10.91	10.41	9.87	10.13	10.36	10.07	10.69	10.94
Tier 5	10.58	10.39	10.88	10.38	9.84	10.10	10.33	10.03	10.66	10.91
Tier 6	10.56	10.36	10.86	10.36	9.82	10.08	10.30	10.01	10.63	10.88
MassMutual Transitions SelectSM	12.97	11.28	11.45	11.23	11.06	10.20	11.11	10.17	12.16	12.14

See Notes to Financial Statements.

Massachusetts Mutual Variable Annuity Separate Account 4

STATEMENT OF ASSETS AND LIABILITIES (Continued)

December 31, 2004

	MML Small Cap Growth Equity Sub-Account	MML Small Company Opportunities Sub-Account	Oppenheimer Aggressive Growth Sub-Account	#Oppenheimer Balanced Sub-Account	Oppenheimer Bond Sub-Account	Oppenheimer Capital Appreciation Sub-Account	Oppenheimer Global Securities Sub-Account	Oppenheimer High Income Sub-Account	Oppenheimer International Growth Sub-Account	Oppenheimer Main Street Sub-Account
ASSETS
Investments
Number of shares	1,831,009	1,557,466	841,642	2,551,866	1,976,180	2,921,370	5,011,086	7,080,886	17,124,943	3,239,964

Identified cost	$20,292,064	$20,641,775	$35,147,609	$38,612,108	$21,636,443	$98,102,715	$117,802,742	$58,177,664	$17,729,062	$59,992,840

Value	$24,182,269	$23,656,466	$37,007,003	$44,274,879	$22,726,066	$108,061,462	$147,877,152	$62,311,797	$22,262,426	$67,520,855
Dividends receivable	-	-	-	-	-	-	-	-	-	-
Receivable from Massachusetts Mutual Life Insurance Company	-	2,083	-	35,538	-	236,021	216,707	47,046	9,306	6,252

Total assets	24,182,269	23,658,549	37,007,003	44,310,417	22,726,066	108,297,483	148,093,859	62,358,843	22,271,732	67,527,107

LIABILITIES
Annuitant mortality fluctuation reserve	-	-	-	-	-	-	418	-	-	694
Payable to Massachusetts Mutual Life Insurance Company	74,659	-	24,573	-	668	-	-	-	-	-

Total Liabilities	74,659	-	24,573	-	668	-	418	-	-	694

NET ASSETS	$24,107,610	$23,658,549	$36,982,430	$44,310,417	$22,725,398	$108,297,483	$148,093,441	$62,358,843	$22,271,732	$67,526,413

Net Assets:
Accumulation units - value	$24,107,610	$23,658,549	$36,982,430	$44,310,417	$22,725,398	$108,297,483	$148,079,711	$62,358,843	$22,271,732	$67,503,654
Annuity reserves	-	-	-	-	-	-	13,730	-	-	22,759

Net assets	$24,107,610	$23,658,549	$36,982,430	$44,310,417	$22,725,398	$108,297,483	$148,093,441	$62,358,843	$22,271,732	$67,526,413

Outstanding units
Contract owners	1,866,180	1,629,066	3,638,059	3,671,852	1,523,329	9,980,390	11,125,452	4,956,170	1,751,917	6,516,496

UNIT VALUE
Panorama Premier	$14.34	$16.40	$8.94	$11.86	$14.92	$10.52	$15.53	$12.16	$16.74	$9.25
Panorama Passage® (Note 1)
Tier 1	12.84	16.34	8.93	11.81	-	10.66	15.51	12.18	10.91	9.54
Tier 2	12.80	16.30	8.91	11.78	-	10.63	15.47	12.15	10.88	9.51
MassMutual Artistry	8.75	16.01	4.79	11.60	-	7.48	10.41	12.28	7.76	8.34
MassMutual Transitions® (Note 1)
Custom Plan	13.11	14.41	11.78	12.25	-	11.03	13.05	12.74	12.15	11.15
Package Plan I	13.11	14.41	11.78	12.25	-	11.03	13.05	12.74	12.15	11.15
Package Plan II	13.00	14.28	11.67	12.14	-	10.93	12.93	12.62	12.04	11.05
Package Plan III	12.91	14.19	11.59	12.06	-	10.86	12.85	12.54	11.96	10.98
MassMutual EvolutionSM (Note 1)
Tier 1	10.70	11.15	11.16	10.50	-	10.21	11.09	10.62	11.03	10.33
Tier 2	10.66	11.11	11.12	10.47	-	10.18	11.05	10.59	11.00	10.29
Tier 3	10.64	11.09	11.10	10.45	-	10.16	11.03	10.57	10.97	10.27
Tier 4	10.65	11.10	11.11	10.46	-	10.17	11.04	10.58	10.99	10.29
Tier 5	10.62	11.06	11.08	10.42	-	10.14	11.00	10.55	10.95	10.25
Tier 6	10.59	11.04	11.05	10.40	-	10.12	10.98	10.52	10.93	10.23
MassMutual Transitions SelectSM	12.28	12.24	12.04	11.09	-	11.12	12.36	10.55	12.32	11.15

#	Prior to May 1, 2004, this sub-account was called Oppenheimer Multiple Strategies Sub-Account.

See Notes to Financial Statements.

Massachusetts Mutual Variable Annuity Separate Account 4

STATEMENT OF ASSETS AND LIABILITIES (Continued)

December 31, 2004

	Oppenheimer Money Sub-Account	Oppenheimer Strategic Bond Sub-Account	Panorama Growth Sub-Account	Panorama Total Return Sub-Account	Scudder VIT EAFE® Equity Index Sub-Account	Scudder VIT Small Cap Index Sub-Account	T. Rowe Price Blue Chip Growth Sub-Account	T. Rowe Price Equity Income Sub-Account	T. Rowe Price Mid-Cap Growth Sub-Account	Templeton Foreign Securities Sub-Account
ASSETS
Investments
Number of shares	33,233,276	21,419,556	1,489,256	2,565,499	608,844	1,495,676	3,416,972	3,522,188	3,752,509	2,710,141

Identified cost	$33,233,276	$102,958,179	$2,610,742	$3,253,517	$4,768,988	$17,454,751	$27,434,514	$69,395,387	$68,121,355	$32,603,232

Value	$33,233,276	$111,595,885	$2,799,802	$3,437,769	$5,808,367	$21,462,946	$31,060,278	$78,685,688	$88,371,580	$38,890,525
Dividends receivable	18,630	-	-	-	-	-	-	-	-	-
Receivable from Massachusetts Mutual Life Insurance Company	177,635	255,436	-	131	-	1,107	18,675	125,458	-	158,478

Total assets	33,429,541	111,851,321	2,799,802	3,437,900	5,808,367	21,464,053	31,078,953	78,811,146	88,371,580	39,049,003

LIABILITIES
Annuitant mortality fluctuation reserve	-	-	-	-	-	-	-	-	-	-
Payable to Massachusetts Mutual Life Insurance Company	-	-	49	-	5,101	-	-	-	11,670	-

Total Liabilities	-	-	49	-	5,101	-	-	-	11,670	-

NET ASSETS	$33,429,541	$111,851,321	$2,799,753	$3,437,900	$5,803,266	$21,464,053	$31,078,953	$78,811,146	$88,359,910	$39,049,003

Net Assets:
Accumulation units - value	$33,429,541	$111,851,321	$2,799,753	$3,437,900	$5,803,266	$21,464,053	$31,078,953	$78,811,146	$88,359,910	$39,049,003
Annuity reserves	-	-	-	-	-	-	-	-	-	-

Net assets	$33,429,541	$111,851,321	$2,799,753	$3,437,900	$5,803,266	$21,464,053	$31,078,953	$78,811,146	$88,359,910	$39,049,003

Outstanding units
Contract owners	3,151,653	8,561,743	242,416	280,536	517,989	1,604,276	2,722,668	6,627,759	6,122,064	3,367,745

UNIT VALUE
Panorama Premier	$12.25	$14.23	$12.15	$12.92	$7.76	$14.61	$12.83	$13.80	$20.42	$10.75
Panorama Passage® (Note 1)
Tier 1	10.67	14.09	8.47	9.97	7.73	14.83	12.81	13.78	15.34	10.97
Tier 2	10.64	14.05	8.45	9.94	7.71	14.79	12.77	13.74	15.30	10.94
MassMutual Artistry	10.42	13.70	8.26	9.32	8.17	12.48	12.87	13.85	11.81	9.82
MassMutual Transitions® (Note 1)
Custom Plan	10.01	13.03	-	-	12.05	13.22	11.38	11.88	12.88	11.87
Package Plan I	10.01	13.03	-	-	12.05	13.22	11.38	11.88	12.88	11.87
Package Plan II	9.92	12.91	-	-	11.94	13.11	11.27	11.78	12.76	11.77
Package Plan III	9.86	12.83	-	-	11.86	13.02	11.20	11.70	12.68	11.69
MassMutual EvolutionSM (Note 1)
Tier 1	9.95	10.61	-	-	11.26	10.88	10.30	10.81	-	11.02
Tier 2	9.92	10.58	-	-	11.23	10.84	10.27	10.77	-	10.98
Tier 3	9.89	10.56	-	-	11.20	10.82	10.25	10.75	-	10.96
Tier 4	9.91	10.57	-	-	11.22	10.83	10.26	10.77	-	10.97
Tier 5	9.87	10.53	-	-	11.18	10.80	10.23	10.73	-	10.93
Tier 6	9.85	10.51	-	-	11.16	10.77	10.21	10.71	-	10.91
MassMutual Transitions SelectSM	10.01	10.60	-	-	11.91	12.31	11.34	11.30	-	11.68

See Notes to Financial Statements.

Massachusetts Mutual Variable Annuity Separate Account 4

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

For The Year Ended December 31, 2004

	American Century® VP Income & Growth Sub-Account	American Century® VP Value Sub-Account	American Funds® Asset Allocation Sub-Account	American Funds® Growth-Income Sub-Account	Calvert Social Balanced Sub-Account	Fidelity® VIP Contrafund® Sub-Account	Fidelity® VIP Growth Sub-Account	Fidelity® VIP Growth Opportunities Sub-Account	Franklin Small Cap Value Securities Sub-Account	*INVESCO Financial Services Sub-Account	**INVESCO Health Sciences Sub-Account
Investment income
Dividends	$625,798	$973,704	$1,624,207	$1,101,578	$140,460	$235,140	$36,566	$12,851	$26,175	$39,576	$-

Expenses
Mortality and expense risk fees and administrative charges	559,605	704,979	601,245	887,962	63,341	960,640	297,051	37,520	172,797	55,134	130,608

Net investment income (loss)	66,193	268,725	1,022,962	213,616	77,119	(725,500)	(260,485)	(24,669)	(146,622)	(15,558)	(130,608)

Net realized and unrealized gain (loss) on investments
Net realized gain (loss) on investments	(109,937)	449,004	186,184	221,424	128,107	(168,022)	(765,753)	(237,658)	172,791	74,007	42,349
Change in net unrealized appreciation/depreciation of investments	5,833,745	8,218,204	4,137,651	9,635,781	309,668	14,107,039	1,845,990	408,367	4,512,260	301,851	848,337

Net gain (loss) on investments	5,723,808	8,667,208	4,323,835	9,857,205	437,775	13,939,017	1,080,237	170,709	4,685,051	375,858	890,686

Net increase (decrease) in net assets resulting from operations	5,790,001	8,935,933	5,346,797	10,070,821	514,894	13,213,517	819,752	146,040	4,538,429	360,300	760,078

Capital transactions:
Transfer of net premiums	11,421,754	28,338,816	43,311,378	73,730,013	3,026,113	39,600,614	10,836,096	100,886	21,463,583	1,269,786	3,516,861
Transfers due to death benefits	(328,679)	(430,303)	(132,503)	(249,139)	(5,342)	(340,903)	(32,288)	(55,079)	(159,636)	(4,930)	(75,710)
Transfers due to annuity benefit payments	-	-	(1,674)	-	-	-	-	-	-	-	-
Transfers due to withdrawal of funds	(1,787,743)	(2,158,203)	(1,719,396)	(2,872,718)	(163,676)	(3,352,830)	(1,302,391)	(218,453)	(310,224)	(208,981)	(534,294)
Transfers due to loans, net of repayments	778	(7,912)	(4,754)	(4,947)	1,715	(3,443)	178	573	(689)	134	(1,880)
Transfers due to cost of insurance	(75,864)	(161,859)	(200,474)	(317,710)	(18,372)	(201,669)	(62,418)	-	(76,104)	(11,625)	(24,172)
Transfers due to administrative and contingent deferred sales charges	(2,584)	(2,060)	(838)	(742)	(70)	(2,082)	(950)	(348)	(96)	(431)	(953)
Transfers due to net charge (credit) to annuitant mortality fluctuation	-	-	(11,943)	-	-	-	-	-	-	-	-
Transfers between Sub-Accounts and to/from Fixed Account	2,835,975	6,070,283	17,885,004	22,237,438	1,008,234	9,504,027	2,534,415	(157,788)	5,205,676	269,871	1,184,492

Net increase (decrease) in net assets resulting from capital transactions	12,063,637	31,648,762	59,124,800	92,522,195	3,848,602	45,203,714	11,972,642	(330,209)	26,122,510	1,313,824	4,064,344

Total increase (decrease)	17,853,638	40,584,695	64,471,597	102,593,016	4,363,496	58,417,231	12,792,394	(184,169)	30,660,939	1,674,124	4,824,422

NET ASSETS, at beginning of the year	40,468,515	49,088,948	29,648,828	42,584,763	4,206,977	63,656,626	20,768,442	2,850,316	5,822,537	4,046,982	9,228,958

NET ASSETS, at end of the year	$58,322,153	$89,673,643	$94,120,425	$145,177,779	$8,570,473	$122,073,857	$33,560,836	$2,666,147	$36,483,476	$5,721,106	$14,053,380

*	This Sub-Account invests in AIM V.I. Financial Services Fund (Series I) (prior to October 15, 2004, known as INVESCO VIF-Financial Services Fund).
**	This Sub-Account invests in AIM V.I. Health Sciences Fund (Series I) (prior to October 15, 2004, known as INVESCO VIF-Health Sciences Fund).

See Notes to Financial Statements.

Massachusetts Mutual Variable Annuity Separate Account 4

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2004

	***INVESCO Technology Sub-Account	Janus Aspen Balanced (Institutional) Sub-Account	Janus Aspen Balanced (Service) Sub-Account	Janus Aspen Capital Appreciation (Institutional) Sub-Account	Janus Aspen Capital Appreciation (Service) Sub-Account	Janus Aspen Worldwide Growth (Institutional) Sub-Account	Janus Aspen Worldwide Growth (Service) Sub-Account	MFS® Investors Trust Sub-Account	MFS® New Discovery Sub-Account	MML Blend Sub-Account
Investment income
Dividends	$-	$288,749	$463,089	$31,329	$2,874	$114,364	$57,100	$49,880	$-	$736,259

Expenses
Mortality and expense risk fees and administrative charges	68,693	173,359	179,220	172,847	86,719	158,397	53,327	92,951	54,395	333,076

Net investment income (loss)	(68,693)	115,390	283,869	(141,518)	(83,845)	(44,033)	3,773	(43,071)	(54,395)	403,183

Net realized and unrealized gain (loss) on investments
Net realized gain (loss) on investments	(117,477)	(1,337)	199,582	(658,218)	179,407	(1,203,465)	90,022	(34,494)	31,911	(987,775)
Change in net unrealized appreciation/depreciation of investments	520,915	767,010	970,536	2,744,947	1,502,642	1,596,890	193,609	957,068	613,352	2,569,152

Net gain (loss) on investments	403,438	765,673	1,170,118	2,086,729	1,682,049	393,425	283,631	922,574	645,263	1,581,377

Net increase (decrease) in net assets resulting from operations	334,745	881,063	1,453,987	1,945,211	1,598,204	349,392	287,404	879,503	590,868	1,984,560

Capital transactions:
Transfer of net premiums	2,371,795	517,991	5,770,664	234,762	3,153,914	284,135	2,300,038	1,669,796	4,296,244	5,991,795
Transfers due to death benefits	(110,519)	(29,787)	(65,777)	(109,028)	(12,033)	(106,741)	(76,536)	(54,141)	-	(420,145)
Transfers due to annuity benefit payments	(272)	-	-	-	-	-	-	-	-	-
Transfers due to withdrawal of funds	(225,103)	(452,548)	(676,594)	(834,420)	(182,255)	(725,145)	(93,195)	(240,205)	(166,533)	(1,427,688)
Transfers due to loans, net of repayments	(1,727)	(2,850)	-	(1,771)	-	615	-	5	-	(17,276)
Transfers due to cost of insurance	(17,391)	-	(59,344)	-	(26,156)	-	(15,808)	(16,462)	(19,894)	(21,989)
Transfers due to administrative and contingent deferred sales charges	(510)	(1,795)	-	(1,222)	-	(933)	-	(298)	(49)	(862)
Transfers due to net charge (credit) to annuitant mortality fluctuation	68	-	-	-	-	-	-	-	-	-
Transfers between Sub-Accounts and to/from Fixed Account	560,177	(1,017,717)	189,057	(548,395)	377,667	(889,948)	246,024	437,279	992,625	(20,785)

Net increase (decrease) in net assets resulting from capital transactions	2,576,518	(986,706)	5,158,006	(1,260,074)	3,311,137	(1,438,017)	2,360,523	1,795,974	5,102,393	4,083,050

Total increase (decrease)	2,911,263	(105,643)	6,611,993	685,137	4,909,341	(1,088,625)	2,647,927	2,675,477	5,693,261	6,067,610

NET ASSETS, at beginning of the year	5,072,909	13,381,127	16,028,833	12,693,141	7,410,941	12,394,356	4,323,589	7,105,877	3,181,709	23,757,649

NET ASSETS, at end of the year	$7,984,172	$13,275,484	$22,640,826	$13,378,278	$12,320,282	$11,305,731	$6,971,516	$9,781,354	$8,874,970	$29,825,259

***	This Sub-Account invests in AIM V.I. Technology Fund (Series I) (prior to October 15, 2004, known as INVESCO VIF-Technology Fund).

See Notes to Financial Statements.

Massachusetts Mutual Variable Annuity Separate Account 4

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2004

	MML Emerging Growth Sub-Account	MML Enhanced Index Core Equity Sub-Account	MML Equity Sub-Account	MML Equity Index Sub-Account	MML Growth Equity Sub-Account	MML Inflation- Protected Bond Sub-Account	MML Large Cap Value Sub-Account	MML Managed Bond Sub-Account	MML OTC 100 Sub-Account	MML Small Cap Equity Sub-Account
Investment income
Dividends	$-	$62,440	$484,572	$371,038	$29,087	$1,485,776	$235,550	$3,523,140	$5,797	$374,553

Expenses
Mortality and expense risk fees and administrative charges	43,851	42,144	252,045	218,212	60,334	282,641	242,461	722,881	12,619	171,942

Net investment income (loss)	(43,851)	20,296	232,527	152,826	(31,247)	1,203,135	(6,911)	2,800,259	(6,822)	202,611

Net realized and unrealized gain (loss) on investments
Net realized gain (loss) on investments	97,597	60,930	(860,599)	(593,019)	(364,725)	17,174	162,620	41,793	104,528	306,528
Change in net unrealized appreciation/depreciation of investments	618,890	304,377	3,690,570	2,232,397	630,409	227,693	2,509,037	(425,738)	(8,566)	1,910,576

Net gain (loss) on investments	716,487	365,307	2,829,971	1,639,378	265,684	244,867	2,671,657	(383,945)	95,962	2,217,104

Net increase (decrease) in net assets resulting from operations	672,636	385,603	3,062,498	1,792,204	234,437	1,448,002	2,664,746	2,416,314	89,140	2,419,715

Capital transactions:
Transfer of net premiums	2,333,369	1,153,171	5,030,285	5,907,360	1,605,106	27,835,921	14,663,718	27,829,191	61,226	4,247,168
Transfers due to death benefits	(61,605)	(3,234)	(131,030)	(56,117)	(14,469)	(101,185)	(172,616)	(225,150)	-	(98,960)
Transfers due to annuity benefit payments	-	-	-	-	-	-	-	-	-	-
Transfers due to withdrawal of funds	(156,591)	(878,112)	(1,743,623)	(802,845)	(204,938)	(795,445)	(844,838)	(3,267,207)	(99,061)	(684,142)
Transfers due to loans, net of repayments	(1,573)	-	(31,445)	(3,277)	(3,073)	(3,862)	(1,945)	(5,347)	-	(2,534)
Transfers due to cost of insurance	(11,431)	(9,985)	(22,407)	(38,587)	(10,497)	(97,219)	(70,473)	(194,884)	(106)	(25,486)
Transfers due to administrative and contingent deferred sales charges	(143)	(200)	(614)	(1,082)	(146)	(111)	(1,096)	(981)	(106)	(1,421)
Transfers due to net charge (credit) to annuitant mortality fluctuation	-	-	-	-	-	-	-	-	-	-
Transfers between Sub-Accounts and to/from Fixed Account	479,994	266,596	1,161,209	1,077,354	211,966	9,724,663	2,293,494	6,586,108	(109,838)	943,549

Net increase (decrease) in net assets resulting from capital transactions	2,582,020	528,236	4,262,375	6,082,806	1,583,949	36,562,762	15,866,244	30,721,730	(147,885)	4,378,174

Total increase (decrease)	3,254,656	913,839	7,324,873	7,875,010	1,818,386	38,010,764	18,530,990	33,138,044	(58,745)	6,797,889

NET ASSETS, at beginning of the year	2,898,371	3,805,106	18,153,315	15,659,873	4,639,923	10,856,137	15,562,982	55,361,694	1,050,328	12,456,383

NET ASSETS, at end of the year	$6,153,027	$4,718,945	$25,478,188	$23,534,883	$6,458,309	$48,866,901	$34,093,972	$88,499,738	$991,583	$19,254,272

See Notes to Financial Statements.

Massachusetts Mutual Variable Annuity Separate Account 4

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2004

	MML Small Cap Growth Equity Sub-Account	MML Small Company Opportunities Sub-Account	Oppenheimer Aggressive Growth Sub-Account	#Oppenheimer Balanced Sub-Account	Oppenheimer Bond Sub-Account	Oppenheimer Capital Appreciation Sub-Account	Oppenheimer Global Securities Sub-Account	Oppenheimer High Income Sub-Account	Oppenheimer International Growth Sub-Account	Oppenheimer Main Street Sub-Account
Investment income
Dividends	$-	$1,600,249	$-	$288,819	$1,164,718	$194,313	$935,048	$2,498,012	$194,553	$448,500

Expenses
Mortality and expense risk fees and administrative charges	169,008	151,756	280,127	372,904	321,185	821,021	1,031,779	498,690	171,980	657,164

Net investment income (loss)	(169,008)	1,448,493	(280,127)	(84,085)	843,533	(626,708)	(96,731)	1,999,322	22,573	(208,664)

Net realized and unrealized gain (loss) on investments
Net realized gain (loss) on investments	(45,977)	304,820	(1,347,629)	94,842	(66,174)	(313,139)	260,231	560,744	(243,970)	(452,759)
Change in net unrealized appreciation/depreciation of investments	2,672,916	1,431,206	6,379,224	3,389,827	172,270	6,824,487	20,064,593	1,245,917	3,254,824	5,614,521

Net gain (loss) on investments	2,626,939	1,736,026	5,031,595	3,484,669	106,096	6,511,348	20,324,824	1,806,661	3,010,854	5,161,762

Net increase (decrease) in net assets resulting from operations	2,457,931	3,184,519	4,751,468	3,400,584	949,629	5,884,640	20,228,093	3,805,983	3,033,427	4,953,098

Capital transactions:
Transfer of net premiums	10,879,930	9,931,048	15,295,856	11,790,285	833,669	43,684,120	56,446,093	19,218,282	7,376,214	13,019,742
Transfers due to death benefits	(10,297)	(53,231)	(164,539)	(200,468)	(567,112)	(394,014)	(384,668)	(154,409)	(104,694)	(427,772)
Transfers due to annuity benefit payments	-	-	-	-	-	-	(846)	-	-	(1,504)
Transfers due to withdrawal of funds	(747,499)	(431,709)	(1,068,321)	(1,453,659)	(1,483,701)	(2,382,752)	(3,130,152)	(1,952,288)	(486,406)	(2,288,435)
Transfers due to loans, net of repayments	(212)	-	(6,784)	(1,705)	-	(3,700)	(12,957)	(1,253)	(966)	(3,030)
Transfers due to cost of insurance	(44,194)	(47,613)	(54,515)	(70,331)	-	(206,585)	(248,329)	(105,390)	(34,891)	(107,757)
Transfers due to administrative and contingent deferred sales charges	(614)	(106)	(949)	(1,072)	(1,849)	(2,483)	(1,943)	(1,424)	(448)	(2,318)
Transfers due to net charge (credit) to annuitant mortality fluctuation	-	-	-	-	-	-	157	-	-	337
Transfers between Sub-Accounts and to/from Fixed Account	683,454	1,106,545	1,432,917	5,802,133	(3,030,645)	7,723,935	10,907,388	5,433,241	1,396,430	3,160,242

Net increase (decrease) in net assets resulting from capital transactions	10,760,568	10,504,934	15,433,665	15,865,183	(4,249,638)	48,418,521	63,574,743	22,436,759	8,145,239	13,349,505

Total increase (decrease)	13,218,499	13,689,453	20,185,133	19,265,767	(3,300,009)	54,303,161	83,802,836	26,242,742	11,178,666	18,302,603

NET ASSETS, at beginning of the year	10,889,111	9,969,096	16,797,297	25,044,650	26,025,407	53,994,322	64,290,605	36,116,101	11,093,066	49,223,810

NET ASSETS, at end of the year	$24,107,610	$23,658,549	$36,982,430	$44,310,417	$22,725,398	$108,297,483	$148,093,441	$62,358,843	$22,271,732	$67,526,413

#	Prior to May 1, 2004, this Sub-Account was called Oppenheimer Multiple Strategies Sub-Account.

See Notes to Financial Statements.

Massachusetts Mutual Variable Annuity Separate Account 4

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2004

	Oppenheimer Money Sub-Account	Oppenheimer Strategic Bond Sub-Account	Panorama Growth Sub-Account	Panorama Total Return Sub-Account	Scudder VIT EAFE® Equity Index Sub-Account	Scudder VIT Small Cap Index Sub-Account	T. Rowe Price Blue Chip Growth Sub-Account	T. Rowe Price Equity Income Sub-Account	T. Rowe Price Mid-Cap Growth Sub-Account	Templeton Foreign Securities Sub-Account
Investment income
Dividends	$316,669	$3,259,285	$29,702	$75,995	$86,946	$53,296	$164,279	$2,325,547	$-	$235,876

Expenses
Mortality and expense risk fees and administrative charges	371,346	858,375	36,891	49,478	41,593	149,759	200,717	464,200	836,786	253,346

Net investment income (loss)	(54,677)	2,400,910	(7,189)	26,517	45,353	(96,463)	(36,438)	1,861,347	(836,786)	(17,470)

Net realized and unrealized gain (loss) on investments
Net realized gain (loss) on investments	-	266,047	(64,026)	(92,580)	57,937	137,232	65,554	147,373	975,000	9,449
Change in net unrealized appreciation/depreciation of investments	-	4,134,393	271,120	327,302	680,657	2,651,034	2,004,342	5,565,212	12,240,466	4,669,140

Net gain (loss) on investments	-	4,400,440	207,094	234,722	738,594	2,788,266	2,069,896	5,712,585	13,215,466	4,678,589

Net increase (decrease) in net assets resulting from operations	(54,677)	6,801,350	199,905	261,239	783,947	2,691,803	2,033,458	7,573,932	12,378,680	4,661,119

Capital transactions:
Transfer of net premiums	27,328,023	43,253,257	77,574	34,886	2,026,210	8,309,285	12,686,275	35,155,117	13,656,703	17,015,430
Transfers due to death benefits	(546,077)	(325,565)	(3,639)	(68,825)	-	(89,829)	(114,352)	(200,194)	(475,352)	(42,929)
Transfers due to annuity benefit payments	-	-	-	-	-	-	-	-	-	-
Transfers due to withdrawal of funds	(6,688,837)	(3,270,311)	(189,432)	(332,788)	(106,835)	(611,894)	(412,227)	(1,194,706)	(3,166,952)	(743,918)
Transfers due to loans, net of repayments	(24,136)	(3,733)	1,158	-	(1,167)	(1,151)	751	694	(3,690)	(8,399)
Transfers due to cost of insurance	(69,423)	(199,946)	-	-	(11,732)	(40,450)	(72,363)	(169,493)	(123,977)	(77,849)
Transfers due to administrative and contingent deferred sales charges	(2,650)	(2,621)	(415)	(523)	(90)	(373)	(20)	(178)	(2,926)	(356)
Transfers due to net charge (credit) to annuitant mortality fluctuation	-	-	-	-	-	-	-	-	-	-
Transfers between Sub-Accounts and to/from Fixed Account	(16,383,782)	9,688,782	(28,967)	(185,567)	587,530	2,079,677	4,150,366	9,460,791	5,446,525	3,277,857

Net increase (decrease) in net assets resulting from capital transactions	3,613,118	49,139,863	(143,721)	(552,817)	2,493,916	9,645,265	16,238,430	43,052,031	15,330,331	19,419,836

Total increase (decrease)	3,558,441	55,941,213	56,184	(291,578)	3,277,863	12,337,068	18,271,888	50,625,963	27,709,011	24,080,955

NET ASSETS, at beginning of the year	29,871,100	55,910,108	2,743,569	3,729,478	2,525,403	9,126,985	12,807,065	28,185,183	60,650,899	14,968,048

NET ASSETS, at end of the year	$33,429,541	$111,851,321	$2,799,753	$3,437,900	$5,803,266	$21,464,053	$31,078,953	$78,811,146	$88,359,910	$39,049,003

See Notes to Financial Statements.

Massachusetts Mutual Variable Annuity Separate Account 4

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

For The Year Ended December 31, 2003

	American Century® VP Income & Growth Sub-Account	American Century® VP Value Sub-Account	#American Funds® Asset Allocation Sub-Account	#American Funds® Growth-Income Sub-Account	Calvert Social Balanced Sub-Account	Fidelity® VIP Contrafund® Sub-Account	Fidelity® VIP Growth Sub-Account	Fidelity® VIP Growth Opportunities Sub-Account	#Franklin Small Cap Value Securities Sub-Account	INVESCO Financial Services Sub-Account	INVESCO Health Sciences Sub-Account

Investment income
Dividends (Note 3B)	$298,099	$240,095	$494,933	$301,157	$74,015	$134,601	$17,593	$16,101	$473	$18,588	$-

Expenses
Mortality and expense risk fees (Note 7B)	344,585	346,653	75,772	99,912	24,011	484,451	150,632	35,298	13,902	34,322	72,890

Net investment income (loss) (Note 3C)	(46,486)	(106,558)	419,161	201,245	50,004	(349,850)	(133,039)	(19,197)	(13,429)	(15,734)	(72,890)

Net realized and unrealized gain (loss) on investments
Net realized gain (loss) on investments (Notes 3B, 3C and 5)	(617,994)	(83,841)	38,369	12,163	(5,499)	(786,819)	(1,001,301)	(271,791)	11,602	(78,460)	(247,622)
Change in net unrealized appreciation/depreciation of investments	8,044,191	8,802,089	1,405,675	3,157,075	353,512	11,829,583	4,654,069	914,084	594,062	809,784	1,768,522

Net gain (loss) on investments	7,426,197	8,718,248	1,444,044	3,169,238	348,013	11,042,764	3,652,768	642,293	605,664	731,324	1,520,900

Net increase (decrease) in net assets resulting from operations	7,379,711	8,611,690	1,863,205	3,370,483	398,017	10,692,914	3,519,729	623,096	592,235	715,590	1,448,010

Capital transactions (Note 6):
Transfer of net premiums	9,854,709	14,189,159	18,598,270	26,954,815	1,969,015	18,142,163	7,174,018	111,447	3,595,002	923,453	2,518,811
Transfers due to withdrawal of funds	(1,350,346)	(1,249,221)	(229,779)	(303,035)	(57,924)	(1,695,933)	(656,484)	(215,204)	(36,759)	(136,467)	(246,345)
Transfers due to policy loans, net of repayments (Note 3D)	(3,889)	(5,051)	-	-	(50)	(4,690)	(2,296)	(3,133)	-	(1,026)	(1,197)
Transfers due to annuity benefit payments	-	-	-	-	-	-	-	-	-	-	-
Transfers due to death benefits	(136,316)	(180,044)	-	-	(13,498)	(220,519)	(81,124)	(4,182)	-	(35,422)	(32,046)
Transfers due to reimbursement (payment) of accumulation unit value fluctuation	(35,048)	(40,776)	(57,140)	(85,916)	(6,757)	(74,334)	(33,405)	(158)	(9,205)	(5,512)	(11,400)
Transfers due to administrative and contingent deferred sales charges	(2,024)	(1,508)	(109)	(94)	(82)	(1,705)	(810)	(304)	(5)	(414)	(886)
Transfers due to net charge (credit) to annuitant mortality fluctuation reserve	-	-	-	-	-	-	-	-	-	-	-
Transfers between Sub-Accounts and to/from the Fixed Account	4,836,743	9,380,644	9,474,381	12,648,510	969,010	11,014,868	2,819,575	(41,128)	1,681,269	458,775	1,401,052

Net increase (decrease) in net assets resulting from capital transactions	13,163,829	22,093,203	27,785,623	39,214,280	2,859,714	27,159,850	9,219,474	(152,662)	5,230,302	1,203,387	3,627,989

Total increase (decrease)	20,543,540	30,704,893	29,648,828	42,584,763	3,257,731	37,852,764	12,739,203	470,434	5,822,537	1,918,977	5,075,999

NET ASSETS, at beginning of the year	19,924,975	18,384,055	-	-	949,246	25,803,862	8,029,239	2,379,882	-	2,128,005	4,152,959

NET ASSETS, at end of the year	$40,468,515	$49,088,948	$29,648,828	$42,584,763	$4,206,977	$63,656,626	$20,768,442	$2,850,316	$5,822,537	$4,046,982	$9,228,958

#	For the Period May 1, 2003 (Commencement of Operations) Through December 31, 2003

See Notes to Financial Statements.

Massachusetts Mutual Variable Annuity Separate Account 4

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2003

	INVESCO Technology Sub-Account	Janus Aspen Balanced (Institutional) Sub-Account	Janus Aspen Balanced (Service) Sub-Account	Janus Aspen Capital Appreciation (Institutional) Sub-Account	Janus Aspen Capital Appreciation (Service) Sub-Account	Janus Aspen Worldwide Growth (Institutional) Sub-Account	Janus Aspen Worldwide Growth (Service) Sub-Account	MFS® Investors Trust Sub-Account	MFS® New Discovery Sub-Account	MML Blend Sub-Account	MML Emerging Growth Sub-Account

Investment income
Dividends (Note 3B)	$-	$275,446	$229,983	$57,864	$12,851	$130,830	$22,268	$29,028	$-	$521,896	$-

Expenses
Mortality and expense risk fees (Note 7B)	34,850	166,336	95,194	168,944	42,326	160,841	21,561	59,981	13,347	250,970	14,569

Net investment income (loss) (Note 3C)	(34,850)	109,110	134,789	(111,080)	(29,475)	(30,011)	707	(30,953)	(13,347)	270,926	(14,569)

Net realized and unrealized gain (loss) on investments
Net realized gain (loss) on investments (Notes 3B, 3C and 5)	(923,129)	(199,887)	48,772	(1,332,307)	65,070	(2,137,533)	103	(273,409)	(952)	(1,270,276)	(117,433)
Change in net unrealized appreciation/depreciation of investments	1,972,622	1,589,239	1,199,713	3,546,496	863,468	4,489,795	646,138	1,302,115	385,995	4,165,385	561,093

Net gain (loss) on investments	1,049,493	1,389,352	1,248,485	2,214,189	928,538	2,352,262	646,241	1,028,706	385,043	2,895,109	443,660

Net increase (decrease) in net assets resulting from operations	1,014,643	1,498,462	1,383,274	2,103,109	899,063	2,322,251	646,948	997,753	371,696	3,166,035	429,091

Capital transactions (Note 6):
Transfer of net premiums	1,671,179	1,075,321	6,490,384	393,593	3,516,843	340,301	2,052,530	2,193,720	1,704,693	3,649,494	1,188,259
Transfers due to withdrawal of funds	(148,152)	(763,323)	(218,617)	(958,483)	(41,419)	(808,928)	(24,602)	(210,279)	(12,193)	(955,102)	(43,704)
Transfers due to policy loans, net of repayments (Note 3D)	(1,031)	(3,200)	-	(2,423)	-	601	-	(303)	-	(13,264)	(705)
Transfers due to annuity benefit payments	(247)	-	-	-	-	-	-	-	-	-	-
Transfers due to death benefits	(576)	(59,377)	(31,214)	(60,566)	(3,066)	(54,260)	-	(3,300)	(7,545)	(52,967)	-
Transfers due to reimbursement (payment) of accumulation unit value fluctuation	(7,542)	903	(39,336)	283	(12,753)	102	(6,589)	(8,424)	(7,364)	(17,654)	(4,628)
Transfers due to administrative and contingent deferred sales charges	(479)	(1,799)	-	(1,204)	-	(1,004)	-	(286)	-	(920)	(95)
Transfers due to net charge (credit) to annuitant mortality fluctuation reserve	18	-	-	-	-	-	-	-	-	-	-
Transfers between Sub-Accounts and to/from the Fixed Account	774,406	709,778	4,944,535	(831,807)	1,791,153	(990,571)	1,082,427	513,558	774,748	1,177,414	809,830

Net increase (decrease) in net assets resulting from capital transactions	2,287,576	958,303	11,145,752	(1,460,607)	5,250,758	(1,513,759)	3,103,766	2,484,686	2,452,339	3,787,001	1,948,957

Total increase (decrease)	3,302,219	2,456,765	12,529,026	642,502	6,149,821	808,492	3,750,714	3,482,439	2,824,035	6,953,036	2,378,048

NET ASSETS, at beginning of the year	1,770,690	10,924,362	3,499,807	12,050,639	1,261,120	11,585,864	572,875	3,623,438	357,674	16,804,613	520,323

NET ASSETS, at end of the year	$5,072,909	$13,381,127	$16,028,833	$12,693,141	$7,410,941	$12,394,356	$4,323,589	$7,105,877	$3,181,709	$23,757,649	$2,898,371

See Notes to Financial Statements.

Massachusetts Mutual Variable Annuity Separate Account 4

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2003

	MML Enhanced Index Core Equity Sub-Account	MML Equity Sub-Account	MML Equity Index Sub-Account	MML Growth Equity Sub-Account	#MML Inflation- Protected Bond Sub-Account	MML Large Cap Value Sub-Account	MML Managed Bond Sub-Account	MML OTC 100 Sub-Account	MML Small Cap Equity Sub-Account	MML Small Cap Growth Equity Sub-Account	MML Small Company Opportunities Sub-Account

Investment income
Dividends (Note 3B)	$32,508	$286,241	$180,487	$876	$101,426	$97,213	$2,230,515	$-	$20,671	$-	$424,199

Expenses
Mortality and expense risk fees (Note 7B)	24,554	179,675	130,743	37,866	30,732	98,319	407,108	8,498	110,818	71,819	56,724

Net investment income (loss) (Note 3C)	7,954	106,566	49,744	(36,990)	70,694	(1,106)	1,823,407	(8,498)	(90,147)	(71,819)	367,475

Net realized and unrealized gain (loss) on investments
Net realized gain (loss) on investments (Notes 3B, 3C and 5)	(10,521)	(1,964,697)	(578,059)	(264,109)	(2,834)	(47,407)	89,469	27,665	99,027	(397,994)	23,319
Change in net unrealized appreciation/depreciation of investments	594,804	5,275,784	3,188,391	881,221	109,795	2,657,735	(329,980)	207,856	2,416,149	2,784,452	1,656,089

Net gain (loss) on investments	584,283	3,311,087	2,610,332	617,112	106,961	2,610,328	(240,511)	235,521	2,515,176	2,386,458	1,679,408

Net increase (decrease) in net assets resulting from operations	592,237	3,417,653	2,660,076	580,122	177,655	2,609,222	1,582,896	227,023	2,425,029	2,314,639	2,046,883

Capital transactions (Note 6):
Transfer of net premiums	1,712,652	2,929,741	4,774,557	1,657,471	7,760,226	5,674,084	24,592,418	203,030	2,736,638	3,510,275	3,892,697
Transfers due to withdrawal of funds	(95,134)	(815,530)	(543,907)	(106,878)	(158,292)	(274,617)	(1,214,629)	(25,987)	(468,086)	(306,728)	(197,507)
Transfers due to policy loans, net of repayments (Note 3D)	-	(13,869)	(752)	(1,028)	-	(497)	(9,114)	-	(19)	(1,491)	-
Transfers due to annuity benefit payments	-	-	-	-	-	-	-	-	-	-	-
Transfers due to death benefits	(10,376)	(9,618)	(43,874)	-	-	(4,184)	(322,866)	-	(19,287)	(1,679)	(19,312)
Transfers due to reimbursement (payment) of accumulation unit value fluctuation	(7,298)	(10,589)	(20,732)	(6,595)	(26,735)	(33,521)	(109,703)	852	(12,229)	(13,411)	(22,788)
Transfers due to administrative and contingent deferred sales charges	(166)	(476)	(794)	(128)	(44)	(947)	(1,093)	(79)	(1,222)	(446)	(67)
Transfers due to net charge (credit) to annuitant mortality fluctuation reserve	-	-	-	-	-	-	-	-	-	-	-
Transfers between Sub-Accounts and to/from the Fixed Account	693,015	512,917	1,277,289	407,654	3,103,327	3,075,043	11,415,638	218,236	1,012,731	1,689,915	1,885,163

Net increase (decrease) in net assets resulting from capital transactions	2,292,693	2,592,576	5,441,787	1,950,496	10,678,482	8,435,361	34,350,651	396,052	3,248,526	4,876,435	5,538,186

Total increase (decrease)	2,884,930	6,010,229	8,101,863	2,530,618	10,856,137	11,044,583	35,933,547	623,075	5,673,555	7,191,074	7,585,069

NET ASSETS, at beginning of the year	920,176	12,143,086	7,558,010	2,109,305	-	4,518,399	19,428,147	427,253	6,782,828	3,698,037	2,384,027

NET ASSETS, at end of the year	$3,805,106	$18,153,315	$15,659,873	$4,639,923	$10,856,137	$15,562,982	$55,361,694	$1,050,328	$12,456,383	$10,889,111	$9,969,096

#	For the Period May 1, 2003 (Commencement of Operations) Through December 31, 2003

See Notes to Financial Statements.

Massachusetts Mutual Variable Annuity Separate Account 4

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2003

	Oppenheimer Aggressive Growth Sub-Account	Oppenheimer Bond Sub-Account	Oppenheimer Capital Appreciation Sub-Account	Oppenheimer Global Securities Sub-Account	Oppenheimer High Income Sub-Account	Oppenheimer International Growth Sub-Account	##Oppenheimer Main Street Sub-Account	Oppenheimer Money Sub-Account	Oppenhemier Multiple Strategies Sub-Account	Oppenhemier Strategic Bond Sub-Account	Panorama Growth Sub-Account

Investment income
Dividends (Note 3B)	$-	$1,550,695	$83,205	$199,457	$925,179	$76,038	$258,206	$273,428	$323,388	$1,610,748	$27,258

Expenses
Mortality and expense risk fees (Note 7B)	159,233	372,473	350,895	418,163	236,408	75,229	408,270	437,267	183,699	418,548	33,590

Net investment income (loss) (Note 3C)	(159,233)	1,178,222	(267,690)	(218,706)	688,771	809	(150,064)	(163,839)	139,689	1,192,200	(6,332)

Net realized and unrealized gain (loss) on investments
Net realized gain (loss) on investments (Notes 3B, 3C and 5)	(2,479,769)	95,654	(787,842)	(1,424,503)	(80,062)	(436,679)	(1,123,093)	-	(93,863)	190,442	(265,024)
Change in net unrealized appreciation/depreciation of investments	5,206,395	131,268	9,584,089	16,276,582	3,367,834	3,343,973	9,504,114	-	3,413,138	4,165,134	833,472

Net gain (loss) on investments	2,726,626	226,922	8,796,247	14,852,079	3,287,772	2,907,294	8,381,021	-	3,319,275	4,355,576	568,448

Net increase (decrease) in net assets resulting from operations	2,567,393	1,405,144	8,528,557	14,633,373	3,976,543	2,908,103	8,230,957	(163,839)	3,458,964	5,547,776	562,116

Capital transactions (Note 6):
Transfer of net premiums	4,169,526	1,610,391	20,270,114	20,779,260	14,245,661	3,163,738	13,180,541	29,791,046	6,889,461	21,447,633	85,781
Transfers due to withdrawal of funds	(755,214)	(2,797,485)	(1,202,727)	(1,475,875)	(909,036)	(272,667)	(1,811,402)	(12,423,159)	(654,070)	(1,778,736)	(149,687)
Transfers due to policy loans, net of repayments (Note 3D)	(9,782)	-	(543)	(18,679)	913	(45)	(1,734)	(11,961)	(1,168)	(1,200)	1,529
Transfers due to annuity benefit payments	-	-	-	(678)	-	-	(1,342)	-	-	-	-
Transfers due to death benefits	(69,184)	(117,505)	(112,743)	(63,077)	(152,948)	(40,790)	(136,477)	(315,829)	(97,484)	(322,710)	(3,109)
Transfers due to reimbursement (payment) of accumulation unit value fluctuation	(11,086)	(2,055)	(66,659)	(87,824)	(55,657)	(12,944)	(56,346)	(61,592)	(31,034)	(78,526)	647
Transfers due to administrative and contingent deferred sales charges	(769)	(1,932)	(2,053)	(1,423)	(1,446)	(282)	(2,092)	(3,429)	(935)	(2,517)	(390)
Transfers due to net charge (credit) to annuitant mortality fluctuation reserve	-	-	-	57	-	-	195	-	-	-	-
Transfers between Sub-Accounts and to/from the Fixed Account	1,163,956	77,286	9,317,522	9,346,484	8,761,662	1,417,092	6,850,896	(21,866,920)	5,936,407	11,651,266	(56,205)

Net increase (decrease) in net assets resulting from capital transactions	4,487,447	(1,231,300)	28,202,911	28,478,245	21,889,149	4,254,102	18,022,239	(4,891,844)	12,041,177	30,915,210	(121,434)

Total increase (decrease)	7,054,840	173,844	36,731,468	43,111,618	25,865,692	7,162,205	26,253,196	(5,055,683)	15,500,141	36,462,986	440,682

NET ASSETS, at beginning of the year	9,742,457	25,851,563	17,262,854	21,178,987	10,250,409	3,930,861	22,970,614	34,926,783	9,544,509	19,447,122	2,302,887

NET ASSETS, at end of the year	$16,797,297	$26,025,407	$53,994,322	$64,290,605	$36,116,101	$11,093,066	$49,223,810	$29,871,100	$25,044,650	$55,910,108	$2,743,569

##	Prior to May 1, 2003, this Sub-Account was called Oppenheimer Main Street® Growth and Income Sub-Account.

See Notes to Financial Statements.

Massachusetts Mutual Variable Annuity Separate Account 4

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2003

	Panorama Total Return Sub-Account	Scudder VIT EAFE® Equity Index Sub-Account	Scudder VIT Small Cap Index Sub-Account	T. Rowe Price Blue Chip Growth Sub-Account	T. Rowe Price Equity Income Sub-Account	T. Rowe Price Mid-Cap Growth Sub-Account	Templeton Foreign Securities Sub-Account

Investment income
Dividends (Note 3B)	$100,310	$44,977	$27,314	$14,686	$276,970	$-	$114,239

Expenses
Mortality and expense risk fees (Note 7B)	45,728	12,992	48,906	56,803	130,771	438,912	84,771

Net investment income (loss) (Note 3C)	54,582	31,985	(21,592)	(42,117)	146,199	(438,912)	29,468

Net realized and unrealized gain (loss) on investments
Net realized gain (loss) on investments (Notes 3B, 3C and 5)	(319,856)	(12,543)	(106,638)	5,995	12,745	(103,859)	(158,153)
Change in net unrealized appreciation/depreciation of investments	857,762	425,152	1,823,180	1,658,390	3,727,506	12,304,453	2,736,141

Net gain (loss) on investments	537,906	412,609	1,716,542	1,664,385	3,740,251	12,200,594	2,577,988

Net increase (decrease) in net assets resulting from operations	592,488	444,594	1,694,950	1,622,268	3,886,450	11,761,682	2,607,456

Capital transactions (Note 6):
Transfer of net premiums	220,299	1,111,886	3,867,096	6,426,596	13,257,825	18,651,202	5,884,275
Transfers due to withdrawal of funds	(274,551)	(15,143)	(275,596)	(82,554)	(268,421)	(1,850,153)	(199,631)
Transfers due to policy loans, net of repayments (Note 3D)	-	(812)	(908)	112	201	(4,726)	(2,303)
Transfers due to annuity benefit payments	-	-	-	-	-	-	-
Transfers due to death benefits	(29,457)	-	(18,305)	(23,345)	(109,316)	(219,411)	(54,150)
Transfers due to reimbursement (payment) of accumulation unit value fluctuation	(588)	(4,212)	(13,427)	(30,323)	(56,905)	(78,184)	(17,265)
Transfers due to administrative and contingent deferred sales charges	(387)	(55)	(244)	(1)	(43)	(2,182)	(272)
Transfers due to net charge (credit) to annuitant mortality fluctuation reserve	-	-	-	-	-	-	-
Transfers between Sub-Accounts and to/from the Fixed Account	160,463	478,442	1,877,625	3,213,143	7,094,817	9,600,068	3,211,191

Net increase (decrease) in net assets resulting from capital transactions	75,779	1,570,106	5,436,241	9,503,628	19,918,158	26,096,614	8,821,845

Total increase (decrease)	668,267	2,014,700	7,131,191	11,125,896	23,804,608	37,858,296	11,429,301

NET ASSETS, at beginning of the year	3,061,211	510,703	1,995,794	1,681,169	4,380,575	22,792,603	3,538,747

NET ASSETS, at end of the year	$3,729,478	$2,525,403	$9,126,985	$12,807,065	$28,185,183	$60,650,899	$14,968,048

See Notes to Financial Statements.

Massachusetts Mutual Variable Annuity Separate Account 4

Notes To Financial Statements

1.	ORGANIZATION

Massachusetts Mutual Variable Annuity Separate Account 4 (“Separate Account 4”) is a separate investment account established on July 9, 1998.

Massachusetts Mutual Life Insurance Company (“MassMutual”) maintains six segments within Separate Account 4, they are: Panorama Premier Segment, Panorama Passage® Segment, MassMutual Artistry Segment, MassMutual Transitions® Segment, MassMutual EvolutionSM Segment and MassMutual Transitions SelectSM Segment.

Panorama Passage® segment contracts may have one of two mortality and expense risk charges calculated on the daily value of the assets invested. Tier One is contracts issued prior to May 1, 2003 during the first through tenth contract year. For these contracts the mortality and expense risk charge is 1.34%, on an annual basis, of the daily net asset value. Tier Two is contracts issued on or after May 1, 2003 during the first through tenth contract year. For these contracts the mortality and expense risk charge is 1.50%, on an annual basis, of the daily net asset value.

MassMutual Transitions® contracts are available in two versions: (1) the Transitions Custom Plan and (2) the Transitions Package Plan. The Transitions Custom Plan allows contract owners to custom build their own contract by adding additional contract features to the standard Transitions Custom Plan contract. The Transitions Package Plan consists of three distinct packages of contract features called Transitions Package Plan I, Transitions Package Plan II, and Transitions Package Plan III. The Transitions Custom Plan and the Transition Package Plans have one of four expense charges calculated as a percentage of daily average account value. These expense charges all include a mortality and expense risk charge and an administrative charge and may include a charge for an elected feature on the Transitions Custom Plan only. The Transitions Custom Plan has a mortality and expense risk charge of 0.80%, an administrative charge of 0.15%, and expense charges on various elected features: Basic Death Benefit (0.00%), Basic Death Benefit with 5% roll-up feature (0.40%), Basic Death Benefit with Annual Ratchet feature (0.25%), Nursing Home waiver (0.05%), Earnings Enhancement Benefit (0.15%) or 15% Cumulative to 30% Free withdrawal (0.15%). The administrative expense charge for Transitions Package Plan I, II and III is 0.15%. The mortality and expense risk charge is 0.80%, 1.15% and 1.40% for the Transitions Package Plan I, II and III, respectively.

MassMutual EvolutionSM segment contracts may have one of six expense charges calculated on the daily value of the assets invested. These expense charges all include a mortality and expense risk charge (1.50%), an administrative charge (0.15%) and may include a charge for an elected feature. The six expense charges vary depending on which feature or combinations of features have been chosen. These features are Basic Death Benefit (0.00%), Annual Ratchet Death Benefit (0.50%), Guaranteed Minimum Income Benefit (GMIB) (0.65%) or Guaranteed Accumulation Benefit (GMAB) (0.40%). Tier 1 is contracts with an election of Basic Death Benefit; Tier 2 is contracts with an election of Basic Death Benefit and GMAB; Tier 3 is contracts with an election of Basic Death Benefit and GMIB; Tier 4 is contracts with an election of Annual Ratchet Death Benefit; Tier 5 is contracts with an election of Annual Ratchet Death Benefit and GMAB; Tier 6 is contracts with an election of Annual Ratchet Death Benefit and GMIB.

Separate Account 4 is registered as a unit investment trust pursuant to the Investment Company Act of 1940 (“the 1940 Act”).

The assets and liabilities of Separate Account 4 are clearly identified and distinguished from MassMutual’s other assets and liabilities. Separate Account 4 assets are not chargeable with liabilities arising out of any other business MassMutual may conduct.

2.	INVESTMENT OF SEPARATE ACCOUNT 4’S ASSETS

Separate Account 4 consists of fifty-one Sub-Accounts as follows:

AIM V.I. Financial Services Fund (A I M VIF), (prior to October 15, 2004, known as INVESCO Variable Investment Funds, Inc.), is an open-end, diversified, no-load management company registered under the 1940 Act with three of its

Notes To Financial Statements (Continued)

Funds available to Separate Account 4’s contract owners: AIM V.I. Financial Services Fund (Series I Shares) (prior to October 15, 2004, known as INVESCO VIF-Financial Services Fund), AIM V.I. Health Sciences Fund (Series I Shares) (prior to October 15, 2004, known as INVESCO VIF-Health Sciences Fund) and AIM V.I. Technology Fund (Series I Shares) (prior to October 15, 2004 known as INVESCO VIF-Technology Fund). A I M Advisors, Inc. is the investment adviser to the Funds (prior to April 30, 2004, INVESCO Funds Group, Inc. was the Fund’s adviser and prior to October 1, 2004, INVESCO Institutional (N.A.), Inc., was the Fund’s sub-adviser).

American Century® Variable Portfolios, Inc. (“American Century VP”) is a diversified, open-end, management investment company registered under the 1940 Act with two of its Funds available to Separate Account 4’s participants: American Century® VP Income & Growth Fund and American Century® VP Value Fund. American Century Investment Management, Inc. is the investment adviser to the Funds.

American Funds Insurance Series® (“American Funds”) is a diversified, open-end, management investment company registered under the 1940 Act with two of its Funds available to Separate Account 4’s participants: American Funds® Asset Allocation Fund (Class 2) and American Funds® Growth-Income Fund (Class 2). Capital Research and Management Company is the investment adviser to the Funds.

Calvert Variable Series, Inc. (“Calvert”) is a management investment company consisting of separate portfolios of investments. One of its portfolios is available to Separate Account 4’s participants: Calvert Social Balanced Portfolio. Calvert Asset Management Company, Inc. is the investment adviser to the Portfolio. New Amsterdam Partners LLC and SSgA Funds Management, Inc. are the investment sub-advisers to the Portfolio. Prior to June 30, 2004, Brown Capital Management, Inc. was the Portfolio sub-adviser along with SSgA Funds Management, Inc.

Fidelity® Variable Insurance Products Fund (“Fidelity VIP”) is an open-end, management investment company registered under the 1940 Act with three of its Portfolios available to Separate Account 4’s participants: Fidelity® VIP Contrafund® Portfolio (Initial Class), Fidelity® VIP Growth Portfolio (Service Class) and Fidelity® VIP Growth Opportunities Portfolio (Service Class). Fidelity Management & Research Company (“FMR”) is the investment adviser to the Portfolio. FMR Co., Inc., a wholly-owned subsidiary of FMR, serves as sub-adviser to the Portfolios.

Franklin Templeton Variable Insurance Products Trust (“Franklin Templeton VIP Trust”) is an open-end, management investment company registered under the 1940 Act with two of its separate series available to Separate Account 4’s participants: Franklin Small Cap Value Securities Fund (Class 2) and Templeton Foreign Securities Fund (Class 2). Franklin Advisory Services, LLC is the investment adviser to the Franklin Small Cap Value Securities Fund and Templeton Investment Counsel, LLC is the investment adviser to the Templeton Foreign Securities Fund.

Janus Aspen Series (“Janus Aspen”) is an open-end, management investment company registered under the 1940 Act with three of its Portfolios available to Separate Account 4’s participants: Janus Aspen Balanced Portfolio (Institutional/Service), Janus Aspen Capital Appreciation Portfolio (Institutional/Service) and Janus Aspen Worldwide Growth Portfolio (Institutional/Service). Janus Capital Management LLC is the investment adviser to the Portfolios.

MFS® Variable Insurance TrustSM (“MFS Trust”) is an open-end, management investment company registered under the 1940 Act with two of its separate Series of shares available to Separate Account 4’s participants: MFS® Investors Trust Series and MFS® New Discovery Series. Massachusetts Financial Services Company serves as investment adviser to the Series.

MML Series Investment Fund (“MML Trust”) is an open-end, investment company registered under the 1940 Act with thirteen of its separate series available to Separate Account 4’s participants: MML Blend Fund, MML Emerging Growth Fund, MML Enhanced Index Core Equity Fund, MML Equity Fund, MML Equity Index Fund (Class I), MML Growth Equity Fund, MML Inflation-Protected Bond Fund, MML Large Cap Value Fund, MML Managed Bond Fund, MML OTC 100 Fund, MML Small Cap Equity Fund, MML Small Cap Growth Equity Fund and MML Small Company Opportunities Fund. MassMutual serves as investment adviser to each of the MML Funds pursuant to an investment management agreement. Babson Capital Management LLC (“Babson Capital”) (prior to August 6, 2004 the sub-adviser was called David L. Babson & Company Inc.), a controlled subsidiary of MassMutual, serves as the investment sub-adviser to the MML Blend Fund, MML Enhanced Index Core Equity Fund, MML Inflation-Protected Bond Fund, MML Managed Bond Fund, MML Small Cap Equity Fund and MML Small Company Opportunities Fund. MassMutual has entered into

Notes To Financial Statements (Continued)

sub-advisory agreements with Babson Capital and Alliance Capital Management L.P. (“Alliance Capital”) whereby Babson Capital and Alliance Capital each manage a portion of the MML Equity Fund. MassMutual has entered into a sub-advisory agreement with Northern Trust Investments, N.A. (“Northern Trust”) whereby Northern Trust manages the investments of the MML Equity Index Fund and the MML OTC 100 Fund. Prior to January 31, 2003, Deutsche Asset Management, Inc. served as sub-adviser to these two Funds. MassMutual has entered into a sub-advisory agreement with Grantham, Mayo, Van Otterloo & Co. LLC (“GMO”) to serve as the investment sub-adviser to the MML Growth Equity Fund. Prior to June 1, 2004, Massachusetts Financial Services Company served as sub-adviser to the Fund. MassMutual has entered into an agreement with Wellington Management Company, LLP and Waddell & Reed Investment Management Company pursuant to which each serves as investment sub-adviser for the MML Small Cap Growth Equity Fund. MassMutual has entered into a sub-advisory agreement with Davis Selected Advisers, L.P. to serve as the investment sub-adviser to the MML Large Cap Value Fund. MassMutual has entered into a sub-advisory agreement with RS Investment Management to serve as the investment sub-adviser to the MML Emerging Growth Fund.

Oppenheimer Variable Account Funds (“Oppenheimer Funds”) is an open-end, management investment company registered under the 1940 Act with nine of its Funds available to Separate Account 4’s participants: Oppenheimer Aggressive Growth Fund/VA, Oppenheimer Balanced Fund/VA (prior to May 1, 2004, this fund was called Oppenheimer Multiple Strategies Fund/VA), Oppenheimer Bond Fund/VA, Oppenheimer Capital Appreciation Fund/VA, Oppenheimer Global Securities Fund/VA, Oppenheimer High Income Fund/VA, Oppenheimer Main Street Fund/VA (prior to May 1, 2003, this fund was called Oppenheimer Main Street® Growth & Income Fund/VA), Oppenheimer Money Fund/VA, and Oppenheimer Strategic Bond Fund/VA. OppenheimerFunds, Inc., a controlled subsidiary of MassMutual, serves as investment adviser to the Oppenheimer Funds.

Panorama Series Fund, Inc. (“Panorama Fund”) is an open-end, management investment company registered under the 1940 Act with three of its Portfolios available to Separate Account 4’s participants: Oppenheimer International Growth Fund/VA, Panorama Growth Portfolio and Panorama Total Return Portfolio. OppenheimerFunds, Inc., a controlled subsidiary of MassMutual, serves as the investment adviser to the Panorama Portfolios.

Scudder Investment VIT Funds (“Scudder Investment”), prior to May 1, 2003 known as Deutsche Asset Management VIT Funds is an investment company registered under the 1940 Act with two of its Funds available to Separate Account 4’s participants: Scudder VIT EAFE® Equity Index Fund and Scudder VIT Small Cap Index Fund. Deutsche Asset Management, Inc. (“DeAM”) serves as the investment adviser to the Funds. Northern Trust Investments, N.A. serves as the investment sub-adviser to the Funds.

T. Rowe Price Equity Series, Inc. (“T. Rowe Price”) is a diversified, open-end, investment company registered under the 1940 Act with three of its Portfolios available to Separate Account 4’s participants: T. Rowe Price Blue Chip Growth Portfolio, T. Rowe Price Equity Income Portfolio and T. Rowe Price Mid-Cap Growth Portfolio. The T. Rowe Price Mid-Cap Growth Portfolio is not available as an investment choice for contracts issued on May 1, 2004 or later. T. Rowe Price Associates, Inc. is the investment adviser to the Portfolios.

In addition to the fifty-one Sub-Accounts, a contract owner may also allocate funds to the Fixed Account which is part of MassMutual’s General Account. The Fixed Account is not registered as an investment company under the 1940 Act.

3.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by Separate Account 4 in preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America (hereinafter referred to has “generally accepted accounting principles”).

A.	Investment Valuation

Investments in the investment sub-accounts are each stated at fair value, which is the closing net asset value per share of each of the respective underlying Funds/Portfolios.

B.	Accounting for Investments

Investment transactions are accounted for on the trade date and identified cost is the basis followed in determining the cost of investments sold for financial statement purposes. Dividend income and gains from realized gain distributions are recorded on the ex-dividend date, and they are generally reinvested in the underlying investment sub-accounts.

Notes To Financial Statements (Continued)

C.	Federal Income Taxes

Operations of Separate Account 4 form a part of the total operations of MassMutual, and Separate Account 4 is not taxed separately. MassMutual is taxed as a life insurance company under the provisions of the 1986 Internal Revenue Code, as amended. Separate Account 4 will not be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended. Under existing federal law, no taxes are payable on net investment income and net realized capital gains attributable to contracts which depend on Separate Account 4’s investment performance. Accordingly, no provision for federal income tax has been made. MassMutual may, however, make such a charge in the future if an unanticipated change of current law results in a company tax liability attributable to Separate Account 4.

D.	Contract Charges

See Note 7B for charges associated with the contracts.

E.	Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires that management make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

F.	Loan

If the certificate is a tax-sheltered annuity (“TSA”), the participants may be able to take a loan under their certificate. All such loans must conform to the requirements of the Internal Revenue Code. There are limitations on the amount of the loan the participants can take, and there is a required loan repayment schedule. When a loan is made, Separate Account 4 transfers the amount of the loan to MassMutual, thereby decreasing both the investments and net assets of Separate Account 4 by an equal amount.

G.	Annuitant Mortality Fluctuation

Separate Account 4 maintains a reserve as required by regulatory authorities to provide for mortality losses incurred. The reserve is increased quarterly for mortality gains and its proportionate share of any increases in value. The reserve is charged quarterly for mortality losses and its proportionate share of any decreases in value. Transfers to or from MassMutual are then made quarterly to adjust Separate Account 4. Net transfers from Separate Account 4 to MassMutual totaled $9,911 for the year ended December 31, 2004 and net transfers from MassMutual to Separate Account 4 totaled $5,929 for the year ended December 31, 2003. The reserve is subject to a maximum of 3% of Separate Account 4’s annuity reserves. Any mortality losses in excess of this reserve will be borne by MassMutual. The reserve is not available to owners of contracts except to the extent necessary to cover mortality losses under the contracts.

H.	Annuity Reserves

Annuity reserves are developed by using accepted actuarial methods and are computed using the Annuity 2000 table.

4.	RELATED PARTY TRANSACTIONS

A.	Sales Agreements

MML Distributors, LLC (“MML Distributors”), a wholly-owned subsidiary of MassMutual, serves as principal underwriter of the certificates pursuant to an underwriting and servicing agreement among MML Distributors, MassMutual and Separate Account 4. MML Distributors is registered with the Securities and Exchange Commission (the “SEC”) as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. (the “NASD”). MML Distributors may enter into selling agreements with other broker-dealers who are registered with the SEC and are members of the NASD in order to sell the certificates.

Pursuant to underwriting and servicing agreements, commissions or other fees due to registered representatives for selling and servicing the certificates are paid by MassMutual on behalf of MML Distributors. MML Distributors also receives compensation for its actions as underwriter of the certificates.

B.	Receivable from/Payable to MassMutual

Certain fees such as mortality and expense risk fees are charges paid between the General Account and Separate Account 4.

Notes To Financial Statements (Continued)

5.	PURCHASES AND SALES OF INVESTMENTS

The cost of purchases and proceeds from sales of investments for the year ended December 31, 2004 were as follows:

	American Century® VP Income & Growth Sub-Account	American Century® VP Value Sub-Account	American Funds® Asset Allocation Sub-Account	American Funds® Growth-Income Sub-Account	Calvert Social Balanced Sub-Account	Fidelity® VIP Contrafund® Sub-Account	Fidelity® VIP Growth Sub-Account	Fidelity® VIP Growth Opportunities Sub-Account	Franklin Small Cap Value Securities Sub-Account	INVESCO Financial Services Sub-Account	INVESCO Health Sciences Sub-Account	INVESCO Technology Sub-Account	Janus Aspen Balanced (Institutional) Sub-Account

Cost of purchases	$15,226,304	$34,366,368	$62,021,481	$94,283,031	$5,145,612	$47,442,032	$13,976,575	$372,680	$27,013,357	$1,861,307	$4,950,693	$3,843,610	$2,479,126
Proceeds from sales	(3,008,586)	(2,681,127)	(1,920,018)	(1,586,996)	(1,188,977)	(3,212,335)	(2,132,255)	(730,824)	(1,004,395)	(556,664)	(1,055,117)	(1,271,042)	(3,364,447)

	Janus Aspen Balanced (Service) Sub-Account	Janus Aspen Capital Appreciation (Institutional) Sub-Account	Janus Aspen Capital Appreciation (Service) Sub-Account	Janus Aspen Worldwide Growth (Institutional) Sub-Account	Janus Aspen Worldwide Growth (Service) Sub-Account	MFS® Investors Trust Sub-Account	MFS® New Discovery Sub-Account	MML Blend Sub-Account	MML Emerging Growth Sub-Account	MML Enhanced Index Core Equity Sub-Account	MML Equity Sub-Account	MML Equity Index Sub-Account	MML Growth Equity Sub-Account
Cost of purchases	$7,497,621	$507,516	$4,251,504	$525,245	$2,873,498	$2,321,544	$5,614,212	$8,171,399	$3,065,380	$1,550,969	$7,325,254	$8,866,918	$2,245,075
Proceeds from sales	(2,036,441)	(1,938,035)	(1,018,583)	(2,011,721)	(509,020)	(542,453)	(512,795)	(3,678,162)	(665,456)	(1,002,360)	(2,825,911)	(2,577,598)	(688,785)

	MML Inflation- Protected Bond Sub-Account	MML Large Cap Value Sub-Account	MML Managed Bond Sub-Account	MML OTC 100 Sub-Account	MML Small Cap Equity Sub-Account	MML Small Cap Growth Equity Sub-Account	MML Small Company Opportunities Sub-Account	Oppenheimer Aggressive Growth Sub-Account	Oppenheimer Balanced Sub-Account	Oppenheimer Bond Sub-Account	Oppenheimer Capital Appreciation Sub-Account	Oppenheimer Global Securities Sub-Account	Oppenheimer High Income Sub-Account
Cost of purchases	$38,980,449	$16,955,802	$38,292,616	$237,504	$5,851,938	$12,045,610	$13,157,800	$17,133,590	$17,566,521	$2,394,102	$50,041,311	$66,177,403	$30,972,748
Proceeds from sales	(1,491,909)	(1,106,124)	(4,821,340)	(403,104)	(1,229,173)	(1,288,454)	(1,159,534)	(1,917,583)	(1,762,364)	(5,800,455)	(2,253,033)	(2,701,664)	(6,460,466)

	Oppenheimer International Growth Sub-Account	Oppenheimer Main Street Sub-Account	Oppenheimer Money Sub-Account	Oppenheimer Strategic Bond Sub-Account	Panorama Growth Sub-Account	Panorama Total Return Sub-Account	Scudder VIT EAFE® Equity Index Sub-Account	Scudder VIT Small Cap Index Sub-Account	T. Rowe Price Blue Chip Growth Sub-Account	T. Rowe Price Equity Income Sub-Account	T. Rowe Price Mid-Cap Growth Sub-Account	Templeton Foreign Securities Sub-Account
Cost of purchases	$9,667,590	$16,734,651	$35,154,080	$55,310,355	$177,500	$272,640	$3,036,088	$10,373,075	$16,602,647	$45,875,676	$19,072,435	$20,254,454
Proceeds from sales	(1,377,149)	(3,445,497)	(31,888,749)	(3,900,166)	(328,481)	(799,233)	(483,318)	(784,930)	(353,994)	(1,005,237)	(4,347,953)	(981,893)

Notes To Financial Statements (Continued)

6.	NET INCREASE (DECREASE) IN OUTSTANDING UNITS

The changes in outstanding units for the two years ended December 31, 2004 were as follows:

December 31, 2004	American Century® VP Income & Growth Sub-Account	American Century® VP Value Sub-Account	American Funds® Asset Allocation Sub-Account	American Funds® Growth-Income Sub-Account	Calvert Social Balanced Sub-Account	Fidelity® VIP Contrafund® Sub-Account	Fidelity® VIP Growth Sub-Account	Fidelity® VIP Growth Opportunities Sub-Account	Franklin Small Cap Value Securities Sub-Account	INVESCO Financial Services Sub-Account	INVESCO Health Sciences Sub-Account	INVESCO Technology Sub-Account	Janus Aspen Balanced (Institutional) Sub-Account
Units purchased	1,048,230	2,487,329	3,703,353	5,805,312	285,000	3,442,229	1,099,023	14,723	1,582,231	114,490	330,968	299,781	54,803
Units withdrawn	(193,425)	(223,582)	(183,809)	(269,624)	(19,924)	(310,878)	(164,662)	(39,771)	(38,625)	(19,326)	(61,420)	(82,113)	(50,507)
Units transferred between Sub-Accounts and to/from the Fixed Account	261,792	519,410	1,515,848	1,728,562	93,387	803,759	254,108	(21,476)	360,770	24,712	108,955	(1,453)	(108,392)

Net increase (decrease)	1,116,597	2,783,157	5,035,392	7,264,250	358,463	3,935,110	1,188,469	(46,524)	1,904,376	119,876	378,503	216,215	(104,096)

December 31, 2004 (Continued)	Janus Aspen Balanced (Service) Sub-Account	Janus Aspen Capital Appreciation (Institutional) Sub-Account	Janus Aspen Capital Appreciation (Service) Sub-Account	Janus Aspen Worldwide Growth (Institutional) Sub-Account	Janus Aspen Worldwide Growth (Service) Sub-Account	MFS® Investors Trust Sub-Account	MFS® New Discovery Sub-Account	MML Blend Sub-Account	MML Emerging Growth Sub-Account	MML Enhanced Index Core Equity Sub-Account	MML Equity Sub-Account	MML Equity Index Sub-Account	MML Growth Equity Sub-Account
Units purchased	544,520	29,256	287,542	37,806	241,731	166,782	429,173	610,593	234,577	110,285	503,285	569,037	167,593
Units withdrawn	(75,399)	(106,412)	(20,239)	(105,169)	(19,157)	(35,250)	(18,586)	(203,248)	(25,290)	(97,268)	(231,752)	(101,399)	(28,945)
Units transferred between Sub-Accounts and to/from the Fixed Account	17,171	(62,233)	33,801	(110,461)	26,101	41,173	94,949	(12,959)	43,812	26,187	97,958	92,015	11,926

Net increase (decrease)	486,292	(139,389)	301,104	(177,824)	248,675	172,705	505,536	394,386	253,099	39,204	369,491	559,653	150,574

December 31, 2004 (Continued)	MML Inflation- Protected Bond Sub-Account	MML Large Cap Value Sub-Account	MML Managed Bond Sub-Account	MML OTC 100 Sub-Account	MML Small Cap Equity Sub-Account	MML Small Cap Growth Equity Sub-Account	MML Small Company Opportunities Sub-Account	Oppenheimer Aggressive Growth Sub-Account	Oppenheimer Balanced Sub-Account	Oppenheimer Bond Sub-Account	Oppenheimer Capital Appreciation Sub-Account	Oppenheimer Global Securities Sub-Account	Oppenheimer High Income Sub-Account
Units purchased	2,652,090	1,340,730	2,533,463	10,236	374,128	967,730	789,077	1,512,994	1,047,776	57,319	4,225,077	4,973,918	1,597,039
Units withdrawn	(94,255)	(101,012)	(315,408)	(26,348)	(63,170)	(68,324)	(41,084)	(148,252)	(153,419)	(140,382)	(292,794)	(310,897)	(185,171)
Units transferred between Sub-Accounts and to/from the Fixed Account	916,920	206,181	596,004	(29,962)	80,556	56,785	85,552	118,177	513,894	(208,376)	742,377	932,057	438,304

Net increase (decrease)	3,474,755	1,445,899	2,814,059	(46,074)	391,514	956,191	833,545	1,482,919	1,408,251	(291,439)	4,674,660	5,595,078	1,850,172

December 31, 2004 (Continued)	Oppenheimer International Growth Sub-Account	Oppenheimer Main Street Sub-Account	Oppenheimer Money Sub-Account	Oppenheimer Strategic Bond Sub-Account	Panorama Growth Sub-Account	Panorama Total Return Sub-Account	Scudder VIT EAFE® Equity Index Sub-Account	Scudder VIT Small Cap Index Sub-Account	T. Rowe Price Blue Chip Growth Sub-Account	T. Rowe Price Equity Income Sub-Account	T. Rowe Price Mid-Cap Growth Sub-Account	Templeton Foreign Securities Sub-Account
Units purchased	696,414	1,272,711	2,672,080	3,609,742	8,607	3,105	201,949	707,818	1,187,119	3,239,396	1,184,137	1,611,746
Units withdrawn	(52,916)	(302,518)	(646,100)	(298,776)	(17,780)	(36,656)	(12,936)	(61,643)	(55,809)	(142,399)	(270,621)	(85,536)
Units transferred between Sub-Accounts and to/from the Fixed Account	128,650	299,181	(1,612,495)	784,676	(3,630)	(14,182)	55,362	174,508	384,163	844,601	460,608	314,257

Net increase (decrease)	772,148	1,269,374	413,485	4,095,642	(12,803)	(47,733)	244,375	820,683	1,515,473	3,941,598	1,374,124	1,840,467

Notes To Financial Statements (Continued)

6.	NET INCREASE (DECREASE) IN OUTSTANDING UNITS (Continued)

December 31, 2003	American Century® VP Income & Growth Sub-Account	American Century® VP Value Sub-Account	American Funds® Asset Allocation Sub-Account	American Funds® Growth-Income Sub-Account	Calvert Social Balanced Sub-Account	Fidelity® VIP Contrafund® Sub-Account	Fidelity® VIP Growth Sub-Account	Fidelity® VIP Growth Opportunities Sub-Account	Franklin Small Cap Value Securities Sub-Account	INVESCO Financial Services Sub-Account	INVESCO Health Sciences Sub-Account	INVESCO Technology Sub-Account	Janus Aspen Balanced (Institutional) Sub-Account

Units purchased	1,066,230	1,471,008	1,705,414	2,314,978	203,604	1,840,500	803,891	18,565	302,109	95,722	269,072	243,008	123,261
Units withdrawn	(159,749)	(141,534)	(25,950)	(33,170)	(9,131)	(183,514)	(111,464)	(36,870)	(4,109)	(17,876)	(32,721)	(65,814)	(97,851)
Units transferred between Sub-Accounts and to/from the Fixed Account	518,759	983,604	871,374	1,107,851	98,873	1,126,546	327,854	(9,705)	141,549	46,704	143,512	94,416	91,304

Net increase (decrease)	1,425,240	2,313,078	2,550,838	3,389,659	293,346	2,783,532	1,020,281	(28,010)	439,549	124,550	379,863	271,610	116,714

December 31, 2003 (Continued)	Janus Aspen Balanced (Service) Sub-Account	Janus Aspen Capital Appreciation (Institutional) Sub-Account	Janus Aspen Capital Appreciation (Service) Sub-Account	Janus Aspen Worldwide Growth (Institutional) Sub-Account	Janus Aspen Worldwide Growth (Service) Sub-Account	MFS® Investors Trust Sub-Account	MFS® New Discovery Sub-Account	MML Blend Sub-Account	MML Emerging Growth Sub-Account	MML Enhanced Index Core Equity Sub-Account	MML Equity Sub-Account	MML Equity Index Sub-Account	MML Growth Equity Sub-Account
Units purchased	669,282	54,690	374,994	51,243	246,346	247,965	180,255	392,183	132,613	192,725	343,723	527,269	185,741
Units withdrawn	(29,709)	(132,786)	(6,161)	(124,700)	(3,779)	(31,204)	(2,738)	(127,118)	(11,163)	(14,289)	(124,138)	(85,443)	(15,843)
Units transferred between Sub-Accounts and to/from the Fixed Account	515,762	(108,278)	198,291	(140,744)	131,194	48,141	82,409	109,893	92,416	77,999	15,950	141,259	44,999

Net increase (decrease)	1,155,335	(186,374)	567,124	(214,201)	373,761	264,902	259,926	374,958	213,866	256,435	235,535	583,085	214,897

December 31, 2003 (Continued)	MML Inflation- Protected Bond Sub-Account	MML Large Cap Value Sub-Account	MML Managed Bond Sub-Account	MML OTC 100 Sub-Account	MML Small Cap Equity Sub-Account	MML Small Cap Growth Equity Sub-Account	MML Small Company Opportunities Sub-Account	Oppenheimer Aggressive Growth Sub-Account	Oppenheimer Bond Sub-Account	Oppenheimer Capital Appreciation Sub-Account	Oppenheimer Global Securities Sub-Account	Oppenheimer High Income Sub-Account	Oppenheimer International Growth Sub-Account
Units purchased	757,866	603,710	2,243,396	62,215	277,535	340,092	370,229	497,498	115,036	2,188,983	2,227,865	1,294,249	364,823
Units withdrawn	(18,054)	(35,685)	(145,421)	(8,690)	(45,496)	(32,035)	(21,566)	(125,949)	(207,528)	(162,839)	(164,834)	(105,748)	(36,170)
Units transferred between Sub-Accounts and to/from the Fixed Account	304,953	335,534	1,079,195	64,359	110,708	162,005	190,633	98,541	9,165	1,034,799	1,031,474	820,505	180,477

Net increase (decrease)	1,044,765	903,559	3,177,170	117,884	342,747	470,062	539,296	470,090	(83,327)	3,060,943	3,094,505	2,009,006	509,130

December 31, 2003 (Continued)	Oppenheimer Main Street Sub-Account	Oppenheimer Money Sub-Account	Oppenheimer Multiple Strategies Sub-Account	Oppenheimer Strategic Bond Sub-Account	Panorama Growth Sub-Account	Panorama Total Return Sub-Account	Scudder VIT EAFE ® Equity Index Sub-Account	Scudder VIT Small Cap Index Sub-Account	T. Rowe Price Blue Chip Growth Sub-Account	T. Rowe Price Equity Income Sub-Account	T. Rowe Price Mid-Cap Growth Sub-Account	Templeton Foreign Securities Sub-Account
Units purchased	1,497,164	2,862,767	670,265	1,871,298	10,110	21,720	128,175	390,452	679,054	1,433,997	1,873,860	679,042
Units withdrawn	(257,789)	(1,163,147)	(80,818)	(183,356)	(15,535)	(29,290)	(2,811)	(31,240)	(14,107)	(46,620)	(166,020)	(33,983)
Units transferred between Sub-Accounts and to/from the Fixed Account	765,502	(2,004,234)	599,889	1,027,815	(5,038)	16,225	61,337	189,787	339,333	777,152	971,275	389,575

Net increase (decrease)	2,004,877	(304,614)	1,189,336	2,715,757	(10,463)	8,655	186,701	548,999	1,004,280	2,164,529	2,679,115	1,034,634

Notes To Financial Statements (Continued)

7.	FINANCIAL HIGHLIGHTS

A.	A summary of units outstanding (years 2004 and 2003 – total units; years 2002 and prior – accumulation units), unit values, net assets, investment income ratios, expense ratios (excluding expenses of the underlying funds) and total return ratios for each of the five years in the period ended December 31, 2004 follows:

	At December 31,			For the Years Ended December 31,
	Units	Unit Value (Lowest to Highest)	Net Assets	Investment Income Ratio[1]	Expense Ratio[2] (Lowest to Highest)	Total Return[3] (Lowest to Highest)
American Century® VP Income & Growth Sub-Account
2004	4,824,405	$10.51 to $11.89	$58,322,153	1.29%	0.95% to 2.80%	5.11% to 11.92%
2003	3,707,808	8.23 to 11.68	40,468,515	1.08	0.95 to 1.65	23.54 to 28.12
2002	2,282,568	6.44 to 9.16	19,924,975	(0.34)	0.48 to 1.49	(20.56) to (17.11)
2001	1,865,257	8.08 to 11.52	20,782,448	(0.57)	1.18 to 1.49	(9.72) to (9.43)
2000	1,742,529	9.99 to 12.74	21,615,170	(0.95)	1.40 to 1.49	(11.93) to (11.85)

American Century® VP Value Sub-Account
2004	6,973,450	10.64 to 12.45	89,673,643	1.47	0.95 to 2.80	6.37 to 13.25
2003	4,190,293	10.89 to 14.15	49,088,948	0.79	0.95 to 1.65	24.07 to 27.70
2002	1,877,215	8.58 to 11.10	18,384,055	3.81	0.50 to 1.49	(14.23) to (13.65)
2001	850,206	11.83 to 12.86	10,217,396	(0.65)	1.18 to 1.49	11.14 to 11.49
2000	311,974	10.63 to 11.46	3,346,344	(0.07)	1.40 to 1.49	16.41 to 16.51

American Funds® Asset Allocation Sub-Account
2004	7,586,230	10.21 to 12.48	94,120,425	2.71	0.95 to 2.80	2.11 to 7.32
2003	2,550,838	11.58 to 11.63	29,648,828	4.44	0.95 to 1.65	15.75 to 16.29

American Funds® Growth-Income Sub-Account
2004	10,653,909	10.31 to 13.74	145,177,779	1.22	0.95 to 2.80	3.09 to 9.33
2003	3,389,659	12.51 to 12.57	42,584,763	1.97	0.95 to 1.65	25.09 to 25.68

Calvert Social Balanced Sub-Account
2004	771,332	10.26 to 11.53	8,570,473	2.25	0.95 to 2.80	2.55 to 7.23
2003	412,869	8.64 to 10.75	4,206,977	3.27	0.95 to 1.65	13.77 to 18.16
2002	119,523	7.32 to 9.10	949,246	2.90	0.29 to 1.49	(13.45) to (9.02)
2001	47,134	8.44 to 8.77	411,680	7.06	1.18 to 1.49	(8.32) to (8.04)
2000	10,860	9.56	103,847	8.31	1.40 to 1.49	(4.43) to (4.40)

Fidelity® VIP Contrafund® Sub-Account
2004	9,266,749	10.79 to 12.71	122,073,857	0.27	0.95 to 2.80	7.86 to 14.39
2003	5,331,639	9.11 to 13.93	63,656,626	0.33	0.95 to 1.55	23.99 to 27.29
2002	2,548,107	7.17 to 10.99	25,803,862	(0.57)	0.24 to 1.49	(12.99) to (10.41)
2001	1,958,453	8.01 to 12.30	23,331,190	2.31	1.18 to 1.49	(13.55) to (13.28)
2000	2,011,248	10.83 to 14.21	27,830,177	8.05	1.40 to 1.49	(8.00) to (7.91)

Fidelity® VIP Growth Sub-Account
2004	3,528,328	9.59 to 10.37	33,560,836	0.13	0.95 to 2.80	(4.11) to 2.29
2003	2,339,859	6.07 to 10.14	20,768,442	0.14	0.95 to 1.55	24.47 to 31.49
2002	1,319,578	4.63 to 7.71	8,029,239	(1.23)	0.43 to 1.49	(31.23) to (22.92)
2001	1,201,359	6.71 to 8.70	10,188,051	6.00	1.18 to 1.49	(18.95) to (18.70)
2000	1,179,008	10.46 to 10.74	12,385,795	1.67	1.40 to 1.49	(12.38) to (12.30)

Fidelity® VIP Growth Opportunities Sub-Account
2004	362,581	7.45 to 7.55	2,666,147	0.48	1.18 to 1.65	5.31 to 5.80
2003	409,105	6.90 to 7.17	2,850,316	0.63	1.18 to 1.65	21.00 to 28.14
2002	437,115	5.40 to 5.62	2,379,882	(0.53)	1.18 to 1.49	(23.07) to (22.83)
2001	419,366	7.01 to 7.30	2,966,450	(1.23)	1.18 to 1.49	(15.71) to (15.45)
2000	353,637	8.31 to 8.66	2,966,544	2.21	1.40 to 1.49	(18.40) to (18.32)

Franklin Small Cap Value Securities Sub-Account
2004	2,343,925	11.46 to 16.25	36,483,476	0.15	0.95 to 2.80	14.56 to 22.58
2003	439,549	13.19 to 13.25	5,822,537	0.02	1.18 to 1.55	31.91 to 32.53

Notes To Financial Statements (Continued)

7.	FINANCIAL HIGHLIGHTS (Continued)

	At December 31,			For the Years Ended December 31,
	Units	Unit Value (Lowest to Highest)	Net Assets	Investment Income Ratio[1]	Expense Ratio[2] (Lowest to Highest)	Total Return[3] (Lowest to Highest)

INVESCO Financial Services Sub-Account
2004	476,787	$9.93 to $11.60	$5,721,106	0.82%	0.95% to 2.80%	(0.72)% to 7.65%
2003	356,911	10.47 to 11.94	4,046,982	0.67	0.96 to 1.49	22.00 to 28.42
2002	232,361	8.17 to 9.35	2,128,005	(0.79)	0.12 to 1.49	(16.36) to (15.90)
2001	214,357	9.72 to 11.14	2,383,950	(0.94)	1.18 to 1.49	(11.22) to (10.95)
2000	89,777	12.53	1,125,230	(0.85)	1.40 to 1.49	25.27 to 25.30

INVESCO Health Sciences Sub-Account
2004	1,271,343	9.91 to 11.26	14,053,380	-	0.95 to 2.80	(0.89) to 6.55
2003	892,840	8.88 to 10.57	9,228,958	-	0.95 to 1.65	18.21 to 26.53
2002	512,977	7.03 to 8.35	4,152,959	(1.37)	0.48 to 1.49	(25.57) to (16.53)
2001	433,187	9.41 to 10.88	4,703,786	(1.05)	1.18 to 1.49	(13.89) to (13.62)
2000	241,620	12.61 to 12.62	3,048,626	(0.57)	1.40 to 1.49	26.11 to 26.20

INVESCO Technology Sub-Account
2004	1,278,112	9.84 to 9.98	7,984,172	-	0.95 to 2.80	(1.59) to 3.64
2003	1,061,897	2.55 to 9.63	5,072,909	-	0.95 to 1.55	31.91 to 43.96
2002	790,287	1.78 to 6.69	1,770,690	(1.37)	0.20 to 1.49	(47.63) to (33.08)
2001	724,162	3.38 to 3.58	2,598,241	(1.45)	1.18 to 1.49	(46.63) to (46.47)
2000	362,389	6.70	2,428,830	(0.53)	1.40 to 1.49	(33.01) to (33.00)

Janus Aspen Balanced (Institutional) Sub-Account
2004	1,322,321	9.98 to 10.03	13,275,484	2.22	1.18 to 1.65	6.75 to 7.25
2003	1,426,417	9.35 to 9.39	13,381,127	2.23	1.18 to 1.49	9.30 to 12.71
2002	1,309,703	8.29 to 8.35	10,924,362	1.38	1.18 to 1.49	(7.83) to (7.54)
2001	766,066	8.97 to 9.05	6,927,589	1.72	1.18 to 1.49	(6.08) to (5.79)
2000	258,166	9.62	2,484,161	3.97	1.40 to 1.49	(3.82) to (3.80)

Janus Aspen Balanced (Service) Sub-Account
2004	2,018,462	10.35 to 11.22	22,640,826	2.46	0.95 to 2.80	3.54 to 7.27
2003	1,532,170	10.36 to 10.46	16,028,833	2.29	0.95 to 1.55	12.03 to 12.62
2002	376,835	9.25 to 9.29	3,499,807	3.55	0.01 to 0.18	(7.12) to (7.45)

Janus Aspen Capital Appreciation (Institutional) Sub-Account
2004	1,343,212	7.39 to 10.11	13,378,278	0.25	1.18 to 1.65	16.30 to 16.84
2003	1,482,601	6.33 to 8.70	12,693,141	0.48	1.18 to 1.49	16.66 to 19.12
2002	1,668,975	5.31 to 7.33	12,050,639	(0.85)	1.18 to 1.49	(16.92) to (16.66)
2001	1,854,785	6.37 to 8.82	16,187,174	(0.24)	1.18 to 1.49	(22.84) to (22.60)
2000	1,942,241	11.31 to 11.43	22,007,891	0.16	1.40 to 1.49	(19.39) to (19.32)

Janus Aspen Capital Appreciation (Service) Sub-Account
2004	1,012,358	10.99 to 12.18	12,320,282	0.03	0.95 to 2.80	9.93 to 16.85
2003	711,254	10.32 to 10.42	7,410,941	0.29	0.95 to 1.55	18.39 to 19.11
2002	144,130	8.72 to 8.75	1,261,120	(0.21)	0.15 to 0.55	(12.49) to (12.80)

Janus Aspen Worldwide Growth (Institutional) Sub-Account
2004	1,341,424	5.89 to 8.31	11,305,731	1.00	1.18 to 1.65	3.06 to 3.55
2003	1,519,248	5.69 to 8.22	12,394,356	1.14	1.18 to 1.49	22.14 to 24.11
2002	1,733,449	4.64 to 6.72	11,585,864	(0.56)	1.18 to 1.49	(26.61) to (26.38)
2001	2,076,240	6.30 to 9.15	18,897,636	(0.99)	1.18 to 1.49	(23.59) to (23.35)
2000	2,004,245	11.79 to 11.96	23,890,082	8.96	1.40 to 1.49	(16.91) to (16.84)

Janus Aspen Worldwide Growth (Service) Sub-Account
2004	694,847	9.73 to 10.04	6,971,516	1.03	0.95 to 2.80	(2.66) to 3.54
2003	446,172	9.60 to 9.69	4,323,589	0.99	0.95 to 1.55	21.83 to 22.53
2002	72,411	7.88 to 7.91	572,875	0.34	1.24 to 91.49	(21.17) to (20.89)

Notes To Financial Statements (Continued)

7.	FINANCIAL HIGHLIGHTS (Continued)

	At December 31,			For the Years Ended December 31,
	Units	Unit Value (Lowest to Highest)	Net Assets	Investment Income Ratio[1]	Expense Ratio[2] (Lowest to Highest)	Total Return[3] (Lowest to Highest)
MFS® Investors Trust Sub-Account
2004	965,337	$10.53 to $11.15	$9,781,354	0.60%	0.95% to 2.80%	5.31% to 10.30%
2003	792,632	8.04 to 10.11	7,105,877	0.60	0.95 to 1.55	20.21 to 20.93
2002	527,730	6.20 to 8.36	3,623,438	(0.84)	0.25 to 1.49	(22.13) to (16.44)
2001	457,197	7.93 to 8.99	3,943,519	1.60	1.18 to 1.49	(17.20) to (16.95)
2000	361,067	10.33 to 10.86	3,763,336	(0.88)	1.40 to 1.49	(1.62) to (1.53)

MFS® New Discovery Sub-Account
2004	811,631	9.78 to 10.83	8,874,970	-	0.95 to 2.80	(2.18) to 5.51
2003	306,095	10.16 to 12.79	3,181,709	-	0.95 to 1.55	27.49 to 32.40
2002	46,169	7.72 to 7.75	357,674	(0.58)	0.30 to 0.52	(22.81) to (22.53)

MML Blend Sub-Account
2004	2,936,037	10.27 to 11.40	29,825,259	2.72	0.95 to 2.80	2.71 to 7.65
2003	2,541,651	8.72 to 10.59	23,757,649	2.68	0.95 to 1.65	13.05 to 17.63
2002	2,166,693	7.45 to 9.00	16,804,613	1.61	0.47 to 1.49	(12.84) to (9.97)
2001	1,818,248	8.53 to 9.17	15,937,836	16.52	1.18 to 1.49	(7.15) to (6.86)
2000	1,420,578	9.18 to 9.88	13,320,244	24.92	1.40 to 1.49	(1.45) to (1.36)

MML Emerging Growth Sub-Account
2004	600,477	10.56 to 11.69	6,153,027	-	0.95 to 2.80	5.58 to 13.58
2003	347,378	4.87 to 10.29	2,898,371	-	0.95 to 1.55	38.55 to 44.59
2002	133,512	3.39 to 7.12	520,323	(1.35)	0.21 to 1.49	(43.32) to (28.77)
2001	106,193	5.99 to 6.05	636,891	(1.44)	1.18 to 1.49	(17.66) to (17.40)
2000	59,839	7.27 to 7.28	435,285	(0.90)	1.40 to 1.49	(27.29) to (27.20)

MML Enhanced Index Core Equity Sub-Account
2004	421,533	10.36 to 11.37	4,718,945	1.45	0.95 to 2.80	3.64 to 9.84
2003	382,329	8.84 to 10.35	3,805,106	1.44	0.95 to 1.55	20.36 to 25.93
2002	125,894	7.08 to 8.22	920,176	(0.17)	0.14 to 1.40	(22.85) to (17.82)
2001	63,395	9.17	581,510	(0.06)	1.40	(8.27)

MML Equity Sub-Account
2004	2,511,303	10.86 to 12.07	25,478,188	2.31	0.95 to 2.80	8.56 to 14.75
2003	2,141,812	7.53 to 10.52	18,153,315	2.04	0.95 to 1.65	22.33 to 26.29
2002	1,906,277	5.99 to 8.33	12,143,086	1.67	0.23 to 1.49	(20.74) to (16.70)
2001	1,495,006	7.55 to 8.66	11,800,117	29.65	1.18 to 1.49	(15.99) to (15.72)
2000	1,000,152	8.98 to 10.14	9,266,420	12.39	1.40 to 1.49	1.34 to 1.44

MML Equity Index Sub-Account
2004	2,277,191	10.36 to 11.39	23,534,883	1.93	0.95 to 2.80	3.57 to 9.38
2003	1,717,538	7.38 to 10.42	15,659,873	1.70	0.95 to 1.65	21.09 to 26.86
2002	1,134,453	5.83 to 8.21	7,558,010	(0.12)	0.34 to 1.49	(23.61) to (17.91)
2001	957,781	7.61 to 8.80	8,056,439	(0.62)	1.18 to 1.49	(13.63) to (13.36)
2000	972,534	9.64 to 10.18	9,475,843	(0.51)	1.40 to 1.49	(10.86) to (10.78)

MML Growth Equity Sub-Account
2004	696,634	9.82 to 10.20	6,458,309	0.54	0.95 to 2.80	(1.84) to 3.89
2003	546,060	5.49 to 9.82	4,639,923	0.03	0.95 to 1.55	14.81 to 21.78
2002	331,163	4.52 to 8.06	2,109,305	(1.39)	0.32 to 1.49	(28.82) to (19.37)
2001	308,195	6.33 to 8.76	2,688,084	(1.44)	1.18 to 1.49	(26.33) to (26.10)
2000	287,983	11.68 to 11.88	3,477,554	22.43	1.40 to 1.49	(7.92) to (7.83)

MML Inflation-Protected Bond Sub-Account
2004	4,519,520	10.08 to 10.94	48,866,901	5.30	0.95 to 2.80	0.79 to 5.24
2003	1,044,765	10.35 to 10.40	10,856,137	2.25	0.95 to 1.65	3.50 to 3.99

Notes To Financial Statements (Continued)

7.	FINANCIAL HIGHLIGHTS (Continued)

	At December 31,			For the Years Ended December 31,
	Units	Unit Value (Lowest to Highest)	Net Assets	Investment Income Ratio[1]	Expense Ratio[2] (Lowest to Highest)	Total Return[3] (Lowest to Highest)
MML Large Cap Value Sub-Account
2004	2,944,579	$10.30 to $12.14	$34,093,972	1.00%	0.95% to 2.80%	3.05% to 10.79%
2003	1,498,680	9.04 to 10.96	15,562,982	1.09	0.95 to 1.55	24.44 to 28.31
2002	595,121	7.09 to 8.54	4,518,399	(0.24)	0.26 to 1.49	(17.50) to (14.64)
2001	256,782	8.56 to 8.61	2,209,254	(0.93)	1.18 to 1.49	(12.48) to (12.21)
2000	95,524	9.82	938,379	(0.67)	1.40 to 1.49	(1.81) to (1.80)

MML Managed Bond Sub-Account
2004	7,728,398	10.01 to 11.41	88,499,738	4.90	0.95 to 2.80	0.11 to 3.48
2003	4,914,339	10.92 to 12.92	55,361,694	5.82	0.95 to 1.65	1.59 to 4.63
2002	1,737,169	10.51 to 12.42	19,428,147	5.12	0.53 to 1.49	5.07 to 7.13
2001	378,488	11.12 to 11.63	4,360,446	5.63	1.18 to 1.49	6.29 to 6.62
2000	60,341	10.94	660,350	4.85	1.49	9.55

MML OTC 100 Sub-Account
2004	245,790	3.98 to 10.63	991,583	0.59	1.18 to 2.80	6.34 to 9.07
2003	291,864	3.58 to 3.64	1,050,328	-	1.18 to 1.65	30.50 to 46.89
2002	173,980	2.45 to 2.48	427,253	(1.41)	1.18 to 1.49	(38.54) to (38.15)
2001	83,800	3.99 to 4.03	334,448	(1.47)	1.18 to 1.49	(34.09) to (33.88)
2000	35,394	6.05	214,187	0.14	1.40 to 1.49	(39.51) to (39.50)

MML Small Cap Equity Sub-Account
2004	1,398,499	10.88 to 12.66	19,254,272	2.51	0.95 to 2.80	8.84 to 15.26
2003	1,006,985	10.88 to 14.00	12,456,383	0.23	0.95 to 1.65	24.38 to 30.12
2002	664,238	8.41 to 10.82	6,782,828	(1.07)	0.38 to 1.49	(15.86) to (12.87)
2001	416,689	10.40 to 12.44	5,113,043	(0.89)	1.18 to 1.49	1.82 to 2.14
2000	326,861	11.19 to 12.21	3,954,865	(0.30)	1.40 to 1.49	11.96 to 12.06

MML Small Cap Growth Equity Sub-Account
2004	1,866,180	10.59 to 13.11	24,107,610	-	0.95 to 2.80	5.95 to 12.18
2003	909,989	7.82 to 12.84	10,889,111	-	0.95 to 1.65	35.44 to 47.23
2002	439,927	5.33 to 8.76	3,698,037	(1.33)	0.39 to 1.49	(27.01) to (20.56)
2001	283,747	7.27 to 11.99	3,351,492	(1.00)	1.18 to 1.49	(14.02) to (13.75)
2000	276,048	12.53 to 13.94	3,721,550	13.69	1.40 to 1.49	(15.16) to (15.09)

MML Small Company Opportunities Sub-Account
2004	1,629,066	11.04 to 14.41	23,658,549	10.63	0.95 to 2.80	10.41 to 17.69
2003	795,521	12.13 to 13.99	9,969,096	7.99	0.95 to 1.65	35.91 to 40.89
2002	256,225	8.65 to 9.97	2,384,027	(0.72)	0.18 to 1.48	(13.45) to (7.70)
2001	15,314	10.80	165,458	1.73	1.40 to 1.49	7.98 to 8.05

Oppenheimer Aggressive Growth Sub-Account
2004	3,638,059	11.05 to 11.78	36,982,430	-	0.95 to 2.80	10.54 to 18.64
2003	2,155,140	4.05 to 9.93	16,797,297	-	0.95 to 1.65	19.95 to 24.38
2002	1,685,050	3.26 to 7.98	9,742,457	(0.71)	0.49 to 1.49	(28.86) to (20.22)
2001	1,507,578	4.57 to 8.60	12,527,125	15.10	1.18 to 1.49	(32.29) to (32.08)
2000	1,352,801	12.66 to 12.70	17,141,910	0.09	1.40 to 1.49	(12.55) to (12.47)

Oppenheimer Balanced Sub-Account
2004	3,671,852	10.40 to 12.25	44,310,417	0.86	0.95 to 2.80	4.03 to 9.06
2003	2,263,601	10.88 to 11.23	25,044,650	2.11	0.95 to 1.65	18.03 to 23.84
2002	1,074,265	8.64 to 9.07	9,544,509	2.86	0.35 to 1.49	(11.73) to (9.25)
2001	689,480	9.75 to 10.03	6,913,119	6.02	1.18 to 1.49	0.70 to 1.01
2000	394,813	9.95 to 9.96	3,930,681	(0.71)	1.40 to 1.49	(0.50) to (0.04)

Notes To Financial Statements (Continued)

7.	FINANCIAL HIGHLIGHTS (Continued)

	At December 31,			For the Years Ended December 31,
	Units	Unit Value (Lowest to Highest)	Net Assets	Investment Income Ratio[1]	Expense Ratio[2] (Lowest to Highest)	Total Return[3] (Lowest to Highest)
Oppenheimer Bond Sub-Account
2004	1,523,329	$14.92	$22,725,398	4.85%	1.40%	4.03%
2003	1,814,768	14.34	26,025,407	5.60	1.40	5.29
2002	1,898,095	13.62	25,851,563	4.83	1.40	7.56
2001	1,257,963	12.66	15,928,450	4.05	1.40	6.28
2000	547,139	11.91	6,518,512	5.23	1.40	4.63

Oppenheimer Capital Appreciation Sub-Account
2004	9,980,390	10.12 to 11.03	108,297,483	0.25	0.95 to 2.80	1.17 to 5.93
2003	5,305,730	7.08 to 10.41	53,994,322	0.27	0.95 to 1.65	23.01 to 29.64
2002	2,244,787	5.47 to 8.03	17,262,854	(0.78)	0.54 to 1.49	(27.94) to (19.74)
2001	1,400,058	7.57 to 10.71	14,886,247	7.80	1.18 to 1.49	(13.88) to (13.61)
2000	1,018,108	12.43 to 12.64	12,695,306	1.29	1.40 to 1.49	(1.70) to (1.61)

Oppenheimer Global Securities Sub-Account
2004	11,125,452	10.98 to 13.05	148,093,441	0.96	0.95 to 2.80	9.80 to 18.04
2003	5,530,374	8.84 to 13.21	64,290,605	0.55	0.95 to 1.65	40.77 to 41.76
2002	2,435,869	6.25 to 9.37	21,178,987	(0.86)	0.50 to 1.49	(23.29) to (21.95)
2001	1,676,088	8.13 to 12.22	20,178,720	10.91	1.18 to 1.49	(13.35) to (13.08)
2000	1,087,156	14.07 to 14.10	15,303,331	4.76	1.40 to 1.49	3.54 to 3.64

Oppenheimer High Income Sub-Account
2004	4,956,170	10.52 to 12.74	62,358,843	5.27	0.95 to 2.80	5.23 to 7.94
2003	3,105,998	11.31 to 11.80	36,116,101	4.50	0.95 to 1.65	10.59 to 22.80
2002	1,096,992	9.26 to 9.61	10,250,409	7.01	0.49 to 1.49	(4.23) to (3.54)
2001	556,099	9.62 to 9.66	5,353,024	7.42	1.18 to 1.49	0.45 to 0.77
2000	365,659	9.56 to 9.62	3,500,486	5.50	1.40 to 1.49	(5.16) to (5.07)

Oppenheimer International Growth Sub-Account
2004	1,751,917	10.93 to 12.15	22,271,732	1.23	0.95 to 2.80	9.28 to 16.74
2003	979,769	6.66 to 14.40	11,093,066	1.21	0.95 to 1.55	47.87 to 51.75
2002	470,639	4.49 to 9.73	3,930,861	(0.69)	0.44 to 1.49	(30.28) to (29.35)
2001	584,766	6.35 to 13.80	6,628,872	15.81	1.18 to 1.49	(25.44) to (25.21)
2000	322,550	12.10 to 18.49	5,693,256	13.60	1.40 to 1.49	(10.76) to (10.68)

Oppenheimer Main Street Sub-Account
2004	6,516,496	10.23 to 11.15	67,526,413	0.77	0.95 to 2.80	2.30 to 8.42
2003	5,247,122	7.71 to 10.29	49,223,810	0.77	0.95 to 1.65	20.88 to 25.59
2002	3,242,245	6.16 to 8.19	22,970,614	(0.68)	0.53 to 1.49	(20.00) to (18.06)
2001	2,525,961	7.67 to 8.85	21,788,327	(0.91)	1.18 to 1.49	(11.50) to (11.22)
2000	2,250,510	9.67 to 10.00	21,892,112	1.22	1.40 to 1.49	(10.12) to (10.04)

Oppenheimer Money Sub-Account
2004	3,151,653	9.85 to 10.01	33,429,541	0.98	0.95 to 2.80	(1.47) to 0.03
2003	2,738,168	9.92 to 12.31	29,871,100	0.79	0.95 to 1.65	(0.74) to (0.18)
2002	3,042,782	9.99 to 12.38	34,926,783	0.05	0.43 to 1.49	(0.08) to 0.28
2001	2,531,545	10.45 to 12.37	29,518,436	2.04	1.18 to 1.49	2.31 to 2.63
2000	1,471,997	10.56 to 12.08	16,747,513	4.62	1.40 to 1.49	4.59 to 4.68

Oppenheimer Strategic Bond Sub-Account
2004	8,561,743	10.51 to 13.03	111,851,321	4.03	0.95 to 2.80	5.13 to 7.65
2003	4,466,101	11.99 to 13.28	55,910,108	4.51	0.95 to 1.65	8.58 to 16.97
2002	1,750,344	10.31 to 11.40	19,447,122	4.93	0.52 to 1.49	3.15 to 6.18
2001	919,332	10.30 to 10.76	9,880,304	4.21	1.18 to 1.49	3.29 to 3.61
2000	540,610	10.35 to 10.41	5,624,137	2.53	1.40 to 1.49	1.12 to 1.21

Notes To Financial Statements (Continued)

7.	FINANCIAL HIGHLIGHTS (Continued)

	At December 31,			For the Years Ended December 31,
	Units	Unit Value (Lowest to Highest)	Net Assets	Investment Income Ratio[1]	Expense Ratio[2] (Lowest to Highest)	Total Return[3] (Lowest to Highest)
Panorama Growth Sub-Account
2004	242,416	$8.26 to $8.45	$2,799,753	1.09%	1.18% to 1.65%	7.41% to 7.92%
2003	255,219	7.66 to 11.28	2,743,569	1.10	1.18 to 1.65	21.19 to 25.32
2002	265,682	6.11 to 9.02	2,302,887	(0.48)	1.18 to 1.49	(20.17) to (19.92)
2001	232,179	7.63 to 11.29	2,516,057	(0.23)	1.18 to 1.49	(11.94) to (11.66)
2000	228,769	8.96 to 12.81	2,832,248	21.95	1.40 to 1.49	(13.94) to (13.87)

Panorama Total Return Sub-Account
2004	280,536	9.32 to 9.94	3,437,900	2.14	1.18 to 1.65	7.67 to 8.18
2003	328,269	8.61 to 11.97	3,729,478	3.06	1.18 to 1.65	15.54 to 19.68
2002	319,614	7.20 to 10.03	3,061,211	2.05	1.18 to 1.49	(15.71) to (15.45)
2001	320,141	8.51 to 11.89	3,678,765	2.90	1.18 to 1.49	(8.33) to (8.04)
2000	313,852	10.03 to 12.95	3,947,680	12.71	1.40 to 1.49	(3.94) to (3.86)

Scudder VIT EAFE® Equity Index Sub-Account
2004	517,989	11.16 to 12.05	5,803,266	2.14	0.95 to 2.80	11.56 to 17.94
2003	273,615	6.58 to 10.21	2,525,403	3.76	0.95 to 1.55	31.37 to 32.12
2002	86,914	5.01 to 7.73	510,703	1.06	0.21 to 1.49	(22.96) to (22.52)
2001	29,407	6.49 to 6.80	191,329	(1.48)	1.18 to 1.49	(25.81) to (25.58)
2000	12,259	8.75	107,281	2.84	1.40 to 1.49	(12.52) to (12.50)

Scudder VIT Small Cap Index Sub-Account
2004	1,604,276	10.77 to 13.22	21,464,053	0.37	0.95 to 2.80	7.74 to 16.64
2003	783,593	10.73 to 12.78	9,126,985	0.63	0.95 to 1.65	38.67 to 44.98
2002	234,594	7.41 to 8.86	1,995,794	(0.48)	0.40 to 1.49	(22.11) to (21.52)
2001	174,187	9.44 to 11.32	1,938,678	4.46	1.18 to 1.49	0.55 to 0.86
2000	150,393	11.05 to 11.26	1,666,358	(0.57)	1.40 to 1.49	(5.29) to (5.20)

T. Rowe Price Blue Chip Growth Sub-Account
2004	2,722,668	10.21 to 11.38	31,078,953	0.79	0.95 to 2.80	2.05 to 7.66
2003	1,207,195	10.47 to 11.99	12,807,065	0.24	0.95 to 1.55	19.49 to 27.48
2002	202,915	8.26 to 8.29	1,681,169	(0.16)	0.29 to 0.64	(17.43) to (17.14)

T. Rowe Price Equity Income Sub-Account
2004	6,627,759	10.71 to 11.88	78,811,146	4.82	0.95 to 2.80	7.07 to 13.83
2003	2,686,161	10.34 to 12.20	28,185,183	2.00	0.95 to 1.55	21.57 to 25.18
2002	521,632	8.37 to 8.40	4,380,575	1.73	0.28 to 0.83	(16.32) to (16.02)

T. Rowe Price Mid-Cap Growth Sub-Account
2004	6,122,064	12.88 to 15.30	88,359,910	-	0.95 to 1.65	16.41 to 17.22
2003	4,747,940	10.09 to 17.50	60,650,899	-	0.95 to 1.65	29.23 to 36.99
2002	2,068,825	7.38 to 12.82	22,792,603	(1.36)	0.50 to 1.49	(22.42) to (19.85)
2001	1,505,746	9.48 to 16.51	23,481,647	(1.45)	1.18 to 1.49	(2.40) to (2.09)
2000	1,322,788	12.74 to 16.90	21,476,498	1.04	1.40 to 1.49	5.83 to 5.93

Templeton Foreign Securities Sub-Account
2004	3,367,745	10.91 to 11.87	39,049,003	0.95	0.95 to 2.80	9.11 to 17.41
2003	1,527,278	8.38 to 10.11	14,968,048	1.49	0.95 to 1.55	30.10 to 31.04
2002	492,644	6.42 to 7.72	3,538,747	(0.14)	0.47 to 1.49	(23.05) to (19.52)
2001	576,656	7.97 to 8.99	5,107,365	15.83	1.18 to 1.49	(17.25) to (16.99)
2000	199,167	10.60 to 10.86	2,118,186	5.49	1.40 to 1.49	(3.81) to (3.73)

[1]	The investment income ratios represent the dividends, excluding distributions of capital gains, received by the Sub-Accounts from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. Beginning in the year 2003 and forward, these ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the Sub-Accounts is affected by the timing of the declaration of dividends by the underlying fund in which the Sub-Account invests.

Notes To Financial Statements (Continued)

7.	FINANCIAL HIGHLIGHTS (Continued)

[2]	The expense ratios represent the annualized contract expenses of Separate Account 4, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction of unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.
[3]	The total returns are for the periods indicated, including changes in the value of the underlying fund, and the expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for each period indicated from the effective date through the end of the reporting period. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the related minimum and maximum expense ratio amounts, some individual contract total returns are not within the ranges presented.

B.	Separate Account 4 assesses charges associated with the contract. These charges are either assessed as a direct reduction in unit values or through a redemption of units for all contracts contained within Separate Account 4.

Mortality and Expense Risk Charge	0.80% - 2.65% of the daily value of the assets invested in each fund.
This charge is assessed through a reduction in unit values.

Administrative Charge	0.15% of the daily value of the assets invested in each fund.
This charge is assessed through a reduction in unit values.

Administrative Contract Maintenance Charge	$0 - $40 per contract, annually.
This charge is assessed through the redemption of units.	These charges are not applicable to contracts with values of $100,000 or more.

Contingent Deferred Sales Charge	0% - 8%
This charge is assessed through the redemption of units.
Death Benefit Options Charges for these options are assessed through a reduction in unit values.	See Note 1 for specific charges and a description of death benefit options in Separate Account 4 that are assessed through a reduction in unit values.

Rider Charges These charges are assessed through the redemption of units.

A. Reset Death Benefit	0.00% - 0.10% of the daily value of the assets in each fund.

B. Ratchet Death Benefit	0.00% - 0.50% of the daily value of the assets in each fund.

Independent Auditors’ Report

The Board of Directors and Policyholders of

Massachusetts Mutual Life Insurance Company:

We have audited the accompanying statutory statement of financial position of Massachusetts Mutual Life Insurance Company (the “Company”) as of December 31, 2004, and the related statutory statements of income, changes in policyholders’ contingency reserves, and cash flows for the year then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit. The accompanying financial statements of Massachusetts Mutual Life Insurance Company as of December 31, 2003, and for the years ended December 31, 2003 and 2002 were audited by other auditors whose report thereon dated March 5, 2004 (except with respect to the matter discussed in Note 17, as to which the date is March 14, 2005), expressed an unqualified opinion on those statements and included explanatory language that described the use of statutory accounting practices, which practices differ from accounting principles generally accepted in the United States of America, and the adoption, effective January 1, 2003, of Statement of Statutory Accounting Principles No. 86, “Accounting for Derivative Instruments and Hedging, Income Generation, and Replication (Synthetic Asset) Transactions.”

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

As described more fully in Note 2 to the financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance, which practices differ from accounting principles generally accepted in the United States of America. The effects on the financial statements of the variances between the statutory accounting practices and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

In our opinion, because of the effects of the matter discussed in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2004, or the results of its operations or its cash flows for the year then ended.

Also, in our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Company as of December 31, 2004, and the results of its operations and its cash flows for the year then ended, on the basis of accounting described in Note 2.

/s/ KPMG LLP

March 14, 2005

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF FINANCIAL POSITION

	December 31,
	2004	2003
	(In Millions)
Assets:

Bonds	$38,493	$32,567
Common stocks	969	776
Mortgage loans	8,805	7,643
Policy loans	6,912	6,564
Real estate	1,485	1,867
Other investments	5,392	4,939
Cash, cash equivalents and short-term investments	2,296	6,535

Total invested assets	64,352	60,891

Accrued investment income	747	775
Other assets	1,113	1,135

Total assets excluding separate accounts	66,212	62,801

Separate account assets	29,375	22,943

Total assets	$95,587	$85,744

See notes to statutory financial statements.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF FINANCIAL POSITION, Continued

	December 31,
	2004	2003
	(In Millions)
Liabilities:

Policyholders’ reserves	$50,744	$47,190
Deposit fund balances	5,047	4,791
Policyholders’ dividends	1,016	1,121
Policyholders’ claims and other benefits	242	228
Federal income taxes	339	104
Asset valuation reserves	1,140	888
Other liabilities	2,009	2,228

Total liabilities excluding separate accounts	60,537	56,550

Separate account liabilities	28,759	22,912

Total liabilities	89,296	79,462

Policyholders’ contingency reserves	6,291	6,282

Total liabilities and policyholders’ contingency reserves	$95,587	$85,744

See notes to statutory financial statements.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF INCOME

	Years Ended December 31,
	2004	2003	2002
	(In Millions)
Revenue:

Premium income	$12,500	$12,152	$10,301
Net investment income	3,838	3,870	3,755
Fees and other income	311	257	252

Total revenue	16,649	16,279	14,308

Benefits and expenses:

Policyholders’ benefits and payments	7,795	7,110	6,579
Addition to policyholders’ reserves and funds	5,827	6,105	4,735
Operating expenses	1,112	863	715
Commissions	520	548	432
State taxes, licenses and fees	107	113	93

Total benefits and expenses	15,361	14,739	12,554

Net gain from operations before dividends and federal income taxes	1,288	1,540	1,754

Dividends to policyholders	996	1,098	1,163

Net gain from operations before federal income taxes	292	442	591

Federal income tax expense (benefit)	132	(122)	(138)

Net gain from operations	160	564	729

Net realized capital gains (losses)	137	(190)	664

Net income	$297	$374	$1,393

See notes to statutory financial statements.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF CHANGES

IN POLICYHOLDERS’ CONTINGENCY RESERVES

	Years Ended December 31,
	2004	2003	2002
	(In Millions)
Policyholders’ contingency reserves, beginning of year	$6,282	$6,105	$5,151

Increase (decrease) due to:
Net income	297	374	1,393
Change in net unrealized capital gains (losses)	120	249	(333)
Change in net unrealized foreign exchange capital gains (losses)	39	(129)	(123)
Change in asset valuation reserves	(252)	(398)	202
Change in non-admitted assets	(246)	(238)	(146)
Change in reserve valuation basis	6	—	(57)
Change in net deferred income taxes	59	81	19
Issuance of surplus notes	—	250	—
Other	(14)	(12)	(1)

Net increase	9	177	954

Policyholders’ contingency reserves, end of year	$6,291	$6,282	$6,105

See notes to statutory financial statements.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF CASH FLOWS

	Years Ended December 31,
	2004	2003	2002
	(In Millions)
Cash flows from operating activities:
Premium and other income collected	$12,871	$12,404	$10,468
Net investment income	3,890	3,679	3,633
Benefit payments	(7,630)	(7,125)	(6,548)
Dividends paid to policyholders	(1,100)	(1,180)	(1,108)
Net transfers to separate accounts	(3,327)	(2,706)	(1,225)
Commissions, expenses and taxes paid	(1,685)	(1,512)	(1,324)

Net cash provided by operating activities	3,019	3,560	3,896

Cash flows from investing activities:
Proceeds from investments sold, matured, or repaid:
Bonds	11,699	12,299	9,898
Common stocks	539	475	423
Mortgage loans	1,978	1,504	1,335
Real estate	703	198	325
Other investments	802	591	384

	15,721	15,067	12,365

Cost of investments acquired:
Bonds	(17,421)	(16,857)	(11,141)
Common stocks	(591)	(397)	(626)
Mortgage loans	(3,159)	(2,070)	(1,456)
Real estate	(302)	(318)	(229)
Other investments	(1,180)	(1,254)	(646)

	(22,653)	(20,896)	(14,098)
Disbursements of policy loans, net of repayments	(348)	(310)	(182)

Net cash applied in investing activities	(7,280)	(6,139)	(1,915)

Cash flows from financing and other activities:
Net deposits on deposit-type contracts	994	560	893
Surplus notes	—	250	—
Other cash (applied) provided	(972)	126	620

Net cash provided by financing and other activities	22	936	1,513

Net (decrease) increase in cash, cash equivalents and short-term investments	(4,239)	(1,643)	3,494
Cash, cash equivalents and short-term investments, beginning of year	6,535	8,178	4,684

Cash, cash equivalents and short-term investments, end of year	$2,296	$6,535	$8,178

See notes to statutory financial statements.

NOTES TO STATUTORY FINANCIAL STATEMENTS

1.	Nature of operations

MassMutual Financial Group (“MMFG”) is comprised of Massachusetts Mutual Life Insurance Company (the “Company”) and its subsidiaries. MMFG is a global, diversified financial services organization providing life insurance, annuities, disability income insurance, long-term care insurance, retirement and savings products, structured settlement annuities, investments, mutual funds, and trust services to individual and institutional customers. The Company is organized as a mutual life insurance company.

2.	Summary of significant accounting policies and practices

a.	Basis of presentation

The accompanying statutory financial statements have been prepared in conformity with the statutory accounting practices, except as to form, of the National Association of Insurance Commissioners (“NAIC”) and the accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance (“Division”).

On January 1, 2003, the Company adopted Statement of Statutory Accounting Principles (“SSAP”) No. 86 “Accounting for Derivative Instruments and Hedging, Income Generation, and Replication (Synthetic Asset) Transactions.” For 2002, prior to the adoption of SSAP No. 86, changes in the fair value of derivative financial instruments were recorded in realized capital gains and losses. Beginning in 2003, changes in the fair value of these instruments are recorded in the Statutory Statement of Changes in Policyholders’ Contingency Reserves as unrealized capital gains and losses. See Note 3 for additional information regarding the adoption of new accounting standards.

Statutory accounting practices are different in some respects from financial statements prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The more significant differences between statutory accounting principles and GAAP are as follows: (a) certain acquisition costs, such as commissions and other variable costs, that are directly related to acquiring new business, are charged to current operations as incurred, whereas GAAP generally capitalizes these expenses and amortizes them over the expected life of the policies or over the premium payment period; (b) statutory policy reserves are based upon the Commissioners’ Reserve Valuation Methods and statutory mortality, morbidity and interest assumptions, whereas GAAP reserves would generally be based upon the net level premium method or the estimated gross margin method, with appropriate estimates of future mortality, morbidity and interest assumptions; (c) bonds are generally carried at amortized cost, whereas GAAP generally reports bonds at fair value; (d) deferred income taxes, which provide for book versus tax temporary differences, are subject to limitation and are charged directly to policyholders’ contingency reserves, whereas GAAP would include the change in deferred taxes as a component of net income; (e) payments received for universal and variable life insurance products and variable annuities are reported as premium income and changes in reserves, whereas under GAAP, these payments would be recorded as deposits to policyholders’ account balances; (f) majority-owned subsidiaries, variable interest entities and other controlled entities are accounted for using the equity method, whereas GAAP would consolidate these entities; (g) surplus notes are reported in policyholders’ contingency reserves, whereas GAAP would report these notes as

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

liabilities; (h) assets are reported at “admitted asset” value and “non-admitted assets” are excluded through a charge against policyholders’ contingency reserves, whereas GAAP records these assets, net of any valuation allowance; (i) reinsurance recoverables are reported as a reduction of policyholders’ reserves and deposit fund balances, whereas under GAAP, these recoverables are reported as an asset; (j) an asset valuation reserve (“AVR”) is reported as a contingency reserve to stabilize policyholders’ contingency reserves against fluctuations in the value of stocks, real estate investments, and partnerships and limited liability companies as well as credit-related declines in the value of bonds and mortgage loans, whereas GAAP does not require this reserve; (k) after-tax realized capital gains and losses which result from changes in the overall level of interest rates for all types of fixed income investments and interest-related hedging activities are deferred into the interest maintenance reserve (“IMR”) and amortized into revenue, whereas GAAP reports these gains and losses as revenue; (l) changes in the fair value of derivative financial instruments are recorded as a change in policyholders’ contingency reserves, whereas GAAP generally reports these changes as revenue unless deemed an effective hedge; (m) comprehensive income is not presented, whereas under GAAP unrealized capital gains and losses, minimum pension liability, and foreign currency exchange and translations are presented as comprehensive income; (n) embedded derivatives are recorded as part of the underlying contract, whereas GAAP would identify and bifurcate certain embedded derivatives from the underlying contract or securities and account for them separately; and (o) certain annuity and universal life contracts are maintained in the separate accounts, whereas GAAP would report these contracts in the general assets and liabilities of the Company.

The Division has the right to permit other specific practices that differ from prescribed practices. As permitted by the Division, the prepaid pension asset of the Company prior to December 31, 2003 was allowed as an admitted asset. The amount of this admitted asset was limited to the prepaid balance at December 31, 2000 and was reduced each quarter until the asset equaled zero at December 31, 2003. This permitted practice did not affect net income. As of December 31, 2004 and 2003, the Company had no permitted practices. A reconciliation of the Company’s policyholders’ contingency reserves between the practices permitted by the Division and Codification of Statutory Accounting Principles (“Codification”) as of December 31, 2002 is as follows:

(In Millions)
Policyholders’ contingency reserves, as reported	$6,105
Less admitted prepaid pension asset	(128)

Policyholders’ contingency reserves, Codification	$5,977

The preparation of financial statements requires management to make estimates and assumptions that impact the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the statutory financial statements and the reported amounts of revenues and expenses during the reporting periods. The most significant estimates include those used in determining the value of real estate held for sale, the carrying values of investments and derivatives, investment valuation reserves on mortgage loans, other-than-temporary impairments, and the liability for future policyholders’ reserves and deposit fund balances. Future events, including but not limited to changes in the levels of mortality, morbidity, interest rates, persistency and

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

asset valuations, could cause actual results to differ from the estimates used in the statutory financial statements. Although some variability is inherent in these estimates, management believes the amounts presented are appropriate.

Certain 2003 and 2002 balances have been reclassified to conform to the current year presentation.

b.	Bonds

Generally, bonds are valued at amortized cost using the constant yield interest method. Bond transactions are recorded on a trade date basis, except for private placement bonds which are recorded on the funding date.

The fair value of bonds is based on values provided by the NAIC’s Securities Valuation Office (“SVO”) when available. If SVO values are not available, quoted market values provided by other third-party organizations are used. If quoted market values are unavailable, fair value is estimated by discounting expected future cash flows using current market rates applicable to yield, credit quality and maturity of the investment or using quoted market values for comparable investments.

The carrying value of bonds is written down to fair value when a decline in value is considered to be other-than-temporary. The Company considers the following factors in the evaluation of whether a decline in value is other-than-temporary: (a) the financial condition and near-term prospects of the issuer; (b) the Company’s ability and intent to retain the investment for a period of time sufficient to allow for an anticipated recovery in value; and (c) the period and degree to which the market value has been below cost. If the impairment is other-than-temporary, a direct write-down is recognized in realized capital losses and a new cost basis is established.

The Company utilizes the retrospective adjustment method of accounting for mortgage-backed and asset-backed securities. Mortgage-backed and asset-backed securities are amortized over the weighted-average life of the securities using cash flow prepayment assumptions obtained from broker-dealer data and internal models, which factor in mortgage type, seasonings, coupons, current interest rates and the economic environment.

c.	Common stocks

Common stocks are valued at fair value with unrealized capital gains and losses included as a change in policyholders’ contingency reserves. Common stock transactions are recorded on a trade date basis.

The fair value of common stocks is based on values provided by the NAIC’s SVO when available. If SVO values are not available, quoted market values provided by other third-party organizations are used.

The cost basis of common stocks is adjusted for impairments deemed to be other-than-temporary. The Company considers the following factors in the evaluation of whether a decline is other-than-temporary: (a) the financial condition and near-term prospects of the issuer; (b) the Company’s ability and intent to retain the investment for a period of

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

time sufficient to allow for an anticipated recovery in value; and (c) the period and degree to which the market value has been below cost. If the impairment is other-than-temporary, a direct write-down is recognized in realized capital losses and a new cost basis is established.

d.	Mortgage loans

Mortgage loans are valued at the unpaid principal balance of the loan, net of unamortized premiums and discounts, non-refundable commitment fees and mortgage interest points, and valuation allowances. The mortgage loan portfolio is comprised of commercial mortgage loans, including mezzanine loans, and residential mortgage loan pools. Mezzanine loans are loans secured by a pledge of direct or indirect equity interest in an entity that owns real estate. Residential mortgage loan pools are pools of homogeneous residential mortgage loans substantially backed by Federal Housing Administration and Veterans Administration guarantees.

The fair value of mortgage loans is estimated by discounting expected future cash flows using current interest rates for similar loans with similar credit risk. For non-performing loans, the fair value is the estimated collateral value of the underlying real estate.

When, based upon current information and events, it is probable that the Company will be unable to collect all amounts of principal and interest due according to the contractual terms of the mortgage loan agreement, a valuation allowance is established for the excess of the carrying value of the mortgage loan over its fair value. Collectibility and estimated recoveries are assessed on a loan-by-loan basis considering all events and conditions relevant to the loan. The evaluation is inherently subjective as it requires estimates that are susceptible to significant revisions as more information becomes available, changes occur in the market or as negotiations with the borrowing entity evolve. After the measurement of an impairment, an adjustment to the valuation allowance is recorded in net unrealized capital gains or losses.

When an event occurs resulting in an impairment that is other-than-temporary, a direct write-down is recognized in realized capital losses and a new cost basis is established. An impairment is deemed other-than-temporary when foreclosure proceedings or other procedures leading to the acquisition of the collateral are initiated, the acquisition of the collateral is probable, and a reasonable estimate of the collateral value has been determined.

Interest income earned on impaired loans is accrued on the outstanding principal balance of the loan based on the loan’s contractual coupon rate. Interest is not accrued for impaired loans more than 60 days past due, for loans delinquent more than 90 days, or when collection is improbable. The Company continually monitors mortgage loans where the accrual of interest has been discontinued, and will resume the accrual of interest on a mortgage loan when the facts and circumstances of the borrower and property indicate that the payments will continue to be received per the terms of the mortgage loan agreement or modified mortgage loan agreement.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

e.	Policy loans

Policy loans are carried at the outstanding loan balance less amounts unsecured by the cash surrender value of the policy. The fair value for policy loans approximates the carrying value reported in the Statutory Statements of Financial Position. Accrued investment income on policy loans more than 90 days past due is included in the unpaid balance of the policy loan.

f.	Real estate

Investment real estate, which the Company has the intent to hold for the production of income, and real estate occupied by the Company are carried at depreciated cost, less encumbrances. Depreciated cost is adjusted for impairments whenever events or changes in circumstances indicate the carrying amount of the asset may not be recoverable, with the impairment being included in realized capital losses. Depreciation is calculated using the straight-line method over the estimated useful life of the real estate holding, not to exceed 40 years. Depreciation expense is included in net investment income.

Real estate held for sale is carried at the lower of depreciated cost or fair value, less selling costs. Adjustments to the carrying value of real estate held for sale are recorded in a valuation reserve when fair value less selling costs is below depreciated cost. Changes in the valuation reserves for real estate are included in realized capital gains or losses.

Real estate acquired in satisfaction of debt is recorded at fair value at the date of foreclosure.

Fair value is generally estimated using the present value of expected future cash flows discounted at a rate commensurate with the underlying risks.

Real estate transferred to separate accounts is transferred at the fair market value on the date the transaction occurs.

g.	Other investments

Other investments consist of investments in partnerships and limited liability companies (“LLCs”), derivative financial instruments, common stock of unconsolidated subsidiaries and affiliates, preferred stocks and other miscellaneous investments.

Partnerships and LLCs are accounted for using the equity method with changes included in the change in unrealized capital gains and losses in policyholders’ contingency reserves. When it appears probable that the Company will be unable to recover the outstanding carrying value of an investment, or there is evidence indicating an inability of the investee to sustain earnings which would justify the carrying value of the investment, an other-than-temporary impairment is recognized in realized capital losses for the excess of the carrying value over the estimated fair value of the investment. The estimated fair value is determined by evaluating the Company’s current equity value in the underlying investment, performed by assessing the partnership or LLC’s balance sheet, cash flow and current financial condition. Dividends are recorded in net investment income when received.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The Company uses derivative financial instruments in the normal course of business to manage investment risks, primarily to reduce interest rate and duration imbalances determined in asset/liability analyses. The Company also uses a combination of derivatives and short-term investments to economically create temporary investment positions, which are highly liquid and of high quality. These investments perform like bonds and are held to improve the quality and performance of the invested assets until other suitable investments become available. The Company’s derivative strategy employs a variety of derivative financial instruments, including interest rate swaps, currency swaps, asset and equity swaps, options, interest rate caps and floors, forward commitments, and financial futures. Investment risk is assessed on a portfolio basis and individual derivative financial instruments are not designated in hedging relationships; therefore, the criteria for hedge accounting are not met.

Derivative financial instruments are carried at estimated fair value, which is based primarily upon quotations obtained from independent sources. Changes in the fair value of these instruments are recorded as a change in unrealized capital gains and losses in the Statutory Statements of Changes in Policyholders’ Contingency Reserves. Gains and losses realized on the termination, closing, or assignment of contracts are recorded as realized capital gains and losses. Amounts receivable and payable are accrued.

Common stock of unconsolidated subsidiaries is accounted for using the equity method with changes included in the change in unrealized capital gains and losses in policyholders’ contingency reserves. The Company accounts for the value of its investment in its subsidiary, MassMutual Holding LLC (“MMHLLC”) at its underlying GAAP net equity, adjusted for certain non-admitted assets. The Company records net investment income to the extent that dividends are paid by MMHLLC.

Generally, preferred stocks in good standing are valued at amortized cost.

h.	Cash, cash equivalents and short-term investments

The Company considers all highly liquid investments purchased with maturities of three months or less to be cash and cash equivalents.

Short-term investments, which are carried at amortized cost, consist of all highly liquid investments and investments purchased with maturities of greater than three months and less than or equal to twelve months.

The Company has entered into repurchase agreements whereby the Company purchases securities and simultaneously agrees to resell the same or substantially the same securities. Repurchase agreements are accounted for as collateralized lendings with the cash paid for the securities recorded in the financial statements as a short-term investment.

The estimated fair value for these instruments approximates the carrying values reported in the Statutory Statements of Financial Position.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

i.	Securities lending

In 2004, the Company entered into a fee-based securities lending program whereby certain securities are loaned to third-party brokers. The Company retains control over loaned securities, which remain assets of the Company, and are not removed from the accounting records. The Company has the ability to sell the securities while on loan. Fees received for loaning the securities, net of direct expenses, are recorded in net investment income. Interest income on loaned securities that is unrelated to securities lending is recorded in the appropriate investment category consistent with the type of securities lent.

The Company’s policy requires a minimum of 102% of the market value of the loaned securities to be separately held as collateral for the loans; however, the Company does not record or have use of the collateral. Collateral may include Treasuries, agency bonds, mortgage-backed securities, and investment grade corporate securities. The Company has the right to terminate the program at any time.

j.	Accrued investment income

Accrued investment income consists primarily of interest and dividends. Interest is recognized on an accrual basis and dividends are recorded as earned on the ex-dividend date. Due and accrued income is not recorded on: (a) bonds in default; (b) impaired mortgage loans more than 60 days past due; (c) mortgage loans delinquent more than 90 days or where collection of interest is improbable; (d) rent in arrears for more than 90 days; and (e) policy loan interest due and accrued in excess of the cash surrender value of the underlying contract.

k.	Other assets

Other assets primarily include the deferred tax asset, fixed assets, outstanding premium and reinsurance recoverables.

Fixed assets are included in other assets at cost less accumulated depreciation and amortization. Depreciation is determined using the straight-line method over the estimated useful lives of the assets. Estimated lives range from one to ten years for leasehold improvements and three to ten years for all other fixed assets. Most unamortized software and office equipment costs are non-admitted assets.

l.	Non-admitted assets

Assets designated as non-admitted by the NAIC include furniture, certain equipment, the prepaid pension plan asset, the interest maintenance reserve (“IMR”) asset, and certain other receivables, advances and prepayments. Such amounts are excluded from the Statutory Statements of Financial Position by an adjustment to policyholders’ contingency reserves.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

m.	Separate accounts

Separate account assets and liabilities represent segregated funds administered and invested by the Company for the benefit of variable annuity and variable life insurance policyholders. Assets consist principally of marketable securities reported at fair value and are not available to satisfy liabilities that arise from any other business of the Company. Separate account liabilities represent segregated policyholder funds administered and invested by the Company to meet specific investment objectives of the policyholders. The Company receives administrative and investment advisory fees from these accounts.

Separate accounts reflect two categories of risk assumption: non-guaranteed separate accounts, for which the policyholder assumes the investment risk; and guaranteed separate accounts, for which the Company contractually guarantees either a minimum return or minimum account value to the policyholder. Premium income, benefits and expenses of the separate accounts are reported in net income. Investment income and realized and unrealized capital gains and losses on the assets of separate accounts accrue to policyholders and, accordingly, are not recorded in net income.

The Company on occasion may transfer investments to seed separate investment accounts at fair market value. Realized capital gains associated with these transfers are deferred and recognized when separate account products are issued or when the separate investment account subsequently sells these transferred investments. Realized capital losses associated with these transfers are recognized immediately.

n.	Policyholders’ reserves

Policyholders’ reserves provide amounts adequate to discharge estimated future obligations in excess of estimated future premium on policies in force. Reserves for life insurance contracts are developed using accepted actuarial methods computed principally on the net level premium and the Commissioners’ Reserve Valuation Method bases using the American Experience and the 1941, 1958 and 1980 Commissioners’ Standard Ordinary mortality tables with assumed interest rates.

Reserves for individual annuities are based on account value or accepted actuarial methods using applicable interest rates.

Disability income policy reserves are generally calculated using the two-year preliminary term, net level premium and fixed net premium methods, and using the 1964 Commissioner Disability Table and 1985 Commissioner Individual Disability Table A morbidity tables with assumed interest rates.

Disabled life reserves are calculated using actuarially accepted methodology using the 1964 Commissioner Disability Table, 1985 Commissioner Individual Disability Table A and 2001 Commissioner Individual Disability Table C morbidity tables. Due to a change from an issue-year basis to an incurral-year basis for valuation assumptions, effective January 1, 2002, the Company strengthened disabled life reserves resulting in a $54 million decrease in policyholders’ contingency reserves.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Unpaid claims and claim expense reserves are related to disability and long-term care claims with long-tail payouts. Unpaid disability claim liabilities are established based on the average of the last three disability payments paid prior to the valuation date. Claim expense reserves are based on an analysis of the unit expenses related to the processing and examination of new and on-going claims. Interest accrued on reserves has been calculated by applying NAIC prescribed interest rates to the average reserves by incurral year.

Tabular interest, tabular less actual reserves released, and tabular cost for all life contracts are determined in accordance with NAIC Annual Statement Instructions. Traditional life, permanent and term products use a formula that applies a weighted-average interest rate determined from a seriatim valuation file to the mean average reserves. Universal life, variable life and group life insurance products use a formula which applies a weighted-average credited rate to the mean account value.

The Company waives deduction of deferred fractional premium at death and returns any portion of the final premium beyond the date of death. Reserves are computed using continuous functions to reflect these practices.

The reserve method applied to standard policies is used for the substandard reserve calculations that are based on a substandard mortality rate (a multiple of standard reserve tables).

The Company had $30,930 million and $29,867 million of insurance in force at December 31, 2004 and 2003, respectively, for which the gross premium was less than the net premium according to the standard valuation set by the Division.

Guaranteed minimum death benefit (“GMDB”) reserves on certain variable universal life and variable individual annuity products are also established by the Company. These reserves are largely a function of historical separate account returns, assumptions regarding future separate account returns, and the contractual provisions of the issued GMDBs. During 2003, the Company reflected an amendment to Actuarial Guideline XXXIV related to GMDB reserves. There was no significant impact on the required reserves for GMDBs. The GMDB reserve balances as of December 31, 2004 and 2003 were $5 million.

During 2002, the Company reflected Actuarial Guidelines XXXVII and XXXVIII related to reserves on certain universal life policies issued prior to December 31, 2001, resulting in a $3 million decrease in policyholders’ contingency reserves.

All policy liabilities and accruals are based on the various estimates discussed above and are presented net of reinsurance. Management believes that policy liabilities and accruals will be sufficient, in conjunction with future revenues, to meet future obligations of policies and contracts in force.

o.	Deposit fund balances

Reserves for funding agreements and investment-type contracts such as guaranteed investment contracts, deposit administration, supplementary contracts, and immediate

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

participation guarantee contracts are based on account value or accepted actuarial methods using applicable interest rates. Fair value is estimated by discounting expected future cash flows using current market rates.

p.	Policyholders’ dividends

Policyholders’ dividends to be paid in the following year are approved annually by the Company’s Board of Directors. The allocation of these dividends reflects the relative contribution of each group of participating policies to policyholders’ contingency reserves and considers, among other factors, investment returns, mortality and morbidity experience, expenses and income tax charges. Policyholders’ dividends payable represent the estimated amount of dividends due to policyholders at December 31, 2004 and 2003. Policyholders’ dividends are recorded in net income.

q.	Asset valuation reserve

The Company maintains an asset valuation reserve (“AVR”). The AVR is a contingency reserve to stabilize policyholders’ contingency reserves against fluctuations in the value of stocks, real estate investments, partnerships and LLCs as well as credit-related declines in the value of bonds and mortgage loans. The AVR is reported in the Statutory Statements of Financial Position, while the change in the AVR is reported in the Statutory Statements of Changes in Policyholders’ Contingency Reserves.

r.	Other liabilities

Other liabilities primarily include reverse repurchase agreements, collateral held on derivative contracts, due and accrued expenses, and amounts held for agents.

The Company has entered into agreements whereby the Company sells securities and simultaneously agrees to repurchase the same or substantially the same securities. These reverse repurchase agreements are accounted for as collateralized borrowings. The underlying securities are accounted for as an investment by the Company, while the proceeds from the sale of the securities are recorded as a liability. Earnings on these investments are recorded as investment income and the difference between the proceeds and the amount at which the securities will be subsequently reacquired is amortized as interest expense.

s.	Policyholders’ contingency reserves

Policyholders’ contingency reserves represent surplus of the Company as reported to regulatory authorities and are intended to protect policyholders against possible adverse experience.

t.	Participating contracts

Participating contracts issued by the Company represented approximately 68% of the Company’s policyholders’ reserves and deposit fund balances as of December 31, 2004.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

u.	Reinsurance

The Company enters into reinsurance agreements with other insurance companies in the normal course of business in order to limit its insurance risk. Premium income, benefits to policyholders, and policyholders’ reserves are stated net of reinsurance. Reinsurance premium income, commissions, expense reimbursements, benefits and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. The Company remains liable primarily to the insured for the payment of benefits if the reinsurer cannot meet its obligations under the reinsurance agreements. The Company also assumes insurance risk through reinsurance agreements with its subsidiaries. Reserve credits on modified coinsurance agreements are recorded in fees and other income.

v.	Premium and related expense recognition

Life insurance premium revenue is generally recognized annually on the anniversary date of the policy and excess premium for flexible products is recognized when received. Annuity premium is recognized as revenue when received. Disability income premium is recognized as revenue when due. Commissions and other costs related to issuance of new policies, and policy maintenance and settlement costs are charged to current operations when incurred. Surrender fee charges on certain life and annuity products are recorded in benefits and expenses.

w.	Realized and unrealized capital gains and losses

Realized capital gains and losses, net of taxes, exclude gains and losses deferred into the IMR and gains and losses of the separate accounts. Realized capital gains and losses are recognized in net income and are determined using the specific identification method. Net realized after-tax capital losses of $19 million, $53 million and $44 million were deferred into the IMR in 2004, 2003 and 2002, respectively.

All after-tax realized capital gains and losses which result from changes in the overall level of interest rates for all types of fixed income investments and interest-related hedging activities are deferred into the IMR and amortized into revenue. These interest-related gains and losses are amortized into net investment income using the grouped method over the remaining life of the investment sold or, in the case of derivative financial instruments, over the remaining life of the underlying asset.

Unrealized capital gains and losses are recorded as a change in policyholders’ contingency reserves.

3.	New accounting standards

In December 2004, the NAIC’s Emerging Accounting Issues Working Group issued Interpretation (“INT”) 04-17, “Impact of Medicare Modernization Act on Postretirement Benefits,” which provided guidance to adopt the final conclusions in Financial Accounting Standards Board Staff Position (“FSP”) 106-2, “Accounting and Disclosure Requirements Related to the Medicare Prescription Drug, Improvement and Modernization Act of 2003” (“the Act”) with certain modifications. The Act introduced a prescription drug benefit under

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Medicare (“Medicare Part D”) and a federal subsidy to sponsors of retirement health care plans that provide a benefit that is at least actuarially equivalent to Medicare Part D. The Company adopted INT 04-17 during 2004 and has elected retrospective application with a measurement date of January 1, 2004. This resulted in a reduction in the accumulated postretirement benefit obligation (“APBO”) for the subsidy related to benefits attributed to past service of $33 million and resulted in a reduction in net periodic postretirement costs (“NPBC”) for the year of $3 million. Of the $3 million reduction in NPBC for 2004, $1 million is associated with the amortization of actuarial experience, and $2 million is the resulting reduction in interest costs on the APBO.

In June 2004, the NAIC issued Statement of Statutory Accounting Principles (“SSAP”) No. 91 “Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities” with an effective date of January 1, 2005. SSAP No. 91 supercedes SSAP No. 18 “Transfers and Servicing of Financial Assets and Extinguishments of Liabilities”, SSAP No. 33 “Securitization”, and SSAP No. 45 “Repurchase Agreements, Reverse Repurchase Agreements and Dollar Repurchase Agreements.” SSAP No. 91 establishes statutory accounting principles for transfers and servicing of financial assets, including asset securitizations and securitizations of policy acquisition costs, extinguishments of liabilities, repurchase agreements and reverse repurchase agreements, including dollar repurchase and dollar reverse repurchase agreements. The provisions of SSAP No. 91 are to be applied prospectively and will not have a material impact on the Company’s financial condition or results of operation.

In June 2004, the NAIC issued SSAP No. 88 “Investments in Subsidiary, Controlled, and Affiliated Entities, A Replacement of SSAP No. 46” with an effective date of January 1, 2005. SSAP No. 88 supercedes SSAP No. 46 “Investments in Subsidiary, Controlled, and Affiliated Entities”, and amends SSAP No. 68 “Business Combinations and Goodwill” and changes the statutory accounting principles for investments in subsidiaries, controlled and affiliated investments. Adoption of SSAP No. 88 is expected to cause a reduction in policyholders’ contingency reserves arising from a lower carrying value of the Company’s subsidiary, MassMutual Holding LLC, of approximately $11 million attributable to certain adjustments made to the GAAP carrying value of foreign insurance subsidiaries. Changes resulting from the adoption of this statement will be accounted for as a change in accounting principle with a corresponding charge to policyholders’ contingency reserves.

In December 2003, the Company adopted SSAP No. 89 “Accounting for Pensions.” SSAP No. 89 supercedes SSAP No. 8 “Pensions.” SSAP No. 89 clarifies that changes in the minimum pension liability are to be recorded as a component of policyholders’ contingency reserves and not as a component of net income. Accordingly, the Company reported the increase in the minimum liability included in policyholders’ contingency reserves for the year ended December 31, 2003 of $16 million.

On January 1, 2003, the Company adopted SSAP No. 86. SSAP No. 86 supercedes SSAP No. 31 and establishes statutory accounting principles for derivative instruments and hedging, income generation, and replication (synthetic asset) transactions using selected concepts outlined in Financial Accounting Standards Board Statement No. 133, “Accounting for Derivative Instruments and Hedging Activities.” SSAP No. 86 requires that derivative instruments used in hedging transactions that meet the criteria of a highly effective hedge shall be valued and reported in a manner that is consistent with the hedged asset or liability. SSAP No. 86 also requires that derivative instruments used in hedging transactions that do

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

not meet or no longer meet the criteria of an effective hedge shall be accounted for at fair value and the changes in fair value shall be recorded as unrealized capital gains or losses. SSAP No. 86 is effective for derivative transactions entered into or modified on or after January 1, 2003. For derivative contracts entered into prior to January 1, 2003, insurers could choose to either follow SSAP No. 31 or apply the provisions of SSAP No. 86 to all of its open derivative positions as of January 1, 2003. The Company elected to apply the provisions of SSAP No. 86 to all of its open derivative positions as of January 1, 2003. Adoption of SSAP No. 86 by the Company changes the reporting of derivatives mark-to-market that do not qualify for hedge accounting from realized capital gains and losses to unrealized capital gains and losses with no impact on policyholders’ contingency reserves. Accordingly, the Company reported the change in the market value of its open derivative contracts for the years ended December 31, 2004 and 2003 of $209 million and $90 million, respectively, as a change in net unrealized capital losses on the Statutory Statements of Changes in Policyholders’ Contingency Reserves and for the year ended December 31, 2002 of $934 million in net realized capital gains.

4.	Investments

The Company maintains a diversified investment portfolio. Investment policies limit concentration in any asset class, geographic region, industry group, economic characteristic, investment quality, or individual investment.

a.	Bonds

The carrying value and fair value of bonds were as follows:

	December 31, 2004
	Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
	(In Millions)
U.S. Treasury securities and obligations of U.S. government corporations and agencies	$9,688	$335	$9	$10,014
Debt securities issued by foreign governments	85	26	—	111
Asset-backed securities	2,635	67	10	2,692
Mortgage-backed securities	7,444	375	176	7,643
State and local governments	90	6	1	95
Corporate debt securities	14,421	903	54	15,270
Utilities	1,376	108	3	1,481
Affiliates	2,754	16	7	2,763

	$38,493	$1,836	$260	$40,069

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

	December 31, 2003
	Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
	(In Millions)
U.S. Treasury securities and obligations of U.S. government corporations and agencies	$6,707	$237	$107	$6,837
Debt securities issued by foreign governments	120	28	—	148
Asset-backed securities	1,639	62	10	1,691
Mortgage-backed securities	4,330	165	18	4,477
State and local governments	101	7	2	106
Corporate debt securities	16,117	1,269	100	17,286
Utilities	1,163	102	5	1,260
Affiliates	2,390	26	3	2,413

	$32,567	$1,896	$245	$34,218

The following table summarizes the carrying value and fair value of bonds at December 31, 2004 by contractual maturity. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without prepayment penalties.

	Carrying Value	Fair Value
	(In Millions)
Due in one year or less	$947	$959
Due after one year through five years	7,456	7,765
Due after five years through ten years	8,900	9,419
Due after ten years	10,987	11,462

	28,290	29,605
Asset and mortgage-backed securities	10,203	10,464

	$38,493	$40,069

The proceeds from sales and gross realized capital gain and loss activity, including other-than-temporary impairments, were as follows:

	Years Ended December 31,
	2004	2003	2002
	(In Millions)
Proceeds from sales	$3,700	$4,465	$5,772
Gross realized capital gains	84	195	96
Gross realized capital losses	114	222	273

Portions of realized capital gains and losses were deferred into the IMR. Other-than-temporary impairments on bonds during the years ended December 31, 2004, 2003 and 2002 were $62 million, $157 million and $187 million, respectively, and were included in realized capital losses.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following is an analysis of the fair values and gross unrealized losses aggregated by bond category and length of time that the securities have been in a continuous unrealized loss position. At December 31, 2004 the Company had $31 million of these unrealized losses recorded as a reduction to its carrying value of bonds.

	December 31, 2004
	Less than 12 months			12 months or longer
	Fair Value	Unrealized Losses	Number of Issuers	Fair Value	Unrealized Losses	Number of Issuers
	($ In Millions)
U.S. Treasury securities and obligations of U.S. government, corporations and agencies	$1,317	$6	7	$60	$3	4
Debt securities issued by foreign governments	2	—	3	—	1	1
Asset-backed securities	596	9	49	122	2	19
Mortgage-backed securities	1,850	165	69	326	11	16
State and local governments	4	—	1	26	1	1
Corporate debt securities	1,805	56	269	467	27	76
Utilities	96	1	17	71	2	12
Affiliates	1,398	7	7	22	—	2

	$7,068	$244	422	$1,094	$47	131

	December 31, 2003
	Less than 12 months			12 months or longer
	Fair Value	Unrealized Losses	Number of Issuers	Fair Value	Unrealized Losses	Number of Issuers
	($ In Millions)
U.S. Treasury securities and obligations of U.S. government, corporations and agencies	$2,628	$104	21	$55	$2	3
Debt securities issued by foreign governments	—	1	1	2	—	3
Asset-backed securities	429	13	49	63	10	33
Mortgage-backed securities	1,572	29	110	64	2	16
State and local governments	25	2	1	—	—	—
Corporate debt securities	1,676	71	183	309	29	54
Utilities	218	13	69	53	10	40
Affiliates	6	—	2	48	3	5

	$6,554	$233	436	$594	$56	154

Through the Company’s comprehensive evaluation, management concluded that the unrealized losses related to the bonds are not subject to an other-than-temporary designation. Mortgage-backed securities and corporate debt securities in default or not-in-good standing status, including those trading below 80% of cost for a minimum of six months, are subjected to quarterly review and impaired to fair value. The unrealized losses on investments in U.S. Treasury securities, mortgage-backed securities and

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

corporate debt securities were primarily caused by interest rate increases, partially offset by underlying quality improvement related to strengthening economic conditions. The Company has the ability and intent to hold these securities until a market price recovery or maturity.

The Company is not exposed to any significant concentrations of credit risk from a single or group non-governmental issue.

b.	Common stocks

The cost and carrying value of common stocks, including warrants, were as follows:

	December 31,
	2004	2003
	(In Millions)
Cost	$700	$581
Gross unrealized gains	305	225
Gross unrealized losses	(36)	(30)

Carrying value	$969	$776

The gain and loss activity of common stocks, including other-than-temporary impairments, was as follows:

	Years Ended December 31,
	2004	2003	2002
	(In Millions)
Gross realized capital gains	$138	$91	$59
Gross realized capital losses	21	44	87

Other-than-temporary impairments on common stocks were $9 million, $26 million and $26 million during the years ended December 31, 2004, 2003 and 2002, respectively, and were included in realized capital losses.

The Company performed an analysis of the fair values and gross unrealized losses aggregated by length of time for those common stocks that have been in a continuous unrealized loss position. At December 31, 2004, of the $36 million in unrealized losses, $15 million were related to unrealized losses 12 months or longer. The fair value of these securities in an unrealized loss position for 12 months or longer was $12 million and consisted of 49 issuers. At December 31, 2003, of the $30 million in unrealized losses, $24 million were related to unrealized losses 12 months or longer. The fair value of these securities in an unrealized loss position for 12 months or longer was $28 million and consisted of 93 issuers.

Through the Company’s comprehensive evaluation, management concluded that the unrealized losses related to the common stocks and warrants do not qualify as other-than-temporarily impaired. Common stock, where the issuers are in default or not-in-good standing status, including those trading below 70% of cost for a minimum of 12 months,

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

are subject to quarterly review and impaired to fair value. Review for impairments on warrants are combined with the review of bonds in which they were originally issued. The Company has the ability and intent to hold the remaining securities in an unrealized loss position until a market price recovery.

At December 31, 2004, the Company had $236 million of common stock in which the transfer of ownership was restricted by governmental or contractual requirements.

The Company is not exposed to any significant concentrations of credit risk from a single or group issue.

c.	Mortgage loans

Mortgage loans, comprised of commercial mortgage loans and residential mortgage loan pools, were $8,805 million and $7,643 million, net of valuation allowances of $10 million and $17 million, at December 31, 2004 and 2003, respectively. The Company’s commercial mortgage loans primarily finance various types of commercial properties throughout the United States. Residential mortgage loan pools are pools of homogeneous residential mortgage loans substantially backed by Federal Housing Administration and Veterans Administration guarantees. Taxes, assessments and amounts advanced not included in the mortgage loan total were less than $1 million at December 31, 2004 and 2003.

At December 31, 2004, scheduled mortgage loan maturities, net of valuation allowances, were as follows:

(In Millions)
2005	$595
2006	735
2007	496
2008	522
2009	568
Thereafter	3,343

Commercial mortgage loans	6,259
Residential mortgage loan pools	2,546

Total mortgage loans	$8,805

The Company invests in commercial mortgage loans collateralized by commercial real estate. The lending rates, including fixed and variable, on the portfolio of commercial mortgage loans ranged from 2.9% to 14.7% and from 2.4% to 14.7% for the years ended December 31, 2004 and 2003, respectively. The lending rates on the mezzanine loan portfolio ranged from 8.8% to 18.6% and from 10.0% to 10.5% for the years ended December 31, 2004 and 2003, respectively. During 2004, commercial mortgage loan lending rates on new issues, including fixed and variable, ranged from 2.9% to 8.0%, and mezzanine loan lending rates ranged from 8.8% to 18.6%.

The maximum percentage of any one commercial loan to the estimated value of secured collateral at the time the loan was originated, exclusive of mezzanine, insured, guaranteed or purchase money mortgages, was 92% and 81% at December 31, 2004 and 2003,

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

respectively. The maximum percentage of any one mezzanine loan to the estimated value of secured collateral at the time the loan was originated was 98% and 96% at December 31, 2004 and 2003, respectively.

The gain and loss activity of mortgage loans, including other-than-temporary impairments, was as follows:

	Years Ended December 31,
	2004	2003	2002
	(In Millions)
Gross realized capital gains	$—	$2	$5
Gross realized capital losses	4	4	4

Other-than-temporary impairments of mortgage loans were $3 million for the year ended December 31, 2004, and were included in realized capital losses. There were no other-than-temporary impairments of mortgage loans for the year ended December 31, 2003.

At December 31, 2004, the Company had one restructured loan with an amortized cost of $1 million and no related valuation allowance. At December 31, 2003, the Company had two restructured loans with an amortized cost of $2 million, and a related valuation allowance of $2 million. Restructured loans typically have been modified to defer a portion of the contracted interest payments to future periods. There was no interest deferred to future periods for the years ended December 31, 2004 and 2003.

Activity in the valuation allowance for mortgage loans was as follows:

	Years Ended December 31,
	2004	2003
	(In Millions)
Balance, beginning of year	$17	$14
Provision charged to policyholders’ contingency reserves	7	5
Direct write-downs charged against allowances	(3)	(1)
Recoveries of amounts previously provided for	(11)	(1)

Balance, end of year	$10	$17

A portion of the Company’s mortgage loans was impaired and consisted of the following:

	Years Ended December 31,
	2004	2003
	(In Millions)
Impaired mortgage loans with valuation allowance	$58	$103
Impaired mortgage loans without valuation allowance	—	—

Total	58	103
Less valuation allowances on impaired loans	(10)	(17)

Net carrying value of impaired mortgage loans	$48	$86

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The average recorded investment in impaired mortgage loans was $93 million and $103 million for the years ended December 31, 2004 and 2003, respectively. Interest income on impaired loans was $5 million, $8 million and $6 million for years ended December 31, 2004, 2003 and 2002, respectively.

There were no mortgage loans with interest 180 days past due at December 31, 2004 or 2003.

The geographic distributions of the mortgage loans were as follows:

	December 31,
	2004	2003
	(In Millions)
California	$1,203	$1,128
Texas	529	569
Illinois	399	340
New York	391	351
Massachusetts	389	465
Florida	271	257
All other states and countries	3,077	2,885

Commercial mortgage loans	6,259	5,995
Residential mortgage loan pools	2,546	1,648

Total mortgage loans	$8,805	$7,643

d.	Real estate

The carrying value of real estate was as follows:

	Years Ended December 31,
	2004	2003
	(In Millions)
Held for the production of income	$2,119	$2,322
Accumulated depreciation	(623)	(700)
Encumbrances	(206)	(35)

Held for the production of income, net	1,290	1,587

Held for sale	138	269
Accumulated depreciation	(30)	(59)
Valuation reserves	(15)	(5)

Held for sale, net	93	205

Occupied by the Company	213	180
Accumulated depreciation	(111)	(105)

Occupied by the Company, net	102	75

Total real estate	$1,485	$1,867

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The carrying value of non-income producing real estate was $16 million and $111 million at December 31, 2004 and 2003, respectively. None of the properties which are non-income producing real estate were under construction or major renovation at December 31, 2004 or 2003.

Depreciation expense on real estate was $103 million, $107 million and $102 million for the years ended December 31, 2004, 2003 and 2002, respectively.

In 2004, the Company transferred real estate with a fair value of $533 million into a real estate separate account offered to contract holders. Gains related to the transfer were deferred. The deferred gain is recognized as the Company’s ownership is redeemed or when the separate investment account sells the underlying real estate during the normal course of business. As of December 31, 2004 the Company had a deferred gain of $159 million related to this transfer.

The gain and loss activity of real estate investments, including impairments, was as follows:

	Years Ended December 31,
	2004	2003	2002
	(In Millions)
Gross realized capital gains	$146	$13	$122
Gross realized capital losses	23	4	4

Impairments on real estate for the year ended December 31, 2004, were $2 million and were included in realized capital losses. Impairments on real estate for the years ended December 31, 2003 and 2002, were less than $1 million.

The Company is not exposed to any significant concentrations of credit risk in its real estate portfolio.

e.	Other investments

Other investments include investments in partnerships and LLCs, derivative financial instruments, common stock of unconsolidated subsidiaries and affiliates, preferred stocks and other miscellaneous investments.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The carrying values of other investments were as follows:

	December 31,
	2004	2003
	(In Millions)
Partnerships and LLCs	$1,829	$1,402
Derivative financial instruments	1,478	1,671
Common stock of unconsolidated subsidiaries and affiliates	1,921	1,671
Preferred stocks	161	165
Other	3	30

Total other investments	$5,392	$4,939

The gain and loss activity of partnerships and LLCs, including other-than-temporary impairments, was as follows:

	Years Ended December 31,
	2004	2003	2002
	(In Millions)
Gross realized capital gains	$28	$24	$11
Gross realized capital losses	65	33	38

Other-than-temporary impairments relating to investments in partnerships and LLCs for the years ended December 31, 2004, 2003 and 2002 were $49 million, $32 million and $37 million, respectively, and were included in realized capital losses.

The Company is not exposed to any significant concentrations of credit risk in other investments.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

f.	Net investment income

Net investment income was derived from the following sources:

	Years Ended December 31,
	2004	2003	2002
	(In Millions)
Bonds	$2,089	$1,966	$2,028
Common stocks	30	20	12
Mortgage loans	578	530	535
Policy loans	507	505	497
Real estate	280	290	323
Derivative financial instruments	373	451	396
Cash, cash equivalents and short-term investments	111	132	135
Other investments	266	303	174

Gross investment income	4,234	4,197	4,100
Amortization of IMR	34	117	56
Net gain from separate accounts	11	—	—
Less investment expenses	(441)	(444)	(401)

Total net investment income	$3,838	$3,870	$3,755

g.	Net realized capital gains and losses

Net realized capital gains and losses were derived from the following sources:

	Years Ended December 31,
	2004	2003	2002
	(In Millions)
Bonds	$(30)	$(27)	$(177)
Common stocks	117	47	(28)
Mortgage loans	(4)	(2)	1
Real estate	123	9	118
Derivative financial instruments - closed	(28)	(214)	(88)
Other investments	(39)	(56)	(149)
Federal and state taxes	(21)	—	9

	118	(243)	(314)

Derivative financial instruments mark-to-market	—	—	934

Net realized capital gains (losses) before deferral to IMR	118	(243)	620

Net losses deferred to IMR	28	82	66
Less taxes on net deferred losses	(9)	(29)	(22)

Net after tax losses deferred to IMR	19	53	44

Total net realized capital gains (losses)	$137	$(190)	$664

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

h.	Securities lending

As of December 31, 2004, securities with a fair value of $2,026 million were on loan under the program. Collateral, in the form of securities, of $2,129 million was held on the Company’s behalf, by a trustee, as of December 31, 2004.

i.	Repurchase and reverse repurchase agreements

At December 31, 2004, the Company had repurchase agreements outstanding with a total carrying value of $28 million. The maturities of these agreements ranged from January 13, 2005 through January 25, 2005, while the interest rates ranged from 2.4% to 2.5%. The outstanding amount at December 31, 2004 was collateralized by bonds with a fair value of $28 million. There were no repurchase agreements at December 31, 2003.

At December 31, 2004 and 2003, the Company had reverse repurchase agreements outstanding with total carrying values of $52 million and $188 million, respectively. At December 31, 2004, the maturities of these agreements ranged from January 12, 2005 through February 4, 2005, while the interest rates ranged from 2.0% to 2.5%. The outstanding amounts at December 31, 2004 and 2003 were collateralized by bonds with a fair value of $51 million and $192 million, respectively.

5.	Derivative financial instruments

The Company uses derivative financial instruments in the normal course of business to manage investment risks, primarily to reduce interest rate and duration imbalances determined in asset/liability analyses. The Company also uses a combination of derivatives and short-term investments to economically create temporary investment positions, which are highly liquid and of high quality. These investments perform like bonds and are held to improve the quality and performance of invested assets until other suitable investments become available. The Company’s derivative strategy employs a variety of derivative financial instruments, including interest rate swaps, currency swaps, asset and equity swaps, options, interest rate caps and floors, forward commitments, and financial futures. Investment risk is assessed on a portfolio basis and individual derivative financial instruments are not designated in hedging relationships; therefore, the criteria for hedge accounting are not met.

Under interest rate swaps, the Company agrees, at specified intervals, to an exchange of variable rate and fixed rate interest payments calculated by reference to an agreed upon notional principal amount.

Under currency swaps, the Company agrees to an exchange of principal denominated in two different currencies at current rates, under an agreement to repay the principal at a specified future date and rate. The Company utilizes currency swaps for the purpose of managing currency exchange risks that are mainly related to funding agreements.

Options grant the purchaser the right to buy or sell a security or enter into a derivative transaction at a stated price within a stated period. The Company’s option contracts have terms of up to fifteen years.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Interest rate cap agreements grant the purchaser the right to receive the excess of a referenced interest rate over a stated rate calculated by reference to an agreed upon notional amount. Interest rate floor agreements grant the purchaser the right to receive the excess of a stated rate over a referenced interest rate calculated by reference to an agreed upon notional amount.

The Company utilizes certain other agreements including forward commitments and asset and equity swaps to reduce exposures to various risks. Forward contracts are used by the Company to manage market risks relating to interest rates. The Company also uses “to be announced” (“TBAs”) forward contracts to engage in the investment risk and return of mortgage-backed securities. TBAs provide a more liquid and cost effective method than purchasing or selling individual mortgage-backed pools. Typically, the price is agreed upon at the time of the contract and payment is made at a specified future date. The Company usually does not purchase TBAs with settlement by the first possible delivery date and thus accounts for its TBAs as derivatives.

The Company enters into financial futures contracts for the purpose of managing interest rate exposure. The Company’s futures contracts are exchange traded and have credit risk. Margin requirements are met with the deposit of securities. Futures contracts are generally settled with offsetting transactions.

The Company’s principal derivative market risk exposures are interest rate risk, which includes the impact of inflation, and credit risk. Interest rate risk pertains to the change in fair value of the derivative instruments as market interest rates move. The Company is exposed to credit-related losses in the event of non-performance by counterparties to derivative financial instruments. In order to minimize credit risk, the Company and its derivative counterparties require collateral to be posted in the amount owed under each transaction, subject to threshold and minimum transfer amounts that are functions of the rating on the counterparty’s long term, unsecured, unsubordinated debt. Additionally, in many instances, the Company enters into agreements with the counterparties which allow for contracts in a positive position, where the Company is due amounts, to be offset by contracts in a negative position. This right of offset, combined with collateral obtained from counterparties, reduces the Company’s exposure. As of December 31, 2004 and 2003, the Company held collateral of $1,358 million and $1,579 million, respectively. Market value exposure at risk, in a net gain position, net of offsets and collateral, was $152 million and $181 million at December 31, 2004 and 2003, respectively. The Company regularly monitors counterparty credit ratings and exposures, derivatives positions and valuations, and the value of collateral posted to ensure counterparties are credit-worthy and the concentration of exposure is minimized. The Company monitors this exposure as part of its management of the Company’s overall credit exposures.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following tables summarize the carrying values, which equals fair value, and notional amounts of the Company’s derivative financial instruments:

	December 31, 2004
	Assets		Liabilities
	Carrying Value	Notional Amount	Carrying Value	Notional Amount
	(In Millions)
Interest rate swaps	$966	$22,295	$2	$247
Currency, asset and equity swaps	379	1,042	68	264
Options	133	6,899	—	—
Interest rate caps and floors	5	1,000	—	—
Forward commitments	(5)	599	6	341
Financial futures – short positions	—	64	—	—
Financial futures – long positions	—	856	—	—

Total	$1,478	$32,755	$76	$852

	December 31, 2003
	Assets		Liabilities
	Carrying Value	Notional Amount	Carrying Value	Notional Amount
	(In Millions)
Interest rate swaps	$1,222	$26,784	$6	$537
Currency, asset and equity swaps	302	909	40	290
Options	102	5,175	—	—
Interest rate caps and floors	10	1,000	—	—
Forward commitments	35	3,141	7	40
Financial futures – short positions	—	549	—	—

Total	$1,671	$37,558	$53	$867

Notional amounts do not represent amounts exchanged by the parties and thus are not a measure of the exposure of the Company. The amounts exchanged are calculated on the basis of the notional amounts and the other terms of the instruments, which relate to interest rates, exchange rates, security prices or financial and other indices.

6.	Fair value of financial instruments

These fair value disclosures may not necessarily be indicative of amounts that could be realized in immediate settlement of the financial instrument. The use of different assumptions or valuation methodologies may have a material impact on the estimated fair value amounts.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following table summarizes the Company’s financial instruments:

	December 31,
	2004		2003
	Carrying Value	Fair Value	Carrying Value	Fair Value
	(In Millions)
Financial assets:
Bonds	$38,493	$40,069	$32,567	$34,218
Common stocks	969	969	776	776
Preferred stocks	161	170	165	174
Mortgage loans	8,805	9,152	7,643	8,152
Policy loans	6,912	6,912	6,564	6,564
Derivative financial instruments	1,478	1,478	1,671	1,671
Cash, cash equivalents and short-term investments	2,296	2,296	6,535	6,535

Financial liabilities:
Derivative financial instruments	76	76	53	53
Funding agreements	3,651	3,741	3,405	3,511
Investment-type insurance contracts	11,150	11,193	10,398	10,391

As of December 31, 2004, external vendors and broker quotations were the pricing sources for 72% of bond securities and internal models were the pricing sources for 28% of bond securities.

7.	Fixed assets

The Company has fixed assets, comprised primarily of internally developed software, operating software, EDP equipment, office equipment and furniture. Fixed assets amounted to $148 million and $165 million, net of accumulated depreciation of $274 million and $230 million, at December 31, 2004 and 2003, respectively. Depreciation expense on fixed assets for the years ended December 31, 2004, 2003 and 2002 was $59 million, $63 million, and $55 million, respectively.

8.	Surplus notes

The following table summarizes the surplus notes issued and outstanding as of December 31, 2004 (in millions):

Issue Year	Amount	Interest Rate	Maturity Date
1993	$250	7.625%	2023
1994	100	7.500%	2024
2003	250	5.625%	2033

Total	$600

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

These notes are unsecured and subordinate to all present and future indebtedness of the Company, policy claims and prior claims against the Company as provided by the Massachusetts General Laws. These surplus notes are held by bank custodians for unaffiliated investors. Issuance was approved by the Division.

All payments of interest and principal are subject to the prior approval of the Division. Anticipated sinking fund payments are due as follows: $62 million in 2021, $88 million in 2022, $150 million in 2023, and $50 million in 2024. There are no sinking fund requirements for the notes issued in 2003.

Interest on the notes issued in 1994 is payable on March 1 and September 1 of each year to holders of record on the preceding February 15 or August 15, respectively. Interest on the notes issued in 2003 and 1993 is payable on May 15 and November 15 of each year to holders of record on the preceding May 1 or November 1, respectively. Interest expense is not recorded until approval for payment is received from the Division. Interest of $41 million, $34 million and $27 million was approved and paid in 2004, 2003 and 2002, respectively.

9.	Related party transactions

The Company has management and service contracts and cost sharing arrangements with various unconsolidated subsidiaries and affiliates whereby the Company, for a fee, will furnish a subsidiary or affiliate, as required, operating facilities, human resources, computer software development and managerial services. Fees earned under the terms of the contracts and arrangements related to unconsolidated subsidiaries and affiliates were $151 million, $155 million and $194 million for 2004, 2003 and 2002, respectively. The majority of these fees were from C.M. Life Insurance Company (“C.M. Life”), which accounted for $113 million in 2004, $121 million in 2003, and $162 million in 2002.

The Company has agreements with its affiliates, including Babson Capital Management LLC (“Babson Capital”) and OppenheimerFunds Inc., whereby the Company receives revenue from these affiliates for certain recordkeeping and other services that the Company provides to its customers that select investment options that invest in mutual funds managed by these affiliates. For the years ended December 31, 2004 and 2003, revenue of $15 million and $13 million, respectively, was recorded by the Company under these agreements.

Various unconsolidated subsidiaries and affiliates, including Babson Capital, provide investment advisory services to the Company. Total fees for such services were $147 million, $132 million and $116 million for 2004, 2003 and 2002, respectively. In addition, an unconsolidated subsidiary provides administrative services for employee benefit plans to the Company. Total fees for such services were $9 million, $8 million and $9 million for 2004, 2003 and 2002, respectively.

In 2003, the Company entered into a modified coinsurance agreement with its unconsolidated Japanese affiliate, MassMutual Life Insurance Company, on certain life insurance products. Total premium assumed under this agreement was $40 million in 2004 and $41 million in 2003. Fees and other income included $6 million and $40 million of expense allowances in 2004 and 2003, respectively. Total policyholders’ benefits assumed were $14 million and $12 million in 2004 and 2003, respectively. A modified coinsurance adjustment of $16 million and $17 million from the Company to its Japanese affiliate was recorded in 2004 and 2003, respectively.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The Company has reinsurance agreements with its subsidiaries, C.M. Life and MML Bay State Life Insurance Company (“Bay State”), including stop-loss, coinsurance, modified coinsurance and yearly renewable term agreements on life insurance products. Total premium assumed on these agreements were $168 million in 2004, $239 million in 2003 and $153 million in 2002. Fees and other income include an $86 million, $104 million and $98 million expense allowance in 2004, 2003 and 2002, respectively. Total policyholders’ benefits incurred on these agreements were $92 million in 2004, $62 million in 2003 and $46 million in 2002. A modified coinsurance adjustment of $40 million, $37 million and $37 million was received from Bay State and C.M. Life in 2004, 2003 and 2002, respectively. In 2004, 2003 and 2002 experience refunds of $16 million, $16 million and $6 million, respectively, were paid to Bay State and C.M. Life. Effective November 1, 2004, the Company terminated its coinsurance agreements for new business related to two universal life products with C.M. Life.

The Company participates in variable annuity exchange programs with its subsidiary, C.M. Life, whereby certain Company variable annuity policyholders can make a non-taxable exchange of their contract for an enhanced C.M. Life variable annuity contract. Surrender benefits, related to these exchange programs, were $118 million, $117 million and $256 million in 2004, 2003 and 2002, respectively. The Company has an agreement with C.M. Life to compensate the Company for the lost revenue associated with the exchange of these contracts. As a result of these exchanges, the Company had recorded commissions receivable of approximately $1 million as of December 31, 2004 and 2003 and received commissions of $5 million, $9 million and $5 million from C.M. Life for the years ended December 31, 2004, 2003 and 2002, respectively.

The Company had outstanding amounts due to affiliates Babson Capital of $23 million at 4.5% and $16 million at 4.7% and Cornerstone Real Estate Advisers LLC of $4 million at 4.5% and $3 million at 5.0% at December 31, 2004 and 2003, respectively. The amounts are due in 2008 and 2007, respectively, but early repayment may be made at the option of the Company. Both are payable semi-annually in arrears. Interest accrued and paid was $1 million through December 31, 2004 and less than $1 million through December 31, 2003.

10.	Reinsurance

The Company cedes insurance to other insurers in order to limit its insurance risk. Most of the amounts reinsured are on a yearly renewable term basis. Such transfers do not relieve the Company of its primary liability and, as such, failure of reinsurers to honor their obligations could result in losses. The Company reduces this risk by evaluating the financial condition of reinsurers and monitoring for possible concentrations of credit risk. The Company records a receivable for reinsured benefits paid and reduces policyholders’ reserves and funds for the portion of insurance liabilities that are reinsured. The cost of reinsurance is accounted for over the life of the underlying reinsured policies using assumptions consistent with those used to account for the underlying policies.

The Company and its officers and directors do not own any portion of a non-affiliated reinsurer nor were any policies issued by the Company reinsured with a company chartered

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

in a country other than the United States which is owned in excess of 10% or controlled directly or indirectly by an insured, a beneficiary, a creditor or any other person not primarily engaged in the insurance business. There are no reinsurance agreements in effect under which the reinsurer may unilaterally cancel any reinsurance for reasons other than for nonpayment of premium or other similar credits. The Company has no reinsurance agreements in effect such that the amount of losses paid or accrued through the statement date may result in a payment to the reinsurer of amounts which, in aggregate and allowing for offset of mutual credits from other reinsurance agreements with the same reinsurer, exceed the total direct premium collected under the reinsured policies.

No new agreements have been executed nor existing agreements amended, since January 1, 2004, to include policies or contracts which were in force or which had existing reserves established by the Company as of the effective date of the agreements. The Company did not write-off any reinsurance balances and had no commutation of ceded reinsurance.

If all reinsurance agreements were terminated by either party as of December 31, 2004, the resulting reduction in surplus due to loss of reinsurance reserve credits net of unearned premium would be approximately $797 million.

Premium ceded to unaffiliated insurers were $378 million, $328 million and $277 million and reinsurance recoveries were $166 million, $187 million and $156 million for the years ended December 31, 2004, 2003 and 2002, respectively. Reserves ceded to unaffiliated insurers were $928 million and $708 million as of December 31, 2004 and 2003, respectively. Amounts recoverable from unaffiliated reinsurers were $50 million and $47 million as of December 31, 2004 and 2003, respectively. At December 31, 2004, one reinsurer accounted for 39% of the outstanding reinsurance recoverable and the next largest reinsurer had 19% of the balance.

11.	Investments in unconsolidated subsidiaries

The Company has two primary domestic life insurance subsidiaries, C.M. Life, a direct subsidiary which primarily writes fixed and variable annuities and universal life insurance business, and Bay State, an indirectly-owned subsidiary which primarily writes variable life and bank-owned life insurance business.

The Company’s wholly-owned subsidiary, MMHLLC, is the parent of subsidiaries which include retail and institutional asset management, registered broker-dealer, and international life and annuity operations.

The Company does not rely on dividends from its subsidiaries to meet its operating cash flow requirements. Dividend payments from insurance subsidiaries are subject to certain restrictions imposed by statutory authorities. Additionally, dividend payments from other subsidiaries are limited to their retained earnings.

For domestic insurance subsidiaries, substantially all of the statutory shareholder’s equity of approximately $411 million at December 31, 2004 is subject to dividend restrictions. Dividend restrictions, imposed by state regulations, limit the payment of dividends to the Company without the prior approval from the Department. The Company’s domestic insurance subsidiary, C.M. Life, is required to obtain prior approval for dividend payments in 2005.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

For international insurance subsidiaries, the most significant insurance regulatory jurisdictions include Japan, Taiwan, Hong Kong and Bermuda. Historically, the Company reinvested a substantial portion of its unrestricted earnings in its operations and believes such continued reinvestment in the future will be adequate to meet any foreseeable capital requirements.

In 2004, 2003 and 2002, the Company received $100 million, $150 million and $100 million, respectively, in dividends from MMHLLC. At December 31, 2004 MMHLLC had retained earnings of $361 million. Operating results, less dividends declared, for MMHLLC are reflected as net unrealized capital gains in the Statutory Statements of Changes in Policyholders’ Contingency Reserves. The Company held debt issued by MMHLLC and its subsidiaries that amounted to $2,493 million and $2,270 million at December 31, 2004 and 2003, respectively. The Company received interest income on MMHLLC debt of $88 million, $132 million and $120 million in 2004, 2003 and 2002, respectively.

In 2004, 2003 and 2002, the Company contributed additional paid-in capital of $30 million, $256 million, and $255 million, respectively, to unconsolidated subsidiaries, principally MMHLLC and C.M. Life.

Summarized below is statutory financial information for the unconsolidated domestic life insurance subsidiaries as of December 31 and for the years then ended:

	As of and for the Years Ended December 31,
	2004	2003	2002
	(In Millions)
Total revenue	$2,295	$1,946	$2,336
Net income	72	105	16
Assets	13,299	11,690	9,994
Liabilities	12,680	11,081	9,446

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Summarized below is GAAP financial information for other unconsolidated subsidiaries:

	As of and for the Years Ended December 31,
	2004	2003	2002
	(In Millions)
Total revenue	$4,214	$3,230	$3,026
Net income	342	274	22
Assets	19,608	14,824	12,924
Liabilities	18,042	13,557	12,055

12.	Policyholders’ liabilities

a.	Policyholders’ reserves

The following table summarizes policyholders’ reserves, net of reinsurance, and interest rates credited by type of product ($ in millions):

	December 31,
	2004		2003
	Amount	Interest Rates	Amount	Interest Rates
Individual life	$26,936	2.5% - 6.0%	$25,827	2.5% - 6.0%
Group annuities	9,006	2.3% - 11.3%	8,348	2.3% - 11.3%
Group life	7,973	2.5% - 4.5%	6,958	2.5% - 4.5%
Individual annuities	2,617	2.3% - 11.3%	2,297	2.3% - 11.3%
Disabled life claim reserves	1,591	3.0% - 6.0%	1,515	3.0% - 6.0%
Individual universal and variable life	1,136	3.5% - 6.0%	846	3.5% - 6.0%
Guaranteed investment contracts	819	2.5% - 13.0%	751	2.3% - 15.2%
Disability active life reserves	513	3.0% - 6.0%	504	3.0% - 6.0%
Other	153	2.5% - 4.5%	144	2.5% - 4.5%

Total	$50,744		$47,190

b.	Deposit fund balances

The following table summarizes deposit fund balances and interest rates credited by type of product ($ in millions):

	December 31,
	2004		2003
	Amount	Interest Rates	Amount	Interest Rates
Funding agreements	$3,651	1.2% - 10.2%	$3,481	1.2% - 13.0%
Dividend accumulations	614	4.6% - 5.1%	611	4.6% - 5.6%
Supplementary contracts	631	2.5% - 8.0%	544	3.0% - 7.0%
Other	151	4.0% - 5.0%	155	4.0% - 5.0%

Total	$5,047		$4,791

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

c.	Funding agreements

The Company created trusts which established a $2 billion European Medium-Term Note Program and a $5 billion Global Medium-Term Note Program. The purpose of both programs is to issue medium-term notes to domestic and international investors. Proceeds from the sale of the medium-term notes by an unconsolidated affiliated trust are used to purchase funding agreements from the Company. The payment terms of any particular series of notes are matched by the payment terms of the funding agreement securing the series. As of December 31, 2004, the Company has cumulatively issued $3,754 million of funding agreements under these programs.

Guaranteed investment contracts (“GICs”) are pension plan investment contracts that pay a specified non-participating interest rate on contributions and pay book value at a specified maturity date. Contributions and withdrawals are largely fixed at the time of sale.

Structurally the same as GICs, funding agreements are investment contracts sold to the domestic non-qualified market. The terms of the agreements in general do not give the holder the right to terminate the contract prior to the contractually stated maturity dates. As of December 31, 2004, approximately $146 million can be surrendered with a market-value adjustment. No funding agreements have been issued with put provisions or ratings-sensitive triggers. Currency swaps are employed to eliminate foreign exchange risk from all funding agreements issued to back non-U.S. dollar denominated notes.

As of December 31, 2004, the Company’s maturity schedule for investment contract liabilities was as follows:

	Funding Agreements	Traditional GICs	Total
	(In Millions)
2005	$553	$182	$735
2006	814	122	936
2007	517	150	667
2008	305	93	398
2009	479	265	744
Thereafter	983	7	990

Total	$3,651	$819	$4,470

d.	Unpaid claims and claim expense reserves

The Company establishes unpaid claims and claim expense reserves to provide for the estimated costs of paying claims made under individual disability and long-term care policies written by the Company. These reserves include estimates for both claims that have been reported and those that have been incurred but not reported, and include estimates of all expenses associated with processing and settling these claims. This estimation process is based significantly on the assumption that past experience is an appropriate indicator of future events, and involves a variety of actuarial techniques that analyze experience, trends and other relevant factors. Accordingly, actual claim reserves may vary from present estimates. The amounts recorded for unpaid claim and claim expense reserves represent the Company’s best estimate based upon currently known facts and actuarial guidelines.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following table summarizes the disabled life unpaid claims and claim expense reserves:

	December 31,
	2004	2003
	(In Millions)
Claim reserves, beginning of year	$1,642	$1,610
Less reinsurance recoverables	(79)	(55)

Net claim reserves, beginning of year	1,563	1,555

Claims paid related to:
Current year	(7)	(9)
Prior years	(240)	(228)

Total claims paid	(247)	(237)

Incurred related to:
Current year’s incurred	173	185
Current year’s interest	4	4
Prior years’ incurred	39	(17)
Prior years’ interest	73	73

Total incurred	289	245

Adjustments to policyholders’ contingency reserves	19	—

Net claim reserves, end of year	1,624	1,563
Plus reinsurance recoverables	98	79

Claim reserves, end of year	$1,722	$1,642

The adjustments to policyholders’ contingency reserves in accordance with statutory accounting principles are due to corrections related to reinsurance credits applied to disability income claims and data within the disability income reserving system, which were partially offset by reserve methodology refinements.

The changes in reserves for incurred claims related to prior years are primarily the result of ongoing analysis of recent loss development trends.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following table reconciles the disabled life claim reserves to net claim reserves at the end of the year presented in the table above. Disabled life claim reserves are recorded in policyholders’ reserves. Accrued claim liabilities are recorded in other liabilities.

	December 31,
	2004	2003
	(In Millions)
Disabled life claim reserves	$1,591	$1,515
Accrued claim liabilities	33	48

Net claim reserves, end of year	$1,624	$1,563

13.	Postretirement and benefit plans

The Company provides multiple benefit plans including retirement plans and life and health benefits to employees, certain employees of unconsolidated subsidiaries, agents and retirees.

a.	Pension and savings plan

The Company has funded and unfunded non-contributory defined benefit pension plans. The plans cover substantially all employees and agents. For some participants, benefits are calculated on the greater of a formula based on either final average earnings and length of service or the cash balance formula which calculates benefits based on amounts allocated to participants that take into consideration age, service and salary during their careers.

The Company’s policy is to fund pension costs in accordance with the Employee Retirement Income Security Act of 1974. The Company contributed $40 million and $48 million to its qualified defined benefit plan for the years ended December 31, 2004 and 2003, respectively.

The Company sponsors funded and unfunded defined contribution plans for substantially all of its employees and agents. The Company contributes to the funded plan by matching participant contributions up to three percent of pay, within certain limits, based on years of service and the financial results of the Company each year. Company contributions, and any related earnings, are vested based on years of service using a graduated vesting schedule with full vesting after three years of service.

The matching contributions by the Company were $21 million, $18 million and $15 million for the years ended December 31, 2004, 2003 and 2002, respectively, and are included in operating expenses.

The Company also maintains a money purchase pension plan for agents, which was frozen in 2001.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

b.	Other postretirement benefits

The Company provides certain life insurance and health care benefits (“other postretirement benefits”) for its retired employees and agents, and their beneficiaries and dependents. The health care plan is contributory; a portion of the basic life insurance plan is non-contributory. Substantially all of the Company’s employees and agents may become eligible to receive other postretirement benefits. These benefits are funded as considered necessary by the Company’s management. The postretirement health care plans include a limit on the Company’s share of costs for recent and future retirees.

The initial transition obligation of $138 million is being amortized over twenty years through 2012. At December 31, 2004 and 2003, the net unfunded accumulated benefit obligation was $247 million and $266 million, respectively, for employees and agents eligible to retire or currently retired and $39 million and $37 million, respectively, for participants not eligible to retire.

In December 2003, the Medicare Prescription Drug, Improvement and Modernization Act of 2003 (“the Act”) was signed into law. The Act introduced a prescription drug benefit under Medicare (“Medicare Part D”) and a federal subsidy to sponsors of retirement health care plans that provide a benefit that is at least actuarially equivalent to Medicare Part D. In December 2004, the NAIC issued Interpretation 04-17, “Impact of Medicare Modernization Act on Postretirement Benefits,” providing final guidance on accounting for the Act. The Company recorded the effects of the subsidy in measuring net periodic postretirement benefit cost for the twelve months ended December 31, 2004. This resulted in a reduction in the accumulated postretirement benefit obligation (“APBO”) for the subsidy related to benefits attributed to past service of $33 million. The Company has not incurred a reduction in current gross benefit payments and expects to receive subsidy payments beginning in 2006.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Prepaid benefit costs are non-admitted. Accrued benefit costs are included in other liabilities in the Company’s Statutory Statements of Financial Position. The status of these plans as of September 30, adjusted for fourth-quarter activity is summarized below:

	Pension Benefits		Other Postretirement Benefits
	2004	2003	2004	2003
	(In Millions)
Change in benefit obligation:
Benefit obligation, beginning of year	$1,126	$986	$282	$261
Service cost	34	27	5	5
Interest cost	66	65	15	17
Medicare prescription direct subsidy	—	—	(33)	—
Actuarial loss	32	11	9	14
Benefits paid	(61)	(58)	(27)	(20)
Contribution by plan participants	—	—	7	5
Change in actuarial assumptions	—	95	—	—

Benefit obligation, end of year	$1,197	$1,126	$258	$282

Change in plan assets:
Fair value of plan assets, beginning of year	$964	$846	$16	$16
Actual return on plan assets	115	115	—	—
Employer contribution	53	61	15	15
Benefits paid	(61)	(58)	(27)	(20)
Contributions by plan participants	—	—	7	5

Fair value of plan assets, end of year	$1,071	$964	$11	$16

Funded status:	$(126)	$(162)	$(247)	$(266)
Unrecognized net actuarial loss	451	487	36	60
Remaining net obligation at initial date of application	7	8	42	48
Effect of fourth quarter activity	3	3	4	6

Subtotal net amount recognized	335	336	$(165)	$(152)

Less assets non-admitted	480	475

Net amount recognized	$(145)	$(139)

Benefit obligation for non-vested employees	$31	$24	$39	$37

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

	Pension Benefits		Other Postretirement Benefits
	2004	2003	2004	2003
	(In Millions)
Amounts recognized in the Statutory Statements of Financial Position:
Prepaid benefit cost	$473	$467	$—	$—
Intangible assets	7	8	—	—
Less assets non-admitted	480	475	—	—

Net prepaid pension plan asset	—	—	—	—
Accrued benefit cost	(189)	(173)	(165)	(152)
Policyholders’ contingency reserves	44	34	—	—

Net amount recognized	$(145)	$(139)	$(165)	$(152)

The accumulated benefit obligation for all defined benefit pension plans was $1,130 million and $1,065 million at December 31, 2004 and 2003, respectively.

The projected benefit obligation, accumulated benefit obligation, and fair value of plan assets for the pension plans with an accumulated benefit obligation in excess of plan assets are as follows:

	December 31,
	2004	2003
	(In Millions)
Projected benefit obligation	$197	$187
Accumulated benefit obligation	189	173
Fair value of plan assets	—	—

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Net periodic (benefit) cost is included in operating expenses on the Statutory Statements of Income for the years ended December 31, 2004 and 2003 and contains the following components:

	Pension Benefits		Other Postretirement Benefits
	2004	2003	2004	2003
	(In Millions)
Components of net periodic (benefit) cost:
Service cost	$34	$27	$5	$6
Interest cost	66	65	15	17
Expected return on plan assets	(76)	(79)	—	(1)
Amortization of unrecognized transition obligation	1	1	5	5
Amount of recognized (gains) and losses	27	12	1	1

Total net periodic (benefit) cost	$52	$26	$26	$28

Increase in minimum liability included in policyholders’ contingency reserves	$9	$16	$—	$—

The weighted-average assumptions and assumed health care cost trend rates at September 30, 2004 and 2003 used by the Company to calculate the benefit obligations as of those dates and to determine the benefit costs in the subsequent plan year are as follows:

	Pension Benefits		Other Postretirement Benefits
	2004	2003	2004	2003
Weighted-average assumptions:
Discount rate	6.00%	6.00%	6.00%	6.00%
Increase in future compensation levels	4.00%	4.00%	4.00%	4.00%
Long-term rate of return on assets	8.00%	8.00%	3.00%	6.00%
Health care cost trend rate	—	—	9.00%	9.00%
Ultimate health care cost trend rate after gradual decrease until 2008 and 2007, respectively	—	—	5.00%	5.00%

The long-term rate of return for the qualified pension plan is established via a building block approach with proper consideration for diversification and rebalancing. Historical markets are studied and long-term historical relationships between equities and fixed-income are preserved consistent with the widely accepted capital market principle that assets with higher volatility generate a greater return over the long run. Current market factors such as inflation and interest rates are evaluated before long-term capital market assumptions are determined.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Assumed health care cost trend rates have an effect on the amounts reported for the health care plans. A one-percentage point change in the assumed health care cost trend rate would have the following effects in 2004:

	One Percentage Point Increase	One Percentage Point Decrease
	(In Millions)
Effect on total service and interest cost	$1	$1
Effect on other postretirement benefit obligation	16	15

The Company’s pension plan weighted-average asset allocations by asset category are as follows:

	Plan Assets At December 31,
Asset Category	Actual 2004	2004 Target Ranges	Actual 2003
Domestic equity	54%	45.0% - 55.0%	54%
International equity	11	7.5% - 12.5%	11
Domestic fixed income	27	25.0% - 35.0%	27
Alternative investments	8	7.5% - 12.5%	8

Total	100%		100%

As of December 31, 2004 and 2003, pension plan assets of $1,150 million and $1,035 million, respectively, are invested in group annuity contracts which invest in the Company’s general and separate accounts.

The Company employs a total return investment approach whereby a mix of equities and fixed-income investments are used to maximize the long-term return of plan assets for a prudent level of risk. Risk tolerance is established through careful consideration of plan liabilities, plan funded status, and corporate financial condition. The investment portfolio contains a diversified blend of equity and fixed-income investments. Furthermore, equity investments are diversified across U.S. and non-U.S. stocks, as well as growth, value, and small and large capitalizations. Alternative assets such as real estate, private equity and hedge funds are used to improve portfolio diversification. Investment risk is measured and monitored on an ongoing basis through quarterly investment portfolio reviews, annual liability measurements, and periodic asset/liability studies.

During 2003, an asset/liability study was performed that resulted in a rebalancing of the portfolio and newly targeted asset allocation ranges.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The Company’s other postretirement benefit plans weighted-average asset allocations by asset category are as follows:

	Plan Assets At December 31,
Asset Category	2004	2003
Domestic fixed income	50%	42%
Cash and cash equivalents	50	58

Total	100%	100%

The Company invests in highly liquid money market investments and other fixed-income investments to the extent necessary to satisfy reasonably anticipated routine current benefit liability amounts, with additional amounts sufficient to satisfy reasonably anticipated spikes in such liability amounts.

The Company expects to spend $14 million to meet its expected obligations under its nonqualified pension plans and $19 million to its other postretirement benefit plan in 2005.

The expected future benefit payments and Medicare prescription direct subsidy receipts, which reflect expected future service, are as follows:

	Pension Benefits	Other Postretirement Benefits	Medicare Prescription Direct Subsidy
	(In Millions)
2005	$58	$19	$—
2006	60	20	2
2007	63	22	2
2008	66	23	2
2009	69	24	2
Years 2010-2014	404	140	14

The net expense charged to operations for all employee benefit plans was $160 million, $132 million and $87 million for the years ended December 31, 2004, 2003 and 2002, respectively.

14.	Federal income taxes

Federal income taxes are based upon the Company’s best estimate of its current and deferred tax liabilities. Deferred income taxes, which provide for book versus tax temporary differences, are subject to limitations and are reported as a separate component of policyholders’ contingency reserves. Accordingly, the reporting of temporary differences, such as reserves and policy acquisition costs, and of permanent differences, such as policyholder dividends and tax credits, results in effective tax rates that differ from the federal statutory tax rate.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The components of the net deferred tax asset recognized in the Company’s assets, liabilities and policyholders’ contingency reserves are as follows:

	December 31,
	2004	2003
	(In Millions)
Total deferred tax assets	$2,246	$2,013
Total deferred tax liabilities	(1,244)	(1,215)

Net deferred tax asset	1,002	798
Deferred tax assets non-admitted	(607)	(427)

Net admitted deferred tax asset	$395	$371

(Increase) decrease in non-admitted asset	$(180)	$52

The provision for incurred taxes (benefit) on earnings are as follows:

	Years Ended December 31,
	2004	2003	2002
	(In Millions)
Federal income tax expense (benefit)	$122	$(132)	$(144)
Foreign income tax expense	10	10	6

	132	(122)	(138)
Federal income tax expense (benefit) on net capital gains (losses)	21	—	(9)

Federal and foreign income tax expense (benefit)	$153	$(122)	$(147)

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and deferred tax liabilities are as follows:

	December 31,
	2004	2003
	(In Millions)
Deferred tax assets:
Reserve items	$615	$574
Policy acquisition costs	422	389
Non-admitted assets	250	244
Policyholder dividend related items	212	234
Investment items	196	208
Unrealized investment losses	169	62
Pension and compensation related items	154	166
Other	228	136

Total deferred tax assets	2,246	2,013
Non-admitted deferred tax assets	(607)	(427)

Admitted deferred tax assets	1,639	1,586

Deferred tax liabilities:
Unrealized investment gains	611	649
Investment items	224	162
Deferred and uncollected premium	175	177
Pension items	167	162
Other	67	65

Total deferred tax liabilities	1,244	1,215

Net admitted deferred tax assets	$395	$371

The change in net deferred income taxes is comprised of the following:

	Years Ended December 31,
	2004	2003
	(In Millions)
Change in deferred tax assets	$233	$(31)
Change in deferred tax liabilities	(29)	(172)

Increase (decrease) in deferred tax asset	204	(203)
Tax effect of unrealized (losses) gains	(145)	284

Increase in net deferred income tax	$59	$81

As of December 31, 2004, the Company had no net operating or capital loss carryforwards to include in deferred income taxes.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The provision for federal and foreign income tax expense (benefit) is different from that which would be obtained by applying the statutory federal income tax rate to income before taxes. The significant items causing this difference are as follows:

	Years Ended December 31,
	2004	2003	2002
	(In Millions)
Provision computed at statutory rate	$151	$70	$421
Policyholder dividends	52	(34)	(174)
Investment items	(51)	(138)	(58)
Tax credits	(46)	(38)	(36)
Non-admitted assets	(6)	(52)	(179)
Other	(6)	(11)	(11)

Total	$94	$(203)	$(37)

Federal and foreign income tax expense (benefit)	$153	$(122)	$(147)
Change in net deferred income taxes	(59)	(81)	110

Total statutory income taxes	$94	$(203)	$(37)

During the year ended December 31, 2004, the Company received federal income tax refunds in the amount of $85 million. During the years ended December 31, 2003 and 2002, the Company paid federal income taxes in the amounts of $107 million and $195 million, respectively. As of December 31, 2004, federal income taxes paid in the current and prior years that will be available for recovery in the event of future net losses were as follows: $5 million in 2004, $101 million in 2003, and $75 million in 2002.

The Job Creation and Worker Assistance Act of 2002 suspended the limitation on the deductibility of the Company’s dividends paid to policyholders for 2001 through 2003. The Pension Funding Equity Act of 2004 repealed the limitation for 2005 and later years. Given the absence of data from the United States Internal Revenue Service (“IRS”) needed to calculate the 2004 limitation, an estimate based on the actual limitation from prior years has been used.

The American Jobs Creation Act of 2004, enacted October 22, 2004, allows a deduction of 85% of certain foreign earnings that are repatriated by December 31, 2005. The Company does not expect to be able to complete its evaluation of this provision until Congress or the Treasury Department provides additional guidance. The range of amounts that the Company may repatriate under this provision is between zero and $85 million. The related range of income tax is between zero and $5 million.

The Company plans to file its 2004 federal income tax return with its eligible subsidiaries and certain affiliates. The Company and its eligible subsidiaries and certain affiliates are subject to a written tax-allocation agreement which allocates the group’s tax liability for payment purposes. Generally, the agreement provides that group members shall be compensated for the use of their losses and credits by other group members.

The IRS has completed its examination of the Company’s income tax returns through 1997 and is currently examining 1998 through 2000. Management believes any adjustments that may result from such examinations will not materially impact the Company’s financial position.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

15.	Business risks, commitments and contingencies

a.	Risks and uncertainties

The Company operates in a business environment subject to various risks and uncertainties. Such risks and uncertainties include, but are not limited to, interest rate risk and credit risk. Interest rate risk is the potential for interest rates to change, which can cause fluctuations in the value of investments and amounts due to policyholders. To the extent that fluctuations in interest rates cause the duration of assets and liabilities to differ, the Company controls its exposure to this risk by, among other things, asset/liability matching techniques that account for the cash flow characteristics of the assets and liabilities. Credit risk is the risk that issuers of investments owned by the Company may default or that other parties may not be able to pay amounts due to the Company. The Company manages its investments to limit credit risk by diversifying its portfolio among various security types and industry sectors. Management does not believe that significant concentrations of credit risk existed as of December 31, 2004 and 2003 or for the three years ended December 31, 2004.

The Company’s currency exchange risk is related to non-U.S. dollar denominated investments, the Medium-Term Note Program and international operations. The Company mitigates its currency exposures related to the Medium-Term Note Program and a portion of its currency exposure related to its international operations through the use of derivatives. Capital invested by the Company in its international operations is not subject to currency exchange risk as the assets backing the capital are denominated in U.S. dollars.

Asset based fees calculated as a percentage of the separate account assets are a source of revenue to the Company. Gains and losses in the equity markets may result in corresponding increases and decreases in the Company’s separate account assets and related revenue.

b.	Leases

The Company leases office space and equipment in the normal course of business under various non-cancelable operating lease agreements. Total rental expense on operating leases was $32 million, $39 million and $34 million for the years ended December 31, 2004, 2003 and 2002, respectively.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Future minimum lease commitments are as follows:

(In Millions)
2005	$32
2006	29
2007	25
2008	21
2009	13
Thereafter	19

Total	$139

c.	Guaranty funds

The Company is subject to insurance guaranty fund laws in the states in which it does business. These laws assess insurance companies amounts to be used to pay benefits to policyholders and policy claimants of insolvent insurance companies. Many states allow these assessments to be credited against future premium taxes. The Company believes such assessments in excess of amounts accrued will not materially impact its financial position, results of operations, or liquidity.

d.	Litigation

The Company is involved in litigation arising in and out of the normal course of business, including class action and purported class action suits, which seek both compensatory and punitive damages. While the Company is not aware of any actions or allegations that should reasonably give rise to any material adverse impact, the outcome of litigation cannot be foreseen with certainty. It is the opinion of management, after consultation with legal counsel, that the ultimate resolution of these matters will not materially impact the Company’s financial position or liquidity. The outcome of a particular proceeding may be material to the Company’s operating results for a particular period depending upon, among other factors, the size of the loss or liability and the level of the Company’s income for the period.

In 2004, the Company entered into a settlement agreement and received preliminary court approval resolving litigation proceedings involving alleged sales practices claims. The settlement class includes all policyholders, with certain limited exceptions, who have or had an ownership interest in permanent life policies, term life policies or disability income policies issued between January 1, 1983 and December 31, 2003. The settlement agreement resulted in the establishment of a liability of approximately $268 million in 2004. This estimated amount represents the cost to the Company of the settlement including related expenses.

e.	Regulatory inquiries

The Company is, from time to time, also involved in various governmental and administrative proceedings or regulatory investigations and inquiries. Along with others in our industry, the Company has been contacted by regulatory agencies for information relating to business practices. The Company is cooperating with these regulatory agencies and is responding to those information requests. The Company cannot predict with certainty the likely outcome of the inquiries or how its business may be affected by the inquiries or the regulatory investigations.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

f.	Commitments

In the normal course of business, the Company provides specified guarantees and funding to MMHLLC and certain of its subsidiaries. At December 31, 2004 and 2003, the Company had approximately $1,325 million and $925 million of outstanding unsecured funding commitments, respectively, and a $500 million support agreement related to unsecured credit facilities.

In the normal course of business, the Company enters into letter of credit arrangements. At December 31, 2004 and 2003, the Company had approximately $46 million and $68 million of outstanding letters of credit, respectively. At December 31, 2004 and 2003, the Company had no liability attributable to the support agreement, letters of credit, or the funding commitments.

In the normal course of business, the Company enters into commitments to purchase certain investments. At December 31, 2004, the Company had outstanding commitments to purchase privately placed securities, mortgage loans and partnerships and LLCs, which totaled $1,069 million, $567 million and $1,388 million, respectively. The majority of these commitments have funding periods that extend from one to five years. The Company is not required to fund commitments once the commitment period expires.

Certain commitments and guarantees of the Company provide for the maintenance of subsidiary regulatory capital and surplus levels and liquidity sufficient to meet certain obligations. These commitments and guarantees are not limited. At December 31, 2004 and 2003, the Company had no outstanding obligations attributable to these commitments and guarantees.

16.	Withdrawal characteristics

a.	Annuity actuarial reserves and deposit fund liabilities

The withdrawal characteristics of the Company’s annuity actuarial reserves and deposit fund liabilities at December 31, 2004 are illustrated below:

	Amount	% of Total
	(In Millions)
Subject to discretionary withdrawal -
With fair value adjustment	$7,691	17%
At book value less current surrender charge of 5% or more	392	1
At fair value	26,489	59

Subtotal	34,572	77
Subject to discretionary withdrawal -
At book value without fair value adjustment	2,483	5
Not subject to discretionary withdrawal	7,924	18

Total	$44,979	100%

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following is the reconciliation of total annuity actuarial reserves and deposit fund liabilities at December 31, 2004:

(In Millions)
Statutory Statements of Financial Position:
Policyholders’ reserves - group annuities	$9,006
Policyholders’ reserves - individual annuities	2,617
Policyholders’ reserves - guaranteed interest contracts	819
Deposit fund balances	5,047

Subtotal	17,489
Separate Account Annual Statement:
Annuities	26,480
Other contract deposit funds and guaranteed interest contracts	1,010

Subtotal	27,490

Total	$44,979

b.	Separate accounts

Information regarding the separate accounts of the Company, as of and for the period ended December 31, 2004 is as follows:

	Guaranteed	Non- Guaranteed	Total
	(In Millions)
Net premium, considerations or deposits	$1,000	$4,942	$5,942

Reserves:
For accounts with assets at:
Fair value	$1,474	$27,080	$28,554
Non-policy liabilities	—	205	205

Total	$1,474	$27,285	$28,759

By withdrawal characteristics:
Subject to withdrawal:
With fair value adjustment	$1,001	$—	$1,001
At book value without fair value adjustment and current surrender charge of 5% or more	—	345	345
At fair value	473	26,687	27,160
At book value without fair value adjustment and with current surrender charge less than 5%	—	48	48

Subtotal	1,474	27,080	28,554
Non-policy liabilities	—	205	205

Total	$1,474	$27,285	$28,759

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

For the year ended December 31, 2004, net transfers to separate accounts of $2,267 million were included in the Statutory Statements of Income. The summaries of operations of the Company’s NAIC Separate Account Annual Statements reported net transfers of $3,267 million, which includes $1,000 million of net deposits on deposit liabilities transferred to separate accounts.

17.	Presentation of the Statutory Statements of Cash Flows

The presentation of the 2003 and 2002 Statutory Statements of Cash Flows has been changed to the direct method from the indirect method. As required by SSAP No. 69 “Statement of Cash Flows,” the Company has included in the Statutory Statements of Cash Flows non-cash transactions primarily related to (1) the exchange of bonds for bonds of $1,125 million, $944 million and $562 million for the years ended December 31, 2004, 2003 and 2002, respectively; (2) the transfer of real estate to separate accounts of $360 million for the year ended December 31, 2004; and (3) the conversion of bonds to stocks of $29 million, $293 million and $37 million for the years ended December 31, 2004, 2003 and 2002, respectively.

18.	Subsidiaries and affiliated companies

A summary of ownership and relationship of the Company and its subsidiaries and affiliated companies as of December 31, 2004 is illustrated below. Subsidiaries are wholly-owned, except as noted.

Subsidiaries of Massachusetts Mutual Life Insurance Company

CM Assurance Company

CM Benefit Insurance Company

C.M. Life Insurance Company

MassMutual Holding LLC

MassMutual Mortgage Finance, LLC

MassMutual Owners Association, Inc.

The MassMutual Trust Company

MML Distributors, LLC

Subsidiaries of C.M. Life Insurance Company

MML Bay State Life Insurance Company

Subsidiaries of MassMutual Holding LLC

CM Property Management, Inc.

HYP Management LLC

MassMutual Assignment Company

MassMutual Benefits Management, Inc.

MassMutual Funding LLC

MassMutual Holding MSC, Inc.

MassMutual International, Inc.

MMHC Investment LLC

MML Investors Services, Inc.

MML Realty Management Corporation

Urban Properties, Inc.

Antares Capital Corporation – 80.2%

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Subsidiaries of MassMutual Holding LLC, continued

Cornerstone Real Estate Advisers LLC

Babson Capital Management LLC

Oppenheimer Acquisition Corporation – 96.8%

Affiliates of Massachusetts Mutual Life Insurance Company

MML Series Investment Funds

MassMutual Select Funds

MassMutual Premier Funds

PART C

OTHER INFORMATION

Item  24.    Financial Statements and Exhibits

        (a)  Financial Statements

Financial Statements Included in Part A

Condensed Financial Information

Financial Statements Included in Part B

The Registrant

Report of Independent Registered Public Accounting Firm

Statement of Assets and Liabilities as of December 31, 2004

Statements of Operations and Changes in Net Assets for the years ended December 31, 2004 and 2003

Notes to Financial Statements

The Depositor

Independent Auditors’ Report

Statutory Statements of Financial Position as of December 31, 2004 and 2003

Statutory Statements of Income for the years ended December 31, 2004, 2003, and 2002 Statutory Statements of Changes in Policyholders’ Contingency Reserves for the years ended December 31, 2004, 2003, and 2002

Statutory Statements of Cash Flows for the years ended December 31, 2004, 2003, and 2002

Notes to Statutory Financial Statements

        (b)  Exhibits

Exhibit 1	Resolution of Board of Directors of the Company authorizing the establishment of the Separate Account.(1)

Exhibit 2	Not Applicable.

Exhibit 3	(i) Principal Underwriting Agreement.(3)

(ii) Underwriting and Servicing Agreement.(3)

Exhibit 4	Form of Individual Annuity Contract.(11)

Exhibit 5	Form of Individual Annuity Application.(11)

Exhibit 6	(i) Copy of Articles of Incorporation of the Company.(1)

(ii) Copy of the Bylaws of the Company.(1)

Exhibit 7	Not Applicable.

Exhibit 8	(i) Form of Participation Agreement with Oppenheimer Variable Account Funds, Inc.(2)

(ii) Form of Participation Agreement with Panorama Series Fund, Inc.(2)

(iii) Form of Participation Agreement with American Century Variable Portfolios, Inc.(3)

(iv) Form of Participation Agreement with Fidelity Variable Products Fund, Fidelity Variable Insurance Products Fund II, and Fidelity Variable Insurance Products Fund III.(9)

(v) Form of Participation Agreement with T. Rowe Equity Series, Inc.(3)

(vi) Form of Participation Agreement with Deutsche Asset Management VIT Funds.(6)

(vii) Form of Participation Agreement with Janus Aspen Series.(6)

(viii) Form of Participation Agreement with Franklin Templeton Variable Insurance Products Trust.(6)

(ix) Form of Participation Agreement with MFS Variable Insurance Trust.(7)

(x) Form of Participation Agreement with Calvert Variable Series, Inc.(8)

(xi) Form of Participation Agreement with INVESCO Variable Investment Funds, Inc.(8)

(xii) Form of Participation Agreement with American Funds Insurance Series.(12)

Exhibit 9	Opinion and Consent of Counsel.*

Exhibit 10	(i) (a) Consent of Independent Registered Public Accounting Firm, KPMG LLP*

(b) Consent of Independent Registered Public Accounting Firm, Deloitte & Touche LLP*

(ii) Powers of Attorney for:

Robert J. O’Connell(4)

Howard Gunton(14)

Roger G. Ackerman(5)

James R. Birle(4)

Gene Chao(4)

James H. DeGraffenreidt(4)

Patricia Diaz Dennis(5)

James L. Dunlap(4)

William B. Ellis(4)

Robert Essner(4)

Robert M. Furek(4)

William B. Marx, Jr.(4)

John F. Maypole(4)

Marc Racicot(4)

Thomas A. Monti(4)

Norman A. Smith(14)

Carol A. Leary(15)

Exhibit 11	Not Applicable.

Exhibit 12	Not Applicable.

Exhibit 13	Schedule of Computation of Performance. (13)

Exhibit 14	None.

Exhibit 99	Reports of Independent Registered Public Accounting Firm, Deloitte & Touche LLP*

(1)	Incorporated by reference to Registrant’s initial Registration Statement (No. 333-45039) filed on January 28, 1998.
(2)	Incorporated by reference to Registration Statement No. 333-22557, filed on February 28, 1997.
(3)	Incorporated by reference to Registrant’s Pre-Effective Amendment No. 1 to Registration Statement No. 333-45039, filed on June 4, 1998.
(4)	Incorporated by reference to Initial Registration Statement No. 333-112626 filed on Form N-4 on February 9, 2004.
(5)	Incorporated by reference to Post-Effective Amendment No. 6 to Registration Statement No. 333-49475 filed on Form N-6 on February 24, 2004.
(6)	Incorporated by reference to Pre-Effective Amendment No. 2 to Registration Statement No. 333-80991, filed on September 20, 1999.
(7)	Incorporated by reference to Initial Registration Statement No. 333-65887 filed on October 20, 1998.
(8)	Incorporated by reference to Post-Effective Amendment No. 2 to Registration Statement No. 333-80991 filed in April 2000.
(9)	Incorporated by reference to Initial Registration Statement No. 333-65887 filed on Form S-6 on October 20, 1998.
(10)	Incorporated by reference to Post-Effective Amendment No. 1 to Registration Statement No. 333-73406 on Form N-4 on April 25, 2003.

(11)	Incorporated by reference to Initial Registration Statement No. 333-73406 filed in November, 2001.
(12)	Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement No. 333-101495 on Form N-6.
(13)	Incorporated by reference to Post-Effective Amendment No. 1 to Registration Statement No. 333-73406 filed on Form N-4 on April 25, 2003.
(14)	Incorporated by reference to Post-Effective Amendment No. 1 to Registration Statement No. 333-112626 filed on Form N-4 on February 1, 2005.
(15)	Incorporated by reference to Post-Effective Amendment No. 24 to Registration Statement No. 2-75412 filed on Form N-4 in April 2005.
*	Filed herewith.

Item 25.    Directors and Officers of the Depositor

Directors of Massachusetts Mutual Life Insurance Company

Name, Position, Business Address	Principal Occupation(s) During Past Five Years
Roger G. Ackerman, Director P.O. Box 45 Phoenix, NY 13135	Corning, Inc. Chairman (2001) Chairman and Chief Executive Officer (1996-2000)

James R. Birle, Director 2 Pine Lane East Village of Golf, FL 33436	Resolute Partners, LLC Chairman (since 1997)

Gene Chao, Director 733 SW Vista Avenue Portland, OR 97205	Computer Projections, Inc. Chairman, President and CEO (1991-2000)

James H. DeGraffenreidt, Jr., Director 101 Constitution Avenue, NW Washington, DC 20001	WGL Holdings, Inc. Chairman and Chief Executive Officer (since 2001) Chairman, President, and Chief Executive Officer (2000-2001) Chairman and Chief Executive Officer (1998-2000)

Patricia Diaz Dennis, Director 175 East Houston, Room 11-A-50 San Antonio, TX 78205

SBC Telecommunications, Inc.

Senior Vice President and Assistant General Counsel (since 2004)

SBC West.

Senior Vice President, General Counsel & Secretary (2002-2004)

SBC Communications Inc.

Senior Vice President – Regulatory and Public Affairs (1998-2002)

James L. Dunlap, Director 1659 North Boulevard Houston, TX 77006	Ocean Energy, Inc. Vice Chairman (1998-1999)

William B. Ellis, Director 31 Pound Foolish Lane Glastonbury, CT 06033	Yale University School of Forestry and Environmental Studies Senior Visiting Fellow (since 1995)

Robert A. Essner, Director 5 Giralda Farms Madison, NJ 07940

Wyeth (formerly American Home Products)

Chairman, President and Chief Executive Officer (since 2002)

President and Chief Executive Officer (2001)

President and Chief Operating Officer (2000-2001)

Executive Vice President (1997-2000)

Wyeth-Ayerst Pharmaceuticals

President (1997-2000)

Robert M. Furek, Director 70 Waterside Lane West Hartford, CT 06107	Resolute Partners LLC Partner (since 1997) State Board of Trustees for the Hartford School System Chairman (1997-2000)

Carol A. Leary, Director 588 Longmeadow Street Longmeadow, MA 01106	Bay Path College President (since 1994)

William B. Marx, Jr., Director 5 Peacock Lane Village of Golf, FL 33436-5299	Lucent Technologies Senior Executive Vice President (1996-1996)

John F. Maypole, Director 55 Sandy Hook Road – North Sarasota, FL 34242	Peach State Real Estate Holding Company Managing Partner (since 1984)

Robert J. O’Connell, Director, Chairman, President and Chief Executive Officer 1295 State Street Springfield, MA 01111	Massachusetts Mutual Life Insurance Company Chairman (since 2000), Director, President and Chief Executive Officer (since 1999)

Marc Racicot, Director 2000 K Street, N.W., Suite 500 Washington, DC 20006-1872	Bracewell & Patterson, LLP Partner (since 2001) State of Montana Governor (1993-2000)

Executive Vice Presidents:

Name, Position, Business Address	Principal Occupation(s) During Past Five Years
Susan A. Alfano 1295 State Street Springfield, MA 01111	Massachusetts Mutual Life Insurance Company Executive Vice President (since 2001) Senior Vice President (1996-2001)

Frederick Castellani 1295 State Street Springfield, MA 01111	Massachusetts Mutual Life Insurance Company Executive Vice President (since 2001) Senior Vice President (1996-2001)

Howard Gunton 1295 State Street Springfield, MA 01111	Massachusetts Mutual Life Insurance Company Executive Vice President & CFO (since 2001) Senior Vice President & CFO (1999-2001)

James E. Miller 1295 State Street Springfield, MA 01111	Massachusetts Mutual Life Insurance Company Executive Vice President (since 1997 and 1987-1996)

John V. Murphy 1295 State Street Springfield, MA 01111

OppenheimerFunds, Inc.

Chairman, President, and Chief Executive Officer (since 2001)

President & Chief Operating Officer (2000-2001)

Massachusetts Mutual Life Insurance Company

Executive Vice President (since 1997)

Andrew Oleksiw 1295 State Street Springfield, MA 01111	Massachusetts Mutual Life Insurance Company Executive Vice President (since 2003) Senior Vice President (1999-2003)

Stuart H. Reese 1295 State Street Springfield, MA 01111

Babson Capital Management LLC

Chairman and Chief Executive Officer (since 2001)

President and Chief Executive Officer (1999-2001)

Massachusetts Mutual Life Insurance Company

Executive Vice President and Chief Investment Officer (since 1999)

Toby Slodden 1295 State Street Springfield, MA 01111	Massachusetts Mutual Life Insurance Company Executive Vice President (since 2003) Senior Vice President (1999-2003)

Matthew Winter 1295 State Street Springfield, MA 01111	Massachusetts Mutual Life Insurance Company Executive Vice President (since 2001) Senior Vice President (1998-2001)

Item 26.    Persons Controlled by or Under Common Control with the Depositor or Registrant

The assets of the Registrant, under state law, are assets of MassMutual.

The registrant may also be deemed to be under common control with other separate accounts established by MassMutual and its life insurance subsidiaries, C.M. Life Insurance Company and MML Bay State Life Insurance Company, which are registered as unit investment trusts under the Investment Company Act of 1940.

The discussion that follows indicates those entities owned directly or indirectly by Massachusetts Mutual Life Insurance Company:

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

ORGANIZATIONAL SUMMARY

I. DIRECT SUBSIDIARIES OF MASSMUTUAL – MassMutual is the sole owner of each subsidiary unless otherwise indicated.

A.	CM Assurance Company (July 2, 1986), a Connecticut corporation which operates as a life and health insurance company. This subsidiary is inactive.

B.	CM Benefit Insurance Company (April 18, 1986), a Connecticut corporation which operates as a life and health insurance company. This subsidiary is inactive.

C.	C.M. Life Insurance Company (May 11, 1981), a Connecticut corporation which operates as a life and health insurance company.

1.	MML Bay State Life Insurance Company (April 1, 1935), a Connecticut corporation which operates as a life and health insurance company.

D.	MML Distributors, LLC (Nov. 10, 1994), a Connecticut limited liability company which operates as a securities broker-dealer. (MassMutual Holding LLC – 1%.)

E.	MassMutual Holding LLC (Nov. 30, 1984), a Delaware limited liability company which operates as a holding company for certain MassMutual entities.

MassMutual Holding LLC is the sole owner of each subsidiary or affiliate unless otherwise indicated.

1.	MML Investors Services, Inc. (Dec. 31, 1981), a Massachusetts corporation which operates as a broker dealer and investment adviser.

a.	MML Insurance Agency, Inc. (Nov. 16, 1990), a Massachusetts corporation which operates as an insurance broker.

b.	MMLISI Financial Alliances, LLC, a Delaware limited liability company which operates as a broker-dealer and insurance broker.

2.	MassMutual Holding MSC, Inc. (Dec. 26, 1996), a Massachusetts corporation which operates as a holding company for MassMutual positions in investment entities organized outside of the United States. This subsidiary qualifies as a “Massachusetts Security Corporation” under Chapter 63 of the Massachusetts General Laws. MassMutual Holding MSC, Inc. is the sole owner of each subsidiary or affiliate unless otherwise indicated.

a.	MassMutual Corporate Value Limited (Aug. 24, 1994), a Cayman Islands corporation which holds a 88.4% ownership interest in MassMutual Corporate Value Partners Limited, another Cayman Islands corporation operating as a high-yield bond fund. (MassMutual Holding MSC, Inc. – 46%)

1.)	MassMutual Corporate Value Partners Ltd. (Aug. 24, 1994), owned 88.4% by MassMutual Corporate Value Limited.

b.	9048-5434 Quebec, Inc. (April 4, 1997), a Canadian corporation, which used to operate as the owner of Hotel du Parc in Montreal, Quebec, Canada. Inactive.

c.	1279342 Ontario Limited (Jan. 29, 1998), a Canadian corporation which operates as the owner of Deerhurst Resort in Huntsville, Ontario, Canada.

3.	Antares Capital Corporation, a Delaware corporation which operates as a finance company. (MassMutual Holding LLC – 80.2%)

a.	Antares Asset Management, Inc., a Delaware corporation, provides investment advisory/investment management services to private investment funds.

4.	Cornerstone Real Estate Advisers, LLC (Jan. 20, 1994), a Delaware limited liability company which operates as an investment adviser.

a.	Cornerstone Office Management, LLC (May 28, 1987), a Delaware limited liability company which serves as the general partner of Cornerstone Suburban Office, L.P. (Cornerstone Real Estate Advisers, LLC – 50%; MML Realty Management Corporation – 50%).

5.	Babson Capital Management LLC (July 5, 1940), a Delaware limited liability company which operates as an investment adviser.

a.	Charter Oak Capital Management, Inc. (March 15, 1996), a Delaware corporation which formerly operated as a manager of institutional investment portfolios.

b.	Babson Capital Securities Inc (July 1, 1994), a Massachusetts corporation which operates as a securities broker-dealer.

c.	Babson Capital Management Inc., a California corporation which holds a real estate license.

d.	FITech Asset Management, L.P. (“AM”) (June 9, 1999) is a Delaware Limited Partnership, formed to manage FITech Domestic Value, L.P. (“the Fund”), a “fund-of-funds” that invests in hedge funds. (Babson Capital Management LLC is a limited partner in AM with a controlling interest – 58%).

e.	FITech Domestic Partners, LLC (“DP”) (January 26, 2000) is a Delaware LLC that is the general partner of AM. (Babson Capital Management LLC owns a controlling interest -58% – of DP.)

f.	Leland Fund Multi G.P., Ltd. (March 8, 2001) is a corporation that acts as the general partner to several entities that comprise the hedge fund know as Leland.

g.	Babson Capital Guernsey Limited, an investment management company organized under the laws of Isle of Guernsey.

1.)	Babson Capital Europe Limited, an institutional debt-fund manager organized under the laws of England and Wales.

h.	S.I. International Assets, formerly known as Babson-Stewart Ivory International, is a Massachusetts general partnership that operates as a registered investment adviser. Babson Capital Management LLC holds a 50% ownership interest in the firm.

i.	Babson Investment Company, a Massachusetts securities corporation used to hedge certain employee benefit obligations of Babson Capital Management LLC.

6.	Oppenheimer Acquisition Corp. (June 21, 1990), a Delaware corporation which operates as a holding company for the Oppenheimer companies (MassMutual Holding LLC – 96.8%).

a.	OppenheimerFunds, Inc. (Oct. 23, 1987), a Colorado corporation which operates as the investment adviser to the Oppenheimer Funds.

1.)	Centennial Asset Management Corporation (May 8, 1987), a Delaware corporation which operates as investment adviser and general distributor of the Centennial Funds.

2.)	OppenheimerFunds Distributor, Inc. (July 3, 1978), a New York corporation which operates as a securities broker-dealer.

3.)	Oppenheimer Partnership Holdings, Inc. (Nov. 28, 1989), a Delaware corporation which operates as a holding company.

4.)	Oppenheimer Real Asset Management, Inc. (Dec. 22, 1988), a Delaware corporation which is the sub-adviser to a mutual fund investing in the commodities markets.

5.)	Shareholder Financial Services, Inc. (Nov. 1, 1989), a Colorado corporation which operates as a transfer agent for mutual funds.

6.)	Shareholder Services, Inc. (Sept. 16, 1987), a Colorado corporation which operates as a transfer agent for various Oppenheimer and MassMutual funds.

7.)	OFI Private Investments, Inc. (March 20, 2000) is a New York based registered investment adviser which manages smaller separate accounts, commonly known as wrap-fee accounts, which are introduced by unaffiliated broker-dealers, on a subadvisory basis for a stated fee.

8.)	OFI Institutional Asset Management. Inc. (Nov. 20, 2000) is a New York based registered investment advisor which provides investment supervisory services on a discretionary basis to individual accounts, pension plans, insurance company separate accounts, public funds and corporations for a stated fee.

a.)	Trinity Investment Management Corporation (Nov. 1, 1974), a Pennsylvania corporation and registered investment adviser which provides portfolio management and equity research services primarily to institutional clients.

b.)	OFI Trust Company (1988), a New York corporation which conducts the business of a trust company.

c.)	HarbourView Asset Management Corporation (April 17, 1986), a New York corporation which operates as an investment adviser.

d.)	OppenheimerFunds (Asia) Limited, a Hong Kong mutual fund marketing company. (5% by OFI)

9.)	OppenheimerFunds International, Ltd. (July 9, 1997) is a Dublin based investment advisor that advises the Oppenheimer offshore funds known as the Oppenheimer Funds plc.

b.	Tremont Capital Management, Inc. (June 28, 2001), a New York-based investment services provider which specializes in hedge funds.

1.)	Tremont (Bermuda), Ltd., a Bermuda-based investment adviser.

a.)	Tremont Life Holdings Limited (Dec. 12, 2001), a corporation organized under the laws of Bermuda. (less than 10% is owned by Tremont (Bermuda), Ltd.)

b.)	FITX Group Limited (owned 24.72% by Tremont (Bermuda) Ltd.)

2.)	Tremont Partners, Inc., (1984) a registered investment adviser.

3.)	Tremont Capital Management Limited

4.)	Tremont Futures, Inc. (July 14, 1998), a commodity pool operator and commodity trading adviser.

5.)	Tremont Securities, Inc., a registered broker dealer.

6.)	Tremont Capital Management, Corp. (owned 77% by Tremont Capital Management, Inc.)

7.)	Credit Suisse First Boston Tremont Index LLC (less than 25% owned by Tremont Capital Management, Inc.)

8.)	Tremont Capital Management (Ireland) Limited, the manager of an Irish umbrella trust that manages a series of non-US strategy based funds.

7.	CM Property Management, Inc. (Dec. 23, 1976), a Connecticut corporation which serves as the general partner of Westheimer 335 Suites Limited Partnership. The partnership holds a ground lease with respect to hotel property in Houston, Texas.

8.	HYP Management LLC (July 24, 1996), a Delaware limited liability company which operates as the “LLC Manager” of MassMutual High Yield Partners II LLC, a high yield bond fund.

9.	MassMutual Benefits Management, Inc. (March 20, 1991), a Delaware corporation which supports MassMutual with benefit plan administration and planning services.

10.	MMHC Investment LLC (July 24, 1996), a Delaware limited liability company which is a passive investor in MassMutual/Darby CBO IM, Inc., MassMutual/Darby CBO LLC, MassMutual High Yield Partners II LLC, and other MassMutual investments.

a.	MassMutual/Darby CBO IM Inc. (Dec. 5, 1997), a Delaware corporation which operates as the “LLC Manager” of MassMutual/Darby CBO LLC, a collateralized bond obligation fund. (MMHC Investment, Inc. – 50%)

11.	MML Realty Management Corporation (Oct. 14, 1968), a Massachusetts corporation which formerly operated as a manager of properties owned by MassMutual.

c.	Cornerstone Office Management, LLC (May 28, 1987), a Delaware limited liability company which serves as the general partner of Cornerstone Suburban Office, L.P. (MML Realty Management Corporation – 50%; Cornerstone Real Estate Advisers LLC – 50%).

12.	MassMutual International, Inc. (Feb. 19, 1996), a Delaware corporation which operates as a holding company for those entities constituting MassMutual’s international insurance operations. MassMutual International, Inc. is the sole owner of each of the subsidiaries or affiliates listed below unless otherwise indicated.

a.	MassMutual Asia Limited, a corporation organized in Hong Kong which operates as a life insurance company. (Owned 99.9% by MassMutual International, Inc. and .01% by MassMutual Holding LLC.

1.)	MassMutual Insurance Consultants Limited, a corporation organized in Hong Kong which operates as a general insurance agent.

2.)	MassMutual Trustees Limited, a corporation organized in Hong Kong which operates as an approved trustee for the mandatory provident funds. (Owned 20% each by MassMutual Asia Limited, MassMutual Services Limited (in trust for MassMutual Asia Ltd.), MassMutual Guardian Limited (in trust for MassMutual Asia Ltd.) and Kenneth Yu (in trust for MassMutual Asia Ltd.)).

3.)	Protective Capital (International) Limited, a corporation organized in Hong Kong which is a dormant investment company currently holding 12% of MassMutual Life Insurance Company in Japan.

4.)	MassMutual Services Limited, a corporation organized in Hong Kong which provided policyholders with estate planning services. This company is now inactive. (MassMutual Asia Ltd. – 50%, Elroy Chan – 50% (in trust for MassMutual Asia Ltd.))

5.)	MassMutual Guardian Limited, a corporation organized in Hong Kong which provided policyholders with estate planning services. This company is now inactive. (MassMutual Asia Ltd. – 50%, Elroy Chan – 50% (in trust for MassMutual Asia Ltd.))

6.)	MassMutual Asia Investors Limited, a Hong Kong company that provides investment advisory services.

b.	MassMutual Internacional (Chile) Limitada, a corporation organized in the Republic of Chile which operates as a holding company. (MassMutual International, Inc. – 79.43%; MassMutual Holding LLC – .07%; 1279342 Ontario Limited – 20.5%)

1.)	Compañia de Seguros Vida Corp S.A., corporation organized in the Republic of Chile which operates as an insurance company. (MassMutual Internacional (Chile) S.A. – 33.5%)

2.)	Origen Inversiones S.A., a corporation organized in the Republic of Chile which operates as a holding company. (MassMutual Internacional (Chile) S.A. – 33.5%)

c.	MassMutual (Bermuda) Ltd., a corporation organized in Bermuda which operates as an exempted insurance company.

d.	MassMutual Europe S.A., a corporation organized in the Grand Duchy of Luxembourg which operates as a life insurance company. (MassMutual International, Inc. – 99.9%; MassMutual Holding LLC – .01%)

e.	MassMutual International Holding MSC, Inc., a Massachusetts corporation which currently acts as a holding company for MMI’s interest in Taiwan.

1.)	MassMutual Mercuries Life Insurance Company, a Taiwan corporation which operates as a life insurance company. (MassMutual International Holding MSC, Inc. – 38%)

a.) Fuh Hwa Investment Trust Co. Ltd, a mutual fund firm in Taiwan (MM Mercuries Life Insurance Company – 31%; MassMutual International Holding MSC, Inc. – 18.4%)

f.	MassMutual Life Insurance Company, a Japanese corporation which operates as a life insurance company. (MassMutual International, Inc. – 88.7%; MM Real Estate Co., Ltd. – 1.3%; Protective Capital (International) Ltd. – 9.9%)

1.)	MM Real Estate Co., Ltd., a Japanese entity which holds and manages real estate. (MassMutual Life Insurance Company – 4.8%; MassMutual International, Inc. – 95.2%)

2.)	MassMutual Leasing Company, a Japanese company that leases office equipment and performs commercial lending. (MM Real Estate Co., Ltd. – 90%; MassMutual Life Insurance Company – 10%.)

13.	MassMutual Funding LLC (May 11, 2000), a Delaware limited liability company which issues commercial paper.

14.	MassMutual Assignment Company (Oct. 4, 2000), a North Carolina corporation which operates a structured settlement business.

15.	MML Financial, LLC (May 7, 2004), a Delaware limited liability company which operates as a holding company.

a.	MMLA UK Limited, MMLA UK Limited, a limited liability company organized under the laws of England and Wales.

b.	MML Investment Products, LLC, (November 9, 2004) a Delaware limited liability company licensed to carry on any lawful business purpose or activity not restricted by the Delaware Limited Liability Company Act. This company primarily makes investments.

c.	MML Assurance, Inc. (November 29, 2004), a New York insurance company.

16.	MassMutual Holdings (Bermuda) Ltd., a Bermuda company that acts as a holding company for certain MassMutual subsidiaries.

a.	Baring Asset Management Limited (April 6, 1994), a company incorporated under the laws of England and Wales that acts an investment manager/adviser.

1.)	Baring Asset Management Life Limited (December 6, 1999), a company incorporated under the laws of England and Wales that acts as an authorized representative of NNUK under Section 44 of the Financial Services Act of 1986.

2.)	Baring Fund Managers Limited (October 29, 1968), a company incorporated under the laws of England and Wales that acts as a manager of BAM UK Collective Investment Schemes.

3.)	Baring International Investment Limited (June 7, 1979), a company incorporated under the laws of England and Wales that acts as an investment manager/adviser.

4.)	Baring Pension Trustees Limited, a company organized under the laws of England and Wales that acts as a trustee for the pension scheme covering UK-based employees of Baring Asset Management Limited.

5.)	Baring Private Investment Management Limited (February 23, 1989), a company incorporated under the laws of England and Wales. This is a non-trading company.

6.)	Baring Investment Services Limited (May 18, 1988), a company incorporated under the laws of England and Wales that acts as a service company which supports all the BAM Group operating companies within the UK

7.)	Baring International Investment Management Holdings Limited (November 12, 1985), a company incorporated under the laws of England and Wales that acts as and intermediate holding company.

a.)	Baring Asset Management A.G. (February 21, 2000), a company incorporated under the laws of Germany that provides marketing and client services regarding investment funds and other asset management products of the BAM group.

b.)	Baring Asset Management France S.A. (July 24, 1997), a company incorporated under the laws of France that acts as an investment manager/adviser.

c.)	Baring Investment Administrative Services (South Africa) Limited (September 4, 1998), a company incorporated under the laws of South Africa. The company was incorporated to serve as the South African Representative Office for selected collective investment schemes as contemplated in the Regulations made pursuant to Section 37A(1) of the Units Trusts Control Act, 1981 as amended.

d.)	Baring International Investment Management Limited (October 26, 1973), an intermediate holding company organized in Hong Kong.

i.	Baring Mutual Fund Management S.A. (June 8, 1989), a company organized in the Grand Duchy of Luxembourg that acts as the manager of the New Russia Fund.

ii.	Baring Asset Management UK Holdings Limited (October 25, 1983), a company incorporated under the laws of England and Wales that acts as and intermediate holding company.

aa.	Baring Asset Management (CI) Limited (July 18, 1990), an investment management company organized under the laws of the Isle of Guernsey.

bb.	Baring International Fund Managers (Ireland) Limited (July 16, 1990), a company incorporated under the laws of Ireland that acts as a manager of BAM Irish Collective Investment Schemes and Funds.

cc.	Baring Mutual Fund Management (Ireland) Limited (November 29, 1991), a company incorporated under the laws of Ireland that acts as an investment adviser.

dd.	Baring Sice (Taiwan) Limited (March 15, 1990), a regulated company organized in Taiwan.

ee.	Baring Asset Management (Japan) Limited (January 13, 1986), a company organized in Japan that acts as an investment adviser.

ff.	Baring Asset Management (Australia) Pty Limited (June 6, 1986), an investment adviser incorporated under the laws of Australia.

gg.	Baring Asset Management (Asia) Holdings Limited (June 7, 1985), an intermediate holding company organized in Hong Kong.

i.)	Baring Asset Management (Asia) Limited (March 15, 1985), a company organized in Hong Kong that acts as an investment adviser.

ii.)	Baring International Fund Managers (Bermuda) Limited (September 13, 1988), a company incorporated under the laws of Bermuda that acts as a trustee of Baring Korea Trust Fund Ltd.’s undistributed funds.

17.	Baring Asset Management Holdings, Inc. (March 16, 1979), a Delaware corporation that acts as an intermediate holding company.

a.	Baring Asset Management, Inc. (September 28, 1967), a Massachusetts corporation that acts as an investment adviser.

b.	Baring Investment Services, Inc. (December 22, 1987), a Delaware corporation that acts as a captive broker-dealer.

F.	MassMutual Mortgage Finance, LLC (May 11, 1998), a Delaware limited liability company which makes, acquires, holds and sells mortgage loans.

G.	The MassMutual Trust Company (Jan. 12, 2000), a federally chartered stock savings bank which performs trust services.

H.	MassMutual Owners Association, Inc. (Feb. 14, 2002), a Massachusetts company which is authorized to conduct sales and marketing operations.

I.	MassMutual Investment Management Company (May 28, 2004), a Japanese registered investment advisor.

II. REGISTERED INVESTMENT COMPANY AFFILIATES

Each of the following entities is a registered investment company sponsored by MassMutual or one of its affiliates.

A.	MassMutual Premier Funds, a Massachusetts business trust which operates as an open-end investment company. MassMutual serves as investment adviser to the trust.

B.	MML Series Investment Fund, a Massachusetts business trust which operates as an open-end investment company. All shares issued by the trust are owned by MassMutual and certain of its affiliates.

C.	MassMutual Corporate Investors, a Massachusetts business trust which operates as a closed-end investment company.

MassMutual serves as investment adviser to the trust. Registered to do business in Alabama and Colorado.

D.	MassMutual Select Funds, a Massachusetts business trust which operates as an open-end investment company. MassMutual serves as investment adviser to the trust.

E.	MassMutual Participation Investors, a Massachusetts business trust which operates as a closed-end investment company.

MassMutual serves as investment adviser to the trust.

F.	Panorama Series Fund, Inc., a Maryland corporation which operates as an open-end investment company. All shares issued by the fund are owned by MassMutual and certain affiliates.

G.	MML Series Investment Fund II, a Massachusetts business trust which operates as an open-end investment company. All shares issued by the trust are owned by MassMutual and certain of its affiliates.

Item 27.    Number Of Contract Owners

As of January 31, 2005, the number of participants was 20,835.

Item 28.    Indemnification

MassMutual directors and officers are indemnified under Article V of the by-laws of Massachusetts Mutual Life Insurance Company, as set forth below.

Article	V. of the Bylaws of MassMutual provide for indemnification of directors and officers as follows:

Article	V. Subject to limitations of law, the Company shall indemnify:

(a)	each director, officer or employee;

(b)	any individual who serves at the request of the Company as a director, board member, committee member, officer or employee of any organization or any separate investment account; or

(c)	any individual who serves in any capacity with respect to any employee benefit plan,

from and against all loss, liability and expense imposed upon or incurred by such person in connection with any action, claim or proceeding of any nature whatsoever, in which such person may be involved or with which he or she may be threatened, by reason of any alleged act, omission or otherwise while serving in any such capacity.

Indemnification shall be provided although the person no longer serves in such capacity and shall include protection for the person’s heirs and legal representatives. Indemnities hereunder shall include, but not be limited to, all costs and reasonable counsel fees, fines, penalties, judgments or awards of any kind, and the amount of reasonable settlements, whether or not payable to the Company or to any of the other entities described in the preceding paragraph, or to the policyholders or security holders thereof.

Notwithstanding the foregoing, no indemnification shall be provided with respect to:

(1)	any matter as to which the person shall have been adjudicated in any proceeding not to have acted in good faith in the reasonable belief that his or her action was in the best interests of the Company or, to the extent that such matter relates to service with respect to any employee benefit plan, in the best interests of the participants or beneficiaries of such employee benefit plan;
(2)	any liability to any entity which is registered as an investment company under the Federal Investment Company Act of 1940 or to the security holders thereof, where the basis for such liability is willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of office; and

(3)	any action, claim or proceeding voluntarily initiated by any person seeking indemnification, unless such action, claim or proceeding had been authorized by the Board of Directors or unless such person’s indemnification is awarded by vote of the Board of Directors.

In any matter disposed of by settlement or in the event of an adjudication which in the opinion of General Counsel or his delegate does not make a sufficient determination of conduct which could preclude or permit indemnification in accordance with the preceding paragraphs (1), (2) and (3), the person shall be entitled to indemnification unless, as determined by the majority of the disinterested directors or in the opinion of counsel (who may be an officer of the Company or outside counsel employed by the Company), such person’s conduct was such as precludes indemnification under any of such paragraphs.

The Company may at its option indemnify for expenses incurred in connection with any action or proceeding in advance of its final disposition, upon receipt of a satisfactory undertaking for repayment if it be subsequently determined that the person thus indemnified is not entitled to indemnification under this Article V.

Insofar as indemnification for liabilities arising under Securities Act of 1933 may be permitted to directors, officers and controlling persons of MassMutual pursuant to the foregoing provisions, or otherwise, MassMutual has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 193, and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by MassMutual of expenses incurred or paid by a director, officer or controlling person of MassMutual in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, MassMutual will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

Item 29.    Principal Underwriters

(a)  MML Distributors, LLC, a controlled subsidiary of MassMutual, acts as principal underwriter for registered separate accounts of MassMutual, C.M. Life and MML Bay State.

(b)  MML Distributors, LLC, is the principal underwriter for the contracts. The following people are officers and member representatives of the principal underwriter.

OFFICERS AND MEMBER REPRESENTATIVES MML DISTRIBUTORS, LLC

Name	Officer	Business Address
Thomas A. Monti	President	One Monarch Place 1414 Main Street Springfield, MA 01144-1013

Margaret Sperry	Member Representative Massachusetts Mutual Life Insurance Co. MassMutual Holding Co.	1295 State Street Springfield, MA 01111

Ronald E. Thomson	Vice President	One Monarch Place 1414 Main Street Springfield, MA 01144-1013

Robert S. Rosenthal	Vice President Chief Legal Officer Assistant Secretary	One Monarch Place 1414 Main Street Springfield, MA 01144-1013

Matthew E. Winter	Executive Vice President	1295 State Street Springfield, MA 01111

William F. Monroe, Jr.	Vice President	One Monarch Place 1414 Main Street Springfield, MA 01144-1013

Peter G. Lahaie	Treasurer Chief Financial Officer	One Monarch Place 1414 Main Street Springfield, MA 01144-1013

Sally Fortier Murphy	Secretary	1295 State Street Springfield, MA 01111-0001

Marilyn A. Sponzo	Chief Compliance Officer	1295 State Street Springfield, MA 01111-0001

Item 30.    Location of Accounts and Records

All accounts, books, or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained by the Registrant at 140 Garden Street, Hartford, CT.

Item 31.    Management Services

Not Applicable.

Item 32.    Undertakings

(a)  Registrant hereby undertakes to file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than sixteen (16) months old for so long as payment under the variable annuity contracts may be accepted.

(b)  Registrant hereby undertakes to include either (1) as part of any application to purchase a contract offered by the Prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a postcard or similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information.

(c)  Registrant hereby undertakes to deliver any Statement of Additional Information and any financial statement required to be made available under this Form promptly upon written or oral request.

(d)  Massachusetts Mutual Life Insurance Company hereby represents that the fees and charges deducted under the individual or group deferred variable annuity contract described in this Registration Statement in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Massachusetts Mutual Life Insurance Company.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant, Massachusetts Mutual Variable Annuity Separate Account 4, certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment No. 3 pursuant to Rule 485(b) under the Securities Act of 1933 and has caused this Post-Effective Amendment No. 3 to Registration Statement No. 333-73406 to be signed on its behalf by the undersigned thereunto duly authorized, all in the city of Springfield and the Commonwealth of Massachusetts, on the 25th day of April, 2005.

MASSACHUSETTS MUTUAL VARIABLE ANNUITY SEPARATE ACCOUNT 4

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY (Depositor)

By:	/s/ ROBERT J. O’CONNELL*
Robert J. O’Connell Chairman, Director, President and Chief Executive Officer Massachusetts Mutual Life Insurance Company

/s/ ROBERT LIGUORI
*Robert Liguori

On April 25, 2005, as Attorney-in-Fact pursuant to power of attorney.

As required by the Securities Act of 1933, this Post-Effective Amendment No. 3 to Registration Statement No. 333-73406 has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ ROBERT J. O’CONNELL* Robert J. O’Connell	Chairman, Director, President and Chief Executive Officer (Principal Executive Officer)	April 25, 2005

/s/ HOWARD GUNTON* Howard Gunton	Executive Vice President and Chief Financial Officer (Principal Financial Officer)	April 25, 2005

/s/ NORMAN A. SMITH* Norman A. Smith	Vice President and Controller (Principal Accounting Officer)	April 25, 2005

/S/ ROGER G. ACKERMAN* Roger G. Ackerman	Director	April 25, 2005

/s/ JAMES R. BIRLE* James R. Birle	Director	April 25, 2005

/s/ GENE CHAO* Gene Chao	Director	April 25, 2005

/s/ JAMES H. DEGRAFFENREIDT, JR.* James H. DeGraffenreidt, Jr.	Director	April 25, 2005

/S/ PATRICIA DIAZ DENNIS* Patricia Diaz Dennis	Director	April 25, 2005

/s/ JAMES L. DUNLAP* James L. Dunlap	Director	April 25, 2005

/s/ WILLIAM B. ELLIS* William B. Ellis	Director	April 25, 2005

/s/ ROBERT ESSNER* Robert Essner	Director	April 25, 2005

/s/ ROBERT M. FUREK* Robert M. Furek	Director	April 25, 2005

/s/ CAROL A. LEARY* Carol A. Leary	Director	April 25, 2005

/s/ WILLIAM B. MARX, JR.* William B. Marx, Jr.	Director	April 25, 2005

/s/ JOHN F. MAYPOLE* John F. Maypole	Director	April 25, 2005

/S/ MARC RACICOT* Marc Racicot	Director	April 25, 2005

/s/ ROBERT LIGUORI *Robert Liguori	On April 25, 2005, as Attorney-in-Fact pursuant to powers of attorney

REPRESENTATION BY REGISTRANT’S COUNSEL

As attorney to the Registrant, I, James M. Rodolakis, have reviewed this Post-Effective Amendment No. 3 to Registration Statement No. 333-73406, and represent, pursuant to the requirement of paragraph (e) of Rule 485 under the Securities Act of 1933, that this Amendment does not contain disclosures which would render it ineligible to become effective pursuant to paragraph (b) of said Rule 485.

/s/    JAMES M. RODOLAKIS

James M. Rodolakis

Second Vice President and Associate General Counsel

INDEX TO EXHIBITS

Exhibit 9	Opinion and Consent of Counsel

Exhibit 10(i)	(a) Consent of Independent Registered Public Accounting Firm, KPMG LLP

(b) Consent of Independent Registered Public Accounting Firm, Deloitte & Touche LLP

Exhibit 99	Reports of Independent Registered Public Accounting Firm, Deloitte & Touche LLP